UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-04118

Fidelity Securities Fund

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Margaret Carey, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2024

Item 1.

Reports to Stockholders

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Blue Chip Growth Fund Fidelity® Blue Chip Growth Fund Class K : FBGKX

This annual shareholder report contains information about Fidelity® Blue Chip Growth Fund for the period August 1, 2023 to July 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-835-5092 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class K	$ 47	0.41%
What affected the Fund's performance this period?

•U.S. equities gained for the 12 months ending July 31, 2024, driven by resilient corporate profits, a frenzy over generative artificial intelligence and the Federal Reserve's likely pivot to cutting interest rates later this year.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the benchmark for the fiscal year, especially within information technology. Picks in industrials also boosted the fund's relative performance. Also helping our relative result was an overweight in communication services, primarily within the media & entertainment industry.
•The top individual relative contributor by far was an overweight in Nvidia (+150%). The stock was the fund's biggest holding. A second notable relative contributor was an underweight in Apple (+14%). The company was among the fund's biggest holdings. Another notable relative contributor was a non-benchmark stake in Abercrombie & Fitch (+273%).
•In contrast, the biggest detractor from performance versus the benchmark was an overweight in consumer discretionary, especially within the consumer durables & apparel industry. Stock picks in consumer staples, primarily within the consumer staples distribution & retail industry, also hampered the fund's result, as did an underweight in information technology.
•The biggest individual relative detractor was an underweight in Broadcom (+82%). This was a position we established this period. The second-largest relative detractor was an overweight in Marvell Technology (+3%). The stock was one of our largest holdings. An overweight in Lululemon Athletica (-31%) also hurt.
•Notable changes in positioning include lower allocation to industrials.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
July 31, 2014 through July 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class K	30.85%	20.70%	17.71%
Russell 1000® Growth Index	26.94%	18.41%	16.31%
Russell 1000® Index	21.50%	14.59%	12.86%

Visit www.401k.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2024)

KEY FACTS
Fund Size	$65,240,592,776
Number of Holdings	397
Total Advisory Fee	$229,406,657
Portfolio Turnover	22%
What did the Fund invest in?
(as of July 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	45.3
Consumer Discretionary	19.5
Communication Services	15.6
Health Care	7.7
Industrials	4.6
Financials	3.6
Energy	1.5
Consumer Staples	1.1
Materials	0.8
Real Estate	0.3
Utilities	0.0

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	13.5
Apple Inc	11.2
Amazon.com Inc	8.5
Microsoft Corp	8.4
Alphabet Inc Class A	6.5
Meta Platforms Inc Class A	4.7
Marvell Technology Inc	2.8
Eli Lilly & Co	2.5
Netflix Inc	2.1
Snap Inc Class A	1.6
61.8

How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 28, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-835-5092  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  •Management fee
  •Performance adjustment fee

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913432.100    2078-TSRA-0924

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Small Cap Growth Fund Fidelity Advisor® Small Cap Growth Fund Class I : FCIGX

This annual shareholder report contains information about Fidelity® Small Cap Growth Fund for the period August 1, 2023 to July 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$ 112	1.01%
What affected the Fund's performance this period?

•U.S. equities gained for the 12 months ending July 31, 2024, driven by resilient corporate profits, a frenzy over generative artificial intelligence and the Federal Reserve's likely pivot to cutting interest rates later this year.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the benchmark for the fiscal year, especially within industrials, where our stock picks in capital goods helped most. Stock choices in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, and consumer discretionary also boosted the fund's relative performance.
•The fund's non-benchmark stake in Vertiv Holdings (+227%) was the top individual relative contributor. The stock was not held at period end. The second-largest relative contributor was an overweight in FTAI Aviation (+253%). This period we increased our stake, and FTAI Aviation finished the fiscal year as one of our biggest holdings. Another notable relative contributor was our stake in Rover (+99%), a stock that was not held at period end.
•In contrast, the biggest detractors from performance versus the benchmark were overweight holdings in health care and energy. Picks in communication services also detracted from our relative result.
•The largest individual relative detractors were an overweight in agilon health (-64%) and a non-benchmark stake in Allegro MicroSystems (-51%). This period we increased our position in Allegro MicroSystems. Our stake in Abercrombie & Fitch (-20%) also detracted. This was an investment we established this period.
•Notable changes in positioning include increased exposure to the financials sector and a lower allocation to consumer staples.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
July 31, 2014 through July 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class I	21.20%	10.74%	12.88%
Russell 2000® Growth Index	12.80%	7.64%	8.92%
Russell 3000® Index	21.07%	14.23%	12.58%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2024)

KEY FACTS
Fund Size	$7,489,579,269
Number of Holdings	290
Total Advisory Fee	$51,167,416
Portfolio Turnover	84%
What did the Fund invest in?
(as of July 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Health Care	23.3
Industrials	21.9
Information Technology	19.6
Consumer Discretionary	12.9
Financials	6.6
Materials	5.2
Energy	4.7
Consumer Staples	2.6
Real Estate	1.4
Communication Services	1.1
Utilities	0.1

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Insight Enterprises Inc	1.6
FTAI Aviation Ltd	1.5
Wix.com Ltd	1.3
TransMedics Group Inc	1.3
Applied Industrial Technologies Inc	1.2
Fluor Corp	1.1
Carpenter Technology Corp	1.0
Installed Building Products Inc	1.0
TD SYNNEX Corp	0.9
Brinker International Inc	0.9
11.8

How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 28, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  •Management fee
  •Performance adjustment fee

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913463.100    1382-TSRA-0924

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Growth & Income Portfolio Fidelity® Growth & Income Portfolio : FGRIX

This annual shareholder report contains information about Fidelity® Growth & Income Portfolio for the period August 1, 2023 to July 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Growth & Income Portfolio	$ 61	0.56%
What affected the Fund's performance this period?

•U.S. equities gained for the 12 months ending July 31, 2024, driven by resilient corporate profits, a frenzy over generative artificial intelligence and the Federal Reserve's likely pivot to cutting interest rates later this year.
•Against this backdrop, market selection was the primary detractor from the fund's performance versus the S&P 500® index for the fiscal year, especially an underweight in information technology, where an underweight in semiconductors & semiconductor equipment hurt most. Stock picking and an underweight in communication services, primarily within the media & entertainment industry, also hampered the fund's result, as did security selection in materials. Lastly, the fund's position in cash detracted.
•The largest individual relative detractor was an underweight in Nvidia (+150%). This period we increased our position in Nvidia. The stock was one of our biggest holdings. The second-largest relative detractor was an overweight in Boeing (-22%). The company was among the fund's biggest holdings. Another notable relative detractor was our non-benchmark stake in First Quantum Minerals (-58%).
•In contrast, the biggest contributor to performance versus the benchmark was stock picking in industrials, primarily within the capital goods industry. Picks in health care, especially within the health care equipment & services industry, also boosted relative performance. Also contributing to our result was an underweight in consumer discretionary, primarily within the automobiles & components industry.
•The top individual relative contributor was an overweight in General Electric (+88%). The company was among the fund's biggest holdings. The second-largest relative contributor this period was avoiding Tesla, a benchmark component that returned -13%. An overweight in Wells Fargo (+30%) also contributed. The company was one of our biggest holdings.
•Notable changes in positioning include increased exposure to information technology.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
July 31, 2014 through July 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Growth & Income Portfolio	20.41%	14.62%	11.42%
S&P 500® Index	22.15%	15.00%	13.15%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2024)

KEY FACTS
Fund Size	$10,757,029,257
Number of Holdings	185
Total Advisory Fee	$44,965,159
Portfolio Turnover	19%
What did the Fund invest in?
(as of July 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	24.3
Financials	18.5
Industrials	16.3
Health Care	12.1
Energy	9.9
Consumer Staples	5.9
Communication Services	4.0
Utilities	2.4
Consumer Discretionary	2.0
Real Estate	1.4
Materials	1.2

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Microsoft Corp	8.2
Exxon Mobil Corp	7.1
Wells Fargo & Co	5.6
General Electric Co	5.1
NVIDIA Corp	4.2
Apple Inc	3.0
Bank of America Corp	2.8
UnitedHealth Group Inc	2.1
Boeing Co	1.9
Visa Inc Class A	1.8
41.8

How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 28, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913386.100    27-TSRA-0924

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2024
Fidelity® Blue Chip Growth K6 Fund Fidelity® Blue Chip Growth K6 Fund : FBCGX

This annual shareholder report contains information about Fidelity® Blue Chip Growth K6 Fund for the period August 1, 2023 to July 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-835-5092 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Blue Chip Growth K6 Fund	$ 52	0.45%
What affected the Fund's performance this period?

•U.S. equities gained for the 12 months ending July 31, 2024, driven by resilient corporate profits, a frenzy over generative artificial intelligence and the Federal Reserve's likely pivot to cutting interest rates later this year.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the benchmark for the fiscal year, especially within information technology. Stock picks in industrials and health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, also boosted the fund's relative performance.
•The top individual relative contributor by far was an overweight in Nvidia (+150%), the fund's biggest holding. An overweight in Meta Platforms (+49%) and an underweight in Apple (+14%), two of the fund's biggest holdings, also helped.
•In contrast, the biggest detractor from performance versus the benchmark was an underweight in information technology. Picks and an overweight in consumer discretionary, primarily within the consumer durables & apparel industry, also hampered the fund's result, as did picks in consumer staples, especially within the consumer staples distribution & retail industry.
•The largest individual relative detractor was an overweight in Marvell Technology (+3%), one of the fund's biggest holdings. It also hurt to underweight in Broadcom (+82%), an investment we established this period, and to hold a non-benchmark stake in ON Semiconductor (-28%).
•Notable changes in positioning include increased exposure to the financials sector and a lower allocation to consumer discretionary.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
May 25, 2017 through July 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Fidelity® Blue Chip Growth K6 Fund	29.54%	21.11%	19.44%
Russell 1000® Growth Index	26.94%	18.41%	17.81%
Russell 1000® Index	21.50%	14.59%	13.86%
A   From May 25, 2017

Visit www.401k.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2024)

KEY FACTS
Fund Size	$15,453,476,056
Number of Holdings	385
Total Advisory Fee	$56,871,896
Portfolio Turnover	17%
What did the Fund invest in?
(as of July 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	39.4
Consumer Discretionary	17.0
Communication Services	15.2
Health Care	8.4
Industrials	5.1
Financials	3.9
Consumer Staples	2.3
Energy	1.3
Materials	0.7
Real Estate	0.3
Utilities	0.0

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	13.7
Apple Inc	5.9
Alphabet Inc Class A	5.6
Amazon.com Inc	5.2
Meta Platforms Inc Class A	5.0
Microsoft Corp	5.0
Eli Lilly & Co	2.8
Marvell Technology Inc	2.4
Netflix Inc	2.2
Snap Inc Class A	1.7
49.5

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913548.100    2945-TSRA-0924

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Leveraged Company Stock Fund Fidelity® Leveraged Company Stock Fund Class K : FLCKX

This annual shareholder report contains information about Fidelity® Leveraged Company Stock Fund for the period August 1, 2023 to July 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-835-5092 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class K	$ 69	0.62%
What affected the Fund's performance this period?

•U.S. equities gained for the 12 months ending July 31, 2024, driven by resilient corporate profits, a frenzy over generative artificial intelligence and the Federal Reserve's likely pivot to cutting interest rates later this year.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the benchmark, the Russell Midcap Index, for the fiscal year, led by information technology, where our picks in semiconductors & semiconductor equipment helped most. Picks in utilities and communication services, primarily within the media & entertainment industry, also boosted the fund's relative performance.
•The fund's non-benchmark stake in Nvidia gained about 151% and was the top individual relative contributor. The company was the fund's biggest holding at period end. The second-largest relative contributor was an overweight in Vistra (+187%). The company was among our biggest holdings. Another notable relative contributor was a non-benchmark stake in Meta Platforms (+49%), the fund's top holding this period.
•In contrast, the biggest detractor from performance versus the benchmark was stock selection in materials. Also hurting our result were an overweight in communication services, primarily within the media & entertainment industry, and an underweight in industrials.
•The largest individual relative detractor was an overweight in ON Semiconductor (-27%). The company was among the biggest holdings. A non-benchmark stake in Tesla returned about -31% and was a second notable relative detractor. The stock was not held at period end. Another notable relative detractor was an overweight in Boyd Gaming (-10%), which was among the fund's biggest holdings this period.
•Notable changes in positioning include decreased exposure to the health care sector and a higher allocation to utilities.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
July 31, 2014 through July 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class K	21.95%	14.64%	9.72%
Fidelity U.S. Leveraged Stock Linked Index℠	17.62%	11.11%	6.17%
Russell Midcap® Index	13.69%	10.16%	9.88%
Russell 3000® Index	21.07%	14.23%	12.58%

Visit www.401k.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2024)

KEY FACTS
Fund Size	$2,667,917,613
Number of Holdings	102
Total Advisory Fee	$13,687,002
Portfolio Turnover	50%
What did the Fund invest in?
(as of July 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	25.4
Industrials	16.9
Consumer Discretionary	15.5
Financials	15.4
Utilities	6.8
Communication Services	6.7
Materials	4.7
Energy	4.2
Consumer Staples	2.3
Health Care	1.6

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	4.8
Arthur J Gallagher & Co	4.0
Meta Platforms Inc Class A	3.8
Microsoft Corp	3.0
Apollo Global Management Inc	3.0
Vistra Corp	2.8
Constellation Energy Corp	2.4
Parker-Hannifin Corp	2.1
Cheniere Energy Inc	2.1
ON Semiconductor Corp	1.9
29.9

How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 28, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-835-5092  or by sending an e-mail to fidfunddocuments@fidelity.com.

Effective July 26, 2024, the fund's investment objective became a fundamental policy.
The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913430.100    2094-TSRA-0924

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® OTC Portfolio Fidelity® OTC Portfolio : FOCPX

This annual shareholder report contains information about Fidelity® OTC Portfolio for the period August 1, 2023 to July 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® OTC Portfolio	$ 85	0.75%
What affected the Fund's performance this period?

•U.S. equities gained for the 12 months ending July 31, 2024, driven by resilient corporate profits, a frenzy over generative artificial intelligence and the Federal Reserve's likely pivot to cutting interest rates later this year.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the NASDAQ Composite Index for the fiscal year, led by industrials, where our picks among capital goods stocks helped the most. Security selection in consumer discretionary and information technology also boosted the fund's relative performance.
•The top individual relative contributor was an underweight in Tesla (-13%), followed by a non-benchmark stake in Taiwan Semiconductor Manufacturing (+69%). The latter was among the fund's largest holdings. Out-of-benchmark exposure to Vertiv Holdings (+210%) was another plus.
•In contrast, the biggest detractor from performance versus the benchmark was stock picking in consumer staples. An overweight in energy and comparatively light exposure to the market-leading information technology sector hurt as well.
•The biggest individual relative detractor was an underweight in Broadcom (+82%). This was a stake we established this period. A larger-than-benchmark holding in Lululemon Athletica (-32%) further pressured relative performance, as did an outsized position in Marvell Technology (+3%), one of the fund's largest holdings.
•Notable changes in positioning include decreased exposure to the energy sector and a higher allocation to health care stocks.

How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
July 31, 2014 through July 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® OTC Portfolio	27.31%	18.92%	17.62%
Nasdaq Composite Index®	23.62%	17.53%	16.08%
S&P 500® Index	22.15%	15.00%	13.15%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2024)

KEY FACTS
Fund Size	$30,575,892,319
Number of Holdings	160
Total Advisory Fee	$180,091,338
Portfolio Turnover	37%
What did the Fund invest in?
(as of July 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	45.0
Communication Services	19.2
Consumer Discretionary	12.3
Health Care	7.4
Consumer Staples	3.1
Financials	2.4
Industrials	2.2
Energy	1.6
Utilities	0.7
Real Estate	0.2
Materials	0.1

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Apple Inc	13.4
Microsoft Corp	10.1
Amazon.com Inc	8.4
NVIDIA Corp	8.1
Alphabet Inc Class A	6.6
Meta Platforms Inc Class A	4.7
Alphabet Inc Class C	2.9
Marvell Technology Inc	2.3
Netflix Inc	2.1
Regeneron Pharmaceuticals Inc	1.7
60.3

How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 28, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's transfer agent and pricing and bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing and bookkeeping).The amended contract incorporates a management fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913384.100    93-TSRA-0924

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Dividend Growth Fund Fidelity® Dividend Growth Fund : FDGFX

This annual shareholder report contains information about Fidelity® Dividend Growth Fund for the period August 1, 2023 to July 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Dividend Growth Fund	$ 80	0.70%
What affected the Fund's performance this period?

•U.S. equities gained for the 12 months ending July 31, 2024, driven by resilient corporate profits, a frenzy over generative artificial intelligence and the Federal Reserve's likely pivot to cutting interest rates later this year.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the S&P 500® index for the fiscal year, especially within information technology. Stock picks in industrials and utilities also boosted the fund's relative performance, as did positioning in consumer discretionary.
•The fund's non-benchmark stake in Vertiv Holdings (201%) was the top individual relative contributor. We reduced our holding in the stock by period end. Other notable relative contributors included overweight positions in Vistra (+186%) and Nvidia (+150%). We trimmed our stake in Vistra but increased it in Nvidia, and the latter was the fund's largest holding at the end of the fiscal year.
•In contrast, the biggest detractors from performance versus the benchmark were: positioning in communication services, particularly within the media & entertainment industry; an underweight in information technology; and overweights in energy and utilities.
•The largest individual relative detractor was our overweight stake in Boeing (-20%), which was among the fund's largest holdings this period. Untimely positioning in Meta Platforms (+50%) and avoiding Amazon.com (+40%) also hurt. We increased our stakes in Boeing and Meta Platforms during the period.
•Notable changes in positioning include increased exposure to the communication services sector and a lower allocation to materials.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
July 31, 2014 through July 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Dividend Growth Fund	27.66%	12.62%	10.41%
Morningstar® US Dividend Growth Index℠	16.15%	11.99%	12.16%
S&P 500® Index	22.15%	15.00%	13.15%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2024)

KEY FACTS
Fund Size	$7,979,890,820
Number of Holdings	131
Total Advisory Fee	$40,966,988
Portfolio Turnover	70%
What did the Fund invest in?
(as of July 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	26.9
Industrials	16.4
Financials	13.1
Energy	11.1
Communication Services	8.5
Health Care	8.0
Utilities	6.3
Consumer Staples	3.4
Materials	2.5
Consumer Discretionary	1.7
Real Estate	1.2

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	6.4
Microsoft Corp	5.9
Meta Platforms Inc Class A	3.5
Exxon Mobil Corp	3.1
Broadcom Inc	2.9
Allison Transmission Holdings Inc	2.4
QUALCOMM Inc	2.2
Alphabet Inc Class A	2.0
Apollo Global Management Inc	2.0
Comcast Corp Class A	1.9
32.3

How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 28, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  •Management fee
  •Performance adjustment fee

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a management fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913440.100    330-TSRA-0924

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Growth & Income Portfolio Fidelity® Growth & Income Portfolio Class K : FGIKX

This annual shareholder report contains information about Fidelity® Growth & Income Portfolio for the period August 1, 2023 to July 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-835-5092 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class K	$ 51	0.47%
What affected the Fund's performance this period?

•U.S. equities gained for the 12 months ending July 31, 2024, driven by resilient corporate profits, a frenzy over generative artificial intelligence and the Federal Reserve's likely pivot to cutting interest rates later this year.
•Against this backdrop, market selection was the primary detractor from the fund's performance versus the S&P 500® index for the fiscal year, especially an underweight in information technology, where an underweight in semiconductors & semiconductor equipment hurt most. Stock picking and an underweight in communication services, primarily within the media & entertainment industry, also hampered the fund's result, as did security selection in materials. Lastly, the fund's position in cash detracted.
•The largest individual relative detractor was an underweight in Nvidia (+150%). This period we increased our position in Nvidia. The stock was one of our biggest holdings. The second-largest relative detractor was an overweight in Boeing (-22%). The company was among the fund's biggest holdings. Another notable relative detractor was our non-benchmark stake in First Quantum Minerals (-58%).
•In contrast, the biggest contributor to performance versus the benchmark was stock picking in industrials, primarily within the capital goods industry. Picks in health care, especially within the health care equipment & services industry, also boosted relative performance. Also contributing to our result was an underweight in consumer discretionary, primarily within the automobiles & components industry.
•The top individual relative contributor was an overweight in General Electric (+88%). The company was among the fund's biggest holdings. The second-largest relative contributor this period was avoiding Tesla, a benchmark component that returned -13%. An overweight in Wells Fargo (+30%) also contributed. The company was one of our biggest holdings.
•Notable changes in positioning include increased exposure to information technology.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
July 31, 2014 through July 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class K	20.52%	14.73%	11.54%
S&P 500® Index	22.15%	15.00%	13.15%

Visit www.401k.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2024)

KEY FACTS
Fund Size	$10,757,029,257
Number of Holdings	185
Total Advisory Fee	$44,965,159
Portfolio Turnover	19%
What did the Fund invest in?
(as of July 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	24.3
Financials	18.5
Industrials	16.3
Health Care	12.1
Energy	9.9
Consumer Staples	5.9
Communication Services	4.0
Utilities	2.4
Consumer Discretionary	2.0
Real Estate	1.4
Materials	1.2

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Microsoft Corp	8.2
Exxon Mobil Corp	7.1
Wells Fargo & Co	5.6
General Electric Co	5.1
NVIDIA Corp	4.2
Apple Inc	3.0
Bank of America Corp	2.8
UnitedHealth Group Inc	2.1
Boeing Co	1.9
Visa Inc Class A	1.8
41.8

How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 28, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-835-5092  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913385.100    2089-TSRA-0924

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Leveraged Company Stock Fund Fidelity® Leveraged Company Stock Fund : FLVCX

This annual shareholder report contains information about Fidelity® Leveraged Company Stock Fund for the period August 1, 2023 to July 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Leveraged Company Stock Fund	$ 80	0.72%
What affected the Fund's performance this period?

•U.S. equities gained for the 12 months ending July 31, 2024, driven by resilient corporate profits, a frenzy over generative artificial intelligence and the Federal Reserve's likely pivot to cutting interest rates later this year.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the benchmark, the Russell Midcap Index, for the fiscal year, led by information technology, where our picks in semiconductors & semiconductor equipment helped most. Picks in utilities and communication services, primarily within the media & entertainment industry, also boosted the fund's relative performance.
•The fund's non-benchmark stake in Nvidia gained about 151% and was the top individual relative contributor. The company was the fund's biggest holding at period end. The second-largest relative contributor was an overweight in Vistra (+187%). The company was among our biggest holdings. Another notable relative contributor was a non-benchmark stake in Meta Platforms (+49%), the fund's top holding this period.
•In contrast, the biggest detractor from performance versus the benchmark was stock selection in materials. Also hurting our result were an overweight in communication services, primarily within the media & entertainment industry, and an underweight in industrials.
•The largest individual relative detractor was an overweight in ON Semiconductor (-27%). The company was among the biggest holdings. A non-benchmark stake in Tesla returned about -31% and was a second notable relative detractor. The stock was not held at period end. Another notable relative detractor was an overweight in Boyd Gaming (-10%), which was among the fund's biggest holdings this period.
•Notable changes in positioning include decreased exposure to the health care sector and a higher allocation to utilities.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
July 31, 2014 through July 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Leveraged Company Stock Fund	21.84%	14.52%	9.61%
Fidelity U.S. Leveraged Stock Linked Index℠	17.62%	11.11%	6.17%
Russell Midcap® Index	13.69%	10.16%	9.88%
Russell 3000® Index	21.07%	14.23%	12.58%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2024)

KEY FACTS
Fund Size	$2,667,917,613
Number of Holdings	102
Total Advisory Fee	$13,687,002
Portfolio Turnover	50%
What did the Fund invest in?
(as of July 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	25.4
Industrials	16.9
Consumer Discretionary	15.5
Financials	15.4
Utilities	6.8
Communication Services	6.7
Materials	4.7
Energy	4.2
Consumer Staples	2.3
Health Care	1.6

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	4.8
Arthur J Gallagher & Co	4.0
Meta Platforms Inc Class A	3.8
Microsoft Corp	3.0
Apollo Global Management Inc	3.0
Vistra Corp	2.8
Constellation Energy Corp	2.4
Parker-Hannifin Corp	2.1
Cheniere Energy Inc	2.1
ON Semiconductor Corp	1.9
29.9

How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 28, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

Effective July 26, 2024, the fund's investment objective became a fundamental policy.
The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913429.100    122-TSRA-0924

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Real Estate Income Fund Fidelity® Real Estate Income Fund : FRIFX

This annual shareholder report contains information about Fidelity® Real Estate Income Fund for the period August 1, 2023 to July 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Real Estate Income Fund	$ 71	0.68%
What affected the Fund's performance this period?

•Investors in real estate securities experienced often-fluctuating market conditions throughout the 12 months ending July 31, 2024, initially declining due to concerns about rate hikes but later rallying as hopes for rate cuts in 2024 grew.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the Fidelity Real Estate Income Composite IndexSM, a 40/25/20/15 blend of the ICE BofA® US Real Estate Index, the MSCI REIT Preferred Index, the FTSE® NAREIT® All REITs Index and the Bloomberg U.S. CMBS ex-AAA Index. Selection among preferred stocks and collateralized mortgage obligations stood out as helping relative performance. Asset allocation modestly contributed this period, especially among preferred stocks, while a stake in cash of roughly 7%, on average, also helped.
•The largest individual relative contributor was a common stock position in Welltower (+39%), an owner of senior-housing properties.
•In contrast, detractors included the fund's underweight in real estate bonds and security selection among real estate common stocks.
•The largest individual relative detractor was a real estate bond investment of Veritas related to a defaulted loan on apartment buildings in San Francisco. The holding lost all its value and was not held in the portfolio on July 31.
•Notable changes in positioning include increased exposure to investment-grade real estate bonds and reductions in high-yield real estate bonds, cash and preferred stocks.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
July 31, 2014 through July 31, 2024.
Initial investment of $10,000.

Effective June 1, 2024, the fund began comparing its performance to ICE® BofA® US High Yield Constrained Index rather than S&P 500® Index because the ICE® BofA® US High Yield Constrained Index conforms more closely to the fund's investment policies.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Real Estate Income Fund	9.79%	3.92%	5.38%
Fidelity Real Estate Income Composite Index℠	8.84%	2.00%	4.13%
ICE® BofA® US High Yield Constrained Index	11.04%	4.01%	4.55%
S&P 500® Index	22.15%	15.00%	13.15%
Bloomberg U.S. Universal Bond Index	5.72%	0.50%	1.89%

Effective June 1, 2024, the fund began comparing its performance to ICE® BofA® US High Yield Constrained Index rather than S&P 500® Index because the ICE® BofA® US High Yield Constrained Index conforms more closely to the fund's investment policies.

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2024)

KEY FACTS
Fund Size	$4,786,766,888
Number of Holdings	519
Total Advisory Fee	$25,368,688
Portfolio Turnover	24%
What did the Fund invest in?
(as of July 31, 2024)

QUALITY DIVERSIFICATION (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
American Tower Corp	2.7
American Tower Corp	2.5
Crown Castle Inc	2.0
Equity LifeStyle Properties Inc	1.9
Prologis Inc	1.6
Welltower Inc	1.5
Equinix Inc	1.4
American Homes 4 Rent LP	1.4
Crown Castle Inc	1.3
Sun Communities Operating LP	1.3
17.6

How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 28, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  •Management fee
  •Operating expenses

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913478.100    833-TSRA-0924

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Small Cap Value Fund Fidelity Advisor® Small Cap Value Fund Class I : FCVIX

This annual shareholder report contains information about Fidelity® Small Cap Value Fund for the period August 1, 2023 to July 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$ 111	1.03%
What affected the Fund's performance this period?

•U.S. equities gained for the 12 months ending July 31, 2024, driven by resilient corporate profits, a frenzy over generative artificial intelligence and the Federal Reserve's likely pivot to cutting interest rates later this year.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the Russell 2000 Value Index for the fiscal year, led by the information technology sector, especially technology hardware & equipment firms. Solid picks and an underweight in real estate also boosted relative performance. Investment choices in energy helped as well.
•A stake in XPO gained about 82% and was the top individual relative contributor, though the company was not held at period end. Our position in TechnipFMC gained approximately 61% and was another plus. This period we decreased our exposure to the stock. Another notable relative contributor was Insight Enterprises (+54%), one of our largest holdings. All of these contributors were non-benchmark positions.
•In contrast, the biggest detractor from performance versus the benchmark was stock selection in materials. Subpar picks in health care and utilities also hurt.
•The largest individual relative detractor was an outsized stake in O-I Glass (-52%), a stock that was not held at period end. An overweight in Brookfield Infrastructure (-13%), one of the fund's largest holdings this period, proved detrimental as well. Larger-than-benchmark exposure to Owens & Minor (-15%) also hurt.
•Notable changes in positioning include decreased exposure to the consumer discretionary sector and a higher allocation to real estate stocks.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
July 31, 2014 through July 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class I	16.32%	13.05%	10.14%
Russell 2000® Value Index	15.68%	9.53%	8.13%
Russell 3000® Index	21.07%	14.23%	12.58%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2024)

KEY FACTS
Fund Size	$5,128,532,088
Number of Holdings	105
Total Advisory Fee	$41,899,156
Portfolio Turnover	63%
What did the Fund invest in?
(as of July 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Financials	25.7
Industrials	16.2
Information Technology	9.5
Energy	9.3
Real Estate	8.9
Health Care	7.9
Consumer Discretionary	7.7
Materials	4.6
Consumer Staples	3.8
Utilities	2.3
Communication Services	1.4

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Eastern Bankshares Inc	2.6
Graphic Packaging Holding CO	2.5
Insight Enterprises Inc	2.5
Brookfield Infrastructure Corp Class A (United States)	2.3
Beacon Roofing Supply Inc	2.2
Old Republic International Corp	2.0
Primerica Inc	2.0
AMN Healthcare Services Inc	1.9
US Foods Holding Corp	1.9
Lumentum Holdings Inc	1.9
21.8

How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 28, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913469.100    1387-TSRA-0924

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Small Cap Growth Fund Fidelity Advisor® Small Cap Growth Fund Class Z : FIDGX

This annual shareholder report contains information about Fidelity® Small Cap Growth Fund for the period August 1, 2023 to July 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Z	$ 97	0.88%
What affected the Fund's performance this period?

•U.S. equities gained for the 12 months ending July 31, 2024, driven by resilient corporate profits, a frenzy over generative artificial intelligence and the Federal Reserve's likely pivot to cutting interest rates later this year.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the benchmark for the fiscal year, especially within industrials, where our stock picks in capital goods helped most. Stock choices in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, and consumer discretionary also boosted the fund's relative performance.
•The fund's non-benchmark stake in Vertiv Holdings (+227%) was the top individual relative contributor. The stock was not held at period end. The second-largest relative contributor was an overweight in FTAI Aviation (+253%). This period we increased our stake, and FTAI Aviation finished the fiscal year as one of our biggest holdings. Another notable relative contributor was our stake in Rover (+99%), a stock that was not held at period end.
•In contrast, the biggest detractors from performance versus the benchmark were overweight holdings in health care and energy. Picks in communication services also detracted from our relative result.
•The largest individual relative detractors were an overweight in agilon health (-64%) and a non-benchmark stake in Allegro MicroSystems (-51%). This period we increased our position in Allegro MicroSystems. Our stake in Abercrombie & Fitch (-20%) also detracted. This was an investment we established this period.
•Notable changes in positioning include increased exposure to the financials sector and a lower allocation to consumer staples.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
February 1, 2017 through July 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Class Z	21.37%	10.90%	13.42%
Russell 2000® Growth Index	12.80%	7.64%	9.05%
Russell 3000® Index	21.07%	14.23%	13.81%
A   From February 1, 2017

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2024)

KEY FACTS
Fund Size	$7,489,579,269
Number of Holdings	290
Total Advisory Fee	$51,167,416
Portfolio Turnover	84%
What did the Fund invest in?
(as of July 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Health Care	23.3
Industrials	21.9
Information Technology	19.6
Consumer Discretionary	12.9
Financials	6.6
Materials	5.2
Energy	4.7
Consumer Staples	2.6
Real Estate	1.4
Communication Services	1.1
Utilities	0.1

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Insight Enterprises Inc	1.6
FTAI Aviation Ltd	1.5
Wix.com Ltd	1.3
TransMedics Group Inc	1.3
Applied Industrial Technologies Inc	1.2
Fluor Corp	1.1
Carpenter Technology Corp	1.0
Installed Building Products Inc	1.0
TD SYNNEX Corp	0.9
Brinker International Inc	0.9
11.8

How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 28, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913465.100    2891-TSRA-0924

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Real Estate Income Fund Fidelity Advisor® Real Estate Income Fund Class Z : FIKMX

This annual shareholder report contains information about Fidelity® Real Estate Income Fund for the period August 1, 2023 to July 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Z	$ 62	0.59%
What affected the Fund's performance this period?

•Investors in real estate securities experienced often-fluctuating market conditions throughout the 12 months ending July 31, 2024, initially declining due to concerns about rate hikes but later rallying as hopes for rate cuts in 2024 grew.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the Fidelity Real Estate Income Composite IndexSM, a 40/25/20/15 blend of the ICE BofA® US Real Estate Index, the MSCI REIT Preferred Index, the FTSE® NAREIT® All REITs Index and the Bloomberg U.S. CMBS ex-AAA Index. Selection among preferred stocks and collateralized mortgage obligations stood out as helping relative performance. Asset allocation modestly contributed this period, especially among preferred stocks, while a stake in cash of roughly 7%, on average, also helped.
•The largest individual relative contributor was a common stock position in Welltower (+39%), an owner of senior-housing properties.
•In contrast, detractors included the fund's underweight in real estate bonds and security selection among real estate common stocks.
•The largest individual relative detractor was a real estate bond investment of Veritas related to a defaulted loan on apartment buildings in San Francisco. The holding lost all its value and was not held in the portfolio on July 31.
•Notable changes in positioning include increased exposure to investment-grade real estate bonds and reductions in high-yield real estate bonds, cash and preferred stocks.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
October 2, 2018 through July 31, 2024.
Initial investment of $10,000.

Effective June 1, 2024, the fund began comparing its performance to ICE® BofA® US High Yield Constrained Index rather than S&P 500® Index because the ICE® BofA® US High Yield Constrained Index conforms more closely to the fund's investment policies.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Class Z	9.99%	4.06%	5.17%
Fidelity Real Estate Income Composite Index℠	8.84%	2.00%	3.54%
ICE® BofA® US High Yield Constrained Index	11.04%	4.01%	4.35%
S&P 500® Index	22.15%	15.00%	13.42%
Bloomberg U.S. Universal Bond Index	5.72%	0.50%	1.77%
A   From October 2, 2018

Effective June 1, 2024, the fund began comparing its performance to ICE® BofA® US High Yield Constrained Index rather than S&P 500® Index because the ICE® BofA® US High Yield Constrained Index conforms more closely to the fund's investment policies.

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2024)

KEY FACTS
Fund Size	$4,786,766,888
Number of Holdings	519
Total Advisory Fee	$25,368,688
Portfolio Turnover	24%
What did the Fund invest in?
(as of July 31, 2024)

QUALITY DIVERSIFICATION (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
American Tower Corp	2.7
American Tower Corp	2.5
Crown Castle Inc	2.0
Equity LifeStyle Properties Inc	1.9
Prologis Inc	1.6
Welltower Inc	1.5
Equinix Inc	1.4
American Homes 4 Rent LP	1.4
Crown Castle Inc	1.3
Sun Communities Operating LP	1.3
17.6

How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 28, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913477.100    3302-TSRA-0924

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Dividend Growth Fund Fidelity® Dividend Growth Fund Class K : FDGKX

This annual shareholder report contains information about Fidelity® Dividend Growth Fund for the period August 1, 2023 to July 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-835-5092 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class K	$ 70	0.61%
What affected the Fund's performance this period?

•U.S. equities gained for the 12 months ending July 31, 2024, driven by resilient corporate profits, a frenzy over generative artificial intelligence and the Federal Reserve's likely pivot to cutting interest rates later this year.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the S&P 500® index for the fiscal year, especially within information technology. Stock picks in industrials and utilities also boosted the fund's relative performance, as did positioning in consumer discretionary.
•The fund's non-benchmark stake in Vertiv Holdings (201%) was the top individual relative contributor. We reduced our holding in the stock by period end. Other notable relative contributors included overweight positions in Vistra (+186%) and Nvidia (+150%). We trimmed our stake in Vistra but increased it in Nvidia, and the latter was the fund's largest holding at the end of the fiscal year.
•In contrast, the biggest detractors from performance versus the benchmark were: positioning in communication services, particularly within the media & entertainment industry; an underweight in information technology; and overweights in energy and utilities.
•The largest individual relative detractor was our overweight stake in Boeing (-20%), which was among the fund's largest holdings this period. Untimely positioning in Meta Platforms (+50%) and avoiding Amazon.com (+40%) also hurt. We increased our stakes in Boeing and Meta Platforms during the period.
•Notable changes in positioning include increased exposure to the communication services sector and a lower allocation to materials.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
July 31, 2014 through July 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class K	27.79%	12.74%	10.53%
Morningstar® US Dividend Growth Index℠	16.15%	11.99%	12.16%
S&P 500® Index	22.15%	15.00%	13.15%

Visit www.401k.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2024)

KEY FACTS
Fund Size	$7,979,890,820
Number of Holdings	131
Total Advisory Fee	$40,966,988
Portfolio Turnover	70%
What did the Fund invest in?
(as of July 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	26.9
Industrials	16.4
Financials	13.1
Energy	11.1
Communication Services	8.5
Health Care	8.0
Utilities	6.3
Consumer Staples	3.4
Materials	2.5
Consumer Discretionary	1.7
Real Estate	1.2

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	6.4
Microsoft Corp	5.9
Meta Platforms Inc Class A	3.5
Exxon Mobil Corp	3.1
Broadcom Inc	2.9
Allison Transmission Holdings Inc	2.4
QUALCOMM Inc	2.2
Alphabet Inc Class A	2.0
Apollo Global Management Inc	2.0
Comcast Corp Class A	1.9
32.3

How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 28, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-835-5092  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  •Management fee
  •Performance adjustment fee

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a management fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913439.100    2083-TSRA-0924

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2024
Fidelity® Series Real Estate Income Fund Fidelity® Series Real Estate Income Fund : FSREX

This annual shareholder report contains information about Fidelity® Series Real Estate Income Fund for the period August 1, 2023 to July 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Series Real Estate Income Fund	$ 0 A	0.00%B
A Amount represents less than $.50
B Amount represents less than 0.005%

What affected the Fund's performance this period?

•Investors in real estate securities experienced often-fluctuating market conditions throughout the 12 months ending July 31, 2024, initially declining due to concerns about rate hikes but later rallying as hopes for rate cuts in 2024 grew.
•Against this backdrop, security selection modestly contributed to the fund's performance versus the Fidelity Real Estate Income Composite IndexSM, a 60/25/15 blend of the ICE BofA® US Real Estate Index, the MSCI REIT Preferred Index and the Bloomberg U.S. CMBS ex-AAA Index.
•Selection among preferred stocks and an overweight in commercial mortgage-backed securities also helped relative performance.
•The largest individual relative contributor was a CMBS position referred to as COMM 2012-CR1 C CSTR 5/45.
•In contrast, security selection in commercial mortgage-backed securities detracted, as did picks among real estate bonds and an overweight in preferreds.
•The largest individual relative detractor was a real estate bond investment of Veritas related to a defaulted loan on apartment buildings in San Francisco. The holding lost all its value and was not held in the portfolio on July 31.
•On June 1, 2024, the commercial mortgage-backed securities (CMBS) component of the fund's supplemental benchmark was updated from the Bloomberg U.S. CMBS ex-AAA Index to the Bloomberg U.S. CMBS ex-AAA ex-Agency Guaranteed Index, which better reflects the strategy's focus within the CMBS universe.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
July 31, 2014 through July 31, 2024.
Initial investment of $10,000.

Effective August 1, 2023, the fund began comparing its performance to ICE® BofA® US High Yield Constrained Index rather than S&P 500® Index because the ICE® BofA® US High Yield Constrained Index conforms more closely to the fund's investment policies.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Series Real Estate Income Fund	9.15%	4.26%	5.42%
Fidelity Series Real Estate Income Composite Index℠	8.24%	1.64%	3.70%
ICE® BofA® US High Yield Constrained Index	11.04%	4.01%	4.55%
S&P 500® Index	22.15%	15.00%	13.15%
Bloomberg U.S. Universal Bond Index	5.72%	0.50%	1.89%

Effective August 1, 2023, the fund began comparing its performance to ICE® BofA® US High Yield Constrained Index rather than S&P 500® Index because the ICE® BofA® US High Yield Constrained Index conforms more closely to the fund's investment policies.

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2024)

KEY FACTS
Fund Size	$264,416,974
Number of Holdings	289
Total Advisory Fee	$0
Portfolio Turnover	37%
What did the Fund invest in?
(as of July 31, 2024)

QUALITY DIVERSIFICATION (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
American Tower Corp	4.3
Crown Castle Inc	3.4
MHP Commercial Mortgage Trust	2.6
Prologis LP	2.4
Equinix Inc	2.4
Simon Property Group LP	2.4
American Homes 4 Rent LP	2.3
Extra Space Storage LP	2.2
Invitation Homes Operating Partnership LP	1.8
Sun Communities Operating LP	1.6
25.4

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913514.100    2277-TSRA-0924

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Small Cap Value Fund Fidelity® Small Cap Value Fund : FCPVX

This annual shareholder report contains information about Fidelity® Small Cap Value Fund for the period August 1, 2023 to July 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Small Cap Value Fund	$ 111	1.02%
What affected the Fund's performance this period?

•U.S. equities gained for the 12 months ending July 31, 2024, driven by resilient corporate profits, a frenzy over generative artificial intelligence and the Federal Reserve's likely pivot to cutting interest rates later this year.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the Russell 2000 Value Index for the fiscal year, led by the information technology sector, especially technology hardware & equipment firms. Solid picks and an underweight in real estate also boosted relative performance. Investment choices in energy helped as well.
•A stake in XPO gained about 82% and was the top individual relative contributor, though the company was not held at period end. Our position in TechnipFMC gained approximately 61% and was another plus. This period we decreased our exposure to the stock. Another notable relative contributor was Insight Enterprises (+54%), one of our largest holdings. All of these contributors were non-benchmark positions.
•In contrast, the biggest detractor from performance versus the benchmark was stock selection in materials. Subpar picks in health care and utilities also hurt.
•The largest individual relative detractor was an outsized stake in O-I Glass (-52%), a stock that was not held at period end. An overweight in Brookfield Infrastructure (-13%), one of the fund's largest holdings this period, proved detrimental as well. Larger-than-benchmark exposure to Owens & Minor (-15%) also hurt.
•Notable changes in positioning include decreased exposure to the consumer discretionary sector and a higher allocation to real estate stocks.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
July 31, 2014 through July 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Small Cap Value Fund	16.33%	13.04%	10.13%
Russell 2000® Value Index	15.68%	9.53%	8.13%
Russell 3000® Index	21.07%	14.23%	12.58%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2024)

KEY FACTS
Fund Size	$5,128,532,088
Number of Holdings	105
Total Advisory Fee	$41,899,156
Portfolio Turnover	63%
What did the Fund invest in?
(as of July 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Financials	25.7
Industrials	16.2
Information Technology	9.5
Energy	9.3
Real Estate	8.9
Health Care	7.9
Consumer Discretionary	7.7
Materials	4.6
Consumer Staples	3.8
Utilities	2.3
Communication Services	1.4

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Eastern Bankshares Inc	2.6
Graphic Packaging Holding CO	2.5
Insight Enterprises Inc	2.5
Brookfield Infrastructure Corp Class A (United States)	2.3
Beacon Roofing Supply Inc	2.2
Old Republic International Corp	2.0
Primerica Inc	2.0
AMN Healthcare Services Inc	1.9
US Foods Holding Corp	1.9
Lumentum Holdings Inc	1.9
21.8

How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 28, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913470.100    1389-TSRA-0924

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Small Cap Value Fund Fidelity Advisor® Small Cap Value Fund Class Z : FIKNX

This annual shareholder report contains information about Fidelity® Small Cap Value Fund for the period August 1, 2023 to July 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Z	$ 100	0.93%
What affected the Fund's performance this period?

•U.S. equities gained for the 12 months ending July 31, 2024, driven by resilient corporate profits, a frenzy over generative artificial intelligence and the Federal Reserve's likely pivot to cutting interest rates later this year.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the Russell 2000 Value Index for the fiscal year, led by the information technology sector, especially technology hardware & equipment firms. Solid picks and an underweight in real estate also boosted relative performance. Investment choices in energy helped as well.
•A stake in XPO gained about 82% and was the top individual relative contributor, though the company was not held at period end. Our position in TechnipFMC gained approximately 61% and was another plus. This period we decreased our exposure to the stock. Another notable relative contributor was Insight Enterprises (+54%), one of our largest holdings. All of these contributors were non-benchmark positions.
•In contrast, the biggest detractor from performance versus the benchmark was stock selection in materials. Subpar picks in health care and utilities also hurt.
•The largest individual relative detractor was an outsized stake in O-I Glass (-52%), a stock that was not held at period end. An overweight in Brookfield Infrastructure (-13%), one of the fund's largest holdings this period, proved detrimental as well. Larger-than-benchmark exposure to Owens & Minor (-15%) also hurt.
•Notable changes in positioning include decreased exposure to the consumer discretionary sector and a higher allocation to real estate stocks.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
October 2, 2018 through July 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Class Z	16.46%	13.18%	10.47%
Russell 2000® Value Index	15.68%	9.53%	6.98%
Russell 3000® Index	21.07%	14.23%	12.69%
A   From October 2, 2018

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2024)

KEY FACTS
Fund Size	$5,128,532,088
Number of Holdings	105
Total Advisory Fee	$41,899,156
Portfolio Turnover	63%
What did the Fund invest in?
(as of July 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Financials	25.7
Industrials	16.2
Information Technology	9.5
Energy	9.3
Real Estate	8.9
Health Care	7.9
Consumer Discretionary	7.7
Materials	4.6
Consumer Staples	3.8
Utilities	2.3
Communication Services	1.4

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Eastern Bankshares Inc	2.6
Graphic Packaging Holding CO	2.5
Insight Enterprises Inc	2.5
Brookfield Infrastructure Corp Class A (United States)	2.3
Beacon Roofing Supply Inc	2.2
Old Republic International Corp	2.0
Primerica Inc	2.0
AMN Healthcare Services Inc	1.9
US Foods Holding Corp	1.9
Lumentum Holdings Inc	1.9
21.8

How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 28, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913471.100    3303-TSRA-0924

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Real Estate Income Fund Fidelity Advisor® Real Estate Income Fund Class C : FRIOX

This annual shareholder report contains information about Fidelity® Real Estate Income Fund for the period August 1, 2023 to July 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$ 177	1.70%
What affected the Fund's performance this period?

•Investors in real estate securities experienced often-fluctuating market conditions throughout the 12 months ending July 31, 2024, initially declining due to concerns about rate hikes but later rallying as hopes for rate cuts in 2024 grew.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the Fidelity Real Estate Income Composite IndexSM, a 40/25/20/15 blend of the ICE BofA® US Real Estate Index, the MSCI REIT Preferred Index, the FTSE® NAREIT® All REITs Index and the Bloomberg U.S. CMBS ex-AAA Index. Selection among preferred stocks and collateralized mortgage obligations stood out as helping relative performance. Asset allocation modestly contributed this period, especially among preferred stocks, while a stake in cash of roughly 7%, on average, also helped.
•The largest individual relative contributor was a common stock position in Welltower (+39%), an owner of senior-housing properties.
•In contrast, detractors included the fund's underweight in real estate bonds and security selection among real estate common stocks.
•The largest individual relative detractor was a real estate bond investment of Veritas related to a defaulted loan on apartment buildings in San Francisco. The holding lost all its value and was not held in the portfolio on July 31.
•Notable changes in positioning include increased exposure to investment-grade real estate bonds and reductions in high-yield real estate bonds, cash and preferred stocks.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
July 31, 2014 through July 31, 2024.
Initial investment of $10,000.

Effective June 1, 2024, the fund began comparing its performance to ICE® BofA® US High Yield Constrained Index rather than S&P 500® Index because the ICE® BofA® US High Yield Constrained Index conforms more closely to the fund's investment policies.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class C (incl. contingent deferred sales charge)	7.72%	2.88%	4.49%
Class C	8.72%	2.88%	4.49%
Fidelity Real Estate Income Composite Index℠	8.84%	2.00%	4.13%
ICE® BofA® US High Yield Constrained Index	11.04%	4.01%	4.55%
S&P 500® Index	22.15%	15.00%	13.15%
Bloomberg U.S. Universal Bond Index	5.72%	0.50%	1.89%

Effective June 1, 2024, the fund began comparing its performance to ICE® BofA® US High Yield Constrained Index rather than S&P 500® Index because the ICE® BofA® US High Yield Constrained Index conforms more closely to the fund's investment policies.

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2024)

KEY FACTS
Fund Size	$4,786,766,888
Number of Holdings	519
Total Advisory Fee	$25,368,688
Portfolio Turnover	24%
What did the Fund invest in?
(as of July 31, 2024)

QUALITY DIVERSIFICATION (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
American Tower Corp	2.7
American Tower Corp	2.5
Crown Castle Inc	2.0
Equity LifeStyle Properties Inc	1.9
Prologis Inc	1.6
Welltower Inc	1.5
Equinix Inc	1.4
American Homes 4 Rent LP	1.4
Crown Castle Inc	1.3
Sun Communities Operating LP	1.3
17.6

How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 28, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913474.100    2224-TSRA-0924

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Small Cap Value Fund Fidelity Advisor® Small Cap Value Fund Class A : FCVAX

This annual shareholder report contains information about Fidelity® Small Cap Value Fund for the period August 1, 2023 to July 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$ 139	1.29%
What affected the Fund's performance this period?

•U.S. equities gained for the 12 months ending July 31, 2024, driven by resilient corporate profits, a frenzy over generative artificial intelligence and the Federal Reserve's likely pivot to cutting interest rates later this year.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the Russell 2000 Value Index for the fiscal year, led by the information technology sector, especially technology hardware & equipment firms. Solid picks and an underweight in real estate also boosted relative performance. Investment choices in energy helped as well.
•A stake in XPO gained about 82% and was the top individual relative contributor, though the company was not held at period end. Our position in TechnipFMC gained approximately 61% and was another plus. This period we decreased our exposure to the stock. Another notable relative contributor was Insight Enterprises (+54%), one of our largest holdings. All of these contributors were non-benchmark positions.
•In contrast, the biggest detractor from performance versus the benchmark was stock selection in materials. Subpar picks in health care and utilities also hurt.
•The largest individual relative detractor was an outsized stake in O-I Glass (-52%), a stock that was not held at period end. An overweight in Brookfield Infrastructure (-13%), one of the fund's largest holdings this period, proved detrimental as well. Larger-than-benchmark exposure to Owens & Minor (-15%) also hurt.
•Notable changes in positioning include decreased exposure to the consumer discretionary sector and a higher allocation to real estate stocks.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
July 31, 2014 through July 31, 2024.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class A (incl. 5.75% sales charge)	9.35%	11.41%	9.20%
Class A (without 5.75% sales charge)	16.03%	12.74%	9.85%
Russell 2000® Value Index	15.68%	9.53%	8.13%
Russell 3000® Index	21.07%	14.23%	12.58%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2024)

KEY FACTS
Fund Size	$5,128,532,088
Number of Holdings	105
Total Advisory Fee	$41,899,156
Portfolio Turnover	63%
What did the Fund invest in?
(as of July 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Financials	25.7
Industrials	16.2
Information Technology	9.5
Energy	9.3
Real Estate	8.9
Health Care	7.9
Consumer Discretionary	7.7
Materials	4.6
Consumer Staples	3.8
Utilities	2.3
Communication Services	1.4

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Eastern Bankshares Inc	2.6
Graphic Packaging Holding CO	2.5
Insight Enterprises Inc	2.5
Brookfield Infrastructure Corp Class A (United States)	2.3
Beacon Roofing Supply Inc	2.2
Old Republic International Corp	2.0
Primerica Inc	2.0
AMN Healthcare Services Inc	1.9
US Foods Holding Corp	1.9
Lumentum Holdings Inc	1.9
21.8

How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 28, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913466.100    1383-TSRA-0924

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Small Cap Growth Fund Fidelity Advisor® Small Cap Growth Fund Class C : FCCGX

This annual shareholder report contains information about Fidelity® Small Cap Growth Fund for the period August 1, 2023 to July 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$ 222	2.02%
What affected the Fund's performance this period?

•U.S. equities gained for the 12 months ending July 31, 2024, driven by resilient corporate profits, a frenzy over generative artificial intelligence and the Federal Reserve's likely pivot to cutting interest rates later this year.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the benchmark for the fiscal year, especially within industrials, where our stock picks in capital goods helped most. Stock choices in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, and consumer discretionary also boosted the fund's relative performance.
•The fund's non-benchmark stake in Vertiv Holdings (+227%) was the top individual relative contributor. The stock was not held at period end. The second-largest relative contributor was an overweight in FTAI Aviation (+253%). This period we increased our stake, and FTAI Aviation finished the fiscal year as one of our biggest holdings. Another notable relative contributor was our stake in Rover (+99%), a stock that was not held at period end.
•In contrast, the biggest detractors from performance versus the benchmark were overweight holdings in health care and energy. Picks in communication services also detracted from our relative result.
•The largest individual relative detractors were an overweight in agilon health (-64%) and a non-benchmark stake in Allegro MicroSystems (-51%). This period we increased our position in Allegro MicroSystems. Our stake in Abercrombie & Fitch (-20%) also detracted. This was an investment we established this period.
•Notable changes in positioning include increased exposure to the financials sector and a lower allocation to consumer staples.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
July 31, 2014 through July 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class C (incl. contingent deferred sales charge)	18.99%	9.62%	11.88%
Class C	19.99%	9.62%	11.88%
Russell 2000® Growth Index	12.80%	7.64%	8.92%
Russell 3000® Index	21.07%	14.23%	12.58%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2024)

KEY FACTS
Fund Size	$7,489,579,269
Number of Holdings	290
Total Advisory Fee	$51,167,416
Portfolio Turnover	84%
What did the Fund invest in?
(as of July 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Health Care	23.3
Industrials	21.9
Information Technology	19.6
Consumer Discretionary	12.9
Financials	6.6
Materials	5.2
Energy	4.7
Consumer Staples	2.6
Real Estate	1.4
Communication Services	1.1
Utilities	0.1

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Insight Enterprises Inc	1.6
FTAI Aviation Ltd	1.5
Wix.com Ltd	1.3
TransMedics Group Inc	1.3
Applied Industrial Technologies Inc	1.2
Fluor Corp	1.1
Carpenter Technology Corp	1.0
Installed Building Products Inc	1.0
TD SYNNEX Corp	0.9
Brinker International Inc	0.9
11.8

How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 28, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  •Management fee
  •Performance adjustment fee

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913461.100    1379-TSRA-0924

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® OTC Portfolio Fidelity® OTC Portfolio Class K : FOCKX

This annual shareholder report contains information about Fidelity® OTC Portfolio for the period August 1, 2023 to July 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-835-5092 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class K	$ 76	0.67%
What affected the Fund's performance this period?

•U.S. equities gained for the 12 months ending July 31, 2024, driven by resilient corporate profits, a frenzy over generative artificial intelligence and the Federal Reserve's likely pivot to cutting interest rates later this year.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the NASDAQ Composite Index for the fiscal year, led by industrials, where our picks among capital goods stocks helped the most. Security selection in consumer discretionary and information technology also boosted the fund's relative performance.
•The top individual relative contributor was an underweight in Tesla (-13%), followed by a non-benchmark stake in Taiwan Semiconductor Manufacturing (+69%). The latter was among the fund's largest holdings. Out-of-benchmark exposure to Vertiv Holdings (+210%) was another plus.
•In contrast, the biggest detractor from performance versus the benchmark was stock picking in consumer staples. An overweight in energy and comparatively light exposure to the market-leading information technology sector hurt as well.
•The biggest individual relative detractor was an underweight in Broadcom (+82%). This was a stake we established this period. A larger-than-benchmark holding in Lululemon Athletica (-32%) further pressured relative performance, as did an outsized position in Marvell Technology (+3%), one of the fund's largest holdings.
•Notable changes in positioning include decreased exposure to the energy sector and a higher allocation to health care stocks.

How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
July 31, 2014 through July 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class K	27.36%	19.02%	17.73%
Nasdaq Composite Index®	23.62%	17.53%	16.08%
S&P 500® Index	22.15%	15.00%	13.15%

Visit www.401k.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2024)

KEY FACTS
Fund Size	$30,575,892,319
Number of Holdings	160
Total Advisory Fee	$180,091,338
Portfolio Turnover	37%
What did the Fund invest in?
(as of July 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	45.0
Communication Services	19.2
Consumer Discretionary	12.3
Health Care	7.4
Consumer Staples	3.1
Financials	2.4
Industrials	2.2
Energy	1.6
Utilities	0.7
Real Estate	0.2
Materials	0.1

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Apple Inc	13.4
Microsoft Corp	10.1
Amazon.com Inc	8.4
NVIDIA Corp	8.1
Alphabet Inc Class A	6.6
Meta Platforms Inc Class A	4.7
Alphabet Inc Class C	2.9
Marvell Technology Inc	2.3
Netflix Inc	2.1
Regeneron Pharmaceuticals Inc	1.7
60.3

How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 28, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-835-5092  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's transfer agent and pricing and bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing and bookkeeping).The amended contract incorporates a management fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913383.100    2098-TSRA-0924

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Small Cap Growth Fund Fidelity Advisor® Small Cap Growth Fund Class A : FCAGX

This annual shareholder report contains information about Fidelity® Small Cap Growth Fund for the period August 1, 2023 to July 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$ 140	1.26%
What affected the Fund's performance this period?

•U.S. equities gained for the 12 months ending July 31, 2024, driven by resilient corporate profits, a frenzy over generative artificial intelligence and the Federal Reserve's likely pivot to cutting interest rates later this year.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the benchmark for the fiscal year, especially within industrials, where our stock picks in capital goods helped most. Stock choices in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, and consumer discretionary also boosted the fund's relative performance.
•The fund's non-benchmark stake in Vertiv Holdings (+227%) was the top individual relative contributor. The stock was not held at period end. The second-largest relative contributor was an overweight in FTAI Aviation (+253%). This period we increased our stake, and FTAI Aviation finished the fiscal year as one of our biggest holdings. Another notable relative contributor was our stake in Rover (+99%), a stock that was not held at period end.
•In contrast, the biggest detractors from performance versus the benchmark were overweight holdings in health care and energy. Picks in communication services also detracted from our relative result.
•The largest individual relative detractors were an overweight in agilon health (-64%) and a non-benchmark stake in Allegro MicroSystems (-51%). This period we increased our position in Allegro MicroSystems. Our stake in Abercrombie & Fitch (-20%) also detracted. This was an investment we established this period.
•Notable changes in positioning include increased exposure to the financials sector and a lower allocation to consumer staples.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
July 31, 2014 through July 31, 2024.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class A (incl. 5.75% sales charge)	13.93%	9.15%	11.91%
Class A (without 5.75% sales charge)	20.88%	10.45%	12.57%
Russell 2000® Growth Index	12.80%	7.64%	8.92%
Russell 3000® Index	21.07%	14.23%	12.58%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2024)

KEY FACTS
Fund Size	$7,489,579,269
Number of Holdings	290
Total Advisory Fee	$51,167,416
Portfolio Turnover	84%
What did the Fund invest in?
(as of July 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Health Care	23.3
Industrials	21.9
Information Technology	19.6
Consumer Discretionary	12.9
Financials	6.6
Materials	5.2
Energy	4.7
Consumer Staples	2.6
Real Estate	1.4
Communication Services	1.1
Utilities	0.1

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Insight Enterprises Inc	1.6
FTAI Aviation Ltd	1.5
Wix.com Ltd	1.3
TransMedics Group Inc	1.3
Applied Industrial Technologies Inc	1.2
Fluor Corp	1.1
Carpenter Technology Corp	1.0
Installed Building Products Inc	1.0
TD SYNNEX Corp	0.9
Brinker International Inc	0.9
11.8

How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 28, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  •Management fee
  •Performance adjustment fee

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913460.100    1377-TSRA-0924

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Blue Chip Growth Fund Fidelity® Blue Chip Growth Fund : FBGRX

This annual shareholder report contains information about Fidelity® Blue Chip Growth Fund for the period August 1, 2023 to July 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Blue Chip Growth Fund	$ 57	0.49%
What affected the Fund's performance this period?

•U.S. equities gained for the 12 months ending July 31, 2024, driven by resilient corporate profits, a frenzy over generative artificial intelligence and the Federal Reserve's likely pivot to cutting interest rates later this year.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the benchmark for the fiscal year, especially within information technology. Picks in industrials also boosted the fund's relative performance. Also helping our relative result was an overweight in communication services, primarily within the media & entertainment industry.
•The top individual relative contributor by far was an overweight in Nvidia (+150%). The stock was the fund's biggest holding. A second notable relative contributor was an underweight in Apple (+14%). The company was among the fund's biggest holdings. Another notable relative contributor was a non-benchmark stake in Abercrombie & Fitch (+273%).
•In contrast, the biggest detractor from performance versus the benchmark was an overweight in consumer discretionary, especially within the consumer durables & apparel industry. Stock picks in consumer staples, primarily within the consumer staples distribution & retail industry, also hampered the fund's result, as did an underweight in information technology.
•The biggest individual relative detractor was an underweight in Broadcom (+82%). This was a position we established this period. The second-largest relative detractor was an overweight in Marvell Technology (+3%). The stock was one of our largest holdings. An overweight in Lululemon Athletica (-31%) also hurt.
•Notable changes in positioning include lower allocation to industrials.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
July 31, 2014 through July 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Blue Chip Growth Fund	30.74%	20.59%	17.59%
Russell 1000® Growth Index	26.94%	18.41%	16.31%
Russell 1000® Index	21.50%	14.59%	12.86%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2024)

KEY FACTS
Fund Size	$65,240,592,776
Number of Holdings	397
Total Advisory Fee	$229,406,657
Portfolio Turnover	22%
What did the Fund invest in?
(as of July 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	45.3
Consumer Discretionary	19.5
Communication Services	15.6
Health Care	7.7
Industrials	4.6
Financials	3.6
Energy	1.5
Consumer Staples	1.1
Materials	0.8
Real Estate	0.3
Utilities	0.0

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	13.5
Apple Inc	11.2
Amazon.com Inc	8.5
Microsoft Corp	8.4
Alphabet Inc Class A	6.5
Meta Platforms Inc Class A	4.7
Marvell Technology Inc	2.8
Eli Lilly & Co	2.5
Netflix Inc	2.1
Snap Inc Class A	1.6
61.8

How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 28, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  •Management fee
  •Performance adjustment fee
  •Operating expenses

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913433.100    312-TSRA-0924

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Blue Chip Value Fund Fidelity® Blue Chip Value Fund : FBCVX

This annual shareholder report contains information about Fidelity® Blue Chip Value Fund for the period August 1, 2023 to July 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Blue Chip Value Fund	$ 89	0.85%
What affected the Fund's performance this period?

•U.S. equities gained for the 12 months ending July 31, 2024, driven by resilient corporate profits, a frenzy over generative artificial intelligence and the Federal Reserve's likely pivot to cutting interest rates later this year.
•Against this backdrop, security selection was the primary detractor from the fund's performance versus the Russell 1000 Value Index for the fiscal year, especially among consumer staples companies. Stock picks and an underweight in industrials, primarily within the capital goods industry, also hampered the fund's result. Subpar investment choices in communication services hurt as well.
•The biggest individual relative detractor was a non-benchmark stake in Parex Resources (-28%). Outsized exposure to Kenvue (-19%) and Comcast (-6%) also proved detrimental to performance. The latter was among the fund's largest holdings.
•In contrast, the biggest contributor to performance versus the benchmark was security selection in consumer discretionary, primarily within the consumer services industry. Favorable picks in health care - health care equipment & services firms in particular - and financials boosted the fund's relative performance as well.
•The top individual relative contributor was an overweight in H&R Block (+77%), one of the fund's largest holdings. A stake in Constellation Energy (+93%) was another plus, though the stock was not held at period end. A larger-than-benchmark position in JPMorgan Chase (+38%) also helped. The stock was one of the fund's largest holdings.
•Notable changes in positioning include higher allocations to the consumer discretionary and information technology sectors.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
July 31, 2014 through July 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Blue Chip Value Fund	11.31%	8.78%	7.83%
Russell 1000® Value Index	14.80%	9.92%	8.96%
Russell 1000® Index	21.50%	14.59%	12.86%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2024)

KEY FACTS
Fund Size	$743,829,952
Number of Holdings	37
Total Advisory Fee	$5,130,994
Portfolio Turnover	39%
What did the Fund invest in?
(as of July 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Financials	22.5
Health Care	18.4
Energy	10.4
Information Technology	10.0
Communication Services	8.1
Consumer Staples	7.8
Industrials	7.7
Utilities	7.1
Consumer Discretionary	4.8
Materials	1.7

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
UnitedHealth Group Inc	5.7
JPMorgan Chase & Co	5.6
Cigna Group/The	5.1
H&R Block Inc	4.8
Comcast Corp Class A	4.8
Centene Corp	4.3
Bank of America Corp	4.2
Exxon Mobil Corp	4.2
Shell PLC ADR	4.1
Gen Digital Inc	3.5
46.3

How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 28, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  •Management fee
  •Performance adjustment fee

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913453.100    1271-TSRA-0924

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Small Cap Growth Fund Fidelity Advisor® Small Cap Growth Fund Class M : FCTGX

This annual shareholder report contains information about Fidelity® Small Cap Growth Fund for the period August 1, 2023 to July 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class M	$ 167	1.51%
What affected the Fund's performance this period?

•U.S. equities gained for the 12 months ending July 31, 2024, driven by resilient corporate profits, a frenzy over generative artificial intelligence and the Federal Reserve's likely pivot to cutting interest rates later this year.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the benchmark for the fiscal year, especially within industrials, where our stock picks in capital goods helped most. Stock choices in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, and consumer discretionary also boosted the fund's relative performance.
•The fund's non-benchmark stake in Vertiv Holdings (+227%) was the top individual relative contributor. The stock was not held at period end. The second-largest relative contributor was an overweight in FTAI Aviation (+253%). This period we increased our stake, and FTAI Aviation finished the fiscal year as one of our biggest holdings. Another notable relative contributor was our stake in Rover (+99%), a stock that was not held at period end.
•In contrast, the biggest detractors from performance versus the benchmark were overweight holdings in health care and energy. Picks in communication services also detracted from our relative result.
•The largest individual relative detractors were an overweight in agilon health (-64%) and a non-benchmark stake in Allegro MicroSystems (-51%). This period we increased our position in Allegro MicroSystems. Our stake in Abercrombie & Fitch (-20%) also detracted. This was an investment we established this period.
•Notable changes in positioning include increased exposure to the financials sector and a lower allocation to consumer staples.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
July 31, 2014 through July 31, 2024.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class M (incl. 3.50% sales charge)	16.35%	9.39%	11.88%
Class M (without 3.50% sales charge)	20.57%	10.17%	12.28%
Russell 2000® Growth Index	12.80%	7.64%	8.92%
Russell 3000® Index	21.07%	14.23%	12.58%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2024)

KEY FACTS
Fund Size	$7,489,579,269
Number of Holdings	290
Total Advisory Fee	$51,167,416
Portfolio Turnover	84%
What did the Fund invest in?
(as of July 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Health Care	23.3
Industrials	21.9
Information Technology	19.6
Consumer Discretionary	12.9
Financials	6.6
Materials	5.2
Energy	4.7
Consumer Staples	2.6
Real Estate	1.4
Communication Services	1.1
Utilities	0.1

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Insight Enterprises Inc	1.6
FTAI Aviation Ltd	1.5
Wix.com Ltd	1.3
TransMedics Group Inc	1.3
Applied Industrial Technologies Inc	1.2
Fluor Corp	1.1
Carpenter Technology Corp	1.0
Installed Building Products Inc	1.0
TD SYNNEX Corp	0.9
Brinker International Inc	0.9
11.8

How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 28, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  •Management fee
  •Performance adjustment fee

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913462.100    1381-TSRA-0924

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Small Cap Value Fund Fidelity Advisor® Small Cap Value Fund Class M : FCVTX

This annual shareholder report contains information about Fidelity® Small Cap Value Fund for the period August 1, 2023 to July 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class M	$ 167	1.55%
What affected the Fund's performance this period?

•U.S. equities gained for the 12 months ending July 31, 2024, driven by resilient corporate profits, a frenzy over generative artificial intelligence and the Federal Reserve's likely pivot to cutting interest rates later this year.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the Russell 2000 Value Index for the fiscal year, led by the information technology sector, especially technology hardware & equipment firms. Solid picks and an underweight in real estate also boosted relative performance. Investment choices in energy helped as well.
•A stake in XPO gained about 82% and was the top individual relative contributor, though the company was not held at period end. Our position in TechnipFMC gained approximately 61% and was another plus. This period we decreased our exposure to the stock. Another notable relative contributor was Insight Enterprises (+54%), one of our largest holdings. All of these contributors were non-benchmark positions.
•In contrast, the biggest detractor from performance versus the benchmark was stock selection in materials. Subpar picks in health care and utilities also hurt.
•The largest individual relative detractor was an outsized stake in O-I Glass (-52%), a stock that was not held at period end. An overweight in Brookfield Infrastructure (-13%), one of the fund's largest holdings this period, proved detrimental as well. Larger-than-benchmark exposure to Owens & Minor (-15%) also hurt.
•Notable changes in positioning include decreased exposure to the consumer discretionary sector and a higher allocation to real estate stocks.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
July 31, 2014 through July 31, 2024.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class M (incl. 3.50% sales charge)	11.70%	11.67%	9.19%
Class M (without 3.50% sales charge)	15.75%	12.47%	9.58%
Russell 2000® Value Index	15.68%	9.53%	8.13%
Russell 3000® Index	21.07%	14.23%	12.58%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2024)

KEY FACTS
Fund Size	$5,128,532,088
Number of Holdings	105
Total Advisory Fee	$41,899,156
Portfolio Turnover	63%
What did the Fund invest in?
(as of July 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Financials	25.7
Industrials	16.2
Information Technology	9.5
Energy	9.3
Real Estate	8.9
Health Care	7.9
Consumer Discretionary	7.7
Materials	4.6
Consumer Staples	3.8
Utilities	2.3
Communication Services	1.4

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Eastern Bankshares Inc	2.6
Graphic Packaging Holding CO	2.5
Insight Enterprises Inc	2.5
Brookfield Infrastructure Corp Class A (United States)	2.3
Beacon Roofing Supply Inc	2.2
Old Republic International Corp	2.0
Primerica Inc	2.0
AMN Healthcare Services Inc	1.9
US Foods Holding Corp	1.9
Lumentum Holdings Inc	1.9
21.8

How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 28, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913468.100    1386-TSRA-0924

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Small Cap Growth Fund Fidelity® Small Cap Growth Fund : FCPGX

This annual shareholder report contains information about Fidelity® Small Cap Growth Fund for the period August 1, 2023 to July 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Small Cap Growth Fund	$ 109	0.98%
What affected the Fund's performance this period?

•U.S. equities gained for the 12 months ending July 31, 2024, driven by resilient corporate profits, a frenzy over generative artificial intelligence and the Federal Reserve's likely pivot to cutting interest rates later this year.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the benchmark for the fiscal year, especially within industrials, where our stock picks in capital goods helped most. Stock choices in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, and consumer discretionary also boosted the fund's relative performance.
•The fund's non-benchmark stake in Vertiv Holdings (+227%) was the top individual relative contributor. The stock was not held at period end. The second-largest relative contributor was an overweight in FTAI Aviation (+253%). This period we increased our stake, and FTAI Aviation finished the fiscal year as one of our biggest holdings. Another notable relative contributor was our stake in Rover (+99%), a stock that was not held at period end.
•In contrast, the biggest detractors from performance versus the benchmark were overweight holdings in health care and energy. Picks in communication services also detracted from our relative result.
•The largest individual relative detractors were an overweight in agilon health (-64%) and a non-benchmark stake in Allegro MicroSystems (-51%). This period we increased our position in Allegro MicroSystems. Our stake in Abercrombie & Fitch (-20%) also detracted. This was an investment we established this period.
•Notable changes in positioning include increased exposure to the financials sector and a lower allocation to consumer staples.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
July 31, 2014 through July 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Small Cap Growth Fund	21.23%	10.76%	12.89%
Russell 2000® Growth Index	12.80%	7.64%	8.92%
Russell 3000® Index	21.07%	14.23%	12.58%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2024)

KEY FACTS
Fund Size	$7,489,579,269
Number of Holdings	290
Total Advisory Fee	$51,167,416
Portfolio Turnover	84%
What did the Fund invest in?
(as of July 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Health Care	23.3
Industrials	21.9
Information Technology	19.6
Consumer Discretionary	12.9
Financials	6.6
Materials	5.2
Energy	4.7
Consumer Staples	2.6
Real Estate	1.4
Communication Services	1.1
Utilities	0.1

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Insight Enterprises Inc	1.6
FTAI Aviation Ltd	1.5
Wix.com Ltd	1.3
TransMedics Group Inc	1.3
Applied Industrial Technologies Inc	1.2
Fluor Corp	1.1
Carpenter Technology Corp	1.0
Installed Building Products Inc	1.0
TD SYNNEX Corp	0.9
Brinker International Inc	0.9
11.8

How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 28, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  •Management fee
  •Performance adjustment fee

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913464.100    1388-TSRA-0924

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2024
Fidelity® Series Small Cap Opportunities Fund Fidelity® Series Small Cap Opportunities Fund : FSOPX

This annual shareholder report contains information about Fidelity® Series Small Cap Opportunities Fund for the period August 1, 2023 to July 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Series Small Cap Opportunities Fund	$ 0 A	0.00%B
A Amount represents less than $.50
B Amount represents less than 0.005%

What affected the Fund's performance this period?

•U.S. equities gained for the 12 months ending July 31, 2024, driven by resilient corporate profits, a frenzy over generative artificial intelligence and the Federal Reserve's likely pivot to cutting interest rates later this year.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the Russell 2000® Index for the fiscal year, especially within industrials, where our picks in capital goods helped most. Stock picking in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, also boosted the fund's relative performance.
•The fund's top individual relative contributor was an overweight in IES Holdings (+169%), from the capital goods industry. The stock was one of the fund's biggest holdings at period end, even though we reduced our stake the past 12 months. A non-benchmark stake in Emcor Group gained 75% and was a second notable relative contributor. This period we decreased our investment in Emcor. An overweight in Fabrinet (+79%) also contributed. The company was among our biggest holdings.
•In contrast, the biggest detractor from the fund's performance versus the benchmark was security selection in communication services. Also hurting our result were picks in information technology, primarily within the software & services industry, and utilities
•Not owning Super Micro Computer, a benchmark component that gained 148%, was the fund's biggest individual relative detractor. Not owning MicroStrategy, a benchmark component that gained roughly 215%, was the second-largest relative detractor. Not owning Carvana, a benchmark component that gained 180%, was another notable relative detractor.

How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
July 31, 2014 through July 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Series Small Cap Opportunities Fund	21.85%	12.29%	10.57%
Russell 2000® Index	14.25%	8.91%	8.72%
Russell 3000® Index	21.07%	14.23%	12.58%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2024)

KEY FACTS
Fund Size	$5,735,378,046
Number of Holdings	220
Total Advisory Fee	$0
Portfolio Turnover	47%
What did the Fund invest in?
(as of July 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Industrials	18.5
Health Care	16.9
Financials	16.9
Information Technology	12.9
Consumer Discretionary	11.5
Energy	6.4
Materials	6.0
Real Estate	4.4
Consumer Staples	2.8
Utilities	2.0
Communication Services	0.9

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Liberty Energy Inc Class A	1.5
Synovus Financial Corp	1.5
Insight Enterprises Inc	1.4
Commercial Metals Co	1.4
Academy Sports & Outdoors Inc	1.3
Cactus Inc Class A	1.2
IES Holdings Inc	1.2
Green Brick Partners Inc	1.2
Essent Group Ltd	1.1
Fabrinet	1.1
12.9

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913472.100    1799-TSRA-0924

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2024
Fidelity® Small Cap Growth K6 Fund Fidelity® Small Cap Growth K6 Fund : FOCSX

This annual shareholder report contains information about Fidelity® Small Cap Growth K6 Fund for the period August 1, 2023 to July 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-835-5092 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Small Cap Growth K6 Fund	$ 67	0.60%
What affected the Fund's performance this period?

•U.S. equities gained for the 12 months ending July 31, 2024, driven by resilient corporate profits, a frenzy over generative artificial intelligence and the Federal Reserve's likely pivot to cutting interest rates later this year.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the benchmark for the fiscal year, especially within industrials, where our stock picks in capital goods helped most. Stock choices in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, and consumer discretionary also boosted the fund's relative performance.
•The fund's non-benchmark stake in Vertiv Holdings (+228%) was the top individual relative contributor. The stock was not held at period end. It also helped to overweight FTAI Aviation (+253%). This period we increased our stake, and FTAI Aviation finished the fiscal year as one of our biggest holdings. Another notable relative contributor was our stake in Rover (+99%), a stock that was not held at period end.
•In contrast, the biggest detractors from relative performance were picks in communication services and an overweight in health care. It also hurt to overweight energy.
•The biggest individual relative detractors were an overweight in agilon health (-64%) and a non-benchmark stake in Allegro MicroSystems (-51%). This period we increased our position in Allegro MicroSystems. Our stake in Abercrombie & Fitch (-20%) also detracted. This was an investment we established this period.
•Notable changes in positioning include increased exposure to the financials sector and a lower allocation to consumer staples.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
May 25, 2017 through July 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Fidelity® Small Cap Growth K6 Fund	21.98%	11.25%	13.12%
Russell 2000® Growth Index	12.80%	7.64%	8.66%
Russell 3000® Index	21.07%	14.23%	13.51%
A   From May 25, 2017

Visit www.401k.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2024)

KEY FACTS
Fund Size	$2,905,358,007
Number of Holdings	292
Total Advisory Fee	$13,079,066
Portfolio Turnover	85%
What did the Fund invest in?
(as of July 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Health Care	22.7
Industrials	21.3
Information Technology	19.0
Consumer Discretionary	12.3
Financials	6.7
Materials	5.1
Energy	4.5
Consumer Staples	2.6
Real Estate	1.3
Communication Services	0.9
Utilities	0.2

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
iShares Russell 2000 Growth ETF	2.0
Insight Enterprises Inc	1.6
FTAI Aviation Ltd	1.5
Wix.com Ltd	1.3
TransMedics Group Inc	1.3
Applied Industrial Technologies Inc	1.2
Fluor Corp	1.1
Installed Building Products Inc	1.0
Carpenter Technology Corp	0.9
TD SYNNEX Corp	0.9
12.8

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913550.100    2957-TSRA-0924

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2024
Fidelity® OTC K6 Portfolio Fidelity® OTC K6 Portfolio : FOKFX

This annual shareholder report contains information about Fidelity® OTC K6 Portfolio for the period August 1, 2023 to July 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-835-5092 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® OTC K6 Portfolio	$ 57	0.50%
What affected the Fund's performance this period?

•U.S. equities gained for the 12 months ending July 31, 2024, driven by resilient corporate profits, a frenzy over generative artificial intelligence and the Federal Reserve's likely pivot to cutting interest rates later this year.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the NASDAQ Composite Index for the fiscal year, especially within the industrials sector, where our picks among capital goods stocks helped the most by far. Investment choices in consumer discretionary and information technology also boosted the fund's relative performance.
•The top individual relative contributor was an underweight in Tesla (-13%). A non-benchmark stake in Taiwan Semiconductor Manufacturing (+69%), one of the fund's largest holdings, was another plus. An out-of-benchmark position in Vertiv Holdings (+209%) also helped.
•In contrast, the biggest detractor from performance versus the benchmark was stock selection among consumer staples firms. Outsized exposure to energy stocks and an underweight in information technology hurt as well.
•The biggest individual relative detractor was an underweight in Broadcom (+82%). This was a position we established this period. Outsized exposure to Lululemon Athletica (-32%) also proved detrimental to performance, as did an overweight in Marvell Technology (+3%). The latter was among our largest holdings.
•Notable changes in positioning include decreased exposure to the energy sector and a higher allocation to health care companies.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
June 13, 2019 through July 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Fidelity® OTC K6 Portfolio	27.14%	19.31%	19.88%
Nasdaq Composite Index®	23.62%	17.53%	18.01%
S&P 500® Index	22.15%	15.00%	15.28%
A   From June 13, 2019

Visit www.401k.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2024)

KEY FACTS
Fund Size	$2,528,400,628
Number of Holdings	154
Total Advisory Fee	$11,306,227
Portfolio Turnover	41%
What did the Fund invest in?
(as of July 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	45.2
Communication Services	19.0
Consumer Discretionary	12.5
Health Care	8.1
Consumer Staples	3.3
Financials	2.5
Energy	1.9
Industrials	1.0
Utilities	0.8
Real Estate	0.3
Materials	0.2

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Apple Inc	13.3
Microsoft Corp	10.3
Amazon.com Inc	8.6
NVIDIA Corp	8.0
Alphabet Inc Class A	6.6
Meta Platforms Inc Class A	4.8
Alphabet Inc Class C	3.0
Netflix Inc	2.4
Marvell Technology Inc	2.3
Regeneron Pharmaceuticals Inc	1.8
61.1

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913554.100    3407-TSRA-0924

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Real Estate Income Fund Fidelity Advisor® Real Estate Income Fund Class M : FRIQX

This annual shareholder report contains information about Fidelity® Real Estate Income Fund for the period August 1, 2023 to July 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class M	$ 102	0.97%
What affected the Fund's performance this period?

•Investors in real estate securities experienced often-fluctuating market conditions throughout the 12 months ending July 31, 2024, initially declining due to concerns about rate hikes but later rallying as hopes for rate cuts in 2024 grew.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the Fidelity Real Estate Income Composite IndexSM, a 40/25/20/15 blend of the ICE BofA® US Real Estate Index, the MSCI REIT Preferred Index, the FTSE® NAREIT® All REITs Index and the Bloomberg U.S. CMBS ex-AAA Index. Selection among preferred stocks and collateralized mortgage obligations stood out as helping relative performance. Asset allocation modestly contributed this period, especially among preferred stocks, while a stake in cash of roughly 7%, on average, also helped.
•The largest individual relative contributor was a common stock position in Welltower (+39%), an owner of senior-housing properties.
•In contrast, detractors included the fund's underweight in real estate bonds and security selection among real estate common stocks.
•The largest individual relative detractor was a real estate bond investment of Veritas related to a defaulted loan on apartment buildings in San Francisco. The holding lost all its value and was not held in the portfolio on July 31.
•Notable changes in positioning include increased exposure to investment-grade real estate bonds and reductions in high-yield real estate bonds, cash and preferred stocks.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
July 31, 2014 through July 31, 2024.
Initial investment of $10,000 and the current sales charge was paid.

Effective June 1, 2024, the fund began comparing its performance to ICE® BofA® US High Yield Constrained Index rather than S&P 500® Index because the ICE® BofA® US High Yield Constrained Index conforms more closely to the fund's investment policies.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class M (incl. 4.00% sales charge)	5.18%	2.79%	4.67%
Class M (without 4.00% sales charge)	9.56%	3.63%	5.10%
Fidelity Real Estate Income Composite Index℠	8.84%	2.00%	4.13%
ICE® BofA® US High Yield Constrained Index	11.04%	4.01%	4.55%
S&P 500® Index	22.15%	15.00%	13.15%
Bloomberg U.S. Universal Bond Index	5.72%	0.50%	1.89%

Effective June 1, 2024, the fund began comparing its performance to ICE® BofA® US High Yield Constrained Index rather than S&P 500® Index because the ICE® BofA® US High Yield Constrained Index conforms more closely to the fund's investment policies.

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2024)

KEY FACTS
Fund Size	$4,786,766,888
Number of Holdings	519
Total Advisory Fee	$25,368,688
Portfolio Turnover	24%
What did the Fund invest in?
(as of July 31, 2024)

QUALITY DIVERSIFICATION (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
American Tower Corp	2.7
American Tower Corp	2.5
Crown Castle Inc	2.0
Equity LifeStyle Properties Inc	1.9
Prologis Inc	1.6
Welltower Inc	1.5
Equinix Inc	1.4
American Homes 4 Rent LP	1.4
Crown Castle Inc	1.3
Sun Communities Operating LP	1.3
17.6

How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 28, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913475.100    2225-TSRA-0924

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Small Cap Value Fund Fidelity Advisor® Small Cap Value Fund Class C : FCVCX

This annual shareholder report contains information about Fidelity® Small Cap Value Fund for the period August 1, 2023 to July 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$ 221	2.05%
What affected the Fund's performance this period?

•U.S. equities gained for the 12 months ending July 31, 2024, driven by resilient corporate profits, a frenzy over generative artificial intelligence and the Federal Reserve's likely pivot to cutting interest rates later this year.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the Russell 2000 Value Index for the fiscal year, led by the information technology sector, especially technology hardware & equipment firms. Solid picks and an underweight in real estate also boosted relative performance. Investment choices in energy helped as well.
•A stake in XPO gained about 82% and was the top individual relative contributor, though the company was not held at period end. Our position in TechnipFMC gained approximately 61% and was another plus. This period we decreased our exposure to the stock. Another notable relative contributor was Insight Enterprises (+54%), one of our largest holdings. All of these contributors were non-benchmark positions.
•In contrast, the biggest detractor from performance versus the benchmark was stock selection in materials. Subpar picks in health care and utilities also hurt.
•The largest individual relative detractor was an outsized stake in O-I Glass (-52%), a stock that was not held at period end. An overweight in Brookfield Infrastructure (-13%), one of the fund's largest holdings this period, proved detrimental as well. Larger-than-benchmark exposure to Owens & Minor (-15%) also hurt.
•Notable changes in positioning include decreased exposure to the consumer discretionary sector and a higher allocation to real estate stocks.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
July 31, 2014 through July 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class C (incl. contingent deferred sales charge)	14.15%	11.89%	9.18%
Class C	15.15%	11.89%	9.18%
Russell 2000® Value Index	15.68%	9.53%	8.13%
Russell 3000® Index	21.07%	14.23%	12.58%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2024)

KEY FACTS
Fund Size	$5,128,532,088
Number of Holdings	105
Total Advisory Fee	$41,899,156
Portfolio Turnover	63%
What did the Fund invest in?
(as of July 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Financials	25.7
Industrials	16.2
Information Technology	9.5
Energy	9.3
Real Estate	8.9
Health Care	7.9
Consumer Discretionary	7.7
Materials	4.6
Consumer Staples	3.8
Utilities	2.3
Communication Services	1.4

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Eastern Bankshares Inc	2.6
Graphic Packaging Holding CO	2.5
Insight Enterprises Inc	2.5
Brookfield Infrastructure Corp Class A (United States)	2.3
Beacon Roofing Supply Inc	2.2
Old Republic International Corp	2.0
Primerica Inc	2.0
AMN Healthcare Services Inc	1.9
US Foods Holding Corp	1.9
Lumentum Holdings Inc	1.9
21.8

How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 28, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913467.100    1385-TSRA-0924

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Real Estate Income Fund Fidelity Advisor® Real Estate Income Fund Class I : FRIRX

This annual shareholder report contains information about Fidelity® Real Estate Income Fund for the period August 1, 2023 to July 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$ 75	0.71%
What affected the Fund's performance this period?

•Investors in real estate securities experienced often-fluctuating market conditions throughout the 12 months ending July 31, 2024, initially declining due to concerns about rate hikes but later rallying as hopes for rate cuts in 2024 grew.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the Fidelity Real Estate Income Composite IndexSM, a 40/25/20/15 blend of the ICE BofA® US Real Estate Index, the MSCI REIT Preferred Index, the FTSE® NAREIT® All REITs Index and the Bloomberg U.S. CMBS ex-AAA Index. Selection among preferred stocks and collateralized mortgage obligations stood out as helping relative performance. Asset allocation modestly contributed this period, especially among preferred stocks, while a stake in cash of roughly 7%, on average, also helped.
•The largest individual relative contributor was a common stock position in Welltower (+39%), an owner of senior-housing properties.
•In contrast, detractors included the fund's underweight in real estate bonds and security selection among real estate common stocks.
•The largest individual relative detractor was a real estate bond investment of Veritas related to a defaulted loan on apartment buildings in San Francisco. The holding lost all its value and was not held in the portfolio on July 31.
•Notable changes in positioning include increased exposure to investment-grade real estate bonds and reductions in high-yield real estate bonds, cash and preferred stocks.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
July 31, 2014 through July 31, 2024.
Initial investment of $10,000.

Effective June 1, 2024, the fund began comparing its performance to ICE® BofA® US High Yield Constrained Index rather than S&P 500® Index because the ICE® BofA® US High Yield Constrained Index conforms more closely to the fund's investment policies.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class I	9.86%	3.93%	5.40%
Fidelity Real Estate Income Composite Index℠	8.84%	2.00%	4.13%
ICE® BofA® US High Yield Constrained Index	11.04%	4.01%	4.55%
S&P 500® Index	22.15%	15.00%	13.15%
Bloomberg U.S. Universal Bond Index	5.72%	0.50%	1.89%

Effective June 1, 2024, the fund began comparing its performance to ICE® BofA® US High Yield Constrained Index rather than S&P 500® Index because the ICE® BofA® US High Yield Constrained Index conforms more closely to the fund's investment policies.

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2024)

KEY FACTS
Fund Size	$4,786,766,888
Number of Holdings	519
Total Advisory Fee	$25,368,688
Portfolio Turnover	24%
What did the Fund invest in?
(as of July 31, 2024)

QUALITY DIVERSIFICATION (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
American Tower Corp	2.7
American Tower Corp	2.5
Crown Castle Inc	2.0
Equity LifeStyle Properties Inc	1.9
Prologis Inc	1.6
Welltower Inc	1.5
Equinix Inc	1.4
American Homes 4 Rent LP	1.4
Crown Castle Inc	1.3
Sun Communities Operating LP	1.3
17.6

How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 28, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913476.100    2227-TSRA-0924

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Real Estate Income Fund Fidelity Advisor® Real Estate Income Fund Class A : FRINX

This annual shareholder report contains information about Fidelity® Real Estate Income Fund for the period August 1, 2023 to July 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$ 101	0.96%
What affected the Fund's performance this period?

•Investors in real estate securities experienced often-fluctuating market conditions throughout the 12 months ending July 31, 2024, initially declining due to concerns about rate hikes but later rallying as hopes for rate cuts in 2024 grew.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the Fidelity Real Estate Income Composite IndexSM, a 40/25/20/15 blend of the ICE BofA® US Real Estate Index, the MSCI REIT Preferred Index, the FTSE® NAREIT® All REITs Index and the Bloomberg U.S. CMBS ex-AAA Index. Selection among preferred stocks and collateralized mortgage obligations stood out as helping relative performance. Asset allocation modestly contributed this period, especially among preferred stocks, while a stake in cash of roughly 7%, on average, also helped.
•The largest individual relative contributor was a common stock position in Welltower (+39%), an owner of senior-housing properties.
•In contrast, detractors included the fund's underweight in real estate bonds and security selection among real estate common stocks.
•The largest individual relative detractor was a real estate bond investment of Veritas related to a defaulted loan on apartment buildings in San Francisco. The holding lost all its value and was not held in the portfolio on July 31.
•Notable changes in positioning include increased exposure to investment-grade real estate bonds and reductions in high-yield real estate bonds, cash and preferred stocks.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
July 31, 2014 through July 31, 2024.
Initial investment of $10,000 and the current sales charge was paid.

Effective June 1, 2024, the fund began comparing its performance to ICE® BofA® US High Yield Constrained Index rather than S&P 500® Index because the ICE® BofA® US High Yield Constrained Index conforms more closely to the fund's investment policies.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class A (incl. 4.00% sales charge)	5.20%	2.81%	4.69%
Class A (without 4.00% sales charge)	9.58%	3.65%	5.12%
Fidelity Real Estate Income Composite Index℠	8.84%	2.00%	4.13%
ICE® BofA® US High Yield Constrained Index	11.04%	4.01%	4.55%
S&P 500® Index	22.15%	15.00%	13.15%
Bloomberg U.S. Universal Bond Index	5.72%	0.50%	1.89%

Effective June 1, 2024, the fund began comparing its performance to ICE® BofA® US High Yield Constrained Index rather than S&P 500® Index because the ICE® BofA® US High Yield Constrained Index conforms more closely to the fund's investment policies.

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2024)

KEY FACTS
Fund Size	$4,786,766,888
Number of Holdings	519
Total Advisory Fee	$25,368,688
Portfolio Turnover	24%
What did the Fund invest in?
(as of July 31, 2024)

QUALITY DIVERSIFICATION (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
American Tower Corp	2.7
American Tower Corp	2.5
Crown Castle Inc	2.0
Equity LifeStyle Properties Inc	1.9
Prologis Inc	1.6
Welltower Inc	1.5
Equinix Inc	1.4
American Homes 4 Rent LP	1.4
Crown Castle Inc	1.3
Sun Communities Operating LP	1.3
17.6

How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 28, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913473.100    2221-TSRA-0924

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2024
Fidelity® Series Blue Chip Growth Fund Fidelity® Series Blue Chip Growth Fund : FSBDX

This annual shareholder report contains information about Fidelity® Series Blue Chip Growth Fund for the period August 1, 2023 to July 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Series Blue Chip Growth Fund	$ 1	0.01%
What affected the Fund's performance this period?

•U.S. equities gained for the 12 months ending July 31, 2024, driven by resilient corporate profits, a frenzy over generative artificial intelligence and the Federal Reserve's likely pivot to cutting interest rates later this year.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the benchmark for the fiscal year, led by information technology. Security selection in industrials and health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, also boosted the fund's relative performance.
•The top individual relative contributor by far was an overweight in Nvidia (+149%), the fund's biggest holding. It also helped to underweight Apple (+14%), one of the fund's largest holdings, and to hold a non-benchmark stake in Abercrombie & Fitch (+273%).
•In contrast, the biggest detractors from performance versus the benchmark were picks and an overweight in consumer discretionary, primarily within the consumer durables & apparel industry. Security selection in consumer staples, especially within the consumer staples distribution & retail industry, also hampered the fund's result, as did an underweight in information technology.
•The largest individual relative detractor was an overweight in Lululemon Athletica (-32%). We decreased our investment in Lululemon Athletica but the company was among our largest holdings this period. It also hurt to overweight Marvell Technology (+3%), one of our biggest holdings, and to underweight Broadcom (+82%), a position we established this period.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
July 31, 2014 through July 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Series Blue Chip Growth Fund	31.05%	21.35%	18.48%
Russell 1000® Growth Index	26.94%	18.41%	16.31%
Russell 1000® Index	21.50%	14.59%	12.86%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2024)

KEY FACTS
Fund Size	$11,061,225,318
Number of Holdings	340
Total Advisory Fee	$0
Portfolio Turnover	29%
What did the Fund invest in?
(as of July 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	43.9
Consumer Discretionary	18.5
Communication Services	15.2
Health Care	7.6
Industrials	4.4
Financials	3.2
Energy	1.2
Consumer Staples	1.0
Materials	0.7
Real Estate	0.3

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	12.7
Apple Inc	11.0
Microsoft Corp	8.1
Amazon.com Inc	8.0
Alphabet Inc Class A	6.2
Meta Platforms Inc Class A	4.4
Marvell Technology Inc	3.2
Eli Lilly & Co	2.5
Netflix Inc	2.0
Snap Inc Class A	1.8
59.9

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913528.100    2611-TSRA-0924

Item 2.

Code of Ethics

As of the end of the period, July 31, 2024, Fidelity Securities Fund (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Donald F. Donahue is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Donahue is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Blue Chip Growth Fund, Fidelity Blue Chip Growth K6 Fund, Fidelity OTC K6 Portfolio, Fidelity OTC Portfolio, Fidelity Real Estate Income Fund, Fidelity Series Blue Chip Growth Fund, Fidelity Series Real Estate Income Fund and Fidelity Series Small Cap Opportunities Fund (the “Funds”):

Services Billed by Deloitte Entities

July 31, 2024 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Blue Chip Growth Fund	$83,300	$-	$10,400	$1,600
Fidelity Blue Chip Growth K6 Fund	$55,200	$-	$6,900	$1,100
Fidelity OTC K6 Portfolio	$68,900	$-	$9,900	$1,500
Fidelity OTC Portfolio	$70,000	$-	$9,900	$1,600
Fidelity Real Estate Income Fund	$81,900	$-	$13,100	$1,900
Fidelity Series Blue Chip Growth Fund	$65,400	$-	$8,400	$1,600
Fidelity Series Real Estate Income Fund	$71,900	$-	$9,700	$1,700
Fidelity Series Small Cap Opportunities Fund	$39,500	$-	$8,400	$1,000

July 31, 2023 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Blue Chip Growth Fund	$92,900	$-	$9,200	$1,600
Fidelity Blue Chip Growth K6 Fund	$67,000	$-	$5,700	$1,100
Fidelity OTC K6 Portfolio	$76,900	$-	$8,900	$1,500
Fidelity OTC Portfolio	$78,600	$-	$10,700	$1,600
Fidelity Real Estate Income Fund	$82,200	$-	$8,700	$1,900
Fidelity Series Blue Chip Growth Fund	$65,500	$-	$7,400	$1,500
Fidelity Series Real Estate Income Fund	$72,200	$-	$8,700	$1,700
Fidelity Series Small Cap Opportunities Fund	$39,500	$-	$7,200	$1,000

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Blue Chip Value Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity Leveraged Company Stock Fund, Fidelity Small Cap Growth Fund, Fidelity Small Cap Growth K6 Fund and Fidelity Small Cap Value Fund (the “Funds”):

Services Billed by PwC

July 31, 2024 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Blue Chip Value Fund	$44,200	$4,100	$8,800	$1,400
Fidelity Dividend Growth Fund	$53,200	$4,800	$11,400	$1,600
Fidelity Growth & Income Portfolio	$60,400	$5,500	$11,000	$1,900
Fidelity Leveraged Company Stock Fund	$44,200	$4,300	$11,100	$1,500
Fidelity Small Cap Growth Fund	$42,400	$4,000	$16,600	$1,400
Fidelity Small Cap Growth K6 Fund	$39,500	$3,700	$10,600	$1,200
Fidelity Small Cap Value Fund	$45,900	$4,200	$8,800	$1,400

July 31, 2023 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Blue Chip Value Fund	$44,400	$3,900	$9,700	$1,300
Fidelity Dividend Growth Fund	$53,400	$4,600	$8,800	$1,600
Fidelity Growth & Income Portfolio	$60,600	$5,300	$28,200	$1,800
Fidelity Leveraged Company Stock Fund	$44,400	$4,100	$11,100	$1,400
Fidelity Small Cap Growth Fund	$50,700	$3,900	$21,300	$1,300
Fidelity Small Cap Growth K6 Fund	$47,900	$3,600	$8,500	$1,200
Fidelity Small Cap Value Fund	$46,000	$4,000	$8,800	$1,400

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	July 31, 2024A	July 31, 2023A
Audit-Related Fees	$200,000	$80,000
Tax Fees	$-	$-
All Other Fees	$1,929,500	$-

A Amounts may reflect rounding.

Services Billed by PwC

	July 31, 2024A	July 31, 2023A
Audit-Related Fees	$9,437,800	$8,699,200
Tax Fees	$61,000	$1,000
All Other Fees	$35,000	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	July 31, 2024A	July 31, 2023A
Deloitte Entities	$5,037,200	$3,376,400
PwC	$15,127,700	$14,288,800

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Financial Statements and Financial Highlights for Open-End Management Investment Companies

Fidelity® Small Cap Value Fund

Annual Report
July 31, 2024
Includes Fidelity and Fidelity Advisor share classes
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Small Cap Value Fund
Schedule of Investments July 31, 2024
Showing Percentage of Net Assets
Common Stocks - 97.3%
	Shares	Value ($)
COMMUNICATION SERVICES - 1.4%
Media - 1.4%
Nexstar Media Group, Inc.	396,800	73,324,672
CONSUMER DISCRETIONARY - 7.7%
Leisure Products - 2.6%
BRP, Inc. (a)	1,065,200	77,175,212
Brunswick Corp. (a)	666,153	54,258,162
		131,433,374
Specialty Retail - 5.1%
Academy Sports & Outdoors, Inc.	1,065,000	57,584,550
Advance Auto Parts, Inc. (a)	1,154,172	73,093,713
Lithia Motors, Inc. Class A (sub. vtg.)	104,326	28,828,404
Murphy U.S.A., Inc.	121,906	61,552,778
Upbound Group, Inc. (a)	1,072,453	40,463,652
		261,523,097
TOTAL CONSUMER DISCRETIONARY		392,956,471
CONSUMER STAPLES - 3.8%
Beverages - 1.1%
MGP Ingredients, Inc. (a)	695,000	56,677,250
Consumer Staples Distribution & Retail - 1.9%
U.S. Foods Holding Corp. (b)	1,786,000	97,140,540
Food Products - 0.8%
TreeHouse Foods, Inc. (b)	1,001,400	40,336,392
TOTAL CONSUMER STAPLES		194,154,182
ENERGY - 9.2%
Energy Equipment & Services - 5.4%
Cactus, Inc. (a)	1,227,955	77,508,520
Kodiak Gas Services, Inc.	60,000	1,731,000
Liberty Energy, Inc. Class A	1,700,000	41,055,000
Noble Corp. PLC (a)	750,000	35,415,000
NOV, Inc.	1,289,200	26,841,144
Select Water Solutions, Inc. Class A (a)	3,518,038	41,583,209
TechnipFMC PLC	1,153,500	34,028,250
Tidewater, Inc. (b)	199,069	19,699,868
		277,861,991
Oil, Gas & Consumable Fuels - 3.8%
Antero Resources Corp. (b)	1,129,799	32,786,767
Parkland Corp. (a)	3,025,000	84,857,314
Sitio Royalties Corp.	3,076,805	74,920,202
		192,564,283
TOTAL ENERGY		470,426,274
FINANCIALS - 25.7%
Banks - 13.5%
BOK Financial Corp.	519,524	53,427,848
Cadence Bank	2,570,000	84,475,900
Cullen/Frost Bankers, Inc.	335,000	39,215,100
Eastern Bankshares, Inc.	7,830,100	130,292,863
First Foundation, Inc. (a)	2,419,850	16,938,950
Independent Bank Group, Inc.	1,229,769	72,630,157
Pinnacle Financial Partners, Inc.	804,000	77,441,280
Synovus Financial Corp.	1,482,341	69,299,442
The Bank of NT Butterfield & Son Ltd.	1,760,000	67,478,400
Trico Bancshares	340,314	15,834,810
Webster Financial Corp.	650,000	32,253,000
Wintrust Financial Corp.	308,803	33,412,485
		692,700,235
Capital Markets - 2.0%
AllianceBernstein Holding LP	1,328,200	46,872,178
Lazard, Inc. Class A (a)	1,194,300	58,723,731
		105,595,909
Consumer Finance - 2.4%
Encore Capital Group, Inc. (a)(b)	840,200	42,472,110
FirstCash Holdings, Inc.	717,300	80,050,680
		122,522,790
Financial Services - 0.8%
ECN Capital Corp. (a)	10,243,751	15,729,368
Federal Agricultural Mortgage Corp. Class C (non-vtg.) (a)	120,000	24,746,400
		40,475,768
Insurance - 7.0%
Enstar Group Ltd. (b)	196,049	63,598,296
First American Financial Corp.	1,506,600	91,269,828
Old Republic International Corp.	2,975,100	102,997,962
Primerica, Inc.	397,224	100,009,086
		357,875,172
TOTAL FINANCIALS		1,319,169,874
HEALTH CARE - 8.0%
Biotechnology - 2.3%
ALX Oncology Holdings, Inc. (b)	678,400	3,256,320
Arcellx, Inc. (b)	130,000	8,035,300
Celldex Therapeutics, Inc. (b)	244,800	9,329,328
Crinetics Pharmaceuticals, Inc. (b)	205,000	10,889,600
Cytokinetics, Inc. (b)	550,853	32,505,836
Keros Therapeutics, Inc. (b)	130,000	6,520,800
Madrigal Pharmaceuticals, Inc. (a)(b)	25,300	7,201,898
Merus BV (b)	118,301	6,274,685
Spyre Therapeutics, Inc. (a)(b)	314,164	8,639,510
Vaxcyte, Inc. (b)	162,096	12,787,753
Viridian Therapeutics, Inc. (b)	355,889	5,996,730
Xenon Pharmaceuticals, Inc. (b)	155,000	6,685,150
		118,122,910
Health Care Providers & Services - 4.3%
AMN Healthcare Services, Inc. (a)(b)	1,436,671	97,147,693
BrightSpring Health Services, Inc. (a)	2,652,727	32,867,288
Owens & Minor, Inc. (a)(b)(c)	4,953,981	81,344,368
Pennant Group, Inc. (b)	340,212	10,141,720
		221,501,069
Health Care Technology - 0.7%
Evolent Health, Inc. Class A (a)(b)	1,379,766	32,176,143
Life Sciences Tools & Services - 0.2%
Maravai LifeSciences Holdings, Inc. Class A (b)	1,175,000	11,432,750
Pharmaceuticals - 0.5%
Enliven Therapeutics, Inc. (a)(b)	240,540	6,345,445
Prestige Consumer Healthcare, Inc. (b)	272,635	19,305,284
		25,650,729
TOTAL HEALTH CARE		408,883,601
INDUSTRIALS - 16.2%
Building Products - 1.4%
Hayward Holdings, Inc. (a)(b)	3,133,319	46,341,788
Tecnoglass, Inc. (a)	445,077	23,949,593
		70,291,381
Construction & Engineering - 0.2%
Sterling Construction Co., Inc. (b)	100,859	11,735,953
Ground Transportation - 2.2%
ArcBest Corp.	566,002	71,344,552
Knight-Swift Transportation Holdings, Inc.	710,000	38,645,300
		109,989,852
Machinery - 5.6%
Atmus Filtration Technologies, Inc.	1,185,000	36,545,400
Blue Bird Corp. (b)	627,500	32,705,300
EnPro Industries, Inc. (a)	379,972	64,952,414
Gates Industrial Corp. PLC (b)	1,429,400	26,572,546
REV Group, Inc. (c)	2,925,502	85,366,148
Terex Corp.	669,951	42,381,100
		288,522,908
Professional Services - 4.1%
Concentrix Corp. (a)	52,280	3,685,740
Genpact Ltd.	1,967,957	68,229,069
KBR, Inc.	1,319,038	87,834,740
Science Applications International Corp. (a)	400,000	49,760,000
		209,509,549
Trading Companies & Distributors - 2.7%
Beacon Roofing Supply, Inc. (b)	1,116,000	114,724,800
DXP Enterprises, Inc. (a)(b)	458,872	25,127,831
		139,852,631
TOTAL INDUSTRIALS		829,902,274
INFORMATION TECHNOLOGY - 9.5%
Communications Equipment - 3.6%
Ciena Corp. (b)	1,706,400	89,995,536
Lumentum Holdings, Inc. (a)(b)	1,865,698	96,605,842
		186,601,378
Electronic Equipment, Instruments & Components - 4.5%
Insight Enterprises, Inc. (b)	561,873	126,140,489
TD SYNNEX Corp.	301,100	35,882,087
Vontier Corp.	1,770,000	69,437,100
		231,459,676
IT Services - 0.7%
ASGN, Inc. (b)	352,900	33,409,043
Semiconductors & Semiconductor Equipment - 0.7%
Allegro MicroSystems LLC (b)	285,031	6,852,145
Diodes, Inc. (b)	390,400	30,529,280
		37,381,425
TOTAL INFORMATION TECHNOLOGY		488,851,522
MATERIALS - 4.6%
Chemicals - 0.9%
Ecovyst, Inc. (a)(b)	4,900,000	46,746,000
Construction Materials - 1.2%
Eagle Materials, Inc.	225,000	61,267,500
Containers & Packaging - 2.5%
Graphic Packaging Holding Co. (a)	4,275,000	128,677,500
TOTAL MATERIALS		236,691,000
REAL ESTATE - 8.9%
Equity Real Estate Investment Trusts (REITs) - 5.2%
Acadia Realty Trust (SBI)	2,149,300	46,510,852
Americold Realty Trust	1,270,000	37,960,300
LXP Industrial Trust (REIT)	4,815,000	49,594,500
National Storage Affiliates Trust	1,410,000	60,023,700
SITE Centers Corp.	4,725,000	73,001,250
		267,090,602
Real Estate Management & Development - 3.7%
Compass, Inc. (b)	9,121,296	40,042,489
Cushman & Wakefield PLC (a)(b)	3,816,679	50,036,662
Jones Lang LaSalle, Inc. (b)	320,000	80,288,000
LandBridge Co. LLC (a)	554,683	18,287,899
		188,655,050
TOTAL REAL ESTATE		455,745,652
UTILITIES - 2.3%
Gas Utilities - 2.3%
Brookfield Infrastructure Corp. A Shares (a)	3,095,750	120,424,675
TOTAL COMMON STOCKS (Cost $4,128,807,875)		4,990,530,197

Money Market Funds - 7.7%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (d)	74,476,406	74,491,302
Fidelity Securities Lending Cash Central Fund 5.39% (d)(e)	321,909,838	321,942,029
TOTAL MONEY MARKET FUNDS (Cost $396,433,331)		396,433,331

Equity Funds - 1.0%
	Shares	Value ($)
Domestic Equity Funds - 1.0%
iShares Russell 2000 Value ETF (Cost $50,243,561)	295,800	50,643,918

TOTAL INVESTMENT IN SECURITIES - 106.0% (Cost $4,575,484,767)	5,437,607,446
NET OTHER ASSETS (LIABILITIES) - (6.0)%	(309,075,358)
NET ASSETS - 100.0%	5,128,532,088

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)	Security or a portion of the security is on loan at period end.
(b)	Non-income producing
(c)	Affiliated company
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(e)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	120,807,535	1,727,904,706	1,774,218,754	2,388,114	(2,185)	-	74,491,302	0.1%
Fidelity Securities Lending Cash Central Fund 5.39%	323,721,292	1,881,129,466	1,882,908,729	755,261	-	-	321,942,029	1.5%
Total	444,528,827	3,609,034,172	3,657,127,483	3,143,375	(2,185)	-	396,433,331

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are presented in the table below. Certain corporate actions, such as mergers, are excluded from the amounts in this table if applicable. A dash in the Value end of period ($) column means either the issuer is no longer held at period end, or the issuer is held at period end but is no longer an affiliate.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Encore Capital Group, Inc.	66,885,700	-	17,823,474	-	2,782,282	(9,372,398)	-
Owens & Minor, Inc.	59,604,481	38,107,310	67,845	-	(116,000)	(16,183,578)	81,344,368
REV Group, Inc.	-	71,128,505	-	137,250	-	14,237,643	85,366,148
Traeger, Inc.	29,458,300	-	27,355,136	-	(13,754,774)	11,651,610	-
Total	155,948,481	109,235,815	45,246,455	137,250	(11,088,492)	333,277	166,710,516

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	73,324,672	73,324,672	-	-
Consumer Discretionary	392,956,471	392,956,471	-	-
Consumer Staples	194,154,182	194,154,182	-	-
Energy	470,426,274	470,426,274	-	-
Financials	1,319,169,874	1,319,169,874	-	-
Health Care	408,883,601	408,883,601	-	-
Industrials	829,902,274	829,902,274	-	-
Information Technology	488,851,522	488,851,522	-	-
Materials	236,691,000	236,691,000	-	-
Real Estate	455,745,652	455,745,652	-	-
Utilities	120,424,675	120,424,675	-	-

Money Market Funds	396,433,331	396,433,331	-	-

Equity Funds	50,643,918	50,643,918	-	-
Total Investments in Securities:	5,437,607,446	5,437,607,446	-	-
Financial Statements
Statement of Assets and Liabilities
As of July 31, 2024
Assets
Investment in securities, at value (including securities loaned of $315,183,900) - See accompanying schedule:
Unaffiliated issuers (cost $3,956,596,331)	$4,874,463,599
Fidelity Central Funds (cost $396,433,331)	396,433,331
Other affiliated issuers (cost $222,455,105)	166,710,516

Total Investment in Securities (cost $4,575,484,767)		$5,437,607,446
Foreign currency held at value (cost $382,123)		382,090
Receivable for investments sold		40,561,108
Receivable for fund shares sold		6,646,728
Dividends receivable		1,168,972
Distributions receivable from Fidelity Central Funds		320,493
Prepaid expenses		785
Total assets		5,486,687,622
Liabilities
Payable for investments purchased	$28,636,442
Payable for fund shares redeemed	3,558,565
Accrued management fee	3,770,062
Distribution and service plan fees payable	126,203
Other payables and accrued expenses	127,814
Collateral on securities loaned	321,936,448
Total liabilities		358,155,534
Net Assets		$5,128,532,088
Net Assets consist of:
Paid in capital		$4,064,637,912
Total accumulated earnings (loss)		1,063,894,176
Net Assets		$5,128,532,088

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($275,799,793 ÷ 12,976,878 shares)(a)		$21.25
Maximum offering price per share (100/94.25 of $21.25)		$22.55
Class M :
Net Asset Value and redemption price per share ($106,502,131 ÷ 5,249,641 shares)(a)		$20.29
Maximum offering price per share (100/96.50 of $20.29)		$21.03
Class C :
Net Asset Value and offering price per share ($39,362,726 ÷ 2,236,307 shares)(a)		$17.60
Small Cap Value :
Net Asset Value, offering price and redemption price per share ($2,806,716,900 ÷ 127,433,822 shares)		$22.02
Class I :
Net Asset Value, offering price and redemption price per share ($1,085,760,913 ÷ 49,302,347 shares)		$22.02
Class Z :
Net Asset Value, offering price and redemption price per share ($814,389,625 ÷ 36,925,533 shares)		$22.05
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
Year ended July 31, 2024
Investment Income
Dividends (including $137,250 earned from affiliated issuers)		$80,045,858
Income from Fidelity Central Funds (including $755,261 from security lending)		3,143,375
Total income		83,189,233
Expenses
Management fee
Basic fee	$33,322,065
Performance adjustment	8,872,268
Transfer agent fees	4,259,907
Distribution and service plan fees	1,467,927
Accounting fees	546,143
Custodian fees and expenses	73,231
Independent trustees' fees and expenses	22,751
Registration fees	163,351
Audit fees	64,649
Legal	7,200
Interest	18,052
Miscellaneous	83,087
Total expenses before reductions	48,900,631
Expense reductions	(295,177)
Total expenses after reductions		48,605,454
Net Investment income (loss)		34,583,779
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	261,916,511
Fidelity Central Funds	(2,185)
Other affiliated issuers	(11,088,492)
Foreign currency transactions	(68,497)
Total net realized gain (loss)		250,757,337
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	425,185,623
Affiliated issuers	333,277
Assets and liabilities in foreign currencies	16,171
Total change in net unrealized appreciation (depreciation)		425,535,071
Net gain (loss)		676,292,408
Net increase (decrease) in net assets resulting from operations		$710,876,187
Statement of Changes in Net Assets

	Year ended July 31, 2024	Year ended July 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$34,583,779	$35,640,987
Net realized gain (loss)	250,757,337	210,566,714
Change in net unrealized appreciation (depreciation)	425,535,071	72,534,354
Net increase (decrease) in net assets resulting from operations	710,876,187	318,742,055
Distributions to shareholders	(251,816,868)	(265,224,207)

Share transactions - net increase (decrease)	(238,811,656)	(84,780,976)
Total increase (decrease) in net assets	220,247,663	(31,263,128)

Net Assets
Beginning of period	4,908,284,425	4,939,547,553
End of period	$5,128,532,088	$4,908,284,425

Financial Highlights
Fidelity Advisor® Small Cap Value Fund Class A

Years ended July 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$19.35	$19.13	$21.03	$12.33	$14.68
Income from Investment Operations
Net investment income (loss) A,B	.09	.09	.18 C	.09 D	.11
Net realized and unrealized gain (loss)	2.80	1.18	(.41)	8.66	(1.96)
Total from investment operations	2.89	1.27	(.23)	8.75	(1.85)
Distributions from net investment income	(.09)	-	(.39)	(.05)	(.09)
Distributions from net realized gain	(.90)	(1.05)	(1.28)	-	(.41)
Total distributions	(.99)	(1.05)	(1.67)	(.05)	(.50)
Net asset value, end of period	$21.25	$19.35	$19.13	$21.03	$12.33
Total Return E,F	16.03%	7.17%	(1.50)%	71.07%	(13.09)%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.30%	1.30%	1.26%	1.24%	1.22%
Expenses net of fee waivers, if any	1.29%	1.29%	1.25%	1.24%	1.22%
Expenses net of all reductions	1.29%	1.29%	1.25%	1.23%	1.20%
Net investment income (loss)	.50%	.51%	.90% C	.50% D	.84%
Supplemental Data
Net assets, end of period (000 omitted)	$275,800	$270,455	$267,854	$232,920	$101,675
Portfolio turnover rate I	63%	29%	40%	54%	109%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.16 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .14%.
DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .13%.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FTotal returns do not include the effect of the sales charges.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity Advisor® Small Cap Value Fund Class M

Years ended July 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$18.55	$18.42	$20.31	$11.93	$14.22
Income from Investment Operations
Net investment income (loss) A,B	.04	.04	.13 C	.05 D	.08
Net realized and unrealized gain (loss)	2.68	1.14	(.40)	8.37	(1.91)
Total from investment operations	2.72	1.18	(.27)	8.42	(1.83)
Distributions from net investment income	(.08)	-	(.35)	(.04)	(.05)
Distributions from net realized gain	(.90)	(1.05)	(1.28)	-	(.41)
Total distributions	(.98)	(1.05)	(1.62) E	(.04)	(.46)
Net asset value, end of period	$20.29	$18.55	$18.42	$20.31	$11.93
Total Return F,G	15.75%	6.95%	(1.74)%	70.63%	(13.29)%
Ratios to Average Net Assets B,H,I
Expenses before reductions	1.55%	1.54%	1.50%	1.48%	1.46%
Expenses net of fee waivers, if any	1.55%	1.54%	1.49%	1.48%	1.46%
Expenses net of all reductions	1.55%	1.54%	1.49%	1.47%	1.44%
Net investment income (loss)	.24%	.26%	.66% C	.26% D	.59%
Supplemental Data
Net assets, end of period (000 omitted)	$106,502	$94,205	$81,790	$80,182	$38,049
Portfolio turnover rate J	63%	29%	40%	54%	109%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.15 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.10)%.
DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.11)%.
ETotal distributions per share do not sum due to rounding.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GTotal returns do not include the effect of the sales charges.
HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity Advisor® Small Cap Value Fund Class C

Years ended July 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$16.28	$16.38	$18.25	$10.76	$12.91
Income from Investment Operations
Net investment income (loss) A,B	(.04)	(.04)	.03 C	(.04) D	.01
Net realized and unrealized gain (loss)	2.31	.99	(.36)	7.55	(1.72)
Total from investment operations	2.27	.95	(.33)	7.51	(1.71)
Distributions from net investment income	(.05)	-	(.31)	(.02)	(.03)
Distributions from net realized gain	(.90)	(1.05)	(1.24)	-	(.41)
Total distributions	(.95)	(1.05)	(1.54) E	(.02)	(.44)
Net asset value, end of period	$17.60	$16.28	$16.38	$18.25	$10.76
Total Return F,G	15.15%	6.38%	(2.27)%	69.84%	(13.74)%
Ratios to Average Net Assets B,H,I
Expenses before reductions	2.06%	2.06%	2.02%	2.01%	2.00%
Expenses net of fee waivers, if any	2.05%	2.05%	2.01%	2.01%	1.99%
Expenses net of all reductions	2.05%	2.05%	2.01%	2.00%	1.97%
Net investment income (loss)	(.27)%	(.26)%	.14% C	(.26)% D	.06%
Supplemental Data
Net assets, end of period (000 omitted)	$39,363	$38,077	$38,832	$32,469	$13,748
Portfolio turnover rate J	63%	29%	40%	54%	109%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.13 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.62)%.
DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.64)%.
ETotal distributions per share do not sum due to rounding.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GTotal returns do not include the effect of the contingent deferred sales charge.
HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity® Small Cap Value Fund

Years ended July 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$20.00	$19.69	$21.59	$12.64	$15.04
Income from Investment Operations
Net investment income (loss) A,B	.15	.14	.24 C	.14 D	.15
Net realized and unrealized gain (loss)	2.90	1.22	(.42)	8.89	(2.01)
Total from investment operations	3.05	1.36	(.18)	9.03	(1.86)
Distributions from net investment income	(.13)	-	(.44)	(.08)	(.12)
Distributions from net realized gain	(.90)	(1.05)	(1.28)	-	(.41)
Total distributions	(1.03)	(1.05)	(1.72)	(.08)	(.54) E
Net asset value, end of period	$22.02	$20.00	$19.69	$21.59	$12.64
Total Return F	16.33%	7.44%	(1.23)%	71.64%	(12.88)%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.03%	1.04%	.99%	.97%	.96%
Expenses net of fee waivers, if any	1.02%	1.03%	.98%	.97%	.96%
Expenses net of all reductions	1.02%	1.03%	.98%	.96%	.94%
Net investment income (loss)	.76%	.77%	1.17% C	.77% D	1.10%
Supplemental Data
Net assets, end of period (000 omitted)	$2,806,717	$2,696,316	$2,691,063	$2,715,703	$1,231,427
Portfolio turnover rate I	63%	29%	40%	54%	109%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.16 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .41%.
DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .40%.
ETotal distributions per share do not sum due to rounding.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity Advisor® Small Cap Value Fund Class I

Years ended July 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$20.00	$19.69	$21.59	$12.65	$15.04
Income from Investment Operations
Net investment income (loss) A,B	.15	.14	.24 C	.15 D	.15
Net realized and unrealized gain (loss)	2.90	1.22	(.42)	8.87	(2.01)
Total from investment operations	3.05	1.36	(.18)	9.02	(1.86)
Distributions from net investment income	(.13)	-	(.44)	(.08)	(.12)
Distributions from net realized gain	(.90)	(1.05)	(1.28)	-	(.41)
Total distributions	(1.03)	(1.05)	(1.72)	(.08)	(.53)
Net asset value, end of period	$22.02	$20.00	$19.69	$21.59	$12.65
Total Return E	16.32%	7.44%	(1.22)%	71.55%	(12.82)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.03%	1.03%	.99%	.97%	.95%
Expenses net of fee waivers, if any	1.03%	1.03%	.99%	.97%	.95%
Expenses net of all reductions	1.03%	1.03%	.99%	.96%	.93%
Net investment income (loss)	.76%	.77%	1.17% C	.77% D	1.10%
Supplemental Data
Net assets, end of period (000 omitted)	$1,085,761	$1,169,580	$1,319,154	$845,012	$214,538
Portfolio turnover rate H	63%	29%	40%	54%	109%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.16 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .40%.
DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .40%.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity Advisor® Small Cap Value Fund Class Z

Years ended July 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$20.03	$19.69	$21.59	$12.65	$15.05
Income from Investment Operations
Net investment income (loss) A,B	.17	.16	.27 C	.17 D	.17
Net realized and unrealized gain (loss)	2.90	1.23	(.43)	8.87	(2.01)
Total from investment operations	3.07	1.39	(.16)	9.04	(1.84)
Distributions from net investment income	(.15)	-	(.47)	(.10)	(.15)
Distributions from net realized gain	(.90)	(1.05)	(1.28)	-	(.41)
Total distributions	(1.05)	(1.05)	(1.74) E	(.10)	(.56)
Net asset value, end of period	$22.05	$20.03	$19.69	$21.59	$12.65
Total Return F	16.46%	7.60%	(1.11)%	71.75%	(12.73)%
Ratios to Average Net Assets B,G,H
Expenses before reductions	.93%	.90%	.86%	.84%	.81%
Expenses net of fee waivers, if any	.93%	.90%	.86%	.84%	.81%
Expenses net of all reductions	.93%	.90%	.86%	.83%	.79%
Net investment income (loss)	.86%	.90%	1.30% C	.90% D	1.25%
Supplemental Data
Net assets, end of period (000 omitted)	$814,390	$639,652	$540,854	$364,564	$93,849
Portfolio turnover rate I	63%	29%	40%	54%	109%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.16 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .53%.
DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .53%.
ETotal distributions per share do not sum due to rounding.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Notes to Financial Statements

For the period ended July 31, 2024

1. Organization.
Fidelity Small Cap Value Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Small Cap Value, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,072,522,467
Gross unrealized depreciation	(232,107,370)
Net unrealized appreciation (depreciation)	$840,415,097
Tax Cost	$4,597,192,349

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$87,958,804
Undistributed long-term capital gain	$135,546,330
Net unrealized appreciation (depreciation) on securities and other investments	$840,389,041

The tax character of distributions paid was as follows:

	July 31, 2024	July 31, 2023
Ordinary Income	$30,670,625	$-
Long-term Capital Gains	221,146,243	265,224,207
Total	$251,816,868	$265,224,207
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Small Cap Value Fund	2,928,447,713	3,353,084,146
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

Effective March 1, 2024, the Fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. The management fee is determined by calculating a basic fee and then applying a performance adjustment. When determining a class's basic fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual basic fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Class A	.85
Class M	.84
Class C	.86
Small Cap Value	.84
Class I	.84
Class Z	.70

One-twelfth of the basic fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the basic fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the portion of the reporting period on or after March 1, 2024, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Class A	.81
Class M	.81
Class C	.81
Small Cap Value	.77
Class I	.81
Class Z	.69

Prior to March 1, 2024, the management fee was the sum of an individual fund fee rate that was based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate was based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreased as assets under management increased and increased as assets under management decreased. For the portion of the reporting period prior to March 1, 2024, the total annualized management fee rate was .67%.

The performance adjustment rate is calculated monthly by comparing over the performance period the Fund's performance to that of the performance adjustment index listed below.

Performance Adjustment Index
Fidelity Small Cap Value Fund	Russell 2000 Value Index

For the purposes of calculating the performance adjustment for the Fund, the Fund's investment performance is based on the performance of Small Cap Value. To the extent that other classes of the Fund have higher expenses, this could result in those classes bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered. The performance period is the most recent 36 month period. The maximum annualized performance adjustment rate is ±.20% of the Fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the Fund's average net assets over the performance period, and the resulting dollar amount is proportionately added to or subtracted from a class's basic fee. For the entire reporting period, the total annual performance adjustment was .19%.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees ($)	Retained by FDC ($)
Class A	-%	.25%	638,792	408,514
Class M	.25%	.25%	463,930	56,744
Class C	.75%	.25%	365,205	310,804
			1,467,927	776,062

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC ($)
Class A	46,978
Class M	3,121
Class CA	559
50,658

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. Effective March 1, 2024, the Fund's management contract was amended to incorporate transfer agent services and associated fees previously covered under a separate services agreement. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

During the period December 1, 2023 through February 29, 2024, the transfer agent fees for each class were a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Class A	.1833
Class M	.1774
Class C	.1964
Small Cap Value	.1738
Class I	.1726
Class Z	.0420

Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC received an asset-based fee of Class Z's average net assets. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

	Amount ($)	% of Class-Level Average Net Assets
Class A	274,162.19
Class M	95,059.18
Class C	41,484.20
Small Cap Value	2,632,026.18
Class I	1,065,619.17
Class Z	151,557.04
	4,259,907

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. Effective March 1, 2024, the Fund's management contract was amended to incorporate accounting services and associated fees previously covered under a separate services agreement.

During the period December 1, 2023 through February 29, 2024, the accounting fees were a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Small Cap Value Fund	.0198

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Small Cap Value Fund	.02

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Small Cap Value Fund	80,827

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
Fidelity Small Cap Value Fund	Borrower	14,591,000	5.57%	18,052

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss)($)
Fidelity Small Cap Value Fund	148,649,084	343,731,743	(12,882,525)
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount ($)
Fidelity Small Cap Value Fund	7,813
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Small Cap Value Fund	81,111	918	-
8. Expense Reductions.
During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $295,177.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended July 31, 2024	Year ended July 31, 2023
Fidelity Small Cap Value Fund
Distributions to shareholders
Class A	$13,808,522	$14,784,350
Class M	4,979,529	4,753,937
Class C	2,221,061	2,573,021
Small Cap Value	137,976,781	143,553,970
Class I	58,310,982	70,449,681
Class Z	34,519,993	29,109,248
Total	$251,816,868	$265,224,207
10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2024	Year ended July 31, 2023	Year ended July 31, 2024	Year ended July 31, 2023
Fidelity Small Cap Value Fund
Class A
Shares sold	1,839,641	2,796,646	$34,270,736	$49,740,328
Reinvestment of distributions	757,603	821,348	13,430,863	14,511,162
Shares redeemed	(3,595,356)	(3,644,484)	(66,634,723)	(64,094,019)
Net increase (decrease)	(998,112)	(26,490)	$(18,933,124)	$157,471
Class M
Shares sold	1,020,584	1,323,567	$18,462,632	$22,813,537
Reinvestment of distributions	291,157	277,763	4,934,489	4,713,039
Shares redeemed	(1,140,591)	(962,174)	(20,371,563)	(16,264,726)
Net increase (decrease)	171,150	639,156	$3,025,558	$11,261,850
Class C
Shares sold	483,222	610,972	$7,604,784	$9,222,163
Reinvestment of distributions	142,897	162,722	2,106,132	2,435,733
Shares redeemed	(728,461)	(805,375)	(11,288,315)	(11,893,135)
Net increase (decrease)	(102,342)	(31,681)	$(1,577,399)	$(235,239)
Small Cap Value
Shares sold	24,020,538	30,005,506	$465,397,362	$553,458,025
Reinvestment of distributions	7,107,269	7,490,939	130,465,039	136,467,165
Shares redeemed	(38,489,919)	(39,383,960)	(737,973,559)	(716,479,073)
Net increase (decrease)	(7,362,112)	(1,887,515)	$(142,111,158)	$(26,553,883)
Class I
Shares sold	14,976,802	29,686,434	$288,232,544	$543,972,298
Reinvestment of distributions	2,998,337	3,613,120	55,002,406	65,821,608
Shares redeemed	(27,145,630)	(41,832,427)	(522,188,250)	(756,480,294)
Net increase (decrease)	(9,170,491)	(8,532,873)	$(178,953,300)	$(146,686,388)
Class Z
Shares sold	15,740,824	16,185,746	$308,536,262	$291,398,386
Reinvestment of distributions	1,701,801	1,366,081	31,276,569	24,883,951
Shares redeemed	(12,447,667)	(13,088,293)	(240,075,064)	(239,007,124)
Net increase (decrease)	4,994,958	4,463,534	$99,737,767	$77,275,213
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Securities Fund and Shareholders of Fidelity Small Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Small Cap Value Fund (one of the funds constituting Fidelity Securities Fund, referred to hereafter as the "Fund") as of July 31, 2024, the related statement of operations for the year ended July 31, 2024, the statement of changes in net assets for each of the two years in the period ended July 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2024 and the financial highlights for each of the five years in the period ended July 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
September 16, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2024, $173,586,264 or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 0% and 100%; Class M designates 0% and 100%; Class C designates 0% and 100%; Small Cap Value designates 100% and 100%; Class I designates 100% and 100%; and Class Z designates 100% and 98% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 0% and 100%; Class M designates 0% and 100%; Class C designates 0% and 100%; Small Cap Value designates 100% and 100%; Class I designates 100% and 100%; and Class Z designates 100% and 100% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.

Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
A special meeting of shareholders was held on July 16, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Bettina Doulton
Affirmative	88,756,759,992.17	95.11
Withheld	4,564,750,651.52	4.89
TOTAL	93,321,510,643.68	100.00
Robert A. Lawrence
Affirmative	88,523,438,331.98	94.86
Withheld	4,798,072,311.70	5.14
TOTAL	93,321,510,643.68	100.00
Vijay C. Advani
Affirmative	88,484,371,668.51	94.82
Withheld	4,837,138,975.17	5.18
TOTAL	93,321,510,643.68	100.00
Thomas P. Bostick
Affirmative	88,618,596,648.21	94.96
Withheld	4,702,913,995.47	5.04
TOTAL	93,321,510,643.68	100.00
Donald F. Donahue
Affirmative	88,542,403,002.79	94.88
Withheld	4,779,107,640.89	5.12
TOTAL	93,321,510,643.68	100.00
Vicki L. Fuller
Affirmative	88,788,711,037.44	95.14
Withheld	4,532,799,606.24	4.86
TOTAL	93,321,510,643.68	100.00
Patricia L. Kampling
Affirmative	88,819,315,996.59	95.18
Withheld	4,502,194,647.10	4.82
TOTAL	93,321,510,643.68	100.00
Thomas A. Kennedy
Affirmative	88,667,457,817.34	95.01
Withheld	4,654,052,826.34	4.99
TOTAL	93,321,510,643.68	100.00
Oscar Munoz
Affirmative	88,183,976,568.30	94.49
Withheld	5,137,534,075.39	5.51
TOTAL	93,321,510,643.68	100.00
Karen B. Peetz
Affirmative	88,720,160,318.58	95.07
Withheld	4,601,350,325.11	4.93
TOTAL	93,321,510,643.68	100.00
David M. Thomas
Affirmative	88,471,490,747.86	94.80
Withheld	4,850,019,895.82	5.20
TOTAL	93,321,510,643.68	100.00
Susan Tomasky
Affirmative	88,536,869,646.78	94.87
Withheld	4,784,640,996.90	5.13
TOTAL	93,321,510,643.68	100.00
Michael E. Wiley
Affirmative	88,526,906,267.86	94.86
Withheld	4,794,604,375.83	5.14
TOTAL	93,321,510,643.68	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Small Cap Value Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2024 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (the retail class, which was selected because it was the largest class without 12b-1 fees); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, shareholder, transfer agency, and pricing and bookkeeping services performed by the Investment Advisers and their affiliates under the Advisory Contracts; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. The Board considered that, effective March 1, 2024, an amended Advisory Contract with FMR went into effect with class-level management fees based on tiered schedules and subject to a maximum class-level rate (the management fee). The Board also considered that in exchange for the variable management fee, each class of the fund receives investment advisory, management, administrative, transfer agent, and pricing and bookkeeping services. In its review of the management fee and total expense ratio of the retail class, the Board considered a pro forma management fee rate the retail class as if it had been in effect for the 12-month period ended September 30, 2023, as well as other third-party fund expenses, as applicable, such as custodial, legal, and audit fees and any fund-paid 12b-1 fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The Board also considered information about the impact of the fund's performance adjustment.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Morningstar) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps and without taking into account the fund's performance adjustment) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the retail class of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the retail class of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the retail class of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2023 and above the competitive median of the asset size peer group for the 12-month period ended September 30, 2023. Further, the information provided to the Board indicated that the total expense ratio of the retail class of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2023 and below the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2023. The Board noted that the fund has a management fee structure that covers expenses for services beyond portfolio management and further noted that Fidelity believes that total expense ratio comparisons are more useful in this context.
The Board noted that a different variable management fee rate is applicable to each class of the fund. The Board considered that the difference in management fee rates between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses and not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class.
The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.
In connection its consideration of the fund's performance adjustment, the Board noted that the performance of the retail class is used for purposes of determining the performance adjustment. The Board noted that to the extent the performance adjustment was based on the performance of a share class with higher total annual operating expenses, the fund would be subject to a smaller positive and larger negative performance adjustment. The Board considered the appropriateness of the use of the retail class as the basis for the performance adjustment. The Board noted that the retail class is typically the largest class (reflecting the actual investment experience for the plurality of shareholders), employs a standard expense structure, and does not include fund-paid 12b-1 fees, which Fidelity believes makes it a more appropriate measurement of Fidelity's investment skill.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee, including the use of the retail class as the basis for the performance adjustment, is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a variable management fee structure, which provides breakpoints as a way to share, in part, any potential economies of scale that may exist at the asset class level and through a discount that considers both fund size and total assets of the four applicable asset classes. The Board considered that the variable management fee is designed to deliver the benefits of economies of scale to fund shareholders even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all funds subject to the variable management fee, and all such funds benefit if those costs can be allocated among more assets. The Board concluded that, given the variable management fee structure, fund shareholders will benefit from lower management fees due to the application of the breakpoints and discount factor, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) the variable management fee implemented for certain funds effective March 1, 2024; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2025.

1.803706.119
SCV-ANN-0924
Fidelity® Real Estate Income Fund

Annual Report
July 31, 2024
Includes Fidelity and Fidelity Advisor share classes
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Real Estate Income Fund
Schedule of Investments July 31, 2024
Showing Percentage of Net Assets
Common Stocks - 23.8%
	Shares	Value ($)
FINANCIALS - 0.8%
Mortgage Real Estate Investment Trusts - 0.8%
Dynex Capital, Inc.	1,260,300	15,337,851
Great Ajax Corp.	1,275,264	4,476,177
MFA Financial, Inc.	1,231,885	13,784,793
Rithm Capital Corp.	385,699	4,477,965
		38,076,786
INDUSTRIALS - 0.0%
Construction & Engineering - 0.0%
Willscot Holdings Corp. (a)	58,900	2,414,900
REAL ESTATE - 23.0%
Equity Real Estate Investment Trusts (REITs) - 22.9%
Acadia Realty Trust (SBI)	646,626	13,992,987
American Homes 4 Rent Class A	519,600	18,752,364
American Tower Corp.	532,300	117,318,911
AvalonBay Communities, Inc.	94,500	19,364,940
Brixmor Property Group, Inc.	373,400	9,510,498
Crown Castle, Inc.	573,510	63,131,981
CubeSmart	335,600	15,967,848
Digital Realty Trust, Inc.	51,700	7,728,633
Easterly Government Properties, Inc.	998,900	13,914,677
EastGroup Properties, Inc.	55,600	10,396,644
Elme Communities (SBI)	755,647	12,437,950
Equinix, Inc.	85,000	67,170,400
Equity Lifestyle Properties, Inc.	1,311,596	90,080,413
Equity Residential (SBI)	96,200	6,698,406
Essex Property Trust, Inc.	138,800	38,636,368
Extra Space Storage, Inc.	198,049	31,612,581
First Industrial Realty Trust, Inc.	115,000	6,292,800
Gaming & Leisure Properties	354,946	17,818,289
Healthcare Realty Trust, Inc.	186,360	3,296,708
Invitation Homes, Inc.	917,500	32,360,225
Kimco Realty Corp.	1,198,600	26,045,578
Lamar Advertising Co. Class A	150,700	18,062,902
LXP Industrial Trust (REIT)	3,254,074	33,516,962
Mid-America Apartment Communities, Inc.	100,106	13,991,816
NNN (REIT), Inc.	63,000	2,828,070
Postal Realty Trust, Inc. Class A	878,500	13,142,360
Prologis, Inc.	588,830	74,222,022
Public Storage Operating Co.	174,300	51,578,856
Realty Income Corp.	389,382	22,362,208
Retail Opportunity Investments Corp.	74,700	1,116,765
Retail Value, Inc. (a)(b)	274,131	3
Rexford Industrial Realty, Inc. (c)	67,700	3,392,447
RLJ Lodging Trust	272,400	2,571,456
Sabra Health Care REIT, Inc.	604,175	9,805,760
SITE Centers Corp.	1,379,438	21,312,317
Sun Communities, Inc.	62,900	7,971,317
Terreno Realty Corp.	263,828	18,048,473
UDR, Inc.	250,900	10,053,563
UMH Properties, Inc.	335,723	5,962,440
Ventas, Inc.	934,186	50,857,086
VICI Properties, Inc.	1,197,700	37,440,102
Welltower, Inc.	627,800	69,842,750
Weyerhaeuser Co.	147,500	4,684,600
		1,095,293,476
Real Estate Management & Development - 0.1%
Cushman & Wakefield PLC (a)	201,400	2,640,354
Digitalbridge Group, Inc.	76,688	1,083,601
		3,723,955
TOTAL REAL ESTATE		1,099,017,431
TOTAL COMMON STOCKS (Cost $815,182,645)		1,139,509,117

Preferred Stocks - 14.5%
	Shares	Value ($)
Convertible Preferred Stocks - 0.5%
REAL ESTATE - 0.5%
Equity Real Estate Investment Trusts (REITs) - 0.5%
LXP Industrial Trust (REIT) Series C, 6.50%	440,102	20,024,641
RLJ Lodging Trust Series A, 1.95%	31,585	789,625
		20,814,266
Nonconvertible Preferred Stocks - 14.0%
ENERGY - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Enbridge, Inc.:
Series 1, U.S. TREASURY 5 YEAR INDEX + 3.140% 5.949%(d)(e)	498,275	11,006,895
Series L, U.S. TREASURY 5 YEAR INDEX + 3.150% 4.959%(d)(e)	111,400	2,378,390
Global Partners LP Series B, 9.50%	67,800	1,784,503
		15,169,788
FINANCIALS - 6.8%
Mortgage Real Estate Investment Trusts - 6.8%
AGNC Investment Corp.:
6.125%	930,100	22,387,507
Series C, CME Term SOFR 3 Month Index + 5.110% 7.00%(d)(e)	653,202	16,754,631
Series E, 6.50%	1,202,034	29,828,474
Series G, 7.75%	320,000	7,795,200
Annaly Capital Management, Inc.:
6.75%(d)	192,992	4,963,754
Series F, CME Term SOFR 3 Month Index + 4.990% 6.95%(d)(e)	1,452,443	37,211,590
Series G, CME Term SOFR 3 Month Index + 4.430% 6.50%(d)(e)	1,069,599	27,157,119
Arbor Realty Trust, Inc.:
Series D, 6.375%	126,100	2,247,102
Series F, 6.25%(d)	447,536	8,543,462
Chimera Investment Corp. Series C, 7.75% (d)	958,562	21,347,176
Dynex Capital, Inc. Series C 6.90%	298,683	7,416,299
Ellington Financial LLC 6.75% (d)	212,370	5,245,539
MFA Financial, Inc.:
6.50%(d)	838,551	19,370,528
Series B, 7.50%	211,532	4,569,091
PennyMac Mortgage Investment Trust:
6.75%	217,700	4,208,141
8.125%(d)	195,481	4,697,408
Series B, U.S. TREASURY 3 MO INDEX + 5.990% 8.00%(d)(e)	380,732	9,082,362
Rithm Capital Corp.:
7.125%(d)	1,023,942	25,578,071
Series A, 7.50%(d)	505,904	12,796,639
Series C, 6.375%(d)	1,074,554	25,563,640
Series D, 7.00%(d)	151,200	3,501,792
Two Harbors Investment Corp.:
Series A, 8.125%(d)	363,526	8,706,448
Series B, 7.625%(d)	776,859	17,595,856
		326,567,829
REAL ESTATE - 6.9%
Equity Real Estate Investment Trusts (REITs) - 5.2%
Agree Realty Corp. 4.25%	259,800	4,756,938
American Homes 4 Rent:
6.25%	98,905	2,346,027
Series G, 5.875%	249,550	5,682,254
Armada Hoffler Properties, Inc. 6.75%	255,050	5,529,484
Ashford Hospitality Trust, Inc.:
Series F, 7.375%	34,000	547,400
Series H, 7.50%	38,365	617,677
Series I, 7.50%	71,209	1,159,995
Braemar Hotels & Resorts, Inc. Series D, 8.25%	173,050	3,261,993
Cedar Realty Trust, Inc.:
7.25%	126,972	1,758,562
Series C, 6.50%	291,600	3,726,648
Centerspace Series C, 6.625%	317,300	7,745,293
CTO Realty Growth, Inc. 6.375%	120,000	2,623,800
DiamondRock Hospitality Co. 8.25%	448,231	11,219,222
Digital Realty Trust, Inc.:
5.25%	32,900	714,259
Series L, 5.20%	33,700	726,909
Gladstone Commercial Corp.:
6.625%	157,675	3,461,755
Series G, 6.00%	391,000	7,894,290
Gladstone Land Corp. Series D, 5.00%	30,000	730,500
Global Medical REIT, Inc. Series A, 7.50%	150,848	3,713,878
Global Net Lease, Inc.:
7.50%	721,484	15,872,648
Series A, 7.25%	509,695	10,948,249
Series B 6.875%	294,000	5,982,900
Series E, 7.375%	379,839	8,489,402
Healthcare Trust, Inc.:
7.125%	190,000	2,789,200
Series A 7.375%	364,800	5,399,040
Hudson Pacific Properties, Inc. Series C, 4.75%	686,200	8,996,082
Kimco Realty Corp.:
5.125%	49,000	1,052,030
Series M, 5.25%	58,100	1,270,647
National Storage Affiliates Trust Series A, 6.00%	101,375	2,269,786
Pebblebrook Hotel Trust:
6.30%	281,697	5,864,932
6.375%	372,994	7,877,633
6.375%	666,800	13,422,684
Series H, 5.70%	717,200	12,909,600
Prologis, Inc. Series Q, 8.54%	93,396	5,281,544
Public Storage Operating Co.:
4.00%	47,800	836,022
4.00%	45,700	796,094
Series F, 5.15%	25,800	596,496
Series G, 5.05%	43,800	987,690
Series L, 4.625%	35,900	729,890
Series M, 4.125%	28,000	511,840
Series S, 4.10%	100,000	1,806,340
Realty Income Corp. 6.00%	121,125	2,951,816
Regency Centers Corp.:
5.875%	69,225	1,522,258
Series A, 6.25%	281,325	6,498,608
Rexford Industrial Realty, Inc.:
Series B, 5.875%	98,400	2,170,704
Series C, 5.625%	78,225	1,674,015
Saul Centers, Inc.:
Series D, 6.125%	57,775	1,201,720
Series E, 6.00%	76,841	1,570,630
SITE Centers Corp. 6.375%	124,200	2,872,746
Sotherly Hotels, Inc.:
Series B, 8.00%	67,250	1,242,780
Series C, 7.875%	107,000	2,006,250
Summit Hotel Properties, Inc.:
Series E, 6.25%	457,602	9,426,601
Series F, 5.875%	377,000	7,660,640
Sunstone Hotel Investors, Inc.:
Series H, 6.125%	180,000	3,879,000
Series I, 5.70%	240,000	4,773,600
UMH Properties, Inc. Series D, 6.375%	694,525	16,564,421
Vornado Realty Trust:
Series L, 5.40%	30,100	469,560
Series M, 5.25%	2,000	30,440
		249,423,422
Real Estate Management & Development - 1.7%
Brookfield Property Partners LP:
5.75%	43,000	543,090
6.50%	34,125	509,486
Digitalbridge Group, Inc.:
Series H, 7.125%	942,305	21,503,400
Series I, 7.15%	1,074,492	24,219,050
Series J, 7.15%	1,362,346	30,611,915
Seritage Growth Properties Series A, 7.00%	91,986	1,849,838
		79,236,779
TOTAL REAL ESTATE		328,660,201

TOTAL NONCONVERTIBLE PREFERRED STOCKS		670,397,818
TOTAL PREFERRED STOCKS (Cost $742,311,702)		691,212,084

Corporate Bonds - 30.3%
	Principal Amount (f)	Value ($)
Convertible Bonds - 0.4%
FINANCIALS - 0.4%
Mortgage Real Estate Investment Trusts - 0.4%
PennyMac Corp. 5.5% 11/1/24	13,601,000	13,424,187
Two Harbors Investment Corp. 6.25% 1/15/26	4,896,000	4,749,120
		18,173,307
Nonconvertible Bonds - 29.9%
COMMUNICATION SERVICES - 0.1%
Media - 0.1%
Lamar Media Corp. 4% 2/15/30	5,875,000	5,418,803

CONSUMER DISCRETIONARY - 3.3%
Hotels, Restaurants & Leisure - 2.0%
Caesars Entertainment, Inc. 8.125% 7/1/27 (g)	17,465,000	17,839,785
Choice Hotels International, Inc. 5.85% 8/1/34	7,000,000	7,034,108
Hilton Domestic Operating Co., Inc.:
3.625% 2/15/32(g)	13,965,000	12,231,163
4% 5/1/31(g)	12,000,000	10,869,192
Hilton Grand Vacations Borrower Escrow LLC 4.875% 7/1/31 (g)	18,265,000	16,445,464
Hyatt Hotels Corp. 5.5% 6/30/34	5,000,000	5,009,548
Marriott Ownership Resorts, Inc. 4.5% 6/15/29 (g)	15,960,000	14,842,660
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875% 5/15/25 (g)	8,000,000	7,952,730
Times Square Hotel Trust 8.528% 8/1/26 (g)	2,093,931	2,089,689
		94,314,339
Household Durables - 1.3%
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co. 6.625% 1/15/28 (g)	7,925,000	7,965,061
Century Communities, Inc.:
3.875% 8/15/29(g)	13,005,000	11,857,288
6.75% 6/1/27	4,670,000	4,696,698
LGI Homes, Inc. 4% 7/15/29 (g)	13,310,000	11,916,045
M/I Homes, Inc. 3.95% 2/15/30	17,070,000	15,522,106
TRI Pointe Homes, Inc. 5.25% 6/1/27	11,458,000	11,367,964
		63,325,162
TOTAL CONSUMER DISCRETIONARY		157,639,501

ENERGY - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
EG Global Finance PLC 12% 11/30/28 (g)	10,000,000	10,707,630

FINANCIALS - 0.1%
Financial Services - 0.1%
Rexford Industrial Realty LP 2.15% 9/1/31	6,188,000	5,051,661

HEALTH CARE - 0.4%
Health Care Providers & Services - 0.4%
Sabra Health Care LP:
3.9% 10/15/29	989,000	914,915
5.125% 8/15/26	17,264,000	17,178,062
		18,092,977
INDUSTRIALS - 0.2%
Commercial Services & Supplies - 0.2%
Williams Scotsman, Inc.:
6.125% 6/15/25(g)	3,240,000	3,241,685
6.625% 6/15/29(g)	5,000,000	5,091,447
		8,333,132
REAL ESTATE - 25.6%
Equity Real Estate Investment Trusts (REITs) - 22.7%
Agree LP:
2.6% 6/15/33	6,100,000	4,914,611
2.9% 10/1/30	1,500,000	1,323,883
4.8% 10/1/32	1,288,000	1,239,943
5.625% 6/15/34	372,000	377,698
American Homes 4 Rent LP:
2.375% 7/15/31	9,000,000	7,490,360
3.625% 4/15/32	27,000,000	24,211,972
4.9% 2/15/29	13,000,000	12,936,966
5.5% 2/1/34	20,000,000	20,130,805
5.5% 7/15/34	47,000	47,313
American Tower Corp.:
2.7% 4/15/31	2,000,000	1,736,105
3.8% 8/15/29	23,000,000	21,906,313
4.05% 3/15/32	27,000,000	25,366,314
5.45% 2/15/34	29,000,000	29,569,102
5.55% 7/15/33	23,000,000	23,575,005
5.65% 3/15/33	20,000,000	20,624,886
5.9% 11/15/33	5,000,000	5,254,074
Boston Properties, Inc.:
3.25% 1/30/31	8,000,000	6,939,530
6.75% 12/1/27	37,000	38,496
Brixmor Operating Partnership LP:
2.5% 8/16/31	9,000,000	7,577,248
4.05% 7/1/30	4,000,000	3,801,353
4.125% 5/15/29	1,872,000	1,801,067
5.5% 2/15/34	10,000,000	10,042,991
CBL & Associates LP:
4.6%(b)(h)	18,229,000	2
5.25%(b)(h)	11,371,000	1
5.95%(b)(h)	10,317,000	1
Crown Castle, Inc.:
2.1% 4/1/31	4,000,000	3,322,501
2.25% 1/15/31	14,000,000	11,825,466
2.5% 7/15/31	10,000,000	8,471,130
3.8% 2/15/28	2,000,000	1,926,430
5% 1/11/28	3,000,000	3,009,661
5.1% 5/1/33	35,000,000	34,822,314
5.8% 3/1/34	30,000,000	31,175,874
CTR Partnership LP/CareTrust Capital Corp. 3.875% 6/30/28 (g)	21,865,000	20,429,209
CubeSmart LP:
2.5% 2/15/32	10,000,000	8,443,284
4.375% 2/15/29	12,000,000	11,734,131
EPR Properties:
3.6% 11/15/31	2,000,000	1,732,343
4.95% 4/15/28	8,000,000	7,830,668
Equinix Europe 2 Financing Corp. LLC 5.5% 6/15/34	5,000,000	5,103,292
Equinix, Inc.:
3.2% 11/18/29	10,000,000	9,240,379
3.9% 4/15/32	28,000,000	26,103,382
Global Net Lease, Inc. / Global Net Lease Operating Partnership LP 3.75% 12/15/27 (g)	5,075,000	4,593,071
GLP Capital LP/GLP Financing II, Inc.:
4% 1/15/30	3,000,000	2,799,114
4% 1/15/31	2,000,000	1,829,869
5.3% 1/15/29	19,193,000	19,155,846
5.625% 9/15/34	5,000,000	4,978,260
6.25% 9/15/54	7,000,000	7,022,547
6.75% 12/1/33	4,500,000	4,826,808
Hudson Pacific Properties LP 4.65% 4/1/29	6,000,000	5,060,598
Invitation Homes Operating Partnership LP:
4.15% 4/15/32	35,000,000	32,653,003
5.5% 8/15/33	23,000,000	23,223,980
Kimco Realty OP, LLC:
4.6% 2/1/33	9,000,000	8,697,644
6.4% 3/1/34	13,424,000	14,587,942
Kite Realty Group LP 5.5% 3/1/34	9,007,000	9,042,637
LXP Industrial Trust (REIT):
2.375% 10/1/31	7,500,000	6,113,609
2.7% 9/15/30	1,422,000	1,230,869
6.75% 11/15/28	1,000,000	1,051,406
MPT Operating Partnership LP/MPT Finance Corp.:
3.5% 3/15/31	6,000,000	3,942,208
4.625% 8/1/29	19,835,000	14,394,941
5% 10/15/27	5,000,000	4,099,497
Necessity Retail REIT, Inc./American Finance Operating Partnership LP 4.5% 9/30/28 (g)	13,405,000	12,204,661
NNN (REIT), Inc. 5.6% 10/15/33	9,575,000	9,775,122
Omega Healthcare Investors, Inc.:
3.25% 4/15/33	18,000,000	14,986,460
3.375% 2/1/31	5,000,000	4,408,022
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co.-Issuer:
4.875% 5/15/29(g)	7,000,000	6,614,341
7% 2/1/30(g)	3,115,000	3,170,966
Phillips Edison Grocery Center Operating Partnership I LP:
2.625% 11/15/31	16,500,000	13,756,489
5.75% 7/15/34	7,000	7,103
Prologis LP:
5% 3/15/34	10,000,000	10,021,490
5.125% 1/15/34	5,000,000	5,062,307
5.25% 6/15/53	10,000,000	9,709,951
5.25% 3/15/54	3,000,000	2,900,648
Public Storage Operating Co.:
5.1% 8/1/33	10,000,000	10,136,938
5.35% 8/1/53	9,000,000	8,942,939
Realty Income Corp.:
3.4% 1/15/30	12,000,000	11,196,610
4% 7/15/29	3,000,000	2,900,753
5.625% 10/13/32	5,000,000	5,191,713
Regency Centers LP 5.25% 1/15/34	5,000,000	5,012,650
RHP Hotel Properties LP/RHP Finance Corp. 6.5% 4/1/32 (g)	8,000,000	8,090,368
RLJ Lodging Trust LP:
3.75% 7/1/26(g)	4,000,000	3,818,471
4% 9/15/29(g)	4,835,000	4,314,506
Safehold Operating Partnership LP:
2.8% 6/15/31	7,000,000	5,988,308
2.85% 1/15/32	18,250,000	15,377,607
6.1% 4/1/34	22,410,000	23,033,061
SBA Communications Corp.:
3.125% 2/1/29	25,000,000	22,633,945
3.875% 2/15/27	5,000,000	4,813,992
Simon Property Group LP:
5.85% 3/8/53	9,000,000	9,199,324
6.25% 1/15/34	15,000,000	16,193,844
6.65% 1/15/54	5,000,000	5,677,478
Sun Communities Operating LP:
2.7% 7/15/31	9,000,000	7,611,073
4.2% 4/15/32	18,439,000	16,933,190
5.5% 1/15/29	9,000,000	9,135,535
5.7% 1/15/33	28,750,000	28,946,375
UDR, Inc. 3% 8/15/31	1,500,000	1,329,633
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC 6% 1/15/30 (g)	18,035,000	12,921,105
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC:
6.5% 2/15/29(g)	27,505,000	20,789,137
10.5% 2/15/28(g)	7,000,000	7,080,139
Ventas Realty LP:
2.5% 9/1/31	1,500,000	1,263,704
4.4% 1/15/29	17,000,000	16,686,649
4.75% 11/15/30	4,000,000	3,938,624
5.625% 7/1/34	5,000,000	5,118,287
5.7% 9/30/43	3,000,000	2,948,655
VICI Properties LP:
4.75% 2/15/28	5,000,000	4,942,134
5.125% 5/15/32	38,000,000	37,051,699
5.625% 5/15/52	11,000,000	10,114,998
5.75% 4/1/34	575,000	583,615
6.125% 4/1/54	8,532,000	8,429,794
VICI Properties LP / VICI Note Co. 4.625% 12/1/29 (g)	26,000,000	25,033,115
Welltower OP LLC 4.125% 3/15/29	3,000,000	2,918,923
WP Carey, Inc.:
2.25% 4/1/33	5,000,000	4,001,896
2.45% 2/1/32	2,000,000	1,657,091
3.85% 7/15/29	3,000,000	2,856,496
5.375% 6/30/34	7,000,000	6,986,245
XHR LP 4.875% 6/1/29 (g)	10,000,000	9,436,197
		1,089,234,328
Real Estate Management & Development - 2.9%
CBRE Group, Inc. 5.95% 8/15/34	27,250,000	28,592,102
CoStar Group, Inc. 2.8% 7/15/30 (g)	2,000,000	1,741,475
Cushman & Wakefield U.S. Borrower LLC 6.75% 5/15/28 (g)	11,165,000	11,187,208
Digital Realty Trust LP:
3.6% 7/1/29	5,000,000	4,721,160
3.7% 8/15/27	5,000,000	4,837,473
Essex Portfolio LP:
2.55% 6/15/31	2,000,000	1,711,890
2.65% 3/15/32	3,000,000	2,543,885
5.5% 4/1/34	12,077,000	12,282,340
Extra Space Storage LP:
2.35% 3/15/32	12,000,000	9,811,051
2.55% 6/1/31	2,000,000	1,700,819
5.4% 2/1/34	12,000,000	12,099,886
5.5% 7/1/30	5,000,000	5,144,584
5.9% 1/15/31	9,000,000	9,372,380
Forestar Group, Inc. 5% 3/1/28 (g)	5,000,000	4,813,317
Howard Hughes Corp. 5.375% 8/1/28 (g)	2,515,000	2,438,904
Kennedy-Wilson, Inc.:
4.75% 3/1/29	12,075,000	10,627,065
4.75% 2/1/30	8,130,000	6,948,475
5% 3/1/31	6,960,000	5,873,837
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.875% 6/15/27 (g)	1,798,000	1,805,332
		138,253,183
TOTAL REAL ESTATE		1,227,487,511

TOTAL NONCONVERTIBLE BONDS		1,432,731,215
TOTAL CORPORATE BONDS (Cost $1,448,704,328)		1,450,904,522

Asset-Backed Securities - 1.7%
	Principal Amount (f)	Value ($)
American Homes 4 Rent Series 2015-SFR2:
Class E, 6.07% 10/17/52 (g)	8,259,000	8,249,292
Class XS, 0% 10/17/52 (b)(d)(g)(i)	4,433,536	44
Capital Trust RE CDO Ltd. Series 2005-1A Class D, CME Term SOFR 1 Month Index + 1.610% 3.3464% 3/20/50 (b)(d)(e)(g)	2,250,000	0
Crest Clarendon Street 2002-1 Ltd. Series 2002-1A Class PS, 12/28/35 (b)(g)	500,000	0
Home Partners of America Trust:
Series 2019-2 Class F, 3.866% 10/19/39 (g)	2,751,934	2,509,925
Series 2021-1 Class F, 3.325% 9/17/41 (g)	6,562,219	5,333,605
Series 2021-2 Class G, 4.505% 12/17/26 (g)	27,687,707	25,119,093
Series 2021-3 Class F, 4.242% 1/17/41 (g)	9,871,099	8,632,181
New Residential Mortgage Loan Trust Series 2022-SFR2 Class E1, 4% 9/4/39 (g)	2,900,000	2,633,157
Retained Vantage Data Ctrs Iss Series 2023-2A Class A2, 5.05% 9/15/48 (g)	4,000,000	3,810,229
Switch Abs Issuer LLC Series 2024-2A Class C, 10.033% 6/25/54 (g)	8,000,000	8,100,193
Tricon American Homes Series 2018-SFR1 Class F, 4.96% 5/17/37 (g)	8,282,000	8,188,232
Tricon Residential 2023-Sfr1 T Series 2023-SFR1:
Class D, 5.1% 7/17/40 (g)	5,000,000	4,829,799
Class E, 7.977% 7/17/40 (g)	2,000,000	2,038,123
Tricon Residential Trust Series 2021-SFR1 Class G, 4.133% 7/17/38 (g)	3,000,000	2,760,725
TOTAL ASSET-BACKED SECURITIES (Cost $89,314,659)		82,204,598

Collateralized Mortgage Obligations - 0.0%
	Principal Amount (f)	Value ($)
U.S. Government Agency - 0.0%
Fannie Mae REMIC Trust:
Series 2002-W1 subordinate REMIC pass thru certificates, Class 3B3, 3.676% 2/25/42 (d)(g)	20,184	8,598
Series 2003-W10 subordinate REMIC pass thru certificates, Class 2B3, 3.8566% 6/25/43 (b)(d)(g)	34,368	25,037
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $33,185)		33,635

Commercial Mortgage Securities - 22.6%
	Principal Amount (f)	Value ($)
BANK sequential payer:
Series 2022-BNK42 Class D, 2.5% 6/15/55 (g)	2,000,000	1,388,045
Series 2022-BNK42, Class A5, 4.493% 6/15/55 (d)	15,000,000	14,461,448
Series 2022-BNK43 Class A5, 4.399% 8/15/55	10,485,000	9,984,095
Series 2022-BNK44, Class A5, 5.7446% 11/15/55 (d)	15,900,000	16,664,351
Bank sequential payer Series 2023-BNK46 Class A4, 5.745% 8/15/56	1,409,000	1,471,014
BANK:
Series 2017-BNK8 Class E, 2.8% 11/15/50 (g)	11,374,393	4,563,525
Series 2020-BN30 Class MCDG, 2.9182% 12/15/53 (d)	2,000,000	945,546
Series 2021-BN38 Class C, 3.2176% 12/15/64 (d)	3,505,000	2,752,849
Series 2022-BNK41, Class C, 3.7902% 4/15/65 (d)	4,433,000	3,613,609
Series 2022-BNK42 Class C, 4.88% 6/15/55 (d)	6,500,000	5,765,131
Series 2022-BNK44 Class A/S, 5.9362% 11/15/55 (d)	5,000,000	5,119,040
Bank Series 2023-BNK46 Class A/S, 6.385% 8/15/56	5,000,000	5,293,847
Bank of America Commercial Mortgage Trust Series 2016-UB10 Class C, 4.8241% 7/15/49 (d)	3,030,000	2,879,200
Bank5 2023-5Yr3 Series 2023-5YR3:
Class A/S, 7.3153% 9/15/56 (d)	1,500,000	1,599,701
Class B, 7.3153% 9/15/56 (d)	2,000,000	2,117,320
Bank5 2023-5Yr4 Series 2023-5YR4 Class A/S, 7.274% 12/15/56 (d)	5,000,000	5,302,678
BBCMS Mortgage Trust:
sequential payer:
Series 2022-C17:
Class C, 5.45% 9/15/55	2,000,000	1,854,212
Class D, 2.5% 9/15/55 (g)	2,000,000	1,293,526
Series 2023-C19 Class A5, 5.451% 4/15/56	22,500,000	23,099,432
Series 2023-C20 Class A5, 5.576% 7/15/56	24,250,000	25,204,417
Series 2023-C21 Class A/S, 6.2965% 9/15/56 (d)	7,000,000	7,463,880
Series 2023-C22:
Class A/S, 7.1258% 11/15/56 (d)	10,000,000	11,348,608
Class B, 7.1258% 11/15/56 (d)	10,000,000	11,097,376
Series 2020-C6 Class C, 3.045% 2/15/53	1,129,000	930,925
Series 2020-C7 Class C, 3.6014% 4/15/53 (d)	2,067,000	1,468,292
Series 2022-C16 Class C, 4.6% 6/15/55 (b)(d)	5,250,000	4,440,931
Series 2023-5C23 Class A/S, 7.4547% 12/15/56 (d)	2,500,000	2,690,935
Series 2023-C21 Class B, 6.2965% 9/15/56 (d)	7,000,000	7,317,190
Benchmark 2023-V3 Mtg Trust Series 2023-V3 Class A/S, 7.0967% 7/15/56	10,000,000	10,497,584
Benchmark Mortgage Trust:
sequential payer:
Series 2019-B14:
Class 225D, 3.2943% 12/15/62 (d)(g)	3,427,000	70,705
Class 225E, 3.2943% 12/15/62 (d)(g)	5,141,000	50,774
Series 2021-B28 Class A5, 2.2237% 8/15/54	500,000	416,704
Series 2022-B34 Class A5, 3.786% 4/15/55	10,168,402	9,070,729
Series 2022-B35 Class A5, 4.4439% 5/15/55 (d)	12,302,000	11,585,251
Series 2022-B36 Class A5, 4.4699% 7/15/55	4,900,000	4,709,065
Series 2023-B38 Class A4, 5.5246% 4/15/56	21,000,000	21,705,806
Series 2023-B39 Class A5, 5.7536% 7/15/56	5,000,000	5,248,843
Series 2023-C5 Class A5, 5.7653% 6/15/56	22,850,000	23,966,373
Series 2020-B18 Class AGNG, 4.3885% 7/15/53 (d)(g)	11,379,000	10,342,800
Series 2022-B35 Class C, 4.5921% 5/15/55 (d)	7,000,000	5,591,041
Series 2022-B36:
Class C, 5.2896% 7/15/55 (b)(d)	2,000,000	1,680,863
Class D, 2.5% 7/15/55 (g)	3,828,000	2,341,345
Series 2023-B39 Class B, 6.192% 7/15/56 (g)	5,000,000	5,155,940
Series 2023-C5 Class B, 6.4756% 6/15/56 (d)	4,750,000	5,018,083
BMO Mortgage Trust:
sequential payer Series 2023-C6 Class A5, 5.9562% 9/15/56	14,000,000	14,883,985
Series 2023-5C1 Class A/S, 7.3549% 8/15/56 (d)	3,500,000	3,687,078
Series 2023-5C2 Class A5, 7.244% 11/15/56 (d)	10,000,000	10,658,221
Series 2023-C6 Class A/S, 6.5504% 9/15/56 (d)	5,000,000	5,373,171
Series 2023-C7 Class A/S, 6.6738% 12/15/56 (d)	5,000,000	5,416,736
Bx 2024 Vlt4 floater Series 2024-VLT4:
Class E, CME Term SOFR 1 Month Index + 2.880% 8.2182% 7/15/29 (d)(e)(g)	14,200,000	14,175,690
Class F, CME Term SOFR 1 Month Index + 3.930% 9.2667% 7/15/29 (d)(e)(g)	8,250,000	8,126,250
BX Commercial Mortgage Trust:
floater:
Series 2019-IMC Class G, CME Term SOFR 1 Month Index + 3.640% 8.9753% 4/15/34 (d)(e)(g)	5,181,000	4,958,481
Series 2021-CIP Class F, CME Term SOFR 1 Month Index + 3.330% 8.6625% 12/15/38 (d)(e)(g)	7,730,434	7,518,194
Series 2021-PAC Class G, CME Term SOFR 1 Month Index + 3.060% 8.3896% 10/15/36 (d)(e)(g)	17,232,000	16,620,536
Series 2021-SOAR Class J, CME Term SOFR 1 Month Index + 3.860% 9.1935% 6/15/38 (d)(e)(g)	16,662,402	16,419,927
Series 2021-VINO Class G, CME Term SOFR 1 Month Index + 4.060% 9.3958% 5/15/38 (d)(e)(g)	11,520,072	11,306,491
Series 2021-VOLT:
Class F, CME Term SOFR 1 Month Index + 2.510% 7.8433% 9/15/36 (d)(e)(g)	10,000,000	9,831,250
Class G, CME Term SOFR 1 Month Index + 2.960% 8.2933% 9/15/36 (d)(e)(g)	5,000,000	4,902,994
Series 2022-LBA6:
Class F, CME Term SOFR 1 Month Index + 3.350% 8.6788% 1/15/39 (d)(e)(g)	6,200,000	6,080,067
Class G, CME Term SOFR 1 Month Index + 4.200% 9.5288% 1/15/39 (d)(e)(g)	11,340,000	11,121,595
Series 2024-XL5 Class E, CME Term SOFR 1 Month Index + 3.680% 9.0172% 3/15/41 (d)(e)(g)	4,890,811	4,867,471
Series 2019-OC11 Class E, 3.944% 12/9/41 (d)(g)	22,521,000	19,488,072
Series 2020-VIVA Class E, 3.5488% 3/11/44 (d)(g)	20,898,990	17,375,544
BX Commercial Mortgage Trust 2024-Xl4 floater Series 2024-XL4:
Class D, CME Term SOFR 1 Month Index + 3.130% 8.4684% 2/15/39 (d)(e)(g)	9,849,570	9,828,024
Class E, CME Term SOFR 1 Month Index + 4.180% 9.5169% 2/15/39 (d)(e)(g)	4,924,785	4,902,388
Bx Commercial Mtg Trust 2024-King floater Series 2024-KING Class E, CME Term SOFR 1 Month Index + 3.680% 9.0168% 5/15/34 (d)(e)(g)	2,000,000	1,990,112
BX Trust floater:
Series 2021-ACNT Class G, CME Term SOFR 1 Month Index + 3.400% 8.7385% 11/15/38 (d)(e)(g)	14,626,376	14,367,826
Series 2022-VAMF Class F, CME Term SOFR 1 Month Index + 3.290% 8.6278% 1/15/39 (d)(e)(g)	4,367,000	4,215,701
Series 2024-CNYN Class E, CME Term SOFR 1 Month Index + 3.680% 9.0174% 4/15/41 (d)(e)(g)	17,884,390	17,804,781
BXP Trust Series 2021-601L Class E, 2.7755% 1/15/44 (d)(g)	5,754,000	3,744,654
CD Mortgage Trust:
Series 2017-CD3 Class D, 3.25% 2/10/50 (b)(g)	3,353,000	1,089,726
Series 2017-CD4 Class D, 3.3% 5/10/50 (g)	2,769,000	2,243,928
Series 2019-CD4 Class C, 4.3497% 5/10/50 (d)	3,000,000	2,690,797
Citigroup Commercial Mortgage Trust:
sequential payer Series 2023-V2 Class A3, 5.8524% 10/12/40 (d)(g)	5,000,000	4,954,828
Series 2022-GC48 Class E, 2.5% 6/15/55 (g)	2,000,000	1,175,907
Series 2023-PRM3:
Class B, 6.3597% 7/10/28 (d)(g)	5,000,000	5,069,848
Class C, 6.3597% 7/10/28 (d)(g)	5,500,000	5,501,600
Series 2023-SMRT Class C, 5.8524% 10/12/40 (d)(g)	9,750,000	9,533,134
COMM Mortgage Trust:
floater Series 2018-HCLV:
Class F, CME Term SOFR 1 Month Index + 3.340% 8.675% 9/15/33 (d)(e)(g)	4,265,000	2,073,277
Class G, CME Term SOFR 1 Month Index + 5.350% 10.6813% 9/15/33 (d)(e)(g)	4,265,000	1,582,802
sequential payer Series 2013-LC6 Class E, 3.5% 1/10/46 (g)	4,741,000	4,276,306
Series 2012-CR1:
Class D, 5.1372% 5/15/45 (d)(g)	1,416,611	1,121,248
Class G, 2.462% 5/15/45 (g)	2,169,265	29,087
Series 2014-UBS2 Class D, 4.826% 3/10/47 (d)(g)	3,713,000	2,949,712
COMM Trust Series 2017-COR2 Class D, 3% 9/10/50 (g)	2,769,000	2,209,410
Cone Trust 2024-Dfw1 floater Series 2024-DFW1 Class E, CME Term SOFR 1 Month Index + 3.880% 9.1885% 8/15/26 (d)(e)(g)	10,200,000	10,180,822
Credit Suisse Commercial Mortgage Trust floater Series 2021-SOP2 Class F, CME Term SOFR 1 Month Index + 4.330% 9.7602% 6/15/34 (b)(e)(g)	7,120,000	2,346,538
Credit Suisse Mortgage Trust:
floater Series 2021-BPNY Class A, CME Term SOFR 1 Month Index + 3.820% 9.1579% 8/15/26 (d)(e)(g)	18,000,000	16,242,246
Series 2021-BRIT Class A, CME Term SOFR 1 Month Index + 3.570% 8.9027% 5/9/25 (d)(e)(g)	7,813,560	7,502,397
DTP Commercial Mortgage Trust 2023-Ste2 sequential payer Series 2023-STE2 Class C, 6.4734% 1/15/41 (d)(g)	8,800,000	8,816,649
ELP Commercial Mortgage Trust floater Series 2021-ELP Class J, CME Term SOFR 1 Month Index + 3.720% 9.0584% 11/15/38 (d)(e)(g)	15,430,040	14,927,274
Eqt Trust 2024-Extr Series 2024-EXTR Class B, 1 month U.S. LIBOR + 0.000% 5.6546% 7/5/41 (d)(e)(g)	5,000,000	5,028,797
GS Mortgage Securities Trust:
floater Series 2018-RIVR Class G, CME Term SOFR 1 Month Index + 2.640% 8.226% 7/15/35 (d)(e)(g)	3,808,000	41,850
sequential payer Series 2023-SHIP:
Class D, 6.0706% 9/10/38 (d)(g)	9,000,000	8,859,972
Class E, 7.4336% 9/10/38 (d)(g)	18,500,000	18,477,580
Series 2011-GC5:
Class C, 5.15% 8/10/44 (d)(g)	8,899,000	6,850,695
Class D, 5.15% 8/10/44 (d)(g)	2,733,635	1,298,208
Class E, 5.15% 8/10/44 (d)(g)	8,138,000	916,678
Class F, 4.5% 8/10/44 (b)(g)	7,897,000	23,691
Series 2012-GCJ9:
Class D, 4.6009% 11/10/45 (d)(g)	4,531,578	4,125,991
Class E, 4.6009% 11/10/45 (d)(g)	1,908,000	1,591,157
Hilton U.S.A. Trust Series 2016-HHV Class F, 4.1935% 11/5/38 (d)(g)	20,270,000	18,985,741
Independence Plaza Trust Series 2018-INDP Class E, 4.996% 7/10/35 (g)	2,896,000	2,635,302
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C23 Class UH5, 4.7094% 9/15/47 (g)	8,640,000	8,143,606
Series 2014-C26 Class D, 3.851% 1/15/48 (d)(g)	2,398,000	1,870,466
JPMDB Commercial Mortgage Securities Trust:
sequential payer Series 2019-COR6 Class A4, 3.0565% 11/13/52	8,000,000	6,852,030
Series 2018-C8 Class D, 3.2573% 6/15/51 (d)(g)	1,698,000	1,215,942
JPMorgan Chase Commercial Mortgage Securities Trust:
sequential payer Series 2021-1MEM Class E, 2.6535% 10/9/42 (d)(g)	9,552,000	5,706,464
Series 2011-C3:
Class E, 5.5252% 2/15/46 (d)(g)	13,774,000	5,372,817
Class G, 4.409% 2/15/46 (d)(g)	4,671,000	443,743
Class H, 4.409% 2/15/46 (b)(d)(g)	7,077,000	489,268
Series 2012-CBX:
Class E, 4.6896% 6/15/45 (d)(g)	4,108,129	3,768,399
Class F, 4% 6/15/45 (b)(g)	8,192,000	6,799,360
Class G 4% 6/15/45 (b)(g)	4,044,000	2,300,421
Series 2013-LC11:
Class D, 4.1582% 4/15/46 (d)	7,722,000	3,430,885
Class E, 3.25% 4/15/46 (b)(d)(g)	472,000	91,946
Class F, 3.25% 4/15/46 (b)(d)(g)	2,518,000	102,231
Series 2014-DSTY Class E, 3.8046% 6/10/27 (b)(d)(g)	8,161,000	19,905
Series 2018-AON Class F, 4.6132% 7/5/31 (d)(g)	5,039,000	1,093,816
Series 2020-NNN Class FFX, 4.6254% 1/16/37 (g)	2,000,000	620,180
KNDR Trust floater Series 2021-KIND Class F, CME Term SOFR 1 Month Index + 4.060% 9.3945% 8/15/38 (d)(e)(g)	7,096,721	6,777,634
Mcr 2024-Twa Mtg Trust sequential payer Series 2024-TWA Class F, 10.382% 6/12/39 (g)	5,500,000	5,538,458
Merit floater Series 2021-STOR Class J, CME Term SOFR 1 Month Index + 4.060% 9.3935% 7/15/38 (d)(e)(g)	3,476,000	3,416,143
MHC Commercial Mortgage Trust floater Series 2021-MHC Class G, CME Term SOFR 1 Month Index + 3.310% 8.6444% 4/15/38 (d)(e)(g)	13,087,315	12,923,908
MHP Commercial Mortgage Trust floater Series 2022-MHIL:
Class F, CME Term SOFR 1 Month Index + 3.250% 8.588% 1/15/27 (d)(e)(g)	3,924,498	3,870,536
Class G, CME Term SOFR 1 Month Index + 3.950% 9.2863% 1/15/27 (d)(e)(g)	13,149,119	13,048,088
Mira Trust 2023-Mile sequential payer Series 2023-MILE Class B, 7.2026% 6/10/38 (g)	4,200,000	4,276,219
Morgan Stanley BAML Trust:
Series 2012-C6 Class D, 4.3596% 11/15/45 (b)(d)(g)	2,000,000	1,610,000
Series 2012-C6, Class F, 4.3596% 11/15/45 (d)(g)	2,500,000	375,000
Series 2013-C12 Class D, 4.8042% 10/15/46 (d)(g)	5,670,988	4,922,952
Series 2013-C9:
Class C, 3.7233% 5/15/46 (d)	3,302,000	2,873,035
Class D, 3.8113% 5/15/46 (d)(g)	5,137,000	4,263,710
Morgan Stanley Capital I Trust:
sequential payer Series 2024-BPR2 Class A, 7.291% 5/5/29 (g)	8,985,862	9,275,288
Series 2011-C2:
Class D, 5.2113% 6/15/44 (d)(g)	2,492,000	2,391,323
Class F, 5.2113% 6/15/44 (d)(g)	4,440,000	2,574,159
Class XB, 0.4665% 6/15/44 (d)(g)(i)	27,511,935	94,418
Series 2011-C3:
Class E, 4.943% 7/15/49 (d)(g)	1,093,909	1,070,849
Class F, 4.943% 7/15/49 (d)(g)	5,624,050	5,145,807
Class G, 4.943% 7/15/49 (d)(g)	5,049,500	4,325,627
Series 2015-MS1 Class D, 4.023% 5/15/48 (d)(g)	10,833,000	7,597,203
Series 2016-BNK2 Class C, 3% 11/15/49 (g)	2,966,000	1,472,636
Series 2017-H1 Class C, 4.281% 6/15/50	2,470,594	2,232,474
Series 2020-L4, Class C, 3.536% 2/15/53	2,765,000	2,220,376
MSJP Commercial Securities Mortgage Trust Series 2015-HAUL Class E, 4.851% 9/5/47 (d)(g)	1,500,000	1,246,238
MSWF Commercial Mortgage Trust sequential payer:
Series 2023-1:
Class A5, 5.752% 5/15/56	16,000,000	16,720,685
Class B, 6.6828% 5/15/56 (d)	3,750,000	4,065,596
Series 2023-2:
Class AS, 6.491% 12/15/56	10,000,000	10,713,814
Class B, 6.8762% 12/15/56 (d)	10,000,000	10,811,877
Natixis Commercial Mortgage Securities Trust Series 2020-2PAC Class AMZ3, 3.5% 1/15/37 (b)(d)(g)	2,502,675	1,265,595
Open Trust 2023-Air sequential payer Series 2023-AIR Class D, CME Term SOFR 1 Month Index + 6.680% 12.0125% 10/15/28 (d)(e)(g)	8,761,269	8,783,172
OPG Trust floater Series 2021-PORT:
Class G, CME Term SOFR 1 Month Index + 2.510% 7.8415% 10/15/36 (d)(e)(g)	4,529,850	4,459,071
Class J, CME Term SOFR 1 Month Index + 3.460% 8.7895% 10/15/36 (d)(e)(g)	8,113,300	7,890,184
PKHL Commercial Mortgage Trust floater Series 2021-MF:
Class E, CME Term SOFR 1 Month Index + 2.710% 8.0435% 7/15/38 (d)(e)(g)	500,000	384,029
Class G, CME Term SOFR 1 Month Index + 4.460% 9.7935% 7/15/38 (b)(d)(e)(g)	5,944,000	3,677,021
Prima Capital CRE Securitization Ltd. Series 2020-8A Class C, 3% 12/26/70 (g)	9,277,000	7,355,733
Prima Capital Ltd. floater Series 2021-9A Class C, CME Term SOFR 1 Month Index + 2.460% 7.8057% 12/15/37 (d)(e)(g)	2,861,848	2,867,974
Providence Place Group Ltd. Partnership Series 2000-C1 Class A2, 7.75% 7/20/28 (g)	2,319,489	2,364,145
SG Commercial Mortgage Securities Trust Series 2020-COVE Class F, 3.7276% 3/15/37 (d)(g)	5,000,000	4,442,178
SMRT Commercial Mortgage Trust floater Series 2022-MINI Class F, CME Term SOFR 1 Month Index + 3.350% 8.679% 1/15/39 (d)(e)(g)	14,615,000	13,750,254
SREIT Trust floater:
Series 2021-IND Class G, CME Term SOFR 1 Month Index + 3.380% 8.7093% 10/15/38 (d)(e)(g)	12,754,000	12,228,489
Series 2021-MFP Class G, CME Term SOFR 1 Month Index + 3.080% 8.4171% 11/15/38 (d)(e)(g)	3,706,887	3,668,189
Series 2021-MFP2 Class J, CME Term SOFR 1 Month Index + 4.020% 9.359% 11/15/36 (d)(e)(g)	10,872,000	10,629,751
STWD Trust floater sequential payer Series 2021-LIH:
Class E, CME Term SOFR 1 Month Index + 3.010% 8.346% 11/15/36 (d)(e)(g)	4,985,000	4,886,908
Class F, CME Term SOFR 1 Month Index + 3.660% 8.994% 11/15/36 (d)(e)(g)	15,282,000	15,014,548
Class G, CME Term SOFR 1 Month Index + 4.310% 9.643% 11/15/36 (d)(e)(g)	9,177,000	8,932,769
SUMIT Mortgage Trust Series 2022-BVUE:
Class D, 2.8925% 2/12/41 (d)(g)	6,000,000	4,223,122
Class F, 2.8925% 2/12/41 (d)(g)	3,211,000	2,019,028
TPGI Trust floater Series 2021-DGWD Class G, CME Term SOFR 1 Month Index + 3.960% 9.2945% 6/15/26 (d)(e)(g)	5,846,400	5,811,951
UBS Commercial Mortgage Trust Series 2012-C1:
Class E, 5% 5/10/45 (d)(g)	4,699,074	4,356,211
Class F, 5% 5/10/45 (b)(d)(g)	2,221,350	535,237
UBS-BAMLL Trust Series 12-WRM Class D, 4.238% 6/10/30 (d)(g)	2,143,000	1,746,329
VASA Trust:
floater Series 2021-VASA Class G, CME Term SOFR 1 Month Index + 5.110% 10.4435% 7/15/39 (d)(e)(g)	800,000	364,932
floater sequential payer Series 2021-VASA Class F, CME Term SOFR 1 Month Index + 4.010% 9.3435% 7/15/39 (d)(e)(g)	6,685,000	3,450,566
Wells Fargo Commercial Mortgag Series 2024-1CHI Class D, 6.7085% 7/15/35 (d)(g)	5,250,000	5,220,539
Wells Fargo Commercial Mortgage Trust:
Series 2016-BNK1 Class D, 3% 8/15/49 (g)	6,979,000	2,994,093
Series 2016-NXS6 Class D, 3.059% 11/15/49 (g)	5,037,000	4,298,902
Series 2019-C52 Class C, 3.561% 8/15/52	883,000	718,423
WF-RBS Commercial Mortgage Trust:
sequential payer Series 2011-C4I Class G, 5% 6/15/44 (b)(d)	3,955,000	312,750
Series 2011-C3 Class D, 5.8545% 3/15/44 (d)(g)	503,530	181,271
Series 2013-C11 Class E, 4.0617% 3/15/45 (d)(g)	4,727,000	3,000,801
Series 2013-C13 Class D, 4.0084% 5/15/45 (d)(g)	3,648,049	3,243,115
WP Glimcher Mall Trust Series 2015-WPG:
Class PR1, 3.516% 6/5/35 (d)(g)	6,725,000	5,550,471
Class PR2, 3.516% 6/5/35 (d)(g)	2,541,000	2,040,856
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $1,188,950,421)		1,081,445,605

Bank Loan Obligations - 2.4%
	Principal Amount (f)	Value ($)
COMMUNICATION SERVICES - 0.6%
Diversified Telecommunication Services - 0.0%
Frontier Communications Holdings LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.763% 7/1/31 (d)(e)(j)	1,435,000	1,443,079
Wireless Telecommunication Services - 0.6%
SBA Senior Finance II, LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.000% 7.35% 1/27/31 (d)(e)(j)	25,869,271	25,901,608
TOTAL COMMUNICATION SERVICES		27,344,687
CONSUMER DISCRETIONARY - 0.6%
Hotels, Restaurants & Leisure - 0.6%
BRE/Everbright M6 Borrower LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 10.4496% 9/9/26 (d)(e)(j)	7,785,120	7,785,120
Caesars Entertainment, Inc. Tranche B1 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 8.0973% 2/6/31 (d)(e)(j)	4,423,913	4,427,850
Hilton Grand Vacations Borrower LLC Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 2.750% 7.5937% 1/17/31 (d)(e)(j)	3,990,000	3,992,155
CME Term SOFR 1 Month Index + 3.000% 7.8439% 8/2/28 (d)(e)(j)	994,885	995,353
Hilton Worldwide Finance LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 1.750% 7.0996% 11/8/30 (d)(e)(j)	13,500,000	13,525,380
		30,725,858
ENERGY - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
New Fortress Energy, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 10.2521% 10/30/28 (d)(e)(j)	9,950,000	9,794,581
FINANCIALS - 0.9%
Capital Markets - 0.2%
CQP Holdco LP Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.250% 7.5846% 12/31/30 (d)(e)(j)	9,975,000	9,990,860
Financial Services - 0.7%
Agellan Portfolio 9% 8/7/25 (b)(j)	6,611,000	6,611,000
MHP Commercial Mortgage Trust U.S. Secured Overnight Fin. Rate (SOFR) Index + 5.000% 10.3288% 1/9/25 (b)(d)(e)(j)	23,154,831	22,344,411
Sunbelt Mezz U.S. Secured Overnight Fin. Rate (SOFR) Index + 4.450% 9.9075% 1/21/27 (b)(d)(e)(j)	2,310,520	2,310,520
		31,265,931
TOTAL FINANCIALS		41,256,791
REAL ESTATE - 0.1%
Real Estate Management & Development - 0.1%
Cushman & Wakefield U.S. Borrower LLC Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 2.750% 8.2082% 8/21/25 (d)(e)(j)	130,922	130,881
CME Term SOFR 1 Month Index + 3.000% 8.3437% 1/31/30 (d)(e)(j)	2,618,005	2,618,005
CME Term SOFR 1 Month Index + 3.750% 9.0937% 1/31/30 (d)(e)(j)	2,284,275	2,289,986
		5,038,872
TOTAL BANK LOAN OBLIGATIONS (Cost $114,239,051)		114,160,789

Preferred Securities - 0.8%
	Principal Amount (f)	Value ($)
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Energy Transfer LP 7.125% (d)(k)	6,000,000	6,071,487
FINANCIALS - 0.7%
Financial Services - 0.0%
Crest Dartmouth Street 2003-1 Ltd. Series 2003-1A Class PS, 6/28/38 (b)(g)	1,220,000	12
Mortgage Real Estate Investment Trusts - 0.7%
AGNC Investment Corp. CME Term SOFR 3 Month Index + 4.330% 0% 12/31/99 (d)(e)	673,972	16,930,177
Chimera Investment Corp. Series B, CME Term SOFR 3 Month Index + 6.050% 11.3508% 12/31/99 (d)(e)	673,204	16,661,799
		33,591,976
TOTAL FINANCIALS		33,591,988
TOTAL PREFERRED SECURITIES (Cost $38,624,335)		39,663,475

Money Market Funds - 3.6%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (l)	170,533,679	170,567,786
Fidelity Securities Lending Cash Central Fund 5.39% (l)(m)	3,110,664	3,110,975
TOTAL MONEY MARKET FUNDS (Cost $173,646,229)		173,678,761

TOTAL INVESTMENT IN SECURITIES - 99.7% (Cost $4,611,006,555)	4,772,812,586
NET OTHER ASSETS (LIABILITIES) - 0.3%	13,954,302
NET ASSETS - 100.0%	4,786,766,888

Legend

(a)	Non-income producing
(b)	Level 3 security
(c)	Security or a portion of the security is on loan at period end.
(d)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(e)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(f)	Amount is stated in United States dollars unless otherwise noted.
(g)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,079,176,909 or 22.5% of net assets.

(h)	Non-income producing - Security is in default.
(i)
Interest Only (IO) security represents the right to receive only monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

(j)
Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower.  Such prepayments cannot be predicted with certainty.

(k)	Security is perpetual in nature with no stated maturity date.
(l)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(m)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	506,279,498	901,544,413	1,237,257,625	14,792,917	15,987	(14,487)	170,567,786	0.3%
Fidelity Securities Lending Cash Central Fund 5.39%	573,400	57,139,111	54,601,536	31,631	-	-	3,110,975	0.0%
Total	506,852,898	958,683,524	1,291,859,161	14,824,548	15,987	(14,487)	173,678,761

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are presented in the table below. Certain corporate actions, such as mergers, are excluded from the amounts in this table if applicable. A dash in the Value end of period ($) column means either the issuer is no longer held at period end, or the issuer is held at period end but is no longer an affiliate.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Great Ajax Corp.	11,477,212	-	1,304,236	54,949	(3,573,801)	(1,403,558)	-
Great Ajax Corp. 7.25%	14,943,642	-	15,286,049	877,355	412,170	(69,763)	-
Total	26,420,854	-	16,590,285	932,304	(3,161,631)	(1,473,321)	-

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Energy	15,169,788	15,169,788	-	-
Financials	364,644,615	364,644,615	-	-
Industrials	2,414,900	2,414,900	-	-
Real Estate	1,448,491,898	1,427,677,629	20,814,266	3

Corporate Bonds	1,450,904,522	-	1,450,904,518	4

Asset-Backed Securities	82,204,598	-	82,204,554	44

Collateralized Mortgage Obligations	33,635	-	8,598	25,037

Commercial Mortgage Securities	1,081,445,605	-	1,054,660,122	26,785,483

Bank Loan Obligations	114,160,789	-	82,894,858	31,265,931

Preferred Securities	39,663,475	33,591,976	6,071,487	12

Money Market Funds	173,678,761	173,678,761	-	-
Total Investments in Securities:	4,772,812,586	2,017,177,669	2,697,558,403	58,076,514
The following is a reconciliation of  Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Commercial Mortgage Securities
Beginning Balance	$50,262,279
Net Realized Gain (Loss) on Investment Securities	(6,938,114)
Net Unrealized Gain (Loss) on Investment Securities	4,178,817
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	(731,452)
Transfers into Level 3	12,196,963
Transfers out of Level 3	(32,183,010)
Ending Balance	$26,785,483
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2024	$2,444,746
Bank Loan Obligations
Beginning Balance	$64,799,225
Net Realized Gain (Loss) on Investment Securities	(29,319,092)
Net Unrealized Gain (Loss) on Investment Securities	13,835,662
Cost of Purchases	-
Proceeds of Sales	(18,051,897)
Amortization/Accretion	2,033
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$31,265,931
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2024	$927,800
Other Investments in Securities
Beginning Balance	$4,527,633
Net Realized Gain (Loss) on Investment Securities	383,723
Net Unrealized Gain (Loss) on Investment Securities	(123,691)
Cost of Purchases	7,986,333
Proceeds of Sales	(12,786,499)
Amortization/Accretion	46,342
Transfers into Level 3	-
Transfers out of Level 3	(8,741)
Ending Balance	$25,100
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2024	$6,015

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions, corporate actions or exchanges. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Financial Statements
Statement of Assets and Liabilities
As of July 31, 2024
Assets
Investment in securities, at value (including securities loaned of $3,071,743) - See accompanying schedule:
Unaffiliated issuers (cost $4,437,360,326)	$4,599,133,825
Fidelity Central Funds (cost $173,646,229)	173,678,761

Total Investment in Securities (cost $4,611,006,555)		$4,772,812,586
Cash		448,300
Receivable for investments sold		15,987
Receivable for fund shares sold		4,309,163
Dividends receivable		1,790,355
Interest receivable		26,446,666
Distributions receivable from Fidelity Central Funds		809,313
Prepaid expenses		814
Total assets		4,806,633,184
Liabilities
Payable for investments purchased	$11,897,510
Payable for fund shares redeemed	2,140,861
Accrued management fee	2,483,698
Distribution and service plan fees payable	101,879
Other payables and accrued expenses	131,373
Collateral on securities loaned	3,110,975
Total liabilities		19,866,296
Net Assets		$4,786,766,888
Net Assets consist of:
Paid in capital		$4,813,039,454
Total accumulated earnings (loss)		(26,272,566)
Net Assets		$4,786,766,888

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($291,736,803 ÷ 24,542,964 shares)(a)		$11.89
Maximum offering price per share (100/96.00 of $11.89)		$12.39
Class M :
Net Asset Value and redemption price per share ($38,026,401 ÷ 3,197,592 shares)(a)		$11.89
Maximum offering price per share (100/96.00 of $11.89)		$12.39
Class C :
Net Asset Value and offering price per share ($40,266,766 ÷ 3,449,487 shares)(a)		$11.67
Real Estate Income :
Net Asset Value, offering price and redemption price per share ($1,101,736,610 ÷ 91,929,272 shares)		$11.98
Class I :
Net Asset Value, offering price and redemption price per share ($1,396,172,933 ÷ 117,098,939 shares)		$11.92
Class Z :
Net Asset Value, offering price and redemption price per share ($1,918,827,375 ÷ 160,992,832 shares)		$11.92
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
Year ended July 31, 2024
Investment Income
Dividends (including $932,304 earned from affiliated issuers)		$89,376,387
Interest		146,991,372
Income from Fidelity Central Funds (including $31,631 from security lending)		14,824,548
Total income		251,192,307
Expenses
Management fee	$25,651,806
Transfer agent fees	3,211,410
Distribution and service plan fees	1,294,126
Accounting fees	737,110
Custodian fees and expenses	26,966
Independent trustees' fees and expenses	22,033
Registration fees	167,494
Audit fees	107,520
Legal	46,668
Miscellaneous	56,214
Total expenses before reductions	31,321,347
Expense reductions	(293,058)
Total expenses after reductions		31,028,289
Net Investment income (loss)		220,164,018
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(112,507,625)
Fidelity Central Funds	15,987
Other affiliated issuers	(3,161,631)
Foreign currency transactions	(190)
Total net realized gain (loss)		(115,653,459)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	317,814,476
Fidelity Central Funds	(14,487)
Other affiliated issuers	(1,473,321)
Assets and liabilities in foreign currencies	85
Total change in net unrealized appreciation (depreciation)		316,326,753
Net gain (loss)		200,673,294
Net increase (decrease) in net assets resulting from operations		$420,837,312
Statement of Changes in Net Assets

	Year ended July 31, 2024	Year ended July 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$220,164,018	$238,244,025
Net realized gain (loss)	(115,653,459)	(93,379,075)
Change in net unrealized appreciation (depreciation)	316,326,753	(324,762,669)
Net increase (decrease) in net assets resulting from operations	420,837,312	(179,897,719)
Distributions to shareholders	(217,452,716)	(351,750,740)

Share transactions - net increase (decrease)	(5,343,665)	(838,782,559)
Total increase (decrease) in net assets	198,040,931	(1,370,431,018)

Net Assets
Beginning of period	4,588,725,957	5,959,156,975
End of period	$4,786,766,888	$4,588,725,957

Financial Highlights
Fidelity Advisor® Real Estate Income Fund Class A

Years ended July 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$11.36	$12.49	$13.43	$11.02	$12.43
Income from Investment Operations
Net investment income (loss) A,B	.52	.53	.39	.33	.45
Net realized and unrealized gain (loss)	.53	(.88)	(1.03)	2.53	(1.25)
Total from investment operations	1.05	(.35)	(.64)	2.86	(.80)
Distributions from net investment income	(.52)	(.56)	(.28)	(.42) C	(.44)
Distributions from net realized gain	-	(.22)	(.02)	(.03) C	(.16)
Total distributions	(.52)	(.78)	(.30)	(.45)	(.61) D
Net asset value, end of period	$11.89	$11.36	$12.49	$13.43	$11.02
Total Return E,F	9.58%	(2.72)%	(4.83)%	26.64%	(6.88)%
Ratios to Average Net Assets B,G,H
Expenses before reductions	.97%	.99%	.98%	.99%	1.01%
Expenses net of fee waivers, if any	.96%	.98%	.98%	.99%	1.01%
Expenses net of all reductions	.96%	.98%	.98%	.99%	1.00%
Net investment income (loss)	4.61%	4.61%	2.97%	2.75%	3.85%
Supplemental Data
Net assets, end of period (000 omitted)	$291,737	$304,754	$364,443	$384,382	$324,031
Portfolio turnover rate I	24%	17%	42%	26%	32% J

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.
DTotal distributions per share do not sum due to rounding.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FTotal returns do not include the effect of the sales charges.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
JPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity Advisor® Real Estate Income Fund Class M

Years ended July 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$11.36	$12.49	$13.43	$11.02	$12.43
Income from Investment Operations
Net investment income (loss) A,B	.52	.52	.39	.33	.45
Net realized and unrealized gain (loss)	.53	(.87)	(1.03)	2.53	(1.26)
Total from investment operations	1.05	(.35)	(.64)	2.86	(.81)
Distributions from net investment income	(.52)	(.56)	(.28)	(.42) C	(.44)
Distributions from net realized gain	-	(.22)	(.02)	(.03) C	(.16)
Total distributions	(.52)	(.78)	(.30)	(.45)	(.60)
Net asset value, end of period	$11.89	$11.36	$12.49	$13.43	$11.02
Total Return D,E	9.56%	(2.75)%	(4.85)%	26.62%	(6.89)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.98%	1.01%	.99%	1.01%	1.03%
Expenses net of fee waivers, if any	.97%	1.00%	.99%	1.01%	1.03%
Expenses net of all reductions	.97%	1.00%	.99%	1.01%	1.03%
Net investment income (loss)	4.61%	4.59%	2.97%	2.73%	3.82%
Supplemental Data
Net assets, end of period (000 omitted)	$38,026	$42,829	$52,919	$57,338	$49,387
Portfolio turnover rate H	24%	17%	42%	26%	32% I

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
ETotal returns do not include the effect of the sales charges.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
IPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity Advisor® Real Estate Income Fund Class C

Years ended July 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$11.16	$12.27	$13.21	$10.88	$12.28
Income from Investment Operations
Net investment income (loss) A,B	.43	.43	.29	.24	.36
Net realized and unrealized gain (loss)	.51	(.86)	(1.01)	2.48	(1.23)
Total from investment operations	.94	(.43)	(.72)	2.72	(.87)
Distributions from net investment income	(.43)	(.46)	(.20)	(.36) C	(.36)
Distributions from net realized gain	-	(.22)	(.02)	(.03) C	(.16)
Total distributions	(.43)	(.68)	(.22)	(.39)	(.53) D
Net asset value, end of period	$11.67	$11.16	$12.27	$13.21	$10.88
Total Return E,F	8.72%	(3.46)%	(5.54)%	25.64%	(7.50)%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.70%	1.74%	1.72%	1.74%	1.76%
Expenses net of fee waivers, if any	1.70%	1.73%	1.72%	1.74%	1.76%
Expenses net of all reductions	1.70%	1.73%	1.72%	1.74%	1.76%
Net investment income (loss)	3.88%	3.86%	2.23%	2.00%	3.09%
Supplemental Data
Net assets, end of period (000 omitted)	$40,267	$56,795	$89,135	$120,072	$150,653
Portfolio turnover rate I	24%	17%	42%	26%	32% J

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.
DTotal distributions per share do not sum due to rounding.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FTotal returns do not include the effect of the contingent deferred sales charge.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
JPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity® Real Estate Income Fund

Years ended July 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$11.45	$12.58	$13.52	$11.09	$12.50
Income from Investment Operations
Net investment income (loss) A,B	.56	.56	.43	.37	.48
Net realized and unrealized gain (loss)	.52	(.88)	(1.03)	2.53	(1.25)
Total from investment operations	1.08	(.32)	(.60)	2.90	(.77)
Distributions from net investment income	(.55)	(.60)	(.32)	(.44) C	(.48)
Distributions from net realized gain	-	(.22)	(.02)	(.03) C	(.16)
Total distributions	(.55)	(.81) D	(.34)	(.47)	(.64)
Net asset value, end of period	$11.98	$11.45	$12.58	$13.52	$11.09
Total Return E	9.79%	(2.42)%	(4.56)%	26.88%	(6.58)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.69%	.73%	.71%	.72%	.73%
Expenses net of fee waivers, if any	.68%	.72%	.71%	.72%	.73%
Expenses net of all reductions	.68%	.72%	.71%	.72%	.73%
Net investment income (loss)	4.90%	4.87%	3.24%	3.02%	4.12%
Supplemental Data
Net assets, end of period (000 omitted)	$1,101,737	$1,288,147	$1,898,345	$2,777,243	$2,205,319
Portfolio turnover rate H	24%	17%	42%	26%	32% I

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.
DTotal distributions per share do not sum due to rounding.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
IPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity Advisor® Real Estate Income Fund Class I

Years ended July 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$11.39	$12.53	$13.47	$11.04	$12.45
Income from Investment Operations
Net investment income (loss) A,B	.55	.56	.43	.37	.48
Net realized and unrealized gain (loss)	.53	(.89)	(1.03)	2.53	(1.25)
Total from investment operations	1.08	(.33)	(.60)	2.90	(.77)
Distributions from net investment income	(.55)	(.60)	(.32)	(.44) C	(.47)
Distributions from net realized gain	-	(.22)	(.02)	(.03) C	(.16)
Total distributions	(.55)	(.81) D	(.34)	(.47)	(.64) D
Net asset value, end of period	$11.92	$11.39	$12.53	$13.47	$11.04
Total Return E	9.86%	(2.52)%	(4.57)%	27.03%	(6.62)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.72%	.73%	.71%	.71%	.74%
Expenses net of fee waivers, if any	.71%	.72%	.71%	.71%	.74%
Expenses net of all reductions	.71%	.72%	.71%	.71%	.74%
Net investment income (loss)	4.87%	4.87%	3.24%	3.03%	4.11%
Supplemental Data
Net assets, end of period (000 omitted)	$1,396,173	$1,379,614	$1,946,852	$2,810,475	$1,782,594
Portfolio turnover rate H	24%	17%	42%	26%	32% I

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.
DTotal distributions per share do not sum due to rounding.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
IPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity Advisor® Real Estate Income Fund Class Z

Years ended July 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$11.39	$12.53	$13.47	$11.04	$12.45
Income from Investment Operations
Net investment income (loss) A,B	.57	.57	.44	.38	.49
Net realized and unrealized gain (loss)	.53	(.88)	(1.02)	2.53	(1.25)
Total from investment operations	1.10	(.31)	(.58)	2.91	(.76)
Distributions from net investment income	(.57)	(.61)	(.34)	(.45) C	(.49)
Distributions from net realized gain	-	(.22)	(.02)	(.03) C	(.16)
Total distributions	(.57)	(.83)	(.36)	(.48)	(.65)
Net asset value, end of period	$11.92	$11.39	$12.53	$13.47	$11.04
Total Return D	9.99%	(2.36)%	(4.44)%	27.15%	(6.50)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.60%	.60%	.59%	.60%	.62%
Expenses net of fee waivers, if any	.59%	.60%	.59%	.60%	.62%
Expenses net of all reductions	.59%	.60%	.59%	.60%	.61%
Net investment income (loss)	4.98%	4.99%	3.36%	3.14%	4.24%
Supplemental Data
Net assets, end of period (000 omitted)	$1,918,827	$1,516,585	$1,607,463	$919,766	$793,220
Portfolio turnover rate G	24%	17%	42%	26%	32% H

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
HPortfolio turnover rate excludes securities received or delivered in-kind.
Notes to Financial Statements

For the period ended July 31, 2024

1. Organization.
Fidelity Real Estate Income Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Real Estate Income, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations and commercial mortgage securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in InputA
Equities	$3	Recovery value	Recovery value	$0.00	Increase
Corporate Bonds	$4	Recovery value	Recovery value	$0.00	Increase
Bank Loan Obligations	$31,265,931	Discounted cash flow	Yield	9.1% - 11.4% / 10.8%	Decrease
Commercial Mortgage Securities	$26,785,483	Indicative market price	Evaluated bid	$0.24 - $84.59 / $65.97	Increase
Asset-Backed Securities	$44	Recovery value	Recovery value	$0.00	Increase
		Indicative market price	Evaluated bid	$0.00	Increase
Preferred Securities	$12	Recovery value	Recovery value	$0.00	Increase
Collateralized Mortgage Obligations	$25,037	Indicative market price	Evaluated bid	$72.85	Increase

A Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2024, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. For certain lower credit quality securitized assets that have contractual cash flows (for example, asset backed securities, collateralized mortgage obligations and commercial mortgage-backed securities), changes in estimated cash flows are periodically evaluated and the estimated yield is adjusted on a prospective basis, resulting in increases or decreases to Interest Income in the accompanying Statement of Operations. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), certain conversion ratio adjustments, equity-debt classifications, partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$423,980,646
Gross unrealized depreciation	(265,906,995)
Net unrealized appreciation (depreciation)	$158,073,651
Tax Cost	$4,614,738,935

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$21,014,222
Capital loss carryforward	$(205,360,438)
Net unrealized appreciation (depreciation) on securities and other investments	$158,073,651

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(33,506,903)
Long-term	(171,853,535)
Total capital loss carryforward	$(205,360,438)

The tax character of distributions paid was as follows:

	July 31, 2024	July 31, 2023
Ordinary Income	$217,452,716	$ 252,925,681
Long-term Capital Gains	-	98,825,059
Total	$217,452,716	$ 351,750,740

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Real Estate Income Fund	1,330,250,457	1,019,760,098

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

Effective March 1, 2024, the Fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). The amended contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. When determining a class's management fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual management fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Class A	.70
Class M	.72
Class C	.70
Real Estate Income	.69
Class I	.69
Class Z	.56

One-twelfth of the management fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the portion of the reporting period on or after March 1, 2024, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Class A	.70
Class M	.70
Class C	.70
Real Estate Income	.66
Class I	.69
Class Z	.56

Prior to March 1, 2024, the management fee was the sum of an individual fund fee rate that was based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate was based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreased as assets under management increased and increased as assets under management decreased. For the portion of the reporting period prior to March 1, 2024, the total annualized management fee rate was .52%.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees ($)	Retained by FDC ($)
Class A	- %	.25%	722,636	626,257
Class M	- %	.25%	100,381	44,293
Class C	.75%	.25%	471,109	416,594
			1,294,126	1,087,144

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC ($)
Class A	8,274
Class M	1,333
Class C A	743
10,350

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. Effective March 1, 2024, the Fund's management contract was amended to incorporate transfer agent services and associated fees previously covered under a separate services agreement. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

During the period December 1, 2023 through February 29, 2024, the transfer agent fees for each class were a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Class A	.1777
Class M	.1975
Class C	.1799
Real Estate Income	.1674
Class I	.1660
Class Z	.0420

Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC received an asset-based fee of Class Z's average net assets. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

	Amount ($)	% of Class-Level Average Net Assets
Class A	301,240.18
Class M	47,672.20
Class C	52,538.18
Real Estate Income	1,205,681.17
Class I	1,222,125.17
Class Z	382,154.04
	3,211,410

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. Effective March 1, 2024, the Fund's management contract was amended to incorporate accounting services and associated fees previously covered under a separate services agreement.

During the period December 1, 2023 through February 29, 2024, the accounting fees were a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Real Estate Income Fund	.0278

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Real Estate Income Fund	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Real Estate Income Fund	11,012

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss)($)
Fidelity Real Estate Income Fund	6,753,642	8,279,400	(163,022)

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity Real Estate Income Fund	44,700

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount ($)
Fidelity Real Estate Income Fund	7,546
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Real Estate Income Fund	3,246	68	-
8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $9,940.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $283,118.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended July 31, 2024	Year ended July 31, 2023
Fidelity Real Estate Income Fund
Distributions to shareholders
Class A	$13,177,295	$21,930,158
Class M	1,823,834	3,110,455
Class C	1,813,536	4,348,277
Real Estate Income	55,987,373	103,579,841
Class I	62,875,218	115,278,699
Class Z	81,775,460	103,503,310
Total	$217,452,716	$351,750,740
10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2024	Year ended July 31, 2023	Year ended July 31, 2024	Year ended July 31, 2023
Fidelity Real Estate Income Fund
Class A
Shares sold	3,700,074	4,529,438	$41,875,300	$51,823,043
Reinvestment of distributions	838,801	1,431,595	9,434,884	16,449,419
Shares redeemed	(6,823,815)	(8,310,972)	(77,005,379)	(94,422,132)
Net increase (decrease)	(2,284,940)	(2,349,939)	$(25,695,195)	$(26,149,670)
Class M
Shares sold	144,804	182,092	$1,640,819	$2,081,875
Reinvestment of distributions	154,071	262,127	1,731,872	3,012,477
Shares redeemed	(870,172)	(910,889)	(9,878,223)	(10,351,315)
Net increase (decrease)	(571,297)	(466,670)	$(6,505,532)	$(5,256,963)
Class C
Shares sold	266,039	229,563	$2,985,822	$2,595,406
Reinvestment of distributions	159,687	375,961	1,761,565	4,260,263
Shares redeemed	(2,064,875)	(2,780,448)	(22,904,785)	(31,102,886)
Net increase (decrease)	(1,639,149)	(2,174,924)	$(18,157,398)	$(24,247,217)
Real Estate Income
Shares sold	11,593,441	14,381,485	$132,809,316	$165,460,169
Reinvestment of distributions	4,248,694	7,887,949	48,106,620	91,324,900
Shares redeemed	(36,436,540)	(60,597,988)	(401,261,808)	(708,964,361)
Net increase (decrease)	(20,594,405)	(38,328,554)	$(220,345,872)	$(452,179,292)
Class I
Shares sold	38,177,142	30,191,122	$435,724,422	$345,734,833
Reinvestment of distributions	5,121,376	9,257,182	57,787,894	106,675,182
Shares redeemed	(47,272,737)	(73,751,513)	(531,909,551)	(837,783,994)
Net increase (decrease)	(3,974,219)	(34,303,209)	$(38,397,235)	$(385,373,979)
Class Z
Shares sold	43,967,800	30,444,095	$485,551,322	$349,094,163
Reinvestment of distributions	6,349,429	8,001,421	71,705,582	91,968,427
Shares redeemed	(22,476,549)	(33,595,613)	(253,499,337)	(386,638,028)
Net increase (decrease)	27,840,680	4,849,903	$303,757,567	$54,424,562

11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

In addition, at the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.
Strategic Advisers Fidelity Core Income Fund
Fidelity Real Estate Income Fund	25%
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Real Estate Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Real Estate Income Fund (the "Fund"), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2024, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2024, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
September 16, 2024
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 0.94% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $141,124,258 of distributions paid in the calendar year 2023 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates $141,799,708 of distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends.

Class A, Class M, Class C, Real Estate Income, Class I and Class Z designate 1% of the dividends distributed in October and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 1.14% and 1.83%; Class M designates 1.15% and 1.83%; Class C designates 1.39% and 2.11%; Real Estate Income designates 1.08% and 1.75%; Class I designates 1.08% and 1.75%; and Class Z designates 1.05% and 1.72%; of the dividends distributed in October and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Class A designates 23.45%, 37.66%, 32.42%, and 32.08%; Class M designates 23.65%, 37.66%, 32.42%, and 32.34%; Class C designates 28.56%, 43.42%, 40.62%, and 38.80%; Real Estate Income designates 22.19%, 35.93%, 30.37%, and 30.18%; Class I designates 22.19%, 35.93%, 29.84%, and 30.18%; and Class Z designates 21.53%, 35.32%, 29.32%, and 29.31%; of the dividends distributed in October, December, April and July, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.

Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
A special meeting of shareholders was held on July 16, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Bettina Doulton
Affirmative	88,756,759,992.17	95.11
Withheld	4,564,750,651.52	4.89
TOTAL	93,321,510,643.68	100.00
Robert A. Lawrence
Affirmative	88,523,438,331.98	94.86
Withheld	4,798,072,311.70	5.14
TOTAL	93,321,510,643.68	100.00
Vijay C. Advani
Affirmative	88,484,371,668.51	94.82
Withheld	4,837,138,975.17	5.18
TOTAL	93,321,510,643.68	100.00
Thomas P. Bostick
Affirmative	88,618,596,648.21	94.96
Withheld	4,702,913,995.47	5.04
TOTAL	93,321,510,643.68	100.00
Donald F. Donahue
Affirmative	88,542,403,002.79	94.88
Withheld	4,779,107,640.89	5.12
TOTAL	93,321,510,643.68	100.00
Vicki L. Fuller
Affirmative	88,788,711,037.44	95.14
Withheld	4,532,799,606.24	4.86
TOTAL	93,321,510,643.68	100.00
Patricia L. Kampling
Affirmative	88,819,315,996.59	95.18
Withheld	4,502,194,647.10	4.82
TOTAL	93,321,510,643.68	100.00
Thomas A. Kennedy
Affirmative	88,667,457,817.34	95.01
Withheld	4,654,052,826.34	4.99
TOTAL	93,321,510,643.68	100.00
Oscar Munoz
Affirmative	88,183,976,568.30	94.49
Withheld	5,137,534,075.39	5.51
TOTAL	93,321,510,643.68	100.00
Karen B. Peetz
Affirmative	88,720,160,318.58	95.07
Withheld	4,601,350,325.11	4.93
TOTAL	93,321,510,643.68	100.00
David M. Thomas
Affirmative	88,471,490,747.86	94.80
Withheld	4,850,019,895.82	5.20
TOTAL	93,321,510,643.68	100.00
Susan Tomasky
Affirmative	88,536,869,646.78	94.87
Withheld	4,784,640,996.90	5.13
TOTAL	93,321,510,643.68	100.00
Michael E. Wiley
Affirmative	88,526,906,267.86	94.86
Withheld	4,794,604,375.83	5.14
TOTAL	93,321,510,643.68	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Real Estate Income Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2024 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (the retail class, which was selected because it was the largest class without 12b-1 fees); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, shareholder, transfer agency, and pricing and bookkeeping services performed by the Investment Advisers and their affiliates under the Advisory Contracts; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. The Board considered that, effective March 1, 2024, an amended Advisory Contract with FMR went into effect with class-level management fees based on tiered schedules and subject to a maximum class-level rate (the management fee). The Board also considered that in exchange for the variable management fee, each class of the fund receives investment advisory, management, administrative, transfer agent, and pricing and bookkeeping services. In its review of the management fee and total expense ratio of the retail class, the Board considered a pro forma management fee rate the retail class as if it had been in effect for the 12-month period ended September 30, 2023, as well as other third-party fund expenses, as applicable, such as custodial, legal, and audit fees and any fund-paid 12b-1 fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Morningstar) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the retail class of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the retail class of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the retail class of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2023 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2023. Further, the information provided to the Board indicated that the total expense ratio of the retail class of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2023 and below the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2023.
The Board noted that a different variable management fee rate is applicable to each class of the fund. The Board considered that the difference in management fee rates between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses and not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a variable management fee structure, which provides breakpoints as a way to share, in part, any potential economies of scale that may exist at the asset class level and through a discount that considers both fund size and total assets of the four applicable asset classes. The Board considered that the variable management fee is designed to deliver the benefits of economies of scale to fund shareholders even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all funds subject to the variable management fee, and all such funds benefit if those costs can be allocated among more assets. The Board concluded that, given the variable management fee structure, fund shareholders will benefit from lower management fees due to the application of the breakpoints and discount factor, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) the variable management fee implemented for certain funds effective March 1, 2024; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2025.

1.788862.121
REI-ANN-0924
Fidelity® Leveraged Company Stock Fund

Annual Report
July 31, 2024
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Leveraged Company Stock Fund
Schedule of Investments July 31, 2024
Showing Percentage of Net Assets
Common Stocks - 99.5%
	Shares	Value ($) (000s)
COMMUNICATION SERVICES - 6.6%
Entertainment - 1.3%
Netflix, Inc. (a)	50,600	31,795
Warner Bros Discovery, Inc. (a)	423,900	3,667
		35,462
Interactive Media & Services - 5.3%
Alphabet, Inc. Class A	83,100	14,255
Cars.com, Inc. (a)	475,000	9,795
Meta Platforms, Inc. Class A	209,700	99,572
Pinterest, Inc. Class A (a)	584,100	18,662
		142,284
TOTAL COMMUNICATION SERVICES		177,746
CONSUMER DISCRETIONARY - 15.6%
Automobiles - 1.9%
BYD Co. Ltd. (H Shares)	1,715,500	50,787
Broadline Retail - 1.9%
Amazon.com, Inc. (a)	267,800	50,073
Hotels, Restaurants & Leisure - 4.3%
Airbnb, Inc. Class A (a)	118,100	16,482
Booking Holdings, Inc.	3,200	11,888
Boyd Gaming Corp.	495,522	30,162
Flutter Entertainment PLC (a)	61,200	12,096
Red Rock Resorts, Inc.	598,700	34,126
Studio City International Holdings Ltd.:
ADR (a)(b)	631,958	4,258
(NYSE) ADR (a)	692,929	4,668
Viking Holdings Ltd.	25,300	903
		114,583
Household Durables - 2.5%
D.R. Horton, Inc.	42,600	7,665
PulteGroup, Inc.	70,300	9,280
TopBuild Corp. (a)	105,800	50,630
		67,575
Specialty Retail - 3.3%
Dick's Sporting Goods, Inc.	166,200	35,957
Lowe's Companies, Inc.	73,700	18,094
Valvoline, Inc. (a)	301,800	14,034
Williams-Sonoma, Inc.	134,400	20,789
		88,874
Textiles, Apparel & Luxury Goods - 1.7%
Crocs, Inc. (a)	314,900	42,313
Tapestry, Inc.	38,616	1,548
		43,861
TOTAL CONSUMER DISCRETIONARY		415,753
CONSUMER STAPLES - 2.4%
Beverages - 0.3%
Celsius Holdings, Inc. (a)	190,200	8,907
Consumer Staples Distribution & Retail - 1.4%
Performance Food Group Co. (a)	77,000	5,313
U.S. Foods Holding Corp. (a)	562,200	30,578
		35,891
Personal Care Products - 0.7%
elf Beauty, Inc. (a)	106,700	18,414
TOTAL CONSUMER STAPLES		63,212
ENERGY - 4.1%
Oil, Gas & Consumable Fuels - 4.1%
Antero Resources Corp. (a)	582,800	16,913
Canadian Natural Resources Ltd.	305,400	10,843
Cheniere Energy, Inc.	312,522	57,079
Diamondback Energy, Inc.	76,500	15,477
Permian Resource Corp. Class A	618,800	9,492
		109,804
FINANCIALS - 15.4%
Capital Markets - 3.1%
Ares Management Corp. Class A,	146,600	22,459
Blue Owl Capital, Inc. Class A	1,159,200	22,106
Coinbase Global, Inc. (a)	65,500	14,696
Moody's Corp.	52,300	23,874
		83,135
Consumer Finance - 1.4%
OneMain Holdings, Inc.	729,900	38,145
Financial Services - 6.8%
Apollo Global Management, Inc.	620,800	77,792
Block, Inc. Class A (a)	331,900	20,538
Fiserv, Inc. (a)	175,400	28,690
MasterCard, Inc. Class A	43,000	19,940
Visa, Inc. Class A	131,000	34,803
		181,763
Insurance - 4.1%
Arthur J. Gallagher & Co.	381,000	108,010
TOTAL FINANCIALS		411,053
HEALTH CARE - 1.7%
Health Care Equipment & Supplies - 1.1%
Boston Scientific Corp. (a)	394,900	29,175
Health Care Providers & Services - 0.6%
Tenet Healthcare Corp. (a)	102,109	15,286
TOTAL HEALTH CARE		44,461
INDUSTRIALS - 17.0%
Aerospace & Defense - 0.8%
TransDigm Group, Inc.	16,100	20,837
Building Products - 3.9%
Builders FirstSource, Inc. (a)	117,900	19,733
Carlisle Companies, Inc.	74,700	31,268
Fortune Brands Innovations, Inc.	348,000	28,122
Trane Technologies PLC	75,000	25,071
		104,194
Construction & Engineering - 3.2%
Comfort Systems U.S.A., Inc.	101,700	33,807
EMCOR Group, Inc.	58,700	22,038
Willscot Holdings Corp. (a)	695,800	28,528
		84,373
Electrical Equipment - 3.7%
Eaton Corp. PLC	105,700	32,216
Nextracker, Inc. Class A (a)	100,800	4,953
nVent Electric PLC	375,300	27,258
Vertiv Holdings Co.	443,100	34,872
		99,299
Ground Transportation - 0.6%
Uber Technologies, Inc. (a)	262,800	16,943
Machinery - 2.1%
Parker Hannifin Corp.	102,100	57,294
Marine Transportation - 0.0%
Genco Shipping & Trading Ltd.	831	16
Passenger Airlines - 0.3%
Air Canada (a)	342,300	3,945
Delta Air Lines, Inc.	103,500	4,453
		8,398
Trading Companies & Distributors - 2.4%
Ashtead Group PLC	197,100	14,194
Core & Main, Inc. (a)	216,200	11,560
FTAI Aviation Ltd.	210,100	23,416
United Rentals, Inc.	18,100	13,704
		62,874
TOTAL INDUSTRIALS		454,228
INFORMATION TECHNOLOGY - 25.3%
Communications Equipment - 1.0%
Arista Networks, Inc. (a)	78,100	27,066
Semiconductors & Semiconductor Equipment - 15.2%
ASML Holding NV (depository receipt)	19,600	18,359
Broadcom, Inc.	210,000	33,743
KLA Corp.	14,100	11,605
Lam Research Corp.	32,200	29,664
Marvell Technology, Inc.	286,800	19,210
Microchip Technology, Inc.	123,800	10,991
Micron Technology, Inc.	236,700	25,994
MKS Instruments, Inc.	215,000	27,069
NVIDIA Corp.	1,080,000	126,379
NXP Semiconductors NV	97,700	25,711
ON Semiconductor Corp. (a)	662,759	51,861
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	156,400	25,931
		406,517
Software - 8.3%
Adobe, Inc. (a)	48,600	26,810
DoubleVerify Holdings, Inc. (a)	438,100	9,253
Gen Digital, Inc.	265,700	6,906
Microsoft Corp.	192,600	80,574
Monday.com Ltd. (a)	63,600	14,616
Oracle Corp.	192,800	26,886
Palo Alto Networks, Inc. (a)	79,200	25,719
Salesforce, Inc.	68,100	17,624
UiPath, Inc. Class A (a)	1,011,800	12,314
		220,702
Technology Hardware, Storage & Peripherals - 0.8%
Dell Technologies, Inc.	180,900	20,565
TOTAL INFORMATION TECHNOLOGY		674,850
MATERIALS - 4.7%
Chemicals - 0.8%
The Chemours Co. LLC	542,928	13,123
Westlake Corp.	46,200	6,831
		19,954
Construction Materials - 2.2%
Eagle Materials, Inc.	140,000	38,122
Martin Marietta Materials, Inc.	35,800	21,242
		59,364
Containers & Packaging - 0.8%
Graphic Packaging Holding Co.	668,800	20,131
Metals & Mining - 0.9%
ATI, Inc. (a)	370,200	25,066
TOTAL MATERIALS		124,515
UTILITIES - 6.7%
Electric Utilities - 3.9%
Constellation Energy Corp.	329,000	62,444
PG&E Corp.	2,317,002	42,285
		104,729
Independent Power and Renewable Electricity Producers - 2.8%
Vistra Corp.	953,400	75,528
TOTAL UTILITIES		180,257
TOTAL COMMON STOCKS (Cost $1,827,037)		2,655,879

Money Market Funds - 0.7%
	Shares	Value ($) (000s)
Fidelity Cash Central Fund 5.39% (c) (Cost $17,797)	17,793,917	17,797

TOTAL INVESTMENT IN SECURITIES - 100.2% (Cost $1,844,834)	2,673,676
NET OTHER ASSETS (LIABILITIES) - (0.2)%	(5,758)
NET ASSETS - 100.0%	2,667,918

Any values shown as $0 in the Schedule of Investments may reflect amounts less than $500.
Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,258,000 or 0.2% of net assets.

(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	29,145	692,383	703,730	2,140	2	(3)	17,797	0.0%
Fidelity Securities Lending Cash Central Fund 5.39%	5,568	485,530	491,098	17	-	-	-	0.0%
Total	34,713	1,177,913	1,194,828	2,157	2	(3)	17,797

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of July 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	177,746	177,746	-	-
Consumer Discretionary	415,753	364,966	50,787	-
Consumer Staples	63,212	63,212	-	-
Energy	109,804	109,804	-	-
Financials	411,053	411,053	-	-
Health Care	44,461	44,461	-	-
Industrials	454,228	454,228	-	-
Information Technology	674,850	674,850	-	-
Materials	124,515	124,515	-	-
Utilities	180,257	180,257	-	-

Money Market Funds	17,797	17,797	-	-
Total Investments in Securities:	2,673,676	2,622,889	50,787	-
Financial Statements
Statement of Assets and Liabilities
As of July 31, 2024 Amounts in thousands (except per-share amounts)
Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $1,827,037)	$2,655,879
Fidelity Central Funds (cost $17,797)	17,797

Total Investment in Securities (cost $1,844,834)		$2,673,676
Receivable for investments sold		2,061
Receivable for fund shares sold		233
Dividends receivable		404
Distributions receivable from Fidelity Central Funds		158
Prepaid expenses		1
Total assets		2,676,533
Liabilities
Payable for fund shares redeemed	$6,997
Accrued management fee	1,529
Other payables and accrued expenses	89
Total liabilities		8,615
Net Assets		$2,667,918
Net Assets consist of:
Paid in capital		$1,594,799
Total accumulated earnings (loss)		1,073,119
Net Assets		$2,667,918

Net Asset Value and Maximum Offering Price
Leveraged Company Stock :
Net Asset Value, offering price and redemption price per share ($2,512,446 ÷ 61,461 shares)		$40.88
Class K :
Net Asset Value, offering price and redemption price per share ($155,472 ÷ 3,780 shares)		$41.13
Statement of Operations
Year ended July 31, 2024 Amounts in thousands
Investment Income
Dividends		$21,437
Income from Fidelity Central Funds (including $17 from security lending)		2,157
Total income		23,594
Expenses
Management fee	$13,817
Transfer agent fees	1,517
Accounting fees	314
Custodian fees and expenses	45
Independent trustees' fees and expenses	10
Registration fees	90
Audit fees	65
Legal	3
Interest	1
Miscellaneous	34
Total expenses before reductions	15,896
Expense reductions	(130)
Total expenses after reductions		15,766
Net Investment income (loss)		7,828
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	329,060
Fidelity Central Funds	2
Foreign currency transactions	(40)
Total net realized gain (loss)		329,022
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	97,256
Fidelity Central Funds	(3)
Assets and liabilities in foreign currencies	2
Total change in net unrealized appreciation (depreciation)		97,255
Net gain (loss)		426,277
Net increase (decrease) in net assets resulting from operations		$434,105
Statement of Changes in Net Assets

Amount in thousands	Year ended July 31, 2024	Year ended July 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$7,828	$17,110
Net realized gain (loss)	329,022	264,921
Change in net unrealized appreciation (depreciation)	97,255	(80,146)
Net increase (decrease) in net assets resulting from operations	434,105	201,885
Distributions to shareholders	(234,459)	(321,039)

Share transactions - net increase (decrease)	396,301	(19,247)
Total increase (decrease) in net assets	595,947	(138,401)

Net Assets
Beginning of period	2,071,971	2,210,372
End of period	$2,667,918	$2,071,971

Financial Highlights
Fidelity® Leveraged Company Stock Fund

Years ended July 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$37.87	$39.65	$48.37	$30.88	$29.94
Income from Investment Operations
Net investment income (loss) A,B	.13	.30	.17	.03 C	.08 D
Net realized and unrealized gain (loss)	7.13	3.69 E	(4.89)	17.50	.89
Total from investment operations	7.26	3.99	(4.72)	17.53	.97
Distributions from net investment income	(.22)	(.25)	(.12)	(.04)	(.03)
Distributions from net realized gain	(4.04)	(5.52)	(3.89)	-	-
Total distributions	(4.25) F	(5.77)	(4.00) F	(.04)	(.03)
Net asset value, end of period	$40.88	$37.87	$39.65	$48.37	$30.88
Total Return G	21.84%	12.01% E	(10.85)%	56.84%	3.24%
Ratios to Average Net Assets B,H,I
Expenses before reductions	.73%	.75%	.74%	.75%	.78%
Expenses net of fee waivers, if any	.72%	.74%	.74%	.75%	.78%
Expenses net of all reductions	.72%	.74%	.74%	.75%	.77%
Net investment income (loss)	.35%	.87%	.38%	.06% C	.27% D
Supplemental Data
Net assets, end of period (in millions)	$2,512	$1,934	$1,937	$2,534	$1,631
Portfolio turnover rate J	50%	58%	26%	15%	31%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.05)%.
DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .16%.
ENet realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been 11.96%.
FTotal distributions per share do not sum due to rounding.
GTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity® Leveraged Company Stock Fund Class K

Years ended July 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$38.08	$39.84	$48.58	$31.01	$30.04
Income from Investment Operations
Net investment income (loss) A,B	.17	.33	.21	.06 C	.11 D
Net realized and unrealized gain (loss)	7.16	3.72 E	(4.91)	17.59	.91
Total from investment operations	7.33	4.05	(4.70)	17.65	1.02
Distributions from net investment income	(.25)	(.28)	(.16)	(.08)	(.05)
Distributions from net realized gain	(4.04)	(5.52)	(3.89)	-	-
Total distributions	(4.28) F	(5.81) F	(4.04) F	(.08)	(.05)
Net asset value, end of period	$41.13	$38.08	$39.84	$48.58	$31.01
Total Return G	21.95%	12.11% E	(10.77)%	57.00%	3.38%
Ratios to Average Net Assets B,H,I
Expenses before reductions	.63%	.65%	.65%	.66%	.67%
Expenses net of fee waivers, if any	.62%	.65%	.65%	.66%	.67%
Expenses net of all reductions	.62%	.65%	.65%	.66%	.66%
Net investment income (loss)	.45%	.96%	.47%	.15% C	.38% D
Supplemental Data
Net assets, end of period (in millions)	$155	$138	$274	$362	$285
Portfolio turnover rate J	50%	58%	26%	15%	31%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .05%.
DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .27%.
ENet realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been 12.06%.
FTotal distributions per share do not sum due to rounding.
GTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Notes to Financial Statements

For the period ended July 31, 2024
(Amounts in thousands except percentages)

1. Organization.
Fidelity Leveraged Company Stock Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Leveraged Company Stock and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$871,671
Gross unrealized depreciation	(56,996)
Net unrealized appreciation (depreciation)	$814,675
Tax Cost	$1,859,001

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$14,711
Undistributed long-term capital gain	$243,733
Net unrealized appreciation (depreciation) on securities and other investments	$814,676

The tax character of distributions paid was as follows:

	July 31, 2024	July 31, 2023
Ordinary Income	$12,060	$14,220
Long-term Capital Gains	222,399	306,819
Total	$234,459	$321,039

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Leveraged Company Stock Fund	1,274,984	1,082,537

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

Effective March 1, 2024, the Fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). The amended contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. When determining a class's management fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual management fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Leveraged Company Stock	.70
Class K	.61

One-twelfth of the management fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the portion of the reporting period on or after March 1, 2024, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Leveraged Company Stock	.69
Class K	.61

Prior to March 1, 2024, the management fee was the sum of an individual fund fee rate that was based on an annual rate of .35% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate was based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreased as assets under management increased and increased as assets under management decreased. For the portion of the reporting period prior to March 1, 2024, the total annualized management fee rate was .57%.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. Effective March 1, 2024, the Fund's management contract was amended to incorporate transfer agent services and associated fees previously covered under a separate services agreement. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

During the period December 1, 2023 through February 29, 2024, the transfer agent fees for each class were a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Leveraged Company Stock	.1341
Class K	.0420

Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K. FIIOC received an asset-based fee of Class K's average net assets. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

	Amount ($)	% of Class-Level Average Net Assets
Leveraged Company Stock	1,485.14
Class K	32.04
	1,517

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. Effective March 1, 2024, the Fund's management contract was amended to incorporate accounting services and associated fees previously covered under a separate services agreement.

During the period December 1, 2023 through February 29, 2024, the accounting fees were a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Leveraged Company Stock Fund	.0267

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Leveraged Company Stock Fund	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Leveraged Company Stock Fund	12

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
Fidelity Leveraged Company Stock Fund.	Borrower	5,863	5.57%	1

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss)($)
Fidelity Leveraged Company Stock Fund	62,306	80,818	15,286

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount ($)
Fidelity Leveraged Company Stock Fund	4
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Leveraged Company Stock Fund	2	-	-
8. Expense Reductions.
During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $130.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended July 31, 2024	Year ended July 31, 2023
Fidelity Leveraged Company Stock Fund
Distributions to shareholders
Leveraged Company Stock	$218,850	$284,888
Class K	15,609	36,151
Total	$234,459	$321,039

10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2024	Year ended July 31, 2023	Year ended July 31, 2024	Year ended July 31, 2023
Fidelity Leveraged Company Stock Fund
Leveraged Company Stock
Shares sold	11,676	1,200	$458,186	$42,108
Reinvestment of distributions	6,074	7,834	205,661	268,740
Shares redeemed	(7,348)	(6,815)	(272,158)	(231,649)
Net increase (decrease)	10,402	2,219	$391,689	$79,199
Class K
Shares sold	758	273	$29,117	$9,384
Reinvestment of distributions	459	1,038	15,609	36,151
Shares redeemed	(1,073)	(4,546)	(40,114)	(143,981)
Net increase (decrease)	144	(3,235)	$4,612	$(98,446)
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
13. Proposed Reorganization.
The Board of Trustees of the Fund approved an Agreement and Plan of Reorganization (the Agreement) between the Fund and Fidelity Advisor Leveraged Company Stock Fund. In addition, the Board approved the creation of additional classes of shares that will commence operations on October 18, 2024. The Agreement provides for the transfer of all the assets and the assumption of all the liabilities of Fidelity Advisor Leveraged Company Stock Fund in exchange for corresponding shares of the Fund equal in value to the net assets of Fidelity Advisor Leveraged Company Stock Fund on the day the reorganization is effective. The reorganization provides shareholders of Fidelity Advisor Leveraged Company Stock Fund access to a larger portfolio with a similar investment objective.

The reorganization does not require Fidelity Advisor Leveraged Company Stock Fund shareholder approval and is expected to become effective in October 2024. The reorganization is expected to qualify as a tax-free transaction for federal income tax purposes with no gain or loss recognized by the funds or their shareholders.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Securities Fund and Shareholders of Fidelity Leveraged Company Stock Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Leveraged Company Stock Fund (one of the funds constituting Fidelity Securities Fund, referred to hereafter as the "Fund") as of July 31, 2024, the related statement of operations for the year ended July 31, 2024, the statement of changes in net assets for each of the two years in the period ended July 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2024 and the financial highlights for each of the five years in the period ended July 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2024 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
September 13, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2024, $311,516,937, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity® Leveraged Company Stock Fund and Class K designates 100% of each dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Fidelity® Leveraged Company Stock Fund and Class K designates 100% of each dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.

Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
A special meeting of shareholders was held on July 16, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Bettina Doulton
Affirmative	88,756,759,992.17	95.11
Withheld	4,564,750,651.52	4.89
TOTAL	93,321,510,643.68	100.00
Robert A. Lawrence
Affirmative	88,523,438,331.98	94.86
Withheld	4,798,072,311.70	5.14
TOTAL	93,321,510,643.68	100.00
Vijay C. Advani
Affirmative	88,484,371,668.51	94.82
Withheld	4,837,138,975.17	5.18
TOTAL	93,321,510,643.68	100.00
Thomas P. Bostick
Affirmative	88,618,596,648.21	94.96
Withheld	4,702,913,995.47	5.04
TOTAL	93,321,510,643.68	100.00
Donald F. Donahue
Affirmative	88,542,403,002.79	94.88
Withheld	4,779,107,640.89	5.12
TOTAL	93,321,510,643.68	100.00
Vicki L. Fuller
Affirmative	88,788,711,037.44	95.14
Withheld	4,532,799,606.24	4.86
TOTAL	93,321,510,643.68	100.00
Patricia L. Kampling
Affirmative	88,819,315,996.59	95.18
Withheld	4,502,194,647.10	4.82
TOTAL	93,321,510,643.68	100.00
Thomas A. Kennedy
Affirmative	88,667,457,817.34	95.01
Withheld	4,654,052,826.34	4.99
TOTAL	93,321,510,643.68	100.00
Oscar Munoz
Affirmative	88,183,976,568.30	94.49
Withheld	5,137,534,075.39	5.51
TOTAL	93,321,510,643.68	100.00
Karen B. Peetz
Affirmative	88,720,160,318.58	95.07
Withheld	4,601,350,325.11	4.93
TOTAL	93,321,510,643.68	100.00
David M. Thomas
Affirmative	88,471,490,747.86	94.80
Withheld	4,850,019,895.82	5.20
TOTAL	93,321,510,643.68	100.00
Susan Tomasky
Affirmative	88,536,869,646.78	94.87
Withheld	4,784,640,996.90	5.13
TOTAL	93,321,510,643.68	100.00
Michael E. Wiley
Affirmative	88,526,906,267.86	94.86
Withheld	4,794,604,375.83	5.14
TOTAL	93,321,510,643.68	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Leveraged Company Stock Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2024 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (the retail class, which was selected because it is the largest share class); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, shareholder, transfer agency, and pricing and bookkeeping services performed by the Investment Advisers and their affiliates under the Advisory Contracts; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. The Board considered that, effective March 1, 2024, an amended Advisory Contract with FMR went into effect with class-level management fees based on tiered schedules and subject to a maximum class-level rate (the management fee). The Board also considered that in exchange for the variable management fee, each class of the fund receives investment advisory, management, administrative, transfer agent, and pricing and bookkeeping services. In its review of the management fee and total expense ratio of the retail class, the Board considered a pro forma management fee rate for the retail class as if it had been in effect for the 12-month period ended September 30, 2023, as well as other third-party fund expenses, as applicable, such as custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Morningstar) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the retail class of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the retail class of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the retail class of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked above the competitive median of the mapped group for the 12-month period ended September 30, 2023 and above the competitive median of the asset size peer group for the 12-month period ended September 30, 2023. Further, the information provided to the Board indicated that the total expense ratio of the retail class of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2023 and below the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2023. The Board considered that Fidelity believes that management fee comparisons are particularly unhelpful in the context of this fund and that total expense comparisons are more useful. The Board noted that the total expense ratio of the representative class ranked below the competitive median.
The Board noted that a different variable management fee rate is applicable to each class of the fund. The Board considered that the difference in management fee rates between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses and not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a variable management fee structure, which provides breakpoints as a way to share, in part, any potential economies of scale that may exist at the asset class level and through a discount that considers both fund size and total assets of the four applicable asset classes. The Board considered that the variable management fee is designed to deliver the benefits of economies of scale to fund shareholders even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all funds subject to the variable management fee, and all such funds benefit if those costs can be allocated among more assets. The Board concluded that, given the variable management fee structure, fund shareholders will benefit from lower management fees due to the application of the breakpoints and discount factor, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) the variable management fee implemented for certain funds effective March 1, 2024; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2025.

1.762413.123
LSF-ANN-0924
Fidelity® Blue Chip Growth Fund

Annual Report
July 31, 2024
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Consolidated Financial Statements and Consolidated Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Blue Chip Growth Fund
Consolidated Schedule of Investments July 31, 2024
Showing Percentage of Net Assets
Common Stocks - 98.6%
	Shares	Value ($) (000s)
COMMUNICATION SERVICES - 15.5%
Diversified Telecommunication Services - 0.1%
Indus Towers Ltd. (a)	8,191,300	42,376
Entertainment - 2.3%
Netflix, Inc. (a)	2,095,524	1,316,723
Sea Ltd. ADR Class A (a)	1,116,968	73,385
Sphere Entertainment Co. (a)(b)	58,329	2,594
Spotify Technology SA (a)	131,450	45,211
Take-Two Interactive Software, Inc. (a)	107,585	16,195
TKO Group Holdings, Inc.	269,188	29,436
		1,483,544
Interactive Media & Services - 12.9%
Alphabet, Inc. Class A	24,582,121	4,216,817
Epic Games, Inc. (a)(c)(d)	6,131	3,679
Meta Platforms, Inc. Class A	6,434,428	3,055,259
Pinterest, Inc. Class A (a)	1,136,669	36,317
Reddit, Inc. Class B	1,025,187	62,383
Snap, Inc. Class A (a)	80,007,015	1,065,693
Webtoon Entertainment, Inc.	319,100	6,813
		8,446,961
Media - 0.0%
The Trade Desk, Inc. Class A (a)(b)	237,088	21,309
Wireless Telecommunication Services - 0.2%
T-Mobile U.S., Inc.	231,096	42,124
Vodafone Idea Ltd. (a)	469,252,105	91,185
		133,309
TOTAL COMMUNICATION SERVICES		10,127,499
CONSUMER DISCRETIONARY - 19.4%
Automobiles - 1.2%
General Motors Co.	653,381	28,958
Mahindra & Mahindra Ltd.	416,700	14,472
Neutron Holdings, Inc. (a)(c)(d)	7,152,433	220
Rad Power Bikes, Inc. (a)(c)(d)	928,091	232
Rad Power Bikes, Inc. warrants 10/6/33 (a)(c)(d)	980,651	1,520
Rivian Automotive, Inc. (a)(b)	9,210,153	151,139
Tesla, Inc. (a)	2,392,157	555,148
		751,689
Broadline Retail - 8.9%
Amazon.com, Inc. (a)	29,613,616	5,537,154
Dollarama, Inc.	181,591	17,023
JD.com, Inc. sponsored ADR	406,835	10,736
Lenskart Solutions Pvt Ltd. (a)(c)(d)	10,719,190	29,446
Ollie's Bargain Outlet Holdings, Inc. (a)	648,864	63,355
PDD Holdings, Inc. ADR (a)	1,398,793	180,290
		5,838,004
Diversified Consumer Services - 0.0%
Duolingo, Inc. (a)	121,962	20,970
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	56,398	3,543
		24,513
Hotels, Restaurants & Leisure - 2.3%
Airbnb, Inc. Class A (a)	2,218,221	309,575
Caesars Entertainment, Inc. (a)	1,595,440	63,738
Carnival Corp. (a)	1,101,322	18,348
Cava Group, Inc. (a)	178,389	15,024
Chipotle Mexican Grill, Inc. (a)	4,904,043	266,388
Draftkings Holdings, Inc. (a)	2,893,968	106,932
Flutter Entertainment PLC (a)	216,381	42,768
Flutter Entertainment PLC (a)	87,186	17,211
Hilton Worldwide Holdings, Inc.	30,320	6,509
MakeMyTrip Ltd. (a)	143,700	13,449
Marriott International, Inc. Class A	278,852	63,383
McDonald's Corp.	289,301	76,780
Penn Entertainment, Inc. (a)(b)	3,467,344	69,243
Restaurant Brands International, Inc.	435,332	30,481
Royal Caribbean Cruises Ltd.	116,810	18,306
Sonder Holdings, Inc.:
Stage 1 rights (a)(d)	16,222	0
Stage 2 rights (a)(d)	16,221	0
Stage 3 rights (a)(d)	16,222	0
Stage 4 rights (a)(d)	16,221	0
Stage 5:
rights (a)(d)	16,221	0
rights (a)(d)	16,221	0
Starbucks Corp.	2,606,235	203,156
Sweetgreen, Inc. Class A (a)(b)	4,387,631	120,572
Viking Holdings Ltd. (b)	641,811	22,913
Wingstop, Inc.	34,788	13,007
Zomato Ltd. (a)	9,763,200	26,755
		1,504,538
Household Durables - 0.3%
D.R. Horton, Inc.	279,887	50,360
Garmin Ltd.	143,362	24,551
PulteGroup, Inc.	271,709	35,866
SharkNinja, Inc.	873,225	67,107
TopBuild Corp. (a)	88,893	42,539
		220,423
Specialty Retail - 4.1%
Abercrombie & Fitch Co. Class A (a)	1,832,671	270,282
American Eagle Outfitters, Inc. (b)	8,915,866	196,595
Aritzia, Inc. (a)	1,947,238	63,918
Carvana Co. Class A (a)	2,094,628	279,067
Dick's Sporting Goods, Inc.	770,043	166,599
Fanatics, Inc. Class A (a)(c)(d)	1,938,909	127,503
Five Below, Inc. (a)	619,556	45,067
Floor & Decor Holdings, Inc. Class A (a)	99,628	9,764
Foot Locker, Inc.	613,870	17,839
Gap, Inc.	1,530,164	35,928
Lowe's Companies, Inc.	2,380,675	584,480
RH (a)(b)(e)	1,021,575	296,338
The Home Depot, Inc.	89,168	32,828
TJX Companies, Inc.	2,898,030	327,535
Warby Parker, Inc. (a)(b)(e)	5,390,035	88,774
Wayfair LLC Class A (a)	1,344,154	73,162
Williams-Sonoma, Inc.	201,520	31,171
		2,646,850
Textiles, Apparel & Luxury Goods - 2.6%
adidas AG	217,100	54,345
Amer Sports, Inc. (b)	2,833,824	32,901
Birkenstock Holding PLC	122,100	7,217
Compagnie Financiere Richemont SA Series A	209,596	31,970
Crocs, Inc. (a)	1,247,067	167,568
Deckers Outdoor Corp. (a)	531,601	490,471
Hermes International SCA	21,285	46,601
lululemon athletica, Inc. (a)	1,074,557	277,945
LVMH Moet Hennessy Louis Vuitton SE	146,440	103,293
NIKE, Inc. Class B	2,872,236	215,016
On Holding AG (a)	2,259,183	93,575
Prada SpA	2,200,200	15,883
PVH Corp.	833,646	85,024
Ralph Lauren Corp. Class A	88,500	15,540
Tapestry, Inc.	474,869	19,037
Tory Burch LLC (a)(c)(d)(f)	293,611	10,312
		1,666,698
TOTAL CONSUMER DISCRETIONARY		12,652,715
CONSUMER STAPLES - 1.2%
Beverages - 0.1%
Celsius Holdings, Inc. (a)(b)	973,223	45,576
Consumer Staples Distribution & Retail - 0.5%
Costco Wholesale Corp.	33,088	27,198
Maplebear, Inc. (NASDAQ) (b)	286,232	9,872
Target Corp.	431,714	64,934
Walmart, Inc.	3,088,085	211,966
		313,970
Food Products - 0.1%
Bowery Farming, Inc. (a)(d)	306,790	6
Bowery Farming, Inc. warrants (a)(c)(d)	145,528	3
Patanjali Foods Ltd.	1,495,812	30,730
The Hershey Co. (b)	108,686	21,463
The Real Good Food Co. LLC:
Class B (a)(d)(e)	1,262,073	0
Class B unit (a)(e)(g)	1,262,073	644
The Real Good Food Co., Inc. Class A (a)	195,444	100
		52,946
Household Products - 0.2%
Procter & Gamble Co.	1,057,300	169,972
Personal Care Products - 0.2%
elf Beauty, Inc. (a)	131,283	22,657
Estee Lauder Companies, Inc. Class A	408,218	40,663
Kenvue, Inc.	1,573,059	29,086
Oddity Tech Ltd.	335,280	13,560
Oddity Tech Ltd. (g)	360,543	14,582
		120,548
Tobacco - 0.1%
JUUL Labs, Inc.:
Class A (a)(c)(d)	21,148	23
Class B (a)(c)(d)	6,625	7
Philip Morris International, Inc.	541,003	62,302
		62,332
TOTAL CONSUMER STAPLES		765,344
ENERGY - 1.4%
Energy Equipment & Services - 0.0%
Secure Energy Services, Inc.	1,767,155	15,603
Oil, Gas & Consumable Fuels - 1.4%
Cameco Corp.	1,354,560	61,653
Cheniere Energy, Inc.	87,595	15,998
Diamondback Energy, Inc.	939,247	190,019
EOG Resources, Inc.	1,131,444	143,467
Exxon Mobil Corp.	975,891	115,731
Occidental Petroleum Corp.	1,730,224	105,232
Reliance Industries Ltd.	6,517,493	234,369
Reliance Industries Ltd. GDR (g)	218,103	15,725
Shell PLC ADR	295,200	21,615
		903,809
TOTAL ENERGY		919,412
FINANCIALS - 3.6%
Banks - 0.3%
Citigroup, Inc.	1,645,848	106,783
HDFC Bank Ltd.	1,172,172	22,652
KeyCorp	1,278,100	20,616
U.S. Bancorp	388,900	17,454
		167,505
Capital Markets - 1.1%
3i Group PLC	856,503	34,458
Blue Owl Capital, Inc. Class A	3,411,564	65,059
Coinbase Global, Inc. (a)	1,049,564	235,480
CVC Capital Partners PLC (g)	919,222	17,265
Goldman Sachs Group, Inc.	273,192	139,063
Interactive Brokers Group, Inc.	56,800	6,775
Jefferies Financial Group, Inc. (b)	462,754	27,057
KKR & Co., Inc. (b)	478,336	59,051
Moody's Corp.	116,584	53,218
Morgan Stanley	717,904	74,095
Northern Trust Corp.	103,969	9,217
Robinhood Markets, Inc. (a)	366,357	7,536
		728,274
Consumer Finance - 0.3%
American Express Co.	884,456	223,803
Kaspi.KZ JSC ADR	55,878	7,271
		231,074
Financial Services - 1.7%
Ant International Co. Ltd. Class C (a)(c)(d)	3,214,400	5,464
Apollo Global Management, Inc.	426,718	53,472
Berkshire Hathaway, Inc. Class B (a)	52,063	22,830
Block, Inc. Class A (a)	2,492,746	154,251
Circle Internet Financial Ltd. Class E (d)	1,244,183	36,106
Jio Financial Services Ltd.	6,689,593	26,246
MasterCard, Inc. Class A	1,357,004	629,256
Rapyd Financial Network 2016 Ltd. (a)(c)(d)	204,327	9,268
Rocket Companies, Inc. (a)(b)	155,895	2,524
Toast, Inc. (a)	1,352,692	35,386
Visa, Inc. Class A	510,087	135,515
		1,110,318
Insurance - 0.2%
Progressive Corp.	558,885	119,668
TOTAL FINANCIALS		2,356,839
HEALTH CARE - 7.7%
Biotechnology - 1.2%
Alnylam Pharmaceuticals, Inc. (a)	224,952	53,417
Apogee Therapeutics, Inc. (b)	275,454	13,415
Arcellx, Inc. (a)	87,186	5,389
Ascendis Pharma A/S sponsored ADR (a)	416,108	55,550
Avidity Biosciences, Inc. (a)	218,066	9,939
Cibus, Inc. (a)	153,600	1,519
Janux Therapeutics, Inc. (a)	124,142	5,040
Legend Biotech Corp. ADR (a)	463,276	26,124
Moderna, Inc. (a)	359,691	42,882
Moonlake Immunotherapeutics Class A (a)(b)	392,858	16,363
Natera, Inc. (a)	149,900	15,348
Regeneron Pharmaceuticals, Inc. (a)	448,193	483,685
Viking Therapeutics, Inc. (a)	601,437	34,282
		762,953
Health Care Equipment & Supplies - 1.1%
Blink Health LLC Series A1 (a)(c)(d)	63,681	2,675
Boston Scientific Corp. (a)	5,800,060	428,508
Glaukos Corp. (a)	187,252	21,940
Intuitive Surgical, Inc. (a)	355,391	158,010
Masimo Corp. (a)	125,925	13,471
Stryker Corp.	317,705	104,033
TransMedics Group, Inc. (a)	104,589	14,879
		743,516
Health Care Providers & Services - 1.3%
Hims & Hers Health, Inc. (a)	561,365	11,923
McKesson Corp.	20,707	12,777
Tenet Healthcare Corp. (a)	491,558	73,586
UnitedHealth Group, Inc.	1,257,492	724,517
		822,803
Health Care Technology - 0.0%
MultiPlan Corp. warrants (a)(c)	138,859	0
Life Sciences Tools & Services - 0.4%
Danaher Corp.	658,213	182,378
Revvity, Inc.	25,800	3,241
Thermo Fisher Scientific, Inc.	72,768	44,632
Veterinary Emergency Group LLC Class A (a)(c)(d)(f)	524,494	29,933
		260,184
Pharmaceuticals - 3.7%
Eli Lilly & Co.	2,045,450	1,645,094
Galderma Group AG	194,862	15,338
Merck & Co., Inc.	1,053,014	119,127
Novo Nordisk A/S:
Series B	271,017	35,908
Series B sponsored ADR	2,057,804	272,927
Structure Therapeutics, Inc. ADR (a)	112,649	4,212
Teva Pharmaceutical Industries Ltd. sponsored ADR (a)	3,194,580	55,682
UCB SA	187,600	31,399
Zoetis, Inc. Class A	1,485,712	267,488
		2,447,175
TOTAL HEALTH CARE		5,036,631
INDUSTRIALS - 4.0%
Aerospace & Defense - 1.5%
ABL Space Systems warrants 12/14/30 (a)(c)(d)	30,937	339
General Electric Co.	807,926	137,509
Howmet Aerospace, Inc.	1,115,615	106,764
Loar Holdings, Inc. (b)	57,860	3,616
Space Exploration Technologies Corp. (a)(c)(d)	2,961,836	331,726
Space Exploration Technologies Corp. Class C (a)(c)(d)	27,830	3,117
Spirit AeroSystems Holdings, Inc. Class A (a)	835,503	30,287
The Boeing Co. (a)	1,650,685	314,621
TransDigm Group, Inc.	26,031	33,690
		961,669
Air Freight & Logistics - 0.1%
C.H. Robinson Worldwide, Inc.	345,400	30,758
FedEx Corp.	204,274	61,742
		92,500
Building Products - 0.1%
Builders FirstSource, Inc. (a)	176,420	29,527
Fortune Brands Innovations, Inc.	42,964	3,472
Lennox International, Inc. (b)	16,000	9,336
The AZEK Co., Inc. Class A, (a)	398,942	17,909
Trane Technologies PLC	53,699	17,951
		78,195
Commercial Services & Supplies - 0.1%
ACV Auctions, Inc. Class A (a)	1,808,319	30,886
Construction & Engineering - 0.1%
EMCOR Group, Inc.	62,575	23,493
Fluor Corp. (a)	389,471	18,734
Larsen & Toubro Ltd.	479,700	21,857
		64,084
Electrical Equipment - 0.2%
Acuity Brands, Inc.	98,877	24,853
Eaton Corp. PLC	217,657	66,340
GE Vernova LLC	295,468	52,664
		143,857
Ground Transportation - 1.5%
Bird Global, Inc. (a)(c)	72,846	0
Bird Global, Inc.:
Stage 1 rights (a)(d)	10,516	0
Stage 2 rights (a)(d)	10,516	0
Stage 3 rights (a)(d)	10,516	0
Lyft, Inc. (a)	21,533,863	259,483
Uber Technologies, Inc. (a)	10,742,571	692,574
		952,057
Machinery - 0.0%
Mitsubishi Heavy Industries Ltd.	676,983	8,114
Professional Services - 0.0%
Timee, Inc.	777,600	7,527
Trading Companies & Distributors - 0.4%
Ferguson PLC	200,518	44,645
FTAI Aviation Ltd.	1,886,830	210,287
United Rentals, Inc.	9,000	6,814
Watsco, Inc.	35,370	17,313
ZKH Group Ltd. (A Shares) (a)	15	0
		279,059
Transportation Infrastructure - 0.0%
JSW Infrastructure Ltd.	1,932,200	7,822
TOTAL INDUSTRIALS		2,625,770
INFORMATION TECHNOLOGY - 44.8%
Communications Equipment - 0.1%
Arista Networks, Inc. (a)	162,078	56,168
Ciena Corp. (a)	735,239	38,777
		94,945
Electronic Equipment, Instruments & Components - 0.1%
Celestica, Inc. (a)	241,400	12,659
Coherent Corp. (a)	167,473	11,670
Corning, Inc.	1,740,909	69,654
		93,983
IT Services - 0.7%
MongoDB, Inc. Class A (a)	242,327	61,154
Okta, Inc. (a)	2,347,362	220,511
Shopify, Inc. Class A (a)	1,113,747	68,213
Snowflake, Inc. (a)	584,930	76,263
X Holdings Corp. Class A (a)(c)(d)	196,600	5,493
		431,634
Semiconductors & Semiconductor Equipment - 22.2%
Advanced Micro Devices, Inc. (a)	1,442,784	208,453
Allegro MicroSystems LLC (a)	979,760	23,553
Applied Materials, Inc.	155,635	33,026
ASML Holding NV (depository receipt)	154,631	144,843
Astera Labs, Inc.	436,823	19,150
Astera Labs, Inc.	2,491,651	109,234
Broadcom, Inc.	1,995,360	320,614
Enphase Energy, Inc. (a)	241,960	27,852
First Solar, Inc. (a)	131,077	28,311
GlobalFoundries, Inc. (a)	5,731,047	292,341
Impinj, Inc. (a)	281,621	44,859
Lam Research Corp.	72,986	67,238
Marvell Technology, Inc.	27,367,010	1,833,042
Micron Technology, Inc.	1,566,802	172,066
Monolithic Power Systems, Inc.	310,968	268,393
NVIDIA Corp. (h)	75,043,545	8,781,595
NXP Semiconductors NV	3,686,855	970,233
ON Semiconductor Corp. (a)	4,462,356	349,179
Qorvo, Inc. (a)	277,612	33,258
Qualcomm, Inc.	655,740	118,656
Synaptics, Inc. (a)	75,239	6,570
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	2,787,932	462,239
Teradyne, Inc.	1,309,146	171,708
Xsight Labs Ltd. warrants 1/11/34 (a)(c)(d)	130,829	276
		14,486,689
Software - 10.1%
Adobe, Inc. (a)	132,781	73,249
Applied Intuition, Inc. Class A (c)(d)	33,762	2,015
AppLovin Corp. Class A, (a)	409,380	31,563
Atom Tickets LLC (a)(c)(d)(f)	1,204,239	0
CoreWeave, Inc. Class A (d)	148,061	115,194
Datadog, Inc. Class A (a)	640,386	74,567
Figma, Inc. (c)(d)	253,830	5,886
HubSpot, Inc. (a)	305,629	151,907
Intuit, Inc.	257,423	166,643
Life360, Inc.	422,656	14,180
Microsoft Corp.	13,056,976	5,462,386
Onestream, Inc. (b)	85,500	2,381
Oracle Corp.	708,043	98,737
Palantir Technologies, Inc. Class A (a)	782,894	21,052
Pine Labs Private Ltd. (a)(c)(d)	9,912	3,197
SAP SE sponsored ADR	154,200	32,629
ServiceNow, Inc. (a)	229,777	187,128
Stripe, Inc. Class B (a)(c)(d)	173,600	4,776
Synopsys, Inc. (a)	80,450	44,917
Tanium, Inc. Class B (a)(c)(d)	554,900	4,822
Zoom Video Communications, Inc. Class A (a)	1,009,998	61,004
		6,558,233
Technology Hardware, Storage & Peripherals - 11.6%
Apple, Inc.	32,887,845	7,303,733
Dell Technologies, Inc.	1,066,657	121,258
Western Digital Corp. (a)	1,707,167	114,466
		7,539,457
TOTAL INFORMATION TECHNOLOGY		29,204,941
MATERIALS - 0.7%
Chemicals - 0.1%
Linde PLC	65,261	29,596
Sherwin-Williams Co.	81,286	28,515
Westlake Corp.	70,400	10,409
		68,520
Construction Materials - 0.2%
CRH PLC	254,966	21,851
Eagle Materials, Inc.	121,774	33,159
Grasim Industries Ltd.	575,900	19,099
Martin Marietta Materials, Inc.	51,090	30,314
Vulcan Materials Co.	114,177	31,343
		135,766
Containers & Packaging - 0.1%
Aptargroup, Inc.	55,500	8,157
Crown Holdings, Inc.	98,000	8,693
International Paper Co.	284,900	13,242
Smurfit Westrock PLC	141,200	6,331
		36,423
Metals & Mining - 0.3%
ATI, Inc. (a)	730,955	49,493
Carpenter Technology Corp.	628,919	91,740
Freeport-McMoRan, Inc.	582,860	26,468
Hindalco Industries Ltd.	824,500	6,594
Welspun Gujarat Stahl Rohren Ltd.	2,887,200	22,093
		196,388
TOTAL MATERIALS		437,097
REAL ESTATE - 0.3%
Equity Real Estate Investment Trusts (REITs) - 0.2%
Welltower, Inc.	1,176,847	130,924
Real Estate Management & Development - 0.1%
Zillow Group, Inc. Class C (a)(b)	925,355	45,065
TOTAL REAL ESTATE		175,989
TOTAL COMMON STOCKS (Cost $27,281,745)		64,302,237

Preferred Stocks - 1.4%
	Shares	Value ($) (000s)
Convertible Preferred Stocks - 1.4%
COMMUNICATION SERVICES - 0.1%
Interactive Media & Services - 0.1%
ByteDance Ltd. Series E1 (a)(c)(d)	293,038	67,346

CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.0%
Neutron Holdings, Inc.:
Series 1C(a)(c)(d)	50,654,200	1,560
Series 1D(a)(c)(d)	85,315,542	2,628
Rad Power Bikes, Inc.:
Series A(a)(c)(d)	120,997	30
Series C(a)(c)(d)	476,111	229
Series D(a)(c)(d)	867,000	624
Waymo LLC Series A2 (a)(c)(d)	81,316	5,041
		10,112
Broadline Retail - 0.1%
Meesho:
Series D2(c)(d)	199,367	11,119
Series E(c)(d)	33,209	1,852
Series E1(c)(d)	39,951	2,228
Series F(a)(c)(d)	577,413	32,762
		47,961
Hotels, Restaurants & Leisure - 0.0%
Discord, Inc. Series I (a)(c)(d)	6,100	1,619
MOD Super Fast Pizza Holdings LLC:
Series 3(a)(c)(d)(f)	68,723	0
Series 4(a)(c)(d)(f)	6,272	0
Series 5(a)(c)(d)(f)	25,187	0
		1,619
TOTAL CONSUMER DISCRETIONARY		59,692

CONSUMER STAPLES - 0.0%
Consumer Staples Distribution & Retail - 0.0%
GoBrands, Inc.:
Series G(a)(c)(d)	166,200	4,115
Series H(a)(c)(d)	104,029	3,313
		7,428
Food Products - 0.0%
AgBiome LLC Series C (a)(c)(d)	1,091,300	0

Tobacco - 0.0%
JUUL Labs, Inc.:
Series C(a)(c)(d)	2,570,575	2,751
Series D(a)(c)(d)	13,822	15
Series E(a)(c)(d)	14,959	16
		2,782
TOTAL CONSUMER STAPLES		10,210

FINANCIALS - 0.1%
Financial Services - 0.1%
Akeana Series C (c)(d)	363,100	4,782
Tenstorrent Holdings, Inc.:
Series C1(c)(d)	150,460	11,175
Series D1(c)(d)	102,500	8,080
Series D2(c)(d)	47,443	3,605
		27,642
HEALTH CARE - 0.0%
Biotechnology - 0.0%
Castle Creek Biosciences, Inc.:
Series B(a)(c)(d)	3,301	715
Series D2(a)(c)(d)	5,347	1,089
		1,804
Health Care Equipment & Supplies - 0.0%
Blink Health LLC:
Series C(a)(c)(d)	170,685	7,169
Series D(c)(d)	38,410	1,613
		8,782
TOTAL HEALTH CARE		10,586

INDUSTRIALS - 0.5%
Aerospace & Defense - 0.5%
ABL Space Systems:
Series B(a)(c)(d)	270,130	6,480
Series B2(a)(c)(d)	141,569	3,749
Series C1(c)(d)	41,250	821
Relativity Space, Inc. Series E (a)(c)(d)	2,480,614	53,432
Space Exploration Technologies Corp.:
Series G(a)(c)(d)	98,074	109,843
Series H(a)(c)(d)	25,767	28,859
Series J(c)(d)	5,376	6,021
Series N(a)(c)(d)	79,406	88,935
		298,140
Air Freight & Logistics - 0.0%
Zipline International, Inc. Series G (c)(d)	281,500	11,809

Construction & Engineering - 0.0%
Beta Technologies, Inc. Series A (a)(c)(d)	101,010	11,132

TOTAL INDUSTRIALS		321,081

INFORMATION TECHNOLOGY - 0.5%
Electronic Equipment, Instruments & Components - 0.0%
CelLink Corp. Series D (a)(c)(d)	771,513	5,763
Enevate Corp. Series E (a)(c)(d)	12,084,432	8,459
Frore Systems, Inc. Series C (c)(d)	366,694	5,918
Menlo Micro, Inc. Series C (a)(c)(d)	4,680,700	3,276
		23,416
IT Services - 0.0%
Gupshup, Inc. (a)(c)(d)	709,497	6,265
Yanka Industries, Inc. Series F (a)(c)(d)	508,854	3,160
		9,425
Semiconductors & Semiconductor Equipment - 0.1%
Alif Semiconductor Series C (a)(c)(d)	391,847	7,265
Retym, Inc. Series C (a)(c)(d)	810,037	6,983
Sima Technologies, Inc.:
Series B(a)(c)(d)	2,821,200	18,422
Series B1(a)(c)(d)	188,978	1,427
Xsight Labs Ltd.:
Series D(a)(c)(d)	1,192,000	6,628
Series D1(c)(d)	436,098	3,454
		44,179
Software - 0.4%
Algolia, Inc. Series D (a)(c)(d)	276,495	4,612
Anthropic PBC Series D (c)(d)	393,051	11,792
Applied Intuition, Inc.:
Series A2(c)(d)	43,948	2,623
Series B2(c)(d)	21,192	1,265
Bolt Technology OU Series E (a)(c)(d)	170,267	22,940
CoreWeave, Inc. Series C (c)(d)	9,498	7,634
Databricks, Inc.:
Series G(a)(c)(d)	437,958	33,872
Series H(a)(c)(d)	273,924	21,185
Series I(c)(d)	6,675	516
Dataminr, Inc. Series D (a)(c)(d)	277,250	3,521
Moloco, Inc. Series A (a)(c)(d)	103,822	5,661
Mountain Digital, Inc. Series D (a)(c)(d)	524,265	7,025
Pine Labs Private Ltd.:
Series 1(a)(c)(d)	23,689	7,641
Series A(a)(c)(d)	5,920	1,910
Series B(a)(c)(d)	6,440	2,077
Series B2(a)(c)(d)	5,209	1,680
Series C(a)(c)(d)	9,690	3,126
Series C1(a)(c)(d)	2,041	658
Series D(a)(c)(d)	2,183	704
Skyryse, Inc. Series B (a)(c)(d)	560,000	11,872
Stripe, Inc.:
Series H(a)(c)(d)	73,100	2,011
Series I(a)(c)(d)	1,129,819	31,081
xAI Corp. Series B (c)(d)	3,688,585	44,152
		229,558
Technology Hardware, Storage & Peripherals - 0.0%
Lightmatter, Inc.:
Series C(a)(c)(d)	372,617	8,149
Series C2(c)(d)	58,528	1,528
		9,677
TOTAL INFORMATION TECHNOLOGY		316,255

MATERIALS - 0.1%
Metals & Mining - 0.1%
Diamond Foundry, Inc. Series C (a)(c)(d)	2,271,329	62,552

UTILITIES - 0.0%
Independent Power and Renewable Electricity Producers - 0.0%
Redwood Materials:
Series C(a)(c)(d)	341,408	12,181
Series D(a)(c)(d)	97,832	3,491
		15,672
TOTAL CONVERTIBLE PREFERRED STOCKS		891,036
Nonconvertible Preferred Stocks - 0.0%
HEALTH CARE - 0.0%
Biotechnology - 0.0%
Castle Creek Biosciences, Inc. Series A4 (a)(c)(d)	29,758	6,710

TOTAL PREFERRED STOCKS (Cost $875,752)		897,746

Convertible Bonds - 0.0%
	Principal Amount (i) (000s)	Value ($) (000s)
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Neutron Holdings, Inc.:
4% 5/22/27 (c)(d)	2,433	3,101
4% 6/12/27 (c)(d)	647	825
6.5% 10/29/26 (c)(d)(j)	22,340	22,404
(Cost $25,420)		26,330

Preferred Securities - 0.0%
	Principal Amount (i) (000s)	Value ($) (000s)
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Rad Power Bikes, Inc. 8% 12/31/25 (c)(d)	981	1,428
INFORMATION TECHNOLOGY - 0.0%
Electronic Equipment, Instruments & Components - 0.0%
Enevate Corp. 6% (c)(d)(k)	628	713
Semiconductors & Semiconductor Equipment - 0.0%
Sima Technologies, Inc. 10% 12/31/27 (c)(d)	2,800	2,829
TOTAL INFORMATION TECHNOLOGY		3,542
TOTAL PREFERRED SECURITIES (Cost $4,409)		4,970

Money Market Funds - 0.3%
	Shares	Value ($) (000s)
Fidelity Cash Central Fund 5.39% (l)	34,912,555	34,920
Fidelity Securities Lending Cash Central Fund 5.39% (l)(m)	200,800,764	200,821
TOTAL MONEY MARKET FUNDS (Cost $235,741)		235,741

Purchased Options - 0.0%
	Counterparty	Number of Contracts	Notional Amount ($) (000s)	Exercise Price ($)	Expiration Date	Value ($) (000s)
Put Options
NVIDIA Corp.	Chicago Board Options Exchange	6,000	70,212	80	09/20/24	504

						504
TOTAL PURCHASED OPTIONS (Cost $3,764)						504

TOTAL INVESTMENT IN SECURITIES - 100.3% (Cost $28,426,831)	65,467,528
NET OTHER ASSETS (LIABILITIES) - (0.3)%	(226,935)
NET ASSETS - 100.0%	65,240,593

Written Options
	Counterparty	Number of Contracts	Notional Amount ($) (000s)	Exercise Price ($)	Expiration Date	Value ($) (000s)
Call Options
NVIDIA Corp.	Chicago Board Options Exchange	6,000	70,212	114.00	09/20/24	(7,605)

Any values shown as $0 in the Consolidated Schedule of Investments may reflect amounts less than $500.
Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,510,978,000 or 2.3% of net assets.

(d)	Level 3 security
(e)	Affiliated company
(f)	Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.
(g)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $48,216,000 or 0.1% of net assets.

(h)	Security or a portion of the security is pledged as collateral for options written. At period end, the value of securities pledged amounted to $70,212,000.
(i)	Amount is stated in United States dollars unless otherwise noted.
(j)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(k)	Security is perpetual in nature with no stated maturity date.
(l)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(m)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($) (000s)
ABL Space Systems warrants 12/14/30	12/14/23	0

ABL Space Systems Series B	3/24/21	12,165

ABL Space Systems Series B2	10/22/21	9,626

ABL Space Systems Series C1	12/14/23	1,349

AgBiome LLC Series C	6/29/18	6,912

Akeana Series C	1/23/24	4,633

Algolia, Inc. Series D	7/23/21	8,086

Alif Semiconductor Series C	3/08/22	7,954

Ant International Co. Ltd. Class C	5/16/18	12,251

Anthropic PBC Series D	5/31/24	11,793

Applied Intuition, Inc. Class A	7/02/24	2,016

Applied Intuition, Inc. Series A2	7/02/24	2,623

Applied Intuition, Inc. Series B2	7/02/24	1,265

Atom Tickets LLC	8/15/17	7,000

Beta Technologies, Inc. Series A	4/09/21	7,401

Bird Global, Inc.	5/11/21	18,211

Blink Health LLC Series A1	12/30/20 - 6/17/24	1,807

Blink Health LLC Series C	11/07/19 - 7/14/21	6,515

Blink Health LLC Series D	6/17/24 - 6/25/24	1,613

Bolt Technology OU Series E	1/03/22	44,235

Bowery Farming, Inc. warrants	10/25/23	0

ByteDance Ltd. Series E1	11/18/20	32,109

Castle Creek Biosciences, Inc. Series A4	9/29/16	9,831

Castle Creek Biosciences, Inc. Series B	10/09/18	1,360

Castle Creek Biosciences, Inc. Series D2	6/28/21	917

CelLink Corp. Series D	1/20/22	16,066

CoreWeave, Inc. Series C	5/17/24	7,399

Databricks, Inc. Series G	2/01/21	25,893

Databricks, Inc. Series H	8/31/21	20,129

Databricks, Inc. Series I	9/14/23	491

Dataminr, Inc. Series D	3/06/15	3,535

Diamond Foundry, Inc. Series C	3/15/21	54,512

Discord, Inc. Series I	9/15/21	3,359

Enevate Corp. Series E	1/29/21	13,398

Enevate Corp. 6%	11/02/23	628

Epic Games, Inc.	7/30/20	3,525

Fanatics, Inc. Class A	8/13/20 - 10/24/22	78,990

Figma, Inc.	5/15/24	5,887

Frore Systems, Inc. Series C	5/10/24	5,893

GoBrands, Inc. Series G	3/02/21	41,503

GoBrands, Inc. Series H	7/22/21	40,414

Gupshup, Inc.	6/08/21	16,223

JUUL Labs, Inc. Class A	12/20/17	453

JUUL Labs, Inc. Class B	11/21/17	0

JUUL Labs, Inc. Series C	5/22/15 - 7/06/18	0

JUUL Labs, Inc. Series D	6/25/18 - 7/06/18	0

JUUL Labs, Inc. Series E	12/20/17	321

Lenskart Solutions Pvt Ltd.	4/30/24	29,540

Lightmatter, Inc. Series C	5/19/23	6,132

Lightmatter, Inc. Series C2	12/18/23	1,522

Meesho Series D2	7/15/24	11,165

Meesho Series E	7/15/24	1,860

Meesho Series E1	4/18/24	2,237

Meesho Series F	9/21/21 - 7/15/24	43,634

Menlo Micro, Inc. Series C	2/09/22	6,204

MOD Super Fast Pizza Holdings LLC Series 3	11/03/16	9,415

MOD Super Fast Pizza Holdings LLC Series 4	12/14/17	878

MOD Super Fast Pizza Holdings LLC Series 5	5/15/19	3,590

Moloco, Inc. Series A	6/26/23	6,229

Mountain Digital, Inc. Series D	11/05/21	12,040

MultiPlan Corp. warrants	10/08/20	0

Neutron Holdings, Inc.	2/04/21	72

Neutron Holdings, Inc. Series 1C	7/03/18	9,262

Neutron Holdings, Inc. Series 1D	1/25/19	20,689

Neutron Holdings, Inc. 4% 5/22/27	6/04/20	2,433

Neutron Holdings, Inc. 4% 6/12/27	6/12/20	647

Neutron Holdings, Inc. 6.5% 10/29/26	10/29/21 - 4/29/24	22,340

Pine Labs Private Ltd.	6/30/21	3,696

Pine Labs Private Ltd. Series 1	6/30/21	8,833

Pine Labs Private Ltd. Series A	6/30/21	2,207

Pine Labs Private Ltd. Series B	6/30/21	2,401

Pine Labs Private Ltd. Series B2	6/30/21	1,942

Pine Labs Private Ltd. Series C	6/30/21	3,613

Pine Labs Private Ltd. Series C1	6/30/21	761

Pine Labs Private Ltd. Series D	6/30/21	814

Rad Power Bikes, Inc.	1/21/21	4,477

Rad Power Bikes, Inc. warrants 10/6/33	10/06/23	0

Rad Power Bikes, Inc. Series A	1/21/21	584

Rad Power Bikes, Inc. Series C	1/21/21	2,297

Rad Power Bikes, Inc. Series D	9/17/21	8,309

Rad Power Bikes, Inc. 8% 12/31/25	10/06/23	981

Rapyd Financial Network 2016 Ltd.	3/30/21	15,000

Redwood Materials Series C	5/28/21	16,184

Redwood Materials Series D	6/02/23	4,670

Relativity Space, Inc. Series E	5/27/21	56,645

Retym, Inc. Series C	5/17/23 - 6/20/23	6,303

Sima Technologies, Inc. Series B	5/10/21	14,465

Sima Technologies, Inc. Series B1	4/25/22	1,340

Sima Technologies, Inc. 10% 12/31/27	4/08/24 - 7/05/24	2,800

Skyryse, Inc. Series B	10/21/21	13,821

Space Exploration Technologies Corp.	10/16/15 - 5/24/22	55,406

Space Exploration Technologies Corp. Class C	9/11/17	376

Space Exploration Technologies Corp. Series G	1/20/15 - 9/07/23	8,181

Space Exploration Technologies Corp. Series H	8/04/17	3,479

Space Exploration Technologies Corp. Series J	9/07/23	4,355

Space Exploration Technologies Corp. Series N	8/04/20	21,440

Stripe, Inc. Class B	5/18/21	6,966

Stripe, Inc. Series H	3/15/21	2,933

Stripe, Inc. Series I	3/20/23 - 5/12/23	22,748

Tanium, Inc. Class B	4/21/17	2,755

Tenstorrent Holdings, Inc. Series C1	4/23/21	8,946

Tenstorrent Holdings, Inc. Series D1	7/16/24	8,080

Tenstorrent Holdings, Inc. Series D2	7/17/24	3,605

Tory Burch LLC	5/14/15	20,890

Veterinary Emergency Group LLC Class A	9/16/21 - 3/17/22	21,636

Waymo LLC Series A2	5/08/20	6,982

X Holdings Corp. Class A	10/25/22	19,660

xAI Corp. Series B	5/13/24	44,152

Xsight Labs Ltd. warrants 1/11/34	1/11/24	0

Xsight Labs Ltd. Series D	2/16/21	9,531

Xsight Labs Ltd. Series D1	1/11/24	3,487

Yanka Industries, Inc. Series F	4/08/21	16,221

Zipline International, Inc. Series G	6/07/24	11,808

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	35,306	3,456,844	3,457,227	3,656	(3)	-	34,920	0.1%
Fidelity Securities Lending Cash Central Fund 5.39%	735,437	2,506,793	3,041,409	981	-	-	200,821	0.9%
Total	770,743	5,963,637	6,498,636	4,637	(3)	-	235,741

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Consolidated Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are presented in the table below. Certain corporate actions, such as mergers, are excluded from the amounts in this table if applicable. A dash in the Value end of period ($) column means either the issuer is no longer held at period end, or the issuer is held at period end but is no longer an affiliate.
Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Abercrombie & Fitch Co. Class A	45,361	69,020	101,463	-	59,468	197,896	-
American Eagle Outfitters, Inc.	166,179	2,398	63,995	4,872	(8,783)	100,796	-
RH	296,343	82,753	13,386	-	(1,491)	(67,881)	296,338
The Real Good Food Co. LLC Class B	-	-	-	-	-	-	-
The Real Good Food Co. LLC Class B unit	5,301	-	-	-	-	(4,657)	644
Warby Parker, Inc.	83,231	2,394	6,137	-	(12,365)	21,651	88,774
Total	596,415	156,565	184,981	4,872	36,829	247,805	385,756

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Consolidated Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	10,194,845	10,123,820	-	71,025
Consumer Discretionary	12,712,407	12,348,219	135,263	228,925
Consumer Staples	775,554	765,305	-	10,249
Energy	919,412	919,412	-	-
Financials	2,384,481	2,248,891	57,110	78,480
Health Care	5,053,927	4,968,115	35,908	49,904
Industrials	2,946,851	2,282,474	8,114	656,263
Information Technology	29,521,196	29,063,282	-	457,914
Materials	499,649	437,097	-	62,552
Real Estate	175,989	175,989	-	-
Utilities	15,672	-	-	15,672

Corporate Bonds	26,330	-	-	26,330

Preferred Securities	4,970	-	-	4,970

Money Market Funds	235,741	235,741	-	-

Purchased Options	504	504	-	-
Total Investments in Securities:	65,467,528	63,568,849	236,395	1,662,284

Net Unrealized Appreciation on Unfunded Commitments	72	-	-	72
Total	72	-	-	72
Derivative Instruments: Liabilities
Written Options	(7,605)	(7,605)	-	-
Total Liabilities	(7,605)	(7,605)	-	-
Total Derivative Instruments:	(7,605)	(7,605)	-	-
The following is a reconciliation of consolidated  Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Industrials
Beginning Balance	$477,140
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	160,966
Cost of Purchases	18,157
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$656,263
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2024	$160,966
Other Investments in Securities
Beginning Balance	$1,022,619
Net Realized Gain (Loss) on Investment Securities	1,851
Net Unrealized Gain (Loss) on Investment Securities	(29,012)
Cost of Purchases	206,109
Proceeds of Sales	(87,652)
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	(107,894)
Ending Balance	$1,006,021
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2024	$(42,410)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions, corporate actions or exchanges. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's consolidated Statement of Operations.

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2024. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Consolidated Financial Statements.

Primary Risk Exposure / Derivative Type	Value
(Amounts in thousands)	Asset ($)	Liability ($)
Equity Risk
Purchased Options (a)	504	0
Written Options (b)	0	(7,605)
Total Equity Risk	504	(7,605)
Total Value of Derivatives	504	(7,605)

(a)Gross value is presented in the Consolidated Statement of Assets and Liabilities in the Investments in Securities at value line-item.
(b)Gross value is presented in the Consolidated Statement of Assets and Liabilities in the written options, at value line-item.
Consolidated Financial Statements
Consolidated Statement of Assets and Liabilities
As of July 31, 2024 Amounts in thousands (except per-share amounts)
Assets
Investment in securities, at value (including securities loaned of $197,694) - See accompanying schedule:
Unaffiliated issuers (cost $27,861,895)	$64,846,031
Fidelity Central Funds (cost $235,741)	235,741
Other affiliated issuers (cost $329,195)	385,756

Total Investment in Securities (cost $28,426,831)		$65,467,528
Restricted cash		1,527
Foreign currency held at value (cost $40)		40
Receivable for investments sold		78,977
Unrealized appreciation on unfunded commitments		72
Receivable for fund shares sold		69,442
Dividends receivable		10,392
Interest receivable		885
Distributions receivable from Fidelity Central Funds		161
Prepaid expenses		15
Other receivables		1,032
Total assets		65,630,071
Liabilities
Payable for investments purchased	$86,702
Payable for fund shares redeemed	32,016
Accrued management fee	28,592
Written options, at value (premium received $4,976)	7,605
Deferred taxes	31,913
Other payables and accrued expenses	1,867
Collateral on securities loaned	200,783
Total liabilities		389,478
Commitments and contingent liabilities (see Commitments note)
Net Assets		$65,240,593
Net Assets consist of:
Paid in capital		$24,987,255
Total accumulated earnings (loss)		40,253,338
Net Assets		$65,240,593

Net Asset Value and Maximum Offering Price
Blue Chip Growth :
Net Asset Value, offering price and redemption price per share ($59,681,817 ÷ 280,062 shares)		$213.10
Class K :
Net Asset Value, offering price and redemption price per share ($5,558,776 ÷ 25,931 shares)		$214.37
Consolidated Statement of Operations
Year ended July 31, 2024 Amounts in thousands
Investment Income
Dividends (including $4,872 earned from affiliated issuers)		$250,423
Interest		1,294
Income from Fidelity Central Funds (including $981 from security lending)		4,637
Total income		256,354
Expenses
Management fee
Basic fee	$309,879
Performance adjustment	(77,204)
Transfer agent fees	36,151
Accounting fees	1,337
Custodian fees and expenses	568
Independent trustees' fees and expenses	255
Registration fees	548
Audit fees	185
Legal	94
Interest	226
Miscellaneous	549
Total expenses before reductions	272,588
Expense reductions	(3,274)
Total expenses after reductions		269,314
Net Investment income (loss)		(12,960)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $5,255)	3,724,333
Redemptions in-kind	939,644
Fidelity Central Funds	(3)
Other affiliated issuers	36,829
Foreign currency transactions	1,370
Written options	2,306
Total net realized gain (loss)		4,704,479
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $12,676)	10,159,229
Affiliated issuers	247,805
Unfunded commitments	72
Assets and liabilities in foreign currencies	(4)
Written options	(2,629)
Total change in net unrealized appreciation (depreciation)		10,404,473
Net gain (loss)		15,108,952
Net increase (decrease) in net assets resulting from operations		$15,095,992
Consolidated Statement of Changes in Net Assets

Amount in thousands	Year ended July 31, 2024	Year ended July 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(12,960)	$(37,165)
Net realized gain (loss)	4,704,479	817,436
Change in net unrealized appreciation (depreciation)	10,404,473	8,879,299
Net increase (decrease) in net assets resulting from operations	15,095,992	9,659,570
Distributions to shareholders	(486,357)	(195,822)

Share transactions - net increase (decrease)	886,066	(825,802)
Total increase (decrease) in net assets	15,495,701	8,637,946

Net Assets
Beginning of period	49,744,892	41,106,946
End of period	$65,240,593	$49,744,892

Consolidated Financial Highlights
Fidelity® Blue Chip Growth Fund

Years ended July 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$164.62	$132.94	$187.79	$138.12	$103.05
Income from Investment Operations
Net investment income (loss) A,B	(.06)	(.13)	(.50)	(.73)	(.17)
Net realized and unrealized gain (loss)	50.16	32.45	(38.32)	60.84	39.23
Total from investment operations	50.10	32.32	(38.82)	60.11	39.06
Distributions from net realized gain	(1.62)	(.64)	(16.03)	(10.44)	(3.99)
Total distributions	(1.62)	(.64)	(16.03)	(10.44)	(3.99)
Net asset value, end of period	$213.10	$164.62	$132.94	$187.79	$138.12
Total Return C	30.74%	24.43%	(22.85)%	45.70%	39.45%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.50%	.69%	.76%	.79%	.79%
Expenses net of fee waivers, if any	.49%	.68%	.76%	.79%	.79%
Expenses net of all reductions	.49%	.68%	.76%	.78%	.78%
Net investment income (loss)	(.03)%	(.10)%	(.31)%	(.44)%	(.16)%
Supplemental Data
Net assets, end of period (in millions)	$59,682	$45,272	$36,726	$48,318	$31,023
Portfolio turnover rate F,G	22%	19%	34%	41%	49%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Consolidated Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
GPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity® Blue Chip Growth Fund Class K

Years ended July 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$165.45	$133.48	$188.45	$138.50	$103.24
Income from Investment Operations
Net investment income (loss) A,B	.10	(.01)	(.37)	(.60)	(.08)
Net realized and unrealized gain (loss)	50.44	32.62	(38.45)	61.04	39.33
Total from investment operations	50.54	32.61	(38.82)	60.44	39.25
Distributions from net realized gain	(1.62)	(.64)	(16.15)	(10.49)	(3.99)
Total distributions	(1.62)	(.64)	(16.15)	(10.49)	(3.99)
Net asset value, end of period	$214.37	$165.45	$133.48	$188.45	$138.50
Total Return C	30.85%	24.55%	(22.78)%	45.83%	39.57%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.42%	.59%	.68%	.71%	.70%
Expenses net of fee waivers, if any	.41%	.59%	.68%	.71%	.69%
Expenses net of all reductions	.41%	.59%	.68%	.70%	.69%
Net investment income (loss)	.05%	(.01)%	(.23)%	(.36)%	(.07)%
Supplemental Data
Net assets, end of period (in millions)	$5,559	$4,473	$4,380	$8,635	$6,625
Portfolio turnover rate F,G	22%	19%	34%	41%	49%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Consolidated Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
GPortfolio turnover rate excludes securities received or delivered in-kind.
Notes to Consolidated Financial Statements

For the period ended July 31, 2024
(Amounts in thousands except percentages)

1. Organization.
Fidelity Blue Chip Growth Fund (the Fund) is a non-diversified fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Blue Chip Growth and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Consolidated Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the consolidated financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the consolidated financial statements were issued have been evaluated in the preparation of the consolidated financial statements. The Fund's Consolidated Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds and preferred securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in InputA

Equities	$1,630,984	Recovery value	Recovery value	$0.00	Increase
		Market approach	Transaction price	$1.10 - $215.03 / $41.58	Increase
			Discount rate	10.0% - 55.0% / 24.0%	Decrease
			Premium rate	10.0% - 30.0% / 20.3%	Increase
		Market comparable	Enterprise value/Revenue multiple (EV/R)	0.8 - 61.0 / 9.4	Increase
			Enterprise value/EBITDA multiple (EV/EBITDA)	6.5 - 21.3 / 21.0	Increase
		Discounted cash flow	Weighted average cost of capital (WACC)	30.6%	Decrease
			Yield	33.0%	Decrease
			Exit multiple	1.5	Increase
		Book value	Book value multiple	1.6	Increase
		Black scholes	Discount rate	4.1% - 5.0% / 4.2%	Increase
			Volatility	40.0% - 100.0% / 70.2%	Increase
			Term	0.7 - 5.0 / 3.4	Increase
Corporate Bonds	$26,330	Market comparable	Enterprise value/Revenue multiple (EV/R)	2.0	Increase
			Discount rate	29.2%	Decrease
			Probability rate	10.0% - 75.0% / 33.3%	Increase
		Black scholes	Discount rate	4.6%	Increase
			Volatility	75.0%	Increase
			Term	1.4	Increase
		Recovery value	Recovery value	$0.00	Increase
Preferred Securities	$4,970	Market approach	Transaction price	$100.00	Increase
			Discount rate	35.4% - 37.9% / 37.4%	Decrease
			Probability rate	0.0% - 60.0% / 36.4%	Increase
		Market comparable	Enterprise value/Revenue multiple (EV/R)	1.6	Increase
		Black scholes	Discount rate	4.4% - 5.4% / 4.8%	Increase
			Volatility	50.0% - 100.0% / 60.1%	Increase
			Term	0.3 - 2.1 / 1.2	Increase

A Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2024, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Consolidated Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Consolidated Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Consolidated Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Consolidated Statement of Assets and Liabilities in dividends receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Consolidated Statement of Operations in dividends. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying consolidated financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Consolidated Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Blue Chip Growth Fund	$1,002

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2024, the Fund did not have any unrecognized tax benefits in the consolidated financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes on the Consolidated Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the consolidated financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), redemptions in-kind, partnerships, deferred Trustee compensation, losses deferred due to wash sales, options and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$38,770,421
Gross unrealized depreciation	(2,013,352)
Net unrealized appreciation (depreciation)	$36,757,069
Tax Cost	$28,702,927

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$137,063
Undistributed long-term capital gain	$3,393,929
Net unrealized appreciation (depreciation) on securities and other investments	$36,754,732

The tax character of distributions paid was as follows:

	July 31, 2024	July 31, 2023
Long-term Capital Gains	486,357	195,822

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Consolidated Schedule of Investments, if applicable.

Commitments. A commitment is an agreement to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Commitments outstanding at period end are presented in the table below. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Consolidated Statement of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Consolidated Statement of Operations, as applicable based on contractual conditions of each commitment.

	Investment to be Acquired	Commitment Amount ($)	Unrealized Appreciation (Depreciation)($)
Fidelity Blue Chip Growth Fund	Space Exploration Technologies Corp. Class A	636	-
Fidelity Blue Chip Growth Fund	Space Exploration Technologies Corp. Class C	5,143	-
Fidelity Blue Chip Growth Fund	JUUL Labs, Inc. Class A	29,626	72

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	Amount ($)	% of Net Assets
Fidelity Blue Chip Growth Fund	41,772.06

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Consolidated Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Consolidated Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Consolidated Statement of Assets and Liabilities, if applicable.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Consolidated Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Consolidated Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)($)	Change in Net Unrealized Appreciation (Depreciation)($)
Fidelity Blue Chip Growth Fund
Equity Risk
Purchased Options	(2,283)	(3,260)
Written Options	2,306	(2,629)
Total Equity Risk	23	(5,889)
Totals	23	(5,889)

If there are any open positions at period end, a summary of the value of derivatives by primary risk exposure is included at the end of the Consolidated Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. Exchange-traded and/or OTC options were used to manage exposure to the market.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected in total accumulated earnings (loss) in the Consolidated Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed, a gain or loss is realized depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included in the Consolidated Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are presented in the Consolidated Statement of Operations.

Any open options at period end are presented in the Consolidated Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable, and are representative of volume of activity during the period unless an average notional amount is presented.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Blue Chip Growth Fund	13,703,989	12,173,776

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the "Net realized gain (loss) on: Redemptions in-kind" line in the accompanying Consolidated Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Consolidated Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity Blue Chip Growth Fund	5,684	939,644	1,176,166

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Consolidated Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity Blue Chip Growth Fund	4,731	290,079	606,525
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

Effective March 1, 2024, the Fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. The management fee is determined by calculating a basic fee and then applying a performance adjustment. When determining a class's basic fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual basic fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Blue Chip Growth	.63
Class K	.54

One-twelfth of the basic fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the basic fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the portion of the reporting period on or after March 1, 2024, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Blue Chip Growth	.61
Class K	.53

Prior to March 1, 2024, the management fee was the sum of an individual fund fee rate that was based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate was based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreased as assets under management increased and increased as assets under management decreased. For the portion of the reporting period prior to March 1, 2024, the total annualized management fee rate was .52%.

The performance adjustment rate is calculated monthly by comparing over the performance period the Fund's performance to that of the performance adjustment index listed below.

Performance Adjustment Index
Fidelity Blue Chip Growth Fund	Russell 1000 Growth Index

For the purposes of calculating the performance adjustment for the Fund, the Fund's investment performance is based on the performance of Blue Chip Growth. To the extent that other classes of the Fund have higher expenses, this could result in those classes bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered. The performance period is the most recent 36 month period. The maximum annualized performance adjustment rate is ± .20% of the Fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the Fund's average net assets over the performance period, and the resulting dollar amount is proportionately added to or subtracted from a class's basic fee. For the entire reporting period, the total annual performance adjustment was (.14)%.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. Effective March 1, 2024, the Fund's management contract was amended to incorporate transfer agent services and associated fees previously covered under a separate services agreement. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

During the period December 1, 2023 through February 29, 2024, the transfer agent fees for each class were a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Blue Chip Growth	.1305
Class K	.0420

Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K. FIIOC received an asset-based fee of Class K's average net assets. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

	Amount ($)	% of Class-Level Average Net Assets
Blue Chip Growth	35,085.13
Class K	1,066.04
	36,151

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. Effective March 1, 2024, the Fund's management contract was amended to incorporate accounting services and associated fees previously covered under a separate services agreement.

During the period December 1, 2023 through February 29, 2024, the accounting fees were a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Blue Chip Growth Fund	.0045

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Blue Chip Growth Fund	- A

A Amount represents less than .005%

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Consolidated Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Blue Chip Growth Fund	217

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
Fidelity Blue Chip Growth Fund	Borrower	18,710	5.57%	226

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss)($)
Fidelity Blue Chip Growth Fund	620,513	524,038	56,245
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Consolidated Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount ($)
Fidelity Blue Chip Growth Fund	90
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Consolidated Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Consolidated Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Consolidated Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Blue Chip Growth Fund	101	171	-
9. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $5.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $3,269.
10. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended July 31, 2024	Year ended July 31, 2023
Fidelity Blue Chip Growth Fund
Distributions to shareholders
Blue Chip Growth	$443,550	$175,348
Class K	42,807	20,474
Total	$486,357	$195,822
11. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2024	Year ended July 31, 2023	Year ended July 31, 2024	Year ended July 31, 2023
Fidelity Blue Chip Growth Fund
Blue Chip Growth
Shares sold	48,330	43,972	$9,118,148	$5,714,869
Reinvestment of distributions	2,484	1,237	405,114	162,230
Shares redeemed	(45,754)	(46,469)	(8,460,461)	(5,985,882)
Net increase (decrease)	5,060	(1,260)	$1,062,801	$(108,783)
Class K
Shares sold	7,166	5,674	$1,367,778	$755,595
Reinvestment of distributions	261	155	42,795	20,474
Shares redeemed	(8,529)	(11,614)	(1,587,308)	(1,493,088)
Net increase (decrease)	(1,102)	(5,785)	$(176,735)	$(717,019)
12. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
13. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Blue Chip Growth Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying consolidated statement of assets and liabilities of Fidelity Blue Chip Growth Fund (the "Fund"), a fund of Fidelity Securities Fund, including the consolidated schedule of investments, as of July 31, 2024, the related consolidated statement of operations for the year then ended, the consolidated statement of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
September 16, 2024
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2024, $3,773,622,946, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.

Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
A special meeting of shareholders was held on July 16, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Bettina Doulton
Affirmative	88,756,759,992.17	95.11
Withheld	4,564,750,651.52	4.89
TOTAL	93,321,510,643.68	100.00
Robert A. Lawrence
Affirmative	88,523,438,331.98	94.86
Withheld	4,798,072,311.70	5.14
TOTAL	93,321,510,643.68	100.00
Vijay C. Advani
Affirmative	88,484,371,668.51	94.82
Withheld	4,837,138,975.17	5.18
TOTAL	93,321,510,643.68	100.00
Thomas P. Bostick
Affirmative	88,618,596,648.21	94.96
Withheld	4,702,913,995.47	5.04
TOTAL	93,321,510,643.68	100.00
Donald F. Donahue
Affirmative	88,542,403,002.79	94.88
Withheld	4,779,107,640.89	5.12
TOTAL	93,321,510,643.68	100.00
Vicki L. Fuller
Affirmative	88,788,711,037.44	95.14
Withheld	4,532,799,606.24	4.86
TOTAL	93,321,510,643.68	100.00
Patricia L. Kampling
Affirmative	88,819,315,996.59	95.18
Withheld	4,502,194,647.10	4.82
TOTAL	93,321,510,643.68	100.00
Thomas A. Kennedy
Affirmative	88,667,457,817.34	95.01
Withheld	4,654,052,826.34	4.99
TOTAL	93,321,510,643.68	100.00
Oscar Munoz
Affirmative	88,183,976,568.30	94.49
Withheld	5,137,534,075.39	5.51
TOTAL	93,321,510,643.68	100.00
Karen B. Peetz
Affirmative	88,720,160,318.58	95.07
Withheld	4,601,350,325.11	4.93
TOTAL	93,321,510,643.68	100.00
David M. Thomas
Affirmative	88,471,490,747.86	94.80
Withheld	4,850,019,895.82	5.20
TOTAL	93,321,510,643.68	100.00
Susan Tomasky
Affirmative	88,536,869,646.78	94.87
Withheld	4,784,640,996.90	5.13
TOTAL	93,321,510,643.68	100.00
Michael E. Wiley
Affirmative	88,526,906,267.86	94.86
Withheld	4,794,604,375.83	5.14
TOTAL	93,321,510,643.68	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
Note: This information is disclosed as part of the consolidated financial statements for each Fund as part of Item 7: Consolidated Financial Statements and Consolidated Financial Highlights for Open-End Management Investment companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Blue Chip Growth Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2024 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (the retail class, which was selected because it was the largest class); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, shareholder, transfer agency, and pricing and bookkeeping services performed by the Investment Advisers and their affiliates under the Advisory Contracts; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. The Board considered that, effective March 1, 2024, an amended Advisory Contract with FMR went into effect with class-level management fees based on tiered schedules and subject to a maximum class-level rate (the management fee). The Board also considered that in exchange for the variable management fee, each class of the fund receives investment advisory, management, administrative, transfer agent, and pricing and bookkeeping services. In its review of the management fee and total expense ratio of the retail class, the Board considered a pro forma management fee rate for the retail class as if it had been in effect for the 12-month period ended September 30, 2023, as well as other third-party fund expenses, as applicable, such as custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The Board also considered information about the impact of the fund's performance adjustment.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Morningstar) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps and without taking into account the fund's performance adjustment) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the retail class of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the retail class of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the retail class of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2023 and above the competitive median of the asset size peer group for the 12-month period ended September 30, 2023. Further, the information provided to the Board indicated that the total expense ratio of the retail class of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2023 and below the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2023. The Board considered that Fidelity believes that management fee comparisons are particularly unhelpful in the context of this fund and that total expense comparisons are more useful. The Board noted that the total expense ratio of the representative class ranked below the competitive median.
The Board noted that a different variable management fee rate is applicable to each class of the fund. The Board considered that the difference in management fee rates between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses and not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class.
The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.
In connection with its consideration of the fund's performance adjustment, the Board noted that the performance of the retail class is used for purposes of determining the performance adjustment. The Board noted that to the extent the performance adjustment was based on the performance of a share class with higher total annual operating expenses, the fund would be subject to a smaller positive and larger negative performance adjustment. The Board considered the appropriateness of the use of the retail class as the basis for the performance adjustment. The Board noted that the retail class is typically the largest class (reflecting the actual investment experience for the plurality of shareholders), employs a standard expense structure, and does not include fund-paid 12b-1 fees, which Fidelity believes makes it a more appropriate measurement of Fidelity's investment skill.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review, the Board concluded that the fund's management fee, including the use of the retail class as the basis for the performance adjustment, is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a variable management fee structure, which provides breakpoints as a way to share, in part, any potential economies of scale that may exist at the asset class level and through a discount that considers both fund size and total assets of the four applicable asset classes. The Board considered that the variable management fee is designed to deliver the benefits of economies of scale to fund shareholders even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all funds subject to the variable management fee, and all such funds benefit if those costs can be allocated among more assets. The Board concluded that, given the variable management fee structure, fund shareholders will benefit from lower management fees due to the application of the breakpoints and discount factor, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) the variable management fee implemented for certain funds effective March 1, 2024; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2025.

1.536058.127
BCF-ANN-0924
Fidelity® Series Real Estate Income Fund

Annual Report
July 31, 2024
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Series Real Estate Income Fund
Schedule of Investments July 31, 2024
Showing Percentage of Net Assets
Common Stocks - 0.0%
	Shares	Value ($)
REAL ESTATE - 0.0%
Equity Real Estate Investment Trusts (REITs) - 0.0%
Retail Value, Inc. (a)(b) (Cost $709,415)	24,066	0

Preferred Stocks - 23.2%
	Shares	Value ($)
Convertible Preferred Stocks - 1.2%
REAL ESTATE - 1.2%
Equity Real Estate Investment Trusts (REITs) - 1.2%
LXP Industrial Trust (REIT) Series C, 6.50%	68,019	3,094,865

Nonconvertible Preferred Stocks - 22.0%
ENERGY - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Enbridge, Inc. Series 1, U.S. TREASURY 5 YEAR INDEX + 3.140% 5.949% (c)(d)	20,325	448,979
Global Partners LP Series B, 9.50%	12,200	321,105
		770,084
FINANCIALS - 8.5%
Mortgage Real Estate Investment Trusts - 8.5%
AGNC Investment Corp.:
6.125%	61,500	1,480,305
Series C, CME Term SOFR 3 Month Index + 5.110% 7.00%(c)(d)	41,899	1,074,709
Series E, 6.50%	46,750	1,160,101
Annaly Capital Management, Inc.:
6.75%(c)	27,900	717,588
Series F, CME Term SOFR 3 Month Index + 4.990% 6.95%(c)(d)	73,400	1,880,508
Series G, CME Term SOFR 3 Month Index + 4.430% 6.50%(c)(d)	70,990	1,802,436
Arbor Realty Trust, Inc.:
Series D, 6.375%	12,400	220,968
Series F, 6.25%(c)	14,100	269,169
Chimera Investment Corp. Series C, 7.75% (c)	55,437	1,234,582
Dynex Capital, Inc. Series C 6.90%	89,500	2,222,285
Ellington Financial LLC 6.75% (c)	58,522	1,445,493
MFA Financial, Inc.:
6.50%(c)	26,100	602,910
Series B, 7.50%	16,249	350,978
PennyMac Mortgage Investment Trust:
8.125%(c)	14,975	359,849
Series B, U.S. TREASURY 3 MO INDEX + 5.990% 8.00%(c)(d)	24,205	577,410
Rithm Capital Corp.:
7.125%(c)	60,467	1,510,466
Series A, 7.50%(c)	64,459	1,630,465
Series C, 6.375%(c)	20,446	486,410
Series D, 7.00%(c)	17,100	396,036
Two Harbors Investment Corp.:
Series A, 8.125%(c)	41,635	997,158
Series B, 7.625%(c)	89,612	2,029,712
		22,449,538
REAL ESTATE - 13.2%
Equity Real Estate Investment Trusts (REITs) - 11.5%
Agree Realty Corp. 4.25%	38,700	708,597
American Homes 4 Rent:
6.25%	18,925	448,901
Series G, 5.875%	37,050	843,629
Armada Hoffler Properties, Inc. 6.75%	33,250	720,860
Ashford Hospitality Trust, Inc.:
Series F, 7.375%	10,135	163,174
Series H, 7.50%	5,875	94,588
Series I, 7.50%	12,911	210,320
Braemar Hotels & Resorts, Inc. Series D, 8.25%	5,450	102,733
Cedar Realty Trust, Inc.:
7.25%	28,556	395,501
Series C, 6.50%	43,500	555,930
Centerspace Series C, 6.625%	57,700	1,408,457
CTO Realty Growth, Inc. 6.375%	20,000	437,300
DiamondRock Hospitality Co. 8.25%	34,900	873,547
Gladstone Commercial Corp.:
6.625%	41,125	902,899
Series G, 6.00%	64,500	1,302,255
Gladstone Land Corp. Series D, 5.00%	60,000	1,461,000
Global Medical REIT, Inc. Series A, 7.50%	27,461	676,090
Global Net Lease, Inc.:
7.50%	34,998	769,956
Series A, 7.25%	45,925	986,469
Series B 6.875%	47,200	960,520
Series E, 7.375%	19,100	426,885
Healthcare Trust, Inc.:
7.125%	40,300	591,604
Series A 7.375%	33,000	488,400
Hudson Pacific Properties, Inc. Series C, 4.75%	22,900	300,219
National Storage Affiliates Trust Series A, 6.00%	12,325	275,957
Pebblebrook Hotel Trust:
6.30%	37,902	789,120
6.375%	45,192	954,455
6.375%	20,200	406,626
Series H, 5.70%	50,200	903,600
Prologis, Inc. Series Q, 8.54%	16,850	952,868
Realty Income Corp. 6.00%	16,575	403,933
Regency Centers Corp.:
5.875%	28,775	632,762
Series A, 6.25%	51,175	1,182,143
Rexford Industrial Realty, Inc.:
Series B, 5.875%	50,000	1,103,000
Series C, 5.625%	11,775	251,985
Saul Centers, Inc.:
Series D, 6.125%	15,958	331,926
Series E, 6.00%	13,475	275,429
SITE Centers Corp. 6.375%	15,100	349,263
Sotherly Hotels, Inc.:
Series B, 8.00%	12,750	235,620
Series C, 7.875%	19,300	361,875
Summit Hotel Properties, Inc.:
Series E, 6.25%	60,784	1,252,150
Series F, 5.875%	61,000	1,239,520
Sunstone Hotel Investors, Inc.:
Series H, 6.125%	20,000	431,000
Series I, 5.70%	38,700	769,743
UMH Properties, Inc. Series D, 6.375%	63,875	1,523,419
		30,456,228
Real Estate Management & Development - 1.7%
Brookfield Property Partners LP:
5.75%	7,000	88,410
6.50%	5,875	87,714
Digitalbridge Group, Inc.:
Series H, 7.125%	64,710	1,476,682
Series I, 7.15%	75,785	1,708,194
Series J, 7.15%	52,749	1,185,270
Seritage Growth Properties Series A, 7.00%	1,050	21,116
		4,567,386
TOTAL REAL ESTATE		35,023,614

TOTAL NONCONVERTIBLE PREFERRED STOCKS		58,243,236
TOTAL PREFERRED STOCKS (Cost $57,609,898)		61,338,101

Corporate Bonds - 50.0%
	Principal Amount (e)	Value ($)
Convertible Bonds - 0.8%
FINANCIALS - 0.8%
Mortgage Real Estate Investment Trusts - 0.8%
PennyMac Corp. 5.5% 11/1/24	1,294,000	1,277,178
Two Harbors Investment Corp. 6.25% 1/15/26	904,000	876,880
		2,154,058
Nonconvertible Bonds - 49.2%
COMMUNICATION SERVICES - 0.3%
Media - 0.3%
Lamar Media Corp. 4% 2/15/30	875,000	807,056

CONSUMER DISCRETIONARY - 2.3%
Hotels, Restaurants & Leisure - 1.8%
Choice Hotels International, Inc. 5.85% 8/1/34	250,000	251,218
Hilton Domestic Operating Co., Inc.:
3.625% 2/15/32(f)	1,500,000	1,313,766
4% 5/1/31(f)	500,000	452,883
Hilton Grand Vacations Borrower Escrow LLC 4.875% 7/1/31 (f)	740,000	666,282
Marriott Ownership Resorts, Inc. 4.5% 6/15/29 (f)	1,570,000	1,460,086
Times Square Hotel Trust 8.528% 8/1/26 (f)	682,080	680,698
		4,824,933
Household Durables - 0.5%
M/I Homes, Inc. 3.95% 2/15/30	1,430,000	1,300,329

TOTAL CONSUMER DISCRETIONARY		6,125,262

ENERGY - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
EG Global Finance PLC 12% 11/30/28 (f)	750,000	803,072

FINANCIALS - 0.5%
Financial Services - 0.5%
Rexford Industrial Realty LP:
2.125% 12/1/30	1,000,000	839,104
2.15% 9/1/31	500,000	408,182
		1,247,286
HEALTH CARE - 0.6%
Health Care Providers & Services - 0.6%
Sabra Health Care LP 5.125% 8/15/26	1,615,000	1,606,961

INDUSTRIALS - 0.5%
Commercial Services & Supplies - 0.5%
Williams Scotsman, Inc.:
4.625% 8/15/28(f)	750,000	713,698
6.125% 6/15/25(f)	648,000	648,337
		1,362,035
REAL ESTATE - 44.7%
Equity Real Estate Investment Trusts (REITs) - 40.2%
Agree LP:
2.6% 6/15/33	1,000,000	805,674
2.9% 10/1/30	500,000	441,294
4.8% 10/1/32	77,000	74,127
5.625% 6/15/34	25,000	25,383
American Homes 4 Rent LP:
2.375% 7/15/31	2,000,000	1,664,525
3.625% 4/15/32	1,000,000	896,740
4.25% 2/15/28	2,000,000	1,945,986
5.5% 2/1/34	1,500,000	1,509,810
5.5% 7/15/34	3,000	3,020
American Tower Corp.:
3.1% 6/15/50	1,500,000	1,000,394
3.8% 8/15/29	1,000,000	952,448
4.05% 3/15/32	2,500,000	2,348,733
5.45% 2/15/34	2,000,000	2,039,248
5.55% 7/15/33	1,000,000	1,025,000
5.65% 3/15/33	2,000,000	2,062,489
5.9% 11/15/33	1,500,000	1,576,222
Brixmor Operating Partnership LP:
4.125% 5/15/29	138,000	132,771
5.5% 2/15/34	500,000	502,150
CBL & Associates LP:
4.6%(b)(g)	3,930,000	0
5.25%(b)(g)	3,629,000	0
5.95%(b)(g)	2,551,000	0
Crown Castle, Inc.:
2.1% 4/1/31	2,000,000	1,661,250
2.25% 1/15/31	1,500,000	1,267,014
2.5% 7/15/31	2,500,000	2,117,782
5.1% 5/1/33	2,500,000	2,487,308
5.8% 3/1/34	1,500,000	1,558,794
CTR Partnership LP/CareTrust Capital Corp. 3.875% 6/30/28 (f)	1,760,000	1,644,427
CubeSmart LP:
2.5% 2/15/32	1,500,000	1,266,493
4.375% 2/15/29	1,000,000	977,844
Equinix Europe 2 Financing Corp. LLC 5.5% 6/15/34	1,000,000	1,020,658
Equinix, Inc.:
2.5% 5/15/31	2,000,000	1,717,471
2.95% 9/15/51	2,000,000	1,275,030
3% 7/15/50	2,500,000	1,628,227
3.4% 2/15/52	2,316,000	1,621,469
Global Net Lease, Inc. / Global Net Lease Operating Partnership LP 3.75% 12/15/27 (f)	925,000	837,161
GLP Capital LP/GLP Financing II, Inc.:
4% 1/15/31	1,000,000	914,935
5.3% 1/15/29	1,000,000	998,064
5.625% 9/15/34	500,000	497,826
6.25% 9/15/54	500,000	501,610
6.75% 12/1/33	500,000	536,312
Invitation Homes Operating Partnership LP:
2% 8/15/31	1,000,000	812,262
4.15% 4/15/32	1,000,000	932,943
5.5% 8/15/33	3,000,000	3,029,215
Kimco Realty OP, LLC:
4.6% 2/1/33	1,000,000	966,405
6.4% 3/1/34	1,576,000	1,712,649
Kite Realty Group LP 5.5% 3/1/34	1,000,000	1,003,957
LXP Industrial Trust (REIT):
2.375% 10/1/31	500,000	407,574
2.7% 9/15/30	78,000	67,516
6.75% 11/15/28	250,000	262,852
MPT Operating Partnership LP/MPT Finance Corp.:
4.625% 8/1/29	1,506,000	1,092,956
5% 10/15/27	3,237,000	2,654,014
NNN (REIT), Inc. 5.6% 10/15/33	634,000	647,251
Omega Healthcare Investors, Inc.:
4.5% 4/1/27	483,000	473,271
4.75% 1/15/28	1,616,000	1,589,000
5.25% 1/15/26	22,000	21,941
Phillips Edison Grocery Center Operating Partnership I LP 2.625% 11/15/31	3,000,000	2,501,180
Prologis LP:
4.875% 6/15/28	1,000,000	1,009,877
5% 3/15/34	1,000,000	1,002,149
5.125% 1/15/34	1,000,000	1,012,461
5.25% 6/15/53	2,000,000	1,941,990
5.25% 3/15/54	1,500,000	1,450,324
Public Storage Operating Co.:
5.1% 8/1/33	1,000,000	1,013,694
5.35% 8/1/53	2,000,000	1,987,320
Realty Income Corp.:
3.1% 12/15/29	1,000,000	920,815
3.4% 1/15/30	500,000	466,525
4% 7/15/29	1,000,000	966,918
5.625% 10/13/32	1,000,000	1,038,343
RLJ Lodging Trust LP 4% 9/15/29 (f)	715,000	638,029
Safehold Operating Partnership LP:
2.8% 6/15/31	500,000	427,736
2.85% 1/15/32	1,250,000	1,053,261
6.1% 4/1/34	1,400,000	1,438,924
SBA Communications Corp. 3.125% 2/1/29	2,500,000	2,263,395
Simon Property Group LP:
3.25% 9/13/49	2,500,000	1,728,301
5.85% 3/8/53	1,000,000	1,022,147
6.25% 1/15/34	2,000,000	2,159,179
6.65% 1/15/54	1,000,000	1,135,496
Sun Communities Operating LP:
2.7% 7/15/31	2,500,000	2,114,187
5.5% 1/15/29	1,000,000	1,015,059
5.7% 1/15/33	1,000,000	1,006,830
UDR, Inc. 3% 8/15/31	500,000	443,211
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC 6% 1/15/30 (f)	1,040,000	745,104
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC:
6.5% 2/15/29(f)	1,960,000	1,481,429
10.5% 2/15/28(f)	1,000,000	1,011,448
Ventas Realty LP:
2.5% 9/1/31	500,000	421,235
4.4% 1/15/29	2,000,000	1,963,135
4.75% 11/15/30	1,000,000	984,656
VICI Properties LP:
5.125% 5/15/32	1,000,000	975,045
5.625% 5/15/52	1,000,000	919,545
5.75% 4/1/34	32,000	32,479
6.125% 4/1/54	1,254,000	1,238,978
VICI Properties LP / VICI Note Co. 4.625% 12/1/29 (f)	3,095,000	2,979,903
WP Carey, Inc.:
2.25% 4/1/33	1,000,000	800,379
2.45% 2/1/32	1,000,000	828,546
4% 2/1/25	422,000	418,439
4.25% 10/1/26	459,000	451,203
		106,218,370
Real Estate Management & Development - 4.5%
CBRE Group, Inc. 5.95% 8/15/34	2,250,000	2,360,816
Essex Portfolio LP 5.5% 4/1/34	1,006,000	1,023,105
Extra Space Storage LP:
2.35% 3/15/32	2,000,000	1,635,175
5.4% 2/1/34	2,000,000	2,016,648
5.5% 7/1/30	1,000,000	1,028,917
5.9% 1/15/31	1,000,000	1,041,376
Howard Hughes Corp.:
4.125% 2/1/29(f)	665,000	610,174
5.375% 8/1/28(f)	355,000	344,259
Kennedy-Wilson, Inc. 4.75% 2/1/30	1,755,000	1,499,948
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.875% 6/15/27 (f)	202,000	202,824
		11,763,242
TOTAL REAL ESTATE		117,981,612

TOTAL NONCONVERTIBLE BONDS		129,933,284
TOTAL CORPORATE BONDS (Cost $130,998,989)		132,087,342

Asset-Backed Securities - 0.7%
	Principal Amount (e)	Value ($)
American Homes 4 Rent Series 2015-SFR2 Class XS, 0% 10/17/52 (b)(c)(f)(h)	876,365	9
Home Partners of America Trust:
Series 2021-1 Class F, 3.325% 9/17/41 (f)	422,932	343,749
Series 2021-2 Class G, 4.505% 12/17/26 (f)	961,012	871,858
Switch Abs Issuer LLC Series 2024-2A Class C, 10.033% 6/25/54 (f)	750,000	759,393
TOTAL ASSET-BACKED SECURITIES (Cost $2,133,912)		1,975,009

Commercial Mortgage Securities - 18.9%
	Principal Amount (e)	Value ($)
BANK:
Series 2017-BNK4 Class D, 3.357% 5/15/50 (f)	625,000	412,442
Series 2017-BNK8 Class E, 2.8% 11/15/50 (f)	1,848,000	741,437
Benchmark Mortgage Trust sequential payer Series 2019-B14:
Class 225D, 3.2943% 12/15/62 (c)(f)	573,000	11,822
Class 225E, 3.2943% 12/15/62 (c)(f)	859,000	8,484
BSREP Commercial Mortgage Trust floater Series 2021-DC:
Class F, CME Term SOFR 1 Month Index + 2.960% 8.2935% 8/15/38 (c)(d)(f)	101,405	67,300
Class G, CME Term SOFR 1 Month Index + 3.960% 9.2935% 8/15/38 (c)(d)(f)	236,927	141,844
Bx 2024 Vlt4 floater Series 2024-VLT4 Class F, CME Term SOFR 1 Month Index + 3.930% 9.2667% 7/15/29 (c)(d)(f)	750,000	738,750
BX Commercial Mortgage Trust:
floater:
Series 2019-IMC Class G, CME Term SOFR 1 Month Index + 3.640% 8.9753% 4/15/34 (c)(d)(f)	819,000	783,825
Series 2021-SOAR Class G, CME Term SOFR 1 Month Index + 2.910% 8.2435% 6/15/38 (c)(d)(f)	876,738	859,647
Series 2021-VINO Class G, CME Term SOFR 1 Month Index + 4.060% 9.3958% 5/15/38 (c)(d)(f)	1,080,705	1,060,669
Series 2022-LBA6 Class F, CME Term SOFR 1 Month Index + 3.350% 8.6788% 1/15/39 (c)(d)(f)	700,000	686,459
Series 2019-OC11 Class E, 3.944% 12/9/41 (c)(f)	3,666,000	3,172,296
Series 2020-VIVA Class E, 3.5488% 3/11/44 (c)(f)	2,018,000	1,677,777
CD Mortgage Trust Series 2017-CD4 Class D, 3.3% 5/10/50 (f)	213,000	172,610
COMM Mortgage Trust:
floater Series 2018-HCLV:
Class F, CME Term SOFR 1 Month Index + 3.340% 8.675% 9/15/33 (c)(d)(f)	735,000	357,294
Class G, CME Term SOFR 1 Month Index + 5.350% 10.6813% 9/15/33 (c)(d)(f)	735,000	272,769
sequential payer Series 2013-LC6 Class E, 3.5% 1/10/46 (f)	1,299,000	1,171,677
Series 2012-CR1 Class G, 2.462% 5/15/45 (f)	387,296	5,193
COMM Trust Series 2017-COR2 Class D, 3% 9/10/50 (f)	31,000	24,735
Cone Trust 2024-Dfw1 floater Series 2024-DFW1 Class E, CME Term SOFR 1 Month Index + 3.880% 9.1885% 8/15/26 (c)(d)(f)	500,000	499,060
Credit Suisse Commercial Mortgage Trust floater Series 2021-SOP2 Class F, CME Term SOFR 1 Month Index + 4.330% 9.7602% 6/15/34 (b)(d)(f)	800,000	263,656
DBGS Mortgage Trust Series 2018-C1 Class C, 4.647% 10/15/51 (c)	1,000,000	864,666
Eqt Trust 2024-Extr Series 2024-EXTR Class B, 1 month U.S. LIBOR + 0.000% 5.6546% 7/5/41 (c)(d)(f)	1,000,000	1,005,759
GS Mortgage Securities Trust:
floater Series 2018-RIVR Class G, CME Term SOFR 1 Month Index + 2.640% 8.226% 7/15/35 (c)(d)(f)	669,000	7,352
sequential payer Series 2023-SHIP Class E, 7.4336% 9/10/38 (c)(f)	1,000,000	998,788
Series 2011-GC5:
Class C, 5.15% 8/10/44 (c)(f)	101,000	77,753
Class D, 5.15% 8/10/44 (c)(f)	759,236	360,562
Class E, 5.15% 8/10/44 (c)(f)	848,000	95,520
Class F, 4.5% 8/10/44 (b)(f)	677,000	2,031
Series 2012-GCJ9 Class E, 4.6009% 11/10/45 (c)(f)	355,000	296,049
Hilton U.S.A. Trust Series 2016-HHV Class F, 4.1935% 11/5/38 (c)(f)	2,515,000	2,355,656
Independence Plaza Trust Series 2018-INDP Class E, 4.996% 7/10/35 (f)	504,000	458,630
JPMBB Commercial Mortgage Securities Trust Series 2014-C23 Class UH5, 4.7094% 9/15/47 (f)	1,624,000	1,530,696
JPMDB Commercial Mortgage Securities Trust Series 2018-C8 Class D, 3.2573% 6/15/51 (c)(f)	302,000	216,263
JPMorgan Chase Commercial Mortgage Securities Trust:
sequential payer Series 2021-1MEM Class E, 2.6535% 10/9/42 (c)(f)	500,000	298,705
Series 2011-C3:
Class E, 5.5252% 2/15/46 (c)(f)	3,467,000	1,352,371
Class G, 4.409% 2/15/46 (c)(f)	1,680,000	159,599
Class H, 4.409% 2/15/46 (b)(c)(f)	1,320,000	91,258
Series 2012-CBX:
Class E, 4.6896% 6/15/45 (c)(f)	751,623	689,466
Class G 4% 6/15/45 (b)(f)	805,000	457,923
Series 2013-LC11:
Class D, 4.1582% 4/15/46 (c)	1,316,000	584,699
Class F, 3.25% 4/15/46 (b)(c)(f)	482,000	19,569
Series 2014-DSTY Class E, 3.8046% 6/10/27 (b)(c)(f)	924,000	2,254
Series 2018-AON Class F, 4.6132% 7/5/31 (c)(f)	961,000	208,604
Series 2020-NNN Class FFX, 4.6254% 1/16/37 (f)	1,406,000	435,987
Merit floater Series 2021-STOR Class G, CME Term SOFR 1 Month Index + 2.860% 8.1935% 7/15/38 (c)(d)(f)	250,000	246,563
MHC Commercial Mortgage Trust floater Series 2021-MHC:
Class F, CME Term SOFR 1 Month Index + 2.710% 8.0444% 4/15/38 (c)(d)(f)	582,180	573,812
Class G, CME Term SOFR 1 Month Index + 3.310% 8.6444% 4/15/38 (c)(d)(f)	709,690	700,829
Morgan Stanley BAML Trust:
Series 2012-C6 Class D, 4.3596% 11/15/45 (b)(c)(f)	2,000,000	1,610,000
Series 2012-C6, Class F, 4.3596% 11/15/45 (c)(f)	1,000,000	150,000
Series 2013-C9 Class C, 3.7233% 5/15/46 (c)	625,000	543,806
Morgan Stanley Capital I Trust:
sequential payer Series 2024-BPR2 Class A, 7.291% 5/5/29 (f)	998,429	1,030,588
Series 2011-C2:
Class D, 5.2113% 6/15/44 (c)(f)	1,101,902	1,057,385
Class F, 5.2113% 6/15/44 (c)(f)	1,467,000	850,516
Class XB, 0.4665% 6/15/44 (c)(f)(h)	22,300,792	76,534
Series 2011-C3:
Class E, 4.943% 7/15/49 (c)(f)	206,374	202,024
Class F, 4.943% 7/15/49 (c)(f)	636,000	581,918
Class G, 4.943% 7/15/49 (c)(f)	979,600	839,169
Series 2015-MS1 Class D, 4.023% 5/15/48 (c)(f)	2,045,000	1,434,162
Series 2016-BNK2 Class C, 3% 11/15/49 (f)	2,346,000	1,164,802
MSJP Commercial Securities Mortgage Trust Series 2015-HAUL Class E, 4.851% 9/5/47 (c)(f)	1,000,000	830,825
OPG Trust floater Series 2021-PORT Class J, CME Term SOFR 1 Month Index + 3.460% 8.7895% 10/15/36 (c)(d)(f)	325,000	316,063
PKHL Commercial Mortgage Trust floater Series 2021-MF Class G, CME Term SOFR 1 Month Index + 4.460% 9.7935% 7/15/38 (b)(c)(d)(f)	500,000	309,305
Prima Capital CRE Securitization Ltd. Series 2020-8A Class C, 3% 12/26/70 (f)	250,000	198,225
Providence Place Group Ltd. Partnership Series 2000-C1 Class A2, 7.75% 7/20/28 (f)	637,086	649,352
SG Commercial Mortgage Securities Trust Series 2019-PREZ Class F, 3.4771% 9/15/39 (c)(f)	2,000,000	1,597,254
SREIT Trust floater:
Series 2021-IND Class G, CME Term SOFR 1 Month Index + 3.380% 8.7093% 10/15/38 (c)(d)(f)	1,573,000	1,508,187
Series 2021-MFP2 Class J, CME Term SOFR 1 Month Index + 4.020% 9.359% 11/15/36 (c)(d)(f)	1,000,000	977,718
STWD Trust floater sequential payer Series 2021-LIH Class G, CME Term SOFR 1 Month Index + 4.310% 9.643% 11/15/36 (c)(d)(f)	1,280,000	1,245,935
TPGI Trust floater Series 2021-DGWD Class G, CME Term SOFR 1 Month Index + 3.960% 9.2945% 6/15/26 (c)(d)(f)	940,800	935,257
UBS Commercial Mortgage Trust Series 2012-C1:
Class E, 5% 5/10/45 (c)(f)	926,620	859,010
Class F, 5% 5/10/45 (b)(c)(f)	399,000	96,139
UBS-BAMLL Trust Series 12-WRM Class D, 4.238% 6/10/30 (c)(f)	1,817,000	1,480,672
Wells Fargo Commercial Mortgage Trust Series 2016-BNK1 Class D, 3% 8/15/49 (f)	1,260,000	540,558
WF-RBS Commercial Mortgage Trust:
sequential payer Series 2011-C4I Class G, 5% 6/15/44 (b)(c)	45,000	3,558
Series 2011-C3 Class D, 5.8545% 3/15/44 (c)(f)	843,916	303,810
Series 2013-C11 Class E, 4.0617% 3/15/45 (c)(f)	53,000	33,646
Series 2013-C13 Class D, 4.0084% 5/15/45 (c)(f)	41,508	36,900
WP Glimcher Mall Trust Series 2015-WPG:
Class PR1, 3.516% 6/5/35 (c)(f)	1,168,000	964,007
Class PR2, 3.516% 6/5/35 (c)(f)	459,000	368,655
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $67,304,456)		50,017,090

Bank Loan Obligations - 3.3%
	Principal Amount (e)	Value ($)
FINANCIALS - 3.3%
Financial Services - 3.3%
Agellan Portfolio 9% 8/7/25 (b)(i)	1,217,000	1,217,000
MHP Commercial Mortgage Trust U.S. Secured Overnight Fin. Rate (SOFR) Index + 5.000% 10.3288% 1/9/25 (b)(c)(d)(i)	7,110,539	6,861,664
Sunbelt Mezz U.S. Secured Overnight Fin. Rate (SOFR) Index + 4.450% 9.9075% 1/21/27 (b)(c)(d)(i)	561,230	561,230
		8,639,894
REAL ESTATE - 0.0%
Real Estate Management & Development - 0.0%
Cushman & Wakefield U.S. Borrower LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.0937% 1/31/30 (c)(d)(i)	19,950	20,000
TOTAL BANK LOAN OBLIGATIONS (Cost $8,907,815)		8,659,894

Preferred Securities - 1.2%
	Principal Amount (e)	Value ($)
FINANCIALS - 1.2%
Mortgage Real Estate Investment Trusts - 1.2%
AGNC Investment Corp. CME Term SOFR 3 Month Index + 4.330% 0% 12/31/99 (c)(d)	65,750	1,651,640
Chimera Investment Corp. Series B, CME Term SOFR 3 Month Index + 6.050% 11.3508% 12/31/99 (c)(d)	62,658	1,550,786
TOTAL PREFERRED SECURITIES (Cost $2,733,468)		3,202,426

Money Market Funds - 2.2%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (j) (Cost $5,849,693)	5,848,523	5,849,693

TOTAL INVESTMENT IN SECURITIES - 99.5% (Cost $276,247,646)	263,129,555
NET OTHER ASSETS (LIABILITIES) - 0.5%	1,287,419
NET ASSETS - 100.0%	264,416,974

Legend

(a)	Non-income producing
(b)	Level 3 security
(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(e)	Amount is stated in United States dollars unless otherwise noted.
(f)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $67,228,950 or 25.4% of net assets.

(g)	Non-income producing - Security is in default.
(h)
Interest Only (IO) security represents the right to receive only monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

(i)
Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower.  Such prepayments cannot be predicted with certainty.

(j)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	42,034,884	103,738,284	139,923,242	722,129	(233)	-	5,849,693	0.0%
Fidelity Securities Lending Cash Central Fund 5.39%	37,700	2,904	40,604	2,654	-	-	-	0.0%
Total	42,072,584	103,741,188	139,963,846	724,783	(233)	-	5,849,693

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of July 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Energy	770,084	770,084	-	-
Financials	22,449,538	22,449,538	-	-
Real Estate	38,118,479	35,023,614	3,094,865	-

Corporate Bonds	132,087,342	-	132,087,342	-

Asset-Backed Securities	1,975,009	-	1,975,000	9

Commercial Mortgage Securities	50,017,090	-	47,161,397	2,855,693

Bank Loan Obligations	8,659,894	-	20,000	8,639,894

Preferred Securities	3,202,426	3,202,426	-	-

Money Market Funds	5,849,693	5,849,693	-	-
Total Investments in Securities:	263,129,555	67,295,355	184,338,604	11,495,596
The following is a reconciliation of  Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Bank Loan Obligations
Beginning Balance	$15,802,706
Net Realized Gain (Loss) on Investment Securities	(5,300,916)
Net Unrealized Gain (Loss) on Investment Securities	2,620,342
Cost of Purchases	-
Proceeds of Sales	(4,482,732)
Amortization/Accretion	494
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$8,639,894
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2024	$286,134
Commercial Mortgage Securities
Beginning Balance	$5,638,573
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	(10,729)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	(145,059)
Transfers into Level 3	2,232,772
Transfers out of Level 3	(4,859,864)
Ending Balance	$2,855,693
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2024	$(10,729)
Other Investments in Securities
Beginning Balance	$2,440
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	216
Cost of Purchases	-
Proceeds of Sales	(2,647)
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$9
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2024	$216

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions, corporate actions or exchanges. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Financial Statements
Statement of Assets and Liabilities
As of July 31, 2024
Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $270,397,953)	$257,279,862
Fidelity Central Funds (cost $5,849,693)	5,849,693

Total Investment in Securities (cost $276,247,646)		$263,129,555
Receivable for investments sold		6,174
Receivable for fund shares sold		35,607
Dividends receivable		135,159
Interest receivable		2,173,631
Distributions receivable from Fidelity Central Funds		29,716
Total assets		265,509,842
Liabilities
Payable for investments purchased	$991,385
Payable for fund shares redeemed	99,172
Other payables and accrued expenses	2,311
Total liabilities		1,092,868
Net Assets		$264,416,974
Net Assets consist of:
Paid in capital		$298,105,543
Total accumulated earnings (loss)		(33,688,569)
Net Assets		$264,416,974
Net Asset Value, offering price and redemption price per share ($264,416,974 ÷ 26,780,098 shares)		$9.87
Statement of Operations
Year ended July 31, 2024
Investment Income
Dividends		$4,582,207
Interest		10,981,429
Income from Fidelity Central Funds (including $2,654 from security lending)		724,783
Total income		16,288,419
Expenses
Custodian fees and expenses	$6,823
Independent trustees' fees and expenses	1,346
Legal	2,970
Miscellaneous	79
Total expenses before reductions	11,218
Expense reductions	(6,006)
Total expenses after reductions		5,212
Net Investment income (loss)		16,283,207
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(12,739,704)
Fidelity Central Funds	(233)
Foreign currency transactions	7
Total net realized gain (loss)		(12,739,930)
Change in net unrealized appreciation (depreciation) on investment securities		18,082,600
Net gain (loss)		5,342,670
Net increase (decrease) in net assets resulting from operations		$21,625,877
Statement of Changes in Net Assets

	Year ended July 31, 2024	Year ended July 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$16,283,207	$28,327,877
Net realized gain (loss)	(12,739,930)	(8,060,362)
Change in net unrealized appreciation (depreciation)	18,082,600	(34,702,246)
Net increase (decrease) in net assets resulting from operations	21,625,877	(14,434,731)
Distributions to shareholders	(17,807,958)	(51,835,383)

Share transactions
Proceeds from sales of shares	31,935,725	74,079,738
Reinvestment of distributions	17,807,958	51,835,383
Cost of shares redeemed	(127,111,138)	(403,320,263)

Net increase (decrease) in net assets resulting from share transactions	(77,367,455)	(277,405,142)
Total increase (decrease) in net assets	(73,549,536)	(343,675,256)

Net Assets
Beginning of period	337,966,510	681,641,766
End of period	$264,416,974	$337,966,510

Other Information
Shares
Sold	3,337,469	7,587,930
Issued in reinvestment of distributions	1,889,282	5,277,000
Redeemed	(13,304,256)	(41,469,063)
Net increase (decrease)	(8,077,505)	(28,604,133)

Financial Highlights
Fidelity® Series Real Estate Income Fund

Years ended July 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$9.70	$10.74	$11.77	$9.94	$11.21
Income from Investment Operations
Net investment income (loss) A,B	.60	.60	.55	.45	.56
Net realized and unrealized gain (loss)	.24	(.64)	(.97)	1.90	(1.16)
Total from investment operations	.84	(.04)	(.42)	2.35	(.60)
Distributions from net investment income	(.67)	(.68)	(.52)	(.45)	(.55)
Distributions from net realized gain	-	(.32)	(.09)	(.07)	(.12)
Total distributions	(.67)	(1.00)	(.61)	(.52)	(.67)
Net asset value, end of period	$9.87	$9.70	$10.74	$11.77	$9.94
Total Return C	9.15%	(.13)%	(3.78)%	24.48%	(5.68)%
Ratios to Average Net Assets B,D,E
Expenses before reductions F	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any F	- %	-%	-%	-%	-%
Expenses net of all reductions F	-%	-%	-%	-%	-%
Net investment income (loss)	6.27%	6.13%	4.83%	4.21%	5.36%
Supplemental Data
Net assets, end of period (000 omitted)	$264,417	$337,967	$681,642	$1,047,202	$935,054
Portfolio turnover rate G	37%	5%	19%	23%	25% H

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount represents less than .005%.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
HPortfolio turnover rate excludes securities received or delivered in-kind.
Notes to Financial Statements

For the period ended July 31, 2024

1. Organization.
Fidelity Series Real Estate Income Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds, Fidelity managed 529 plans, and Fidelity managed collective investment trusts. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, preferred securities and bank loan obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities and commercial mortgage securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in InputA
Equities	$-	Recovery value	Recovery value	$0.00	Increase
Corporate Bonds	$-	Recovery value	Recovery value	$0.00	Increase
Bank Loan Obligations	$8,639,894	Discounted cash flow	Yield	9.1% - 11.4% / 11.0%	Decrease
Commercial Mortgage Securities	$2,855,693	Indicative market price	Evaluated bid	$0.24 - $80.50 / $65.32	Increase
Asset-Backed Securities	$9	Indicative market price	Evaluated bid	$0.00	Increase

A Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2024, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain conversion ratio adjustments, equity-debt classifications, partnerships, capital loss carryforwards, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$11,440,644
Gross unrealized depreciation	(25,996,283)
Net unrealized appreciation (depreciation)	$(14,555,639)
Tax Cost	$277,685,194

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,896,409
Capital loss carryforward	$(22,029,339)
Net unrealized appreciation (depreciation) on securities and other investments	$(14,555,639)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(2,109,914)
Long-term	(19,919,425)
Total capital loss carryforward	$(22,029,339)

The tax character of distributions paid was as follows:

	July 31, 2024	July 31, 2023
Ordinary Income	$17,807,958	$ 33,013,495
Long-term Capital Gains	-	18,821,888
Total	$17,807,958	$ 51,835,383

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Real Estate Income Fund	90,001,475	115,964,438

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Series Real Estate Income Fund	2,076

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity Series Real Estate Income Fund	2,900

Sub-Advisory Arrangements. Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Series Real Estate Income Fund	272	-	-

8. Expense Reductions.
The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .003% of average net assets. This reimbursement will remain in place through November 30, 2027. Some expenses, for example the compensation of the independent Trustees, and certain other expenses such as interest expense, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $2,078.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $3,928.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Series Real Estate Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Series Real Estate Income Fund (the "Fund"), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2024, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2024, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
September 16, 2024
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 0.62% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $10,917,544 of distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 2% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 0.39% and 2.41% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 60.51%, 60.51%, 3.71%, and 23.35% of the dividends distributed in March, June, September, and December, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
A special meeting of shareholders was held on July 16, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Bettina Doulton
Affirmative	88,756,759,992.17	95.11
Withheld	4,564,750,651.52	4.89
TOTAL	93,321,510,643.68	100.00
Robert A. Lawrence
Affirmative	88,523,438,331.98	94.86
Withheld	4,798,072,311.70	5.14
TOTAL	93,321,510,643.68	100.00
Vijay C. Advani
Affirmative	88,484,371,668.51	94.82
Withheld	4,837,138,975.17	5.18
TOTAL	93,321,510,643.68	100.00
Thomas P. Bostick
Affirmative	88,618,596,648.21	94.96
Withheld	4,702,913,995.47	5.04
TOTAL	93,321,510,643.68	100.00
Donald F. Donahue
Affirmative	88,542,403,002.79	94.88
Withheld	4,779,107,640.89	5.12
TOTAL	93,321,510,643.68	100.00
Vicki L. Fuller
Affirmative	88,788,711,037.44	95.14
Withheld	4,532,799,606.24	4.86
TOTAL	93,321,510,643.68	100.00
Patricia L. Kampling
Affirmative	88,819,315,996.59	95.18
Withheld	4,502,194,647.10	4.82
TOTAL	93,321,510,643.68	100.00
Thomas A. Kennedy
Affirmative	88,667,457,817.34	95.01
Withheld	4,654,052,826.34	4.99
TOTAL	93,321,510,643.68	100.00
Oscar Munoz
Affirmative	88,183,976,568.30	94.49
Withheld	5,137,534,075.39	5.51
TOTAL	93,321,510,643.68	100.00
Karen B. Peetz
Affirmative	88,720,160,318.58	95.07
Withheld	4,601,350,325.11	4.93
TOTAL	93,321,510,643.68	100.00
David M. Thomas
Affirmative	88,471,490,747.86	94.80
Withheld	4,850,019,895.82	5.20
TOTAL	93,321,510,643.68	100.00
Susan Tomasky
Affirmative	88,536,869,646.78	94.87
Withheld	4,784,640,996.90	5.13
TOTAL	93,321,510,643.68	100.00
Michael E. Wiley
Affirmative	88,526,906,267.86	94.86
Withheld	4,794,604,375.83	5.14
TOTAL	93,321,510,643.68	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Series Real Estate Income Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2024 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. The Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable in light of all of the surrounding circumstances.

Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.

Investment Performance. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, and noted that the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer an investment option for other investment companies, 529 plans, and collective investment trusts managed by Fidelity and ultimately to enhance the performance of those investment companies, 529 plans, and collective investment trusts.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board considered that the fund does not pay FMR a management fee for investment advisory services, but that FMR receives fees for providing services to funds that invest in the fund. The Board noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b‑1 fees, Independent Trustee fees and expenses, custodian fees and expenses, proxy and shareholder meeting expenses, interest, taxes, and extraordinary expenses (such as litigation expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.
The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.003% through November 30, 2026.
Based on its review, the Board considered that the fund does not pay a management fee and concluded that the total expense ratio of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions.
Economies of Scale. The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) the variable management fee implemented for certain funds effective March 1, 2024; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2025.

1.924310.112
SRE-ANN-0924
Fidelity® Small Cap Growth Fund

Annual Report
July 31, 2024
Includes Fidelity and Fidelity Advisor share classes
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Consolidated Financial Statements and Consolidated Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Small Cap Growth Fund
Consolidated Schedule of Investments July 31, 2024
Showing Percentage of Net Assets
Common Stocks - 98.1%
	Shares	Value ($)
COMMUNICATION SERVICES - 1.1%
Entertainment - 0.1%
IMAX Corp. (a)	225,609	4,760,350
Interactive Media & Services - 0.7%
Cars.com, Inc. (a)	1,474,314	30,400,355
Reddit, Inc. Class B	253,500	15,425,475
Yelp, Inc. (a)	286,979	10,454,645
		56,280,475
Media - 0.3%
TechTarget, Inc. (a)	629,687	20,149,984
TOTAL COMMUNICATION SERVICES		81,190,809
CONSUMER DISCRETIONARY - 12.7%
Automobile Components - 0.3%
Autoliv, Inc.	205,905	20,825,232
Diversified Consumer Services - 2.1%
Duolingo, Inc. (a)	252,249	43,371,693
Grand Canyon Education, Inc. (a)	294,393	45,910,588
H&R Block, Inc.	339,762	19,685,810
OneSpaWorld Holdings Ltd.	837,391	13,473,621
Stride, Inc. (a)(b)	213,617	16,230,620
Udemy, Inc. (a)(b)	939,476	8,680,758
Universal Technical Institute, Inc. (a)	620,920	11,760,225
		159,113,315
Hotels, Restaurants & Leisure - 2.3%
Brinker International, Inc. (a)	980,781	65,525,979
Cava Group, Inc. (a)	274,284	23,100,198
Dutch Bros, Inc. (a)	822,589	31,464,029
GEN Restaurant Group, Inc. (a)	36,695	317,412
Kura Sushi U.S.A., Inc. Class A (a)(b)	327,048	18,801,990
Red Rock Resorts, Inc.	605,355	34,505,235
		173,714,843
Household Durables - 2.8%
Installed Building Products, Inc.	259,422	70,134,738
KB Home	391,220	33,676,218
Lovesac (a)(b)(c)	1,202,151	32,890,851
SharkNinja, Inc.	520,477	39,998,657
TopBuild Corp. (a)	67,151	32,134,440
		208,834,904
Leisure Products - 0.2%
Games Workshop Group PLC	142,714	18,896,996
Specialty Retail - 4.4%
Abercrombie & Fitch Co. Class A (a)	381,320	56,237,074
Aritzia, Inc. (a)	826,504	27,130,092
Boot Barn Holdings, Inc. (a)	381,360	50,903,933
Chewy, Inc. (a)(b)	1,083,443	26,197,652
Fanatics, Inc. Class A (a)(d)(e)	726,062	47,745,837
Group 1 Automotive, Inc. (b)	98,220	35,921,018
Murphy U.S.A., Inc.	92,889	46,901,514
Valvoline, Inc. (a)	778,496	36,200,064
		327,237,184
Textiles, Apparel & Luxury Goods - 0.6%
Crocs, Inc. (a)	332,985	44,743,194
TOTAL CONSUMER DISCRETIONARY		953,365,668
CONSUMER STAPLES - 2.6%
Beverages - 0.2%
The Vita Coco Co., Inc. (a)(b)	562,823	14,543,346
Consumer Staples Distribution & Retail - 2.0%
Casey's General Stores, Inc.	62,738	24,332,306
Sprouts Farmers Market LLC (a)	643,369	64,266,129
U.S. Foods Holding Corp. (a)	1,088,191	59,186,708
		147,785,143
Food Products - 0.2%
Lamb Weston Holdings, Inc.	191,757	11,509,255
Vital Farms, Inc. (a)	172,400	6,290,876
		17,800,131
Personal Care Products - 0.2%
elf Beauty, Inc. (a)	67,492	11,647,769
TOTAL CONSUMER STAPLES		191,776,389
ENERGY - 4.7%
Energy Equipment & Services - 3.5%
Cactus, Inc. Class A	784,202	49,498,830
Championx Corp.	456,303	15,632,941
Expro Group Holdings NV (a)	1,227,408	28,500,414
Liberty Energy, Inc. Class A	2,093,933	50,568,482
TechnipFMC PLC	1,142,625	33,707,438
Tidewater, Inc. (a)	314,273	31,100,456
Weatherford International PLC	416,527	49,091,872
		258,100,433
Oil, Gas & Consumable Fuels - 1.2%
Antero Resources Corp. (a)	874,414	25,375,494
Northern Oil & Gas, Inc. (b)	1,084,450	46,837,396
Range Resources Corp.	641,760	20,042,165
		92,255,055
TOTAL ENERGY		350,355,488
FINANCIALS - 6.7%
Banks - 1.0%
Eastern Bankshares, Inc.	1,333,870	22,195,597
Pinnacle Financial Partners, Inc.	467,463	45,026,036
Starling Bank Ltd. Series D (a)(d)(e)	1,942,800	7,917,286
		75,138,919
Capital Markets - 2.6%
Houlihan Lokey	237,178	35,635,995
Perella Weinberg Partners (d)	2,039,500	38,546,550
Perella Weinberg Partners Class A	427,622	8,082,056
StepStone Group, Inc. Class A	1,025,653	51,549,320
Stifel Financial Corp.	575,550	51,034,019
WisdomTree Investments, Inc. (b)	903,907	10,792,650
		195,640,590
Consumer Finance - 0.4%
FirstCash Holdings, Inc.	129,140	14,412,024
PROG Holdings, Inc.	321,756	14,498,325
		28,910,349
Financial Services - 1.5%
AvidXchange Holdings, Inc. (a)	2,151,450	19,233,963
Flywire Corp. (a)	2,005,870	36,727,480
HA Sustainable Infrastructure Capital, Inc.	815,670	26,729,506
Walker & Dunlop, Inc.	302,547	32,342,274
		115,033,223
Insurance - 1.2%
Selective Insurance Group, Inc.	142,616	12,881,077
Stewart Information Services Corp.	311,860	22,048,502
The Baldwin Insurance Group, Inc. Class A, (a)	1,215,734	53,176,205
TWFG, Inc.	43,400	1,096,284
		89,202,068
TOTAL FINANCIALS		503,925,149
HEALTH CARE - 23.0%
Biotechnology - 11.4%
ADMA Biologics, Inc. (a)	1,324,820	16,268,790
Allogene Therapeutics, Inc. (a)	1,571,066	4,618,934
ALX Oncology Holdings, Inc. (a)(b)	1,767,880	8,485,824
AnaptysBio, Inc. (a)	626,790	21,837,364
Annexon, Inc. (a)(b)	1,335,240	8,558,888
Apogee Therapeutics, Inc. (b)	281,133	13,691,177
Arcellx, Inc. (a)	542,381	33,524,570
Arrowhead Pharmaceuticals, Inc. (a)	871,344	24,885,585
Ascendis Pharma A/S sponsored ADR (a)	198,862	26,548,077
Astria Therapeutics, Inc. (a)	1,358,000	15,861,440
Autolus Therapeutics PLC ADR (a)	2,578,098	12,091,280
Avidity Biosciences, Inc. (a)	501,050	22,837,859
Blueprint Medicines Corp. (a)	440,617	47,718,821
Boundless Bio, Inc.	262,971	1,012,438
Boundless Bio, Inc. (b)	32,982	126,981
Cargo Therapeutics, Inc.	640,202	10,902,640
Cargo Therapeutics, Inc. (d)	292,094	4,974,361
Celldex Therapeutics, Inc. (a)	465,719	17,748,551
Crinetics Pharmaceuticals, Inc. (a)	492,790	26,177,005
Cytokinetics, Inc. (a)(b)	852,733	50,319,774
Denali Therapeutics, Inc. (a)	34,958	851,926
Dyne Therapeutics, Inc. (a)	260,214	11,165,783
Insmed, Inc. (a)	557,033	40,524,151
Janux Therapeutics, Inc. (a)(b)	646,325	26,240,795
Keros Therapeutics, Inc. (a)	377,821	18,951,501
Kiniksa Pharmaceuticals Intern (a)(b)	375,894	9,998,780
Legend Biotech Corp. ADR (a)	194,574	10,972,028
Madrigal Pharmaceuticals, Inc. (a)(b)	136,522	38,862,353
Merus BV (a)(b)	458,709	24,329,925
Monte Rosa Therapeutics, Inc. (a)	622,600	2,814,152
Moonlake Immunotherapeutics Class A (a)	144,731	6,028,046
Neurogene, Inc. (a)(b)	165,683	6,816,199
Nuvalent, Inc. Class A (a)	485,478	38,809,111
ORIC Pharmaceuticals, Inc. (a)(b)	1,284,203	14,383,074
Revolution Medicines, Inc. (a)	614,320	28,037,565
Spyre Therapeutics, Inc. (a)	387,063	10,644,233
Tango Therapeutics, Inc. (a)	1,257,386	12,385,252
Tyra Biosciences, Inc. (d)	457,928	10,147,684
Tyra Biosciences, Inc. (a)	644,281	14,277,267
Vaxcyte, Inc. (a)	749,651	59,139,967
Vericel Corp. (a)(b)	828,989	41,880,524
Viking Therapeutics, Inc. (a)(b)	429,101	24,458,757
Viridian Therapeutics, Inc. (a)	780,411	13,149,925
Xenon Pharmaceuticals, Inc. (a)	351,761	15,171,452
Zentalis Pharmaceuticals, Inc. (a)	736,857	2,866,374
		851,097,183
Health Care Equipment & Supplies - 4.8%
Atricure, Inc. (a)	526,216	11,350,479
Glaukos Corp. (a)	482,854	56,576,003
Integer Holdings Corp. (a)	202,679	24,070,158
Lantheus Holdings, Inc. (a)	545,695	57,205,207
Masimo Corp. (a)	193,901	20,743,529
NeuroPace, Inc. (a)(b)	181,247	1,401,039
Nyxoah SA (a)(b)	669,303	5,668,996
Penumbra, Inc. (a)	93,799	15,672,875
PROCEPT BioRobotics Corp. (a)(b)	629,232	39,842,970
Pulmonx Corp. (a)	1,497,379	10,346,889
RxSight, Inc. (a)	486,288	22,257,402
TransMedics Group, Inc. (a)(b)	671,821	95,573,255
		360,708,802
Health Care Providers & Services - 4.6%
agilon health, Inc. (a)	2,069,390	14,258,097
Astrana Health, Inc. (a)	148,200	7,774,572
BrightSpring Health Services, Inc.	2,427,008	30,070,629
Guardant Health, Inc. (a)	319,620	11,228,251
HealthEquity, Inc. (a)	694,338	54,491,646
Hims & Hers Health, Inc. (a)	1,812,999	38,508,099
LifeStance Health Group, Inc. (a)	2,353,644	12,968,578
Molina Healthcare, Inc. (a)	66,429	22,670,225
Option Care Health, Inc. (a)	485,235	14,406,627
Pennant Group, Inc. (a)	502,632	14,983,460
Privia Health Group, Inc. (a)	986,764	20,465,485
Progyny, Inc. (a)(b)	819,405	23,107,221
Surgery Partners, Inc. (a)	961,732	29,198,184
The Ensign Group, Inc.	373,139	52,519,314
		346,650,388
Health Care Technology - 0.3%
Evolent Health, Inc. Class A (a)(b)	565,777	13,193,920
Schrodinger, Inc. (a)(b)	338,464	7,540,978
		20,734,898
Life Sciences Tools & Services - 0.6%
10X Genomics, Inc. (a)	316,111	6,534,014
Charles River Laboratories International, Inc. (a)	121,636	29,691,348
Veterinary Emergency Group LLC Class A (a)(d)(e)(f)	190,561	10,875,316
		47,100,678
Pharmaceuticals - 1.3%
Alto Neuroscience, Inc. (b)	429,665	4,631,789
Corcept Therapeutics, Inc. (a)(b)	552,715	21,373,489
Edgewise Therapeutics, Inc. (a)	983,347	16,746,399
Enliven Therapeutics, Inc. (d)	266,907	7,041,007
Enliven Therapeutics, Inc. (a)(b)	708,294	18,684,796
Pharvaris BV (a)(b)	729,999	12,512,183
Rapport Therapeutics, Inc.	54,400	1,235,968
Structure Therapeutics, Inc. ADR (a)	199,901	7,474,298
Terns Pharmaceuticals, Inc. (a)	815,169	6,317,560
		96,017,489
TOTAL HEALTH CARE		1,722,309,438
INDUSTRIALS - 21.3%
Aerospace & Defense - 0.2%
BWX Technologies, Inc.	126,963	12,631,549
Building Products - 3.4%
AAON, Inc.	208,035	18,417,339
AZZ, Inc.	778,798	62,272,688
CSW Industrials, Inc.	95,847	31,094,684
Fortune Brands Innovations, Inc.	512,392	41,406,398
Simpson Manufacturing Co. Ltd.	164,969	31,688,895
Tecnoglass, Inc. (b)	217,585	11,708,249
The AZEK Co., Inc. Class A, (a)	712,126	31,967,336
UFP Industries, Inc.	197,395	26,042,322
		254,597,911
Commercial Services & Supplies - 1.2%
ACV Auctions, Inc. Class A (a)	1,359,210	23,215,307
HNI Corp.	118,175	6,493,716
The Brink's Co.	176,077	19,366,709
The GEO Group, Inc. (a)	2,871,847	41,641,782
		90,717,514
Construction & Engineering - 3.5%
Comfort Systems U.S.A., Inc.	94,303	31,348,203
Dycom Industries, Inc. (a)	234,055	42,951,433
Fluor Corp. (a)	1,713,997	82,443,256
Sterling Construction Co., Inc. (a)	504,377	58,689,308
Valmont Industries, Inc.	158,060	47,158,782
		262,590,982
Electrical Equipment - 2.1%
Acuity Brands, Inc.	122,653	30,828,832
Nextracker, Inc. Class A (a)	840,916	41,322,612
nVent Electric PLC	515,914	37,470,834
Prysmian SpA	445,938	30,665,446
Sunrun, Inc. (a)(b)	1,139,360	19,972,981
		160,260,705
Machinery - 3.9%
Crane Co.	238,530	38,264,983
ESAB Corp.	281,942	28,645,307
Federal Signal Corp.	413,854	41,372,984
Gates Industrial Corp. PLC (a)	1,592,922	29,612,420
ITT, Inc.	311,188	44,020,654
Mueller Industries, Inc.	719,100	51,012,954
Oshkosh Corp.	127,930	13,899,595
REV Group, Inc.	662,660	19,336,419
Terex Corp.	216,970	13,725,522
Timken Co.	178,732	15,540,747
		295,431,585
Marine Transportation - 0.4%
Kirby Corp. (a)	223,364	27,446,968
Professional Services - 2.8%
CACI International, Inc. (a)	114,448	52,815,463
CBIZ, Inc. (a)	302,666	21,005,020
ExlService Holdings, Inc. (a)	1,488,676	52,490,716
Insperity, Inc. (b)	261,636	26,875,250
KBR, Inc.	408,199	27,181,971
Verra Mobility Corp. (a)	1,111,051	33,475,967
		213,844,387
Trading Companies & Distributors - 3.8%
Alligo AB (B Shares)	890,141	11,703,195
Applied Industrial Technologies, Inc.	422,910	92,274,733
FTAI Aviation Ltd.	985,103	109,789,729
GMS, Inc. (a)	416,033	40,034,856
Herc Holdings, Inc.	79,069	12,322,113
Xometry, Inc. (a)(b)	1,051,855	15,388,639
		281,513,265
TOTAL INDUSTRIALS		1,599,034,866
INFORMATION TECHNOLOGY - 19.2%
Communications Equipment - 0.2%
Lumentum Holdings, Inc. (a)	245,781	12,726,540
Electronic Equipment, Instruments & Components - 7.0%
Advanced Energy Industries, Inc.	447,847	52,115,955
Belden, Inc.	320,710	29,726,610
Cognex Corp.	288,047	14,292,892
Coherent Corp. (a)	363,490	25,327,983
Crane NXT Co.	509,335	32,026,985
Fabrinet (a)	273,424	60,306,397
Insight Enterprises, Inc. (a)	547,959	123,016,794
Littelfuse, Inc.	16,254	4,341,606
OSI Systems, Inc. (a)	53,590	7,930,248
Par Technology Corp. (a)(b)	524,730	26,572,327
Sanmina Corp. (a)	409,000	30,809,970
TD SYNNEX Corp.	578,000	68,880,260
Vontier Corp.	1,241,788	48,715,343
		524,063,370
IT Services - 1.5%
Kyndryl Holdings, Inc. (a)	643,610	17,293,801
Wix.com Ltd. (a)	613,659	95,684,780
		112,978,581
Semiconductors & Semiconductor Equipment - 3.7%
AEHR Test Systems (a)(b)	555,820	10,488,323
Allegro MicroSystems LLC (a)	1,447,072	34,787,611
Axcelis Technologies, Inc. (a)	190,680	24,092,418
Camtek Ltd. (b)	130,680	13,721,400
MACOM Technology Solutions Holdings, Inc. (a)	365,888	36,925,417
MKS Instruments, Inc.	145,520	18,320,968
Nova Ltd. (a)	237,870	49,113,019
Onto Innovation, Inc. (a)	149,559	28,610,637
Ultra Clean Holdings, Inc. (a)	592,690	25,639,769
Veeco Instruments, Inc. (a)	893,667	37,006,750
		278,706,312
Software - 6.8%
Agilysys, Inc. (a)	89,840	10,070,166
Algolia, Inc. (a)(d)(e)	234,640	3,913,795
Alkami Technology, Inc. (a)	1,004,486	32,876,827
Altair Engineering, Inc. Class A (a)(b)	139,830	12,355,379
Cellebrite DI Ltd. (a)	1,465,440	20,076,528
CommVault Systems, Inc. (a)	279,198	42,675,414
Convoy, Inc. warrants (a)(d)(e)	59,855	1
CyberArk Software Ltd. (a)	86,310	22,128,158
Intapp, Inc. (a)	581,714	20,842,813
JFrog Ltd. (a)(b)	774,397	29,860,748
Life360, Inc. (b)	204,800	6,871,040
Lightspeed Commerce, Inc. Subordinate (vtg.) Shares (United States) (a)(b)	41,966	561,925
Lumine Group, Inc. (a)	496,000	13,274,327
Monday.com Ltd. (a)	168,160	38,644,850
nCino, Inc. (a)(b)	876,897	28,727,146
Onestream, Inc. (b)	9,500	264,575
Q2 Holdings, Inc. (a)(b)	345,670	23,322,355
Semrush Holdings, Inc. (a)	2,442,546	36,003,128
SPS Commerce, Inc. (a)	145,794	31,406,943
TECSYS, Inc.	705,720	20,456,245
Tenable Holdings, Inc. (a)	1,236,214	56,766,947
Varonis Systems, Inc. (a)	405,628	22,362,272
Vertex, Inc. Class A (a)(b)	966,330	38,314,985
		511,776,567
TOTAL INFORMATION TECHNOLOGY		1,440,251,370
MATERIALS - 5.2%
Chemicals - 2.5%
Aspen Aerogels, Inc. (a)(b)	569,470	11,622,883
Axalta Coating Systems Ltd. (a)	1,446,447	51,565,836
Cabot Corp.	616,236	61,802,308
Element Solutions, Inc.	1,139,200	30,701,440
Orion SA	1,241,239	30,559,304
		186,251,771
Construction Materials - 0.6%
Eagle Materials, Inc.	150,911	41,093,065
Metals & Mining - 1.8%
ATI, Inc. (a)(b)	962,893	65,197,485
Carpenter Technology Corp.	488,540	71,263,330
		136,460,815
Paper & Forest Products - 0.3%
Louisiana-Pacific Corp.	251,450	24,682,332
TOTAL MATERIALS		388,487,983
REAL ESTATE - 1.4%
Equity Real Estate Investment Trusts (REITs) - 0.8%
Ryman Hospitality Properties, Inc.	419,491	42,163,040
Terreno Realty Corp.	267,380	18,291,466
		60,454,506
Real Estate Management & Development - 0.6%
Compass, Inc. (a)	7,605,479	33,388,053
LandBridge Co. LLC	265,790	8,763,096
		42,151,149
TOTAL REAL ESTATE		102,605,655
UTILITIES - 0.2%
Independent Power and Renewable Electricity Producers - 0.2%
Sunnova Energy International, Inc. (a)(b)	2,072,590	14,653,211
TOTAL COMMON STOCKS (Cost $5,716,967,512)		7,347,956,026

Convertible Preferred Stocks - 1.3%
	Shares	Value ($)
HEALTH CARE - 0.4%
Biotechnology - 0.4%
Bright Peak Therapeutics, Inc.:
Series B (a)(d)(e)	1,079,522	1,759,621
Series C (d)(e)	2,205,558	2,514,336
Caris Life Sciences, Inc. Series D (a)(d)(e)	780,603	2,138,852
Endeavor BioMedicines, Inc. Series C (d)(e)	556,156	3,993,200
LifeMine Therapeutics, Inc. Series C (a)(d)(e)	2,048,403	4,240,194
Sonoma Biotherapeutics, Inc.:
Series B (a)(d)(e)	2,370,360	6,802,933
Series B1 (a)(d)(e)	1,264,171	4,095,914
T-Knife Therapeutics, Inc. Series B (a)(d)(e)	1,097,257	1,832,419
Treeline Biosciences Series A (a)(d)(e)	115,000	1,032,700
		28,410,169
Health Care Technology - 0.0%
Wugen, Inc. Series B (a)(d)(e)	326,496	1,358,223
TOTAL HEALTH CARE		29,768,392
INDUSTRIALS - 0.5%
Construction & Engineering - 0.5%
Beta Technologies, Inc.:
Series A (a)(d)(e)	278,129	30,652,597
Series B, 6.00% (a)(d)(e)	85,106	10,673,143
		41,325,740
INFORMATION TECHNOLOGY - 0.4%
Communications Equipment - 0.1%
Astranis Space Technologies Corp.:
Series C (a)(d)(e)	557,717	7,144,355
Series C Prime (a)(d)(e)	87,241	1,117,557
Series D (d)(e)	139,151	1,301,062
		9,562,974
IT Services - 0.1%
Yanka Industries, Inc.:
Series E (a)(d)(e)	869,641	4,278,634
Series F (a)(d)(e)	127,716	793,116
		5,071,750
Software - 0.2%
Algolia, Inc. Series D (a)(d)(e)	53,800	897,384
Convoy, Inc. Series D (a)(d)(e)	913,444	9
Mountain Digital, Inc. Series D (a)(d)(e)	729,676	9,777,658
Skyryse, Inc. Series B (a)(d)(e)	62,100	1,316,520
		11,991,571
TOTAL INFORMATION TECHNOLOGY		26,626,295
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $130,438,085)		97,720,427

Convertible Bonds - 0.0%
	Principal Amount (g)	Value ($)
HEALTH CARE - 0.0%
Health Care Technology - 0.0%
Wugen, Inc. 10% 6/14/25 (d)(e)	1,379,633	1,411,227
INFORMATION TECHNOLOGY - 0.0%
Software - 0.0%
Convoy, Inc. 15% 9/30/26 (d)(e)	398,614	0
TOTAL CONVERTIBLE BONDS (Cost $1,778,247)		1,411,227

Money Market Funds - 4.4%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (h)	52,492,787	52,503,286
Fidelity Securities Lending Cash Central Fund 5.39% (h)(i)	277,033,158	277,060,862
TOTAL MONEY MARKET FUNDS (Cost $329,564,148)		329,564,148

TOTAL INVESTMENT IN SECURITIES - 103.8% (Cost $6,178,747,992)	7,776,651,828
NET OTHER ASSETS (LIABILITIES) - (3.8)%	(287,072,559)
NET ASSETS - 100.0%	7,489,579,269

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)	Affiliated company
(d)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $230,293,491 or 3.1% of net assets.

(e)	Level 3 security
(f)	Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.
(g)	Amount is stated in United States dollars unless otherwise noted.
(h)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(i)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Algolia, Inc.	10/27/21	6,862,059

Algolia, Inc. Series D	7/23/21	1,573,384

Astranis Space Technologies Corp. Series C	3/19/21	12,225,675

Astranis Space Technologies Corp. Series C Prime	4/05/23	1,912,404

Astranis Space Technologies Corp. Series D	4/25/24	1,300,004

Beta Technologies, Inc. Series A	4/09/21	20,378,512

Beta Technologies, Inc. Series B, 6.00%	4/04/22	8,780,386

Bright Peak Therapeutics, Inc. Series B	5/14/21	4,216,613

Bright Peak Therapeutics, Inc. Series C	5/07/24	2,500,000

Cargo Therapeutics, Inc.	5/28/24	4,965,598

Caris Life Sciences, Inc. Series D	5/11/21	6,322,884

Convoy, Inc. Series D	10/30/19	12,368,032

Convoy, Inc. warrants	3/24/23	0

Convoy, Inc. 15% 9/30/26	3/24/23	398,614

Endeavor BioMedicines, Inc. Series C	4/22/24	3,628,695

Enliven Therapeutics, Inc.	3/19/24	3,736,698

Fanatics, Inc. Class A	8/13/20 - 3/22/21	12,874,623

LifeMine Therapeutics, Inc. Series C	2/15/22	4,171,757

Mountain Digital, Inc. Series D	11/05/21	16,757,228

Perella Weinberg Partners	12/29/20	20,395,000

Skyryse, Inc. Series B	10/21/21	1,532,626

Sonoma Biotherapeutics, Inc. Series B	7/26/21	4,684,542

Sonoma Biotherapeutics, Inc. Series B1	7/26/21	3,747,635

Starling Bank Ltd. Series D	6/18/21 - 4/05/22	3,728,430

T-Knife Therapeutics, Inc. Series B	6/30/21	6,329,856

Treeline Biosciences Series A	7/30/21	900,163

Tyra Biosciences, Inc.	2/02/24	5,957,644

Veterinary Emergency Group LLC Class A	9/16/21 - 3/17/22	9,331,366

Wugen, Inc. Series B	7/09/21	2,531,944

Wugen, Inc. 10% 6/14/25	6/14/24	1,379,633

Yanka Industries, Inc. Series E	5/15/20	10,504,568

Yanka Industries, Inc. Series F	4/08/21	4,071,177

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	21	1,803,101,696	1,750,594,154	2,515,627	(4,277)	-	52,503,286	0.1%
Fidelity Securities Lending Cash Central Fund 5.39%	347,027,293	2,026,207,772	2,096,174,203	1,957,179	-	-	277,060,862	1.3%
Total	347,027,314	3,829,309,468	3,846,768,357	4,472,806	(4,277)	-	329,564,148

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Consolidated Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are presented in the table below. Certain corporate actions, such as mergers, are excluded from the amounts in this table if applicable. A dash in the Value end of period ($) column means either the issuer is no longer held at period end, or the issuer is held at period end but is no longer an affiliate.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Lovesac	32,183,727	12,940,767	8,786,421	-	(15,272,089)	11,824,867	32,890,851
Total	32,183,727	12,940,767	8,786,421	-	(15,272,089)	11,824,867	32,890,851

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Consolidated Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	81,190,809	81,190,809	-	-
Consumer Discretionary	953,365,668	905,619,831	-	47,745,837
Consumer Staples	191,776,389	191,776,389	-	-
Energy	350,355,488	350,355,488	-	-
Financials	503,925,149	496,007,863	-	7,917,286
Health Care	1,752,077,830	1,711,434,122	-	40,643,708
Industrials	1,640,360,606	1,599,034,866	-	41,325,740
Information Technology	1,466,877,665	1,436,337,574	-	30,540,091
Materials	388,487,983	388,487,983	-	-
Real Estate	102,605,655	102,605,655	-	-
Utilities	14,653,211	14,653,211	-	-

Corporate Bonds	1,411,227	-	-	1,411,227

Money Market Funds	329,564,148	329,564,148	-	-
Total Investments in Securities:	7,776,651,828	7,607,067,939	-	169,583,889

Net Unrealized Appreciation on Unfunded Commitments	2,547,122	-	-	2,547,122
Total	2,547,122	-	-	2,547,122
The following is a reconciliation of consolidated  Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Beginning Balance	$207,367,653
Net Realized Gain (Loss) on Investment Securities	(2)
Net Unrealized Gain (Loss) on Investment Securities	(33,552,444)
Cost of Purchases	8,832,730
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	(13,064,048)
Ending Balance	$169,583,889
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2024	$(33,552,444)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions, corporate actions or exchanges. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's consolidated Statement of Operations.

Consolidated Financial Statements
Consolidated Statement of Assets and Liabilities
As of July 31, 2024
Assets
Investment in securities, at value (including securities loaned of $274,241,124) - See accompanying schedule:
Unaffiliated issuers (cost $5,812,711,127)	$7,414,196,829
Fidelity Central Funds (cost $329,564,148)	329,564,148
Other affiliated issuers (cost $36,472,717)	32,890,851

Total Investment in Securities (cost $6,178,747,992)		$7,776,651,828
Cash		221,113
Foreign currency held at value (cost $13)		13
Receivable for investments sold		7,921,647
Unrealized appreciation on unfunded commitments		2,547,122
Receivable for fund shares sold		7,315,900
Dividends receivable		313,203
Interest receivable		99,192
Distributions receivable from Fidelity Central Funds		482,768
Prepaid expenses		1,434
Other receivables		206
Total assets		7,795,554,426
Liabilities
Payable for investments purchased	$19,396,403
Payable for fund shares redeemed	3,815,472
Accrued management fee	5,351,500
Distribution and service plan fees payable	159,638
Other payables and accrued expenses	202,231
Collateral on securities loaned	277,049,913
Total liabilities		305,975,157
Commitments and contingent liabilities (see Commitments note)
Net Assets		$7,489,579,269
Net Assets consist of:
Paid in capital		$5,893,909,478
Total accumulated earnings (loss)		1,595,669,791
Net Assets		$7,489,579,269

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($388,894,256 ÷ 12,694,903 shares)(a)		$30.63
Maximum offering price per share (100/94.25 of $30.63)		$32.50
Class M :
Net Asset Value and redemption price per share ($96,687,784 ÷ 3,359,045 shares)(a)		$28.78
Maximum offering price per share (100/96.50 of $28.78)		$29.82
Class C :
Net Asset Value and offering price per share ($52,766,714 ÷ 2,138,765 shares)(a)		$24.67
Small Cap Growth :
Net Asset Value, offering price and redemption price per share ($3,194,599,272 ÷ 96,626,851 shares)		$33.06
Class I :
Net Asset Value, offering price and redemption price per share ($1,228,750,765 ÷ 37,058,025 shares)		$33.16
Class Z :
Net Asset Value, offering price and redemption price per share ($2,527,880,478 ÷ 75,580,613 shares)		$33.45
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Consolidated Statement of Operations
Year ended July 31, 2024
Investment Income
Dividends		$27,861,114
Interest		78,362
Income from Fidelity Central Funds (including $1,957,179 from security lending)		4,472,806
Total income		32,412,282
Expenses
Management fee
Basic fee	$42,056,375
Performance adjustment	9,461,894
Transfer agent fees	4,109,050
Distribution and service plan fees	1,671,196
Accounting fees	577,647
Custodian fees and expenses	122,889
Independent trustees' fees and expenses	27,461
Registration fees	187,535
Audit fees	88,174
Legal	10,537
Interest	82,734
Miscellaneous	81,955
Total expenses before reductions	58,477,447
Expense reductions	(350,870)
Total expenses after reductions		58,126,577
Net Investment income (loss)		(25,714,295)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	439,570,451
Redemptions in-kind	10,828,045
Fidelity Central Funds	(4,277)
Other affiliated issuers	(15,272,089)
Foreign currency transactions	76,405
Total net realized gain (loss)		435,198,535
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	793,448,585
Affiliated issuers	11,824,867
Unfunded commitments	2,547,122
Assets and liabilities in foreign currencies	3,341
Total change in net unrealized appreciation (depreciation)		807,823,915
Net gain (loss)		1,243,022,450
Net increase (decrease) in net assets resulting from operations		$1,217,308,155
Consolidated Statement of Changes in Net Assets

	Year ended July 31, 2024	Year ended July 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(25,714,295)	$(22,495,635)
Net realized gain (loss)	435,198,535	(88,790,257)
Change in net unrealized appreciation (depreciation)	807,823,915	601,413,550
Net increase (decrease) in net assets resulting from operations	1,217,308,155	490,127,658
Share transactions - net increase (decrease)	784,026,430	(238,473,369)
Total increase (decrease) in net assets	2,001,334,585	251,654,289

Net Assets
Beginning of period	5,488,244,684	5,236,590,395
End of period	$7,489,579,269	$5,488,244,684

Consolidated Financial Highlights
Fidelity Advisor® Small Cap Growth Fund Class A

Years ended July 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$25.34	$23.12	$34.89	$26.64	$26.03
Income from Investment Operations
Net investment income (loss) A,B	(.19)	(.17)	(.17)	(.26) C	(.20)
Net realized and unrealized gain (loss)	5.48	2.39	(5.58)	11.27	2.26
Total from investment operations	5.29	2.22	(5.75)	11.01	2.06
Distributions from net realized gain	-	-	(6.02)	(2.76)	(1.45)
Total distributions	-	-	(6.02)	(2.76)	(1.45)
Net asset value, end of period	$30.63	$25.34	$23.12	$34.89	$26.64
Total Return D,E	20.88%	9.60%	(20.62)%	44.21%	8.39%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.27%	1.32%	1.29%	1.29%	1.37%
Expenses net of fee waivers, if any	1.26%	1.32%	1.29%	1.29%	1.37%
Expenses net of all reductions	1.26%	1.32%	1.29%	1.28%	1.36%
Net investment income (loss)	(.71)%	(.71)%	(.61)%	(.82)% C	(.80)%
Supplemental Data
Net assets, end of period (000 omitted)	$388,894	$295,801	$287,905	$387,793	$268,448
Portfolio turnover rate H	84 % I	75% I	79% I	107%	126% I

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.91)%.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
ETotal returns do not include the effect of the sales charges.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Consolidated Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
IPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity Advisor® Small Cap Growth Fund Class M

Years ended July 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$23.87	$21.83	$33.27	$25.56	$25.09
Income from Investment Operations
Net investment income (loss) A,B	(.24)	(.21)	(.22)	(.33) C	(.25)
Net realized and unrealized gain (loss)	5.15	2.25	(5.28)	10.77	2.17
Total from investment operations	4.91	2.04	(5.50)	10.44	1.92
Distributions from net realized gain	-	-	(5.94)	(2.73)	(1.45)
Total distributions	-	-	(5.94)	(2.73)	(1.45)
Net asset value, end of period	$28.78	$23.87	$21.83	$33.27	$25.56
Total Return D,E	20.57%	9.34%	(20.85)%	43.82%	8.14%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.52%	1.58%	1.54%	1.55%	1.63%
Expenses net of fee waivers, if any	1.51%	1.57%	1.54%	1.55%	1.63%
Expenses net of all reductions	1.51%	1.57%	1.54%	1.53%	1.62%
Net investment income (loss)	(.97)%	(.97)%	(.86)%	(1.08)% C	(1.06)%
Supplemental Data
Net assets, end of period (000 omitted)	$96,688	$76,283	$70,182	$98,005	$70,605
Portfolio turnover rate H	84 % I	75% I	79% I	107%	126% I

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (1.17)%.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
ETotal returns do not include the effect of the sales charges.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Consolidated Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
IPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity Advisor® Small Cap Growth Fund Class C

Years ended July 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$20.56	$18.90	$29.58	$23.07	$22.89
Income from Investment Operations
Net investment income (loss) A,B	(.31)	(.28)	(.31)	(.43) C	(.34)
Net realized and unrealized gain (loss)	4.42	1.94	(4.54)	9.62	1.97
Total from investment operations	4.11	1.66	(4.85)	9.19	1.63
Distributions from net realized gain	-	-	(5.83)	(2.68)	(1.45)
Total distributions	-	-	(5.83)	(2.68)	(1.45)
Net asset value, end of period	$24.67	$20.56	$18.90	$29.58	$23.07
Total Return D,E	19.99%	8.78%	(21.24)%	43.07%	7.62%
Ratios to Average Net Assets B,F,G
Expenses before reductions	2.03%	2.08%	2.05%	2.06%	2.13%
Expenses net of fee waivers, if any	2.02%	2.08%	2.05%	2.06%	2.13%
Expenses net of all reductions	2.02%	2.08%	2.05%	2.05%	2.12%
Net investment income (loss)	(1.47)%	(1.48)%	(1.37)%	(1.59)% C	(1.56)%
Supplemental Data
Net assets, end of period (000 omitted)	$52,767	$51,891	$59,768	$88,239	$77,850
Portfolio turnover rate H	84 % I	75% I	79% I	107%	126% I

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.02 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (1.68)%.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
ETotal returns do not include the effect of the contingent deferred sales charge.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Consolidated Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
IPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity® Small Cap Growth Fund

Years ended July 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$27.27	$24.81	$37.02	$28.07	$27.27
Income from Investment Operations
Net investment income (loss) A,B	(.12)	(.11)	(.10)	(.18) C	(.13)
Net realized and unrealized gain (loss)	5.91	2.57	(6.00)	11.92	2.38
Total from investment operations	5.79	2.46	(6.10)	11.74	2.25
Distributions from net realized gain	-	-	(6.11)	(2.79)	(1.45)
Total distributions	-	-	(6.11)	(2.79)	(1.45)
Net asset value, end of period	$33.06	$27.27	$24.81	$37.02	$28.07
Total Return D	21.23%	9.92%	(20.42)%	44.60%	8.72%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.99%	1.05%	1.02%	1.00%	1.08%
Expenses net of fee waivers, if any	.98%	1.05%	1.01%	1.00%	1.08%
Expenses net of all reductions	.98%	1.05%	1.01%	.99%	1.07%
Net investment income (loss)	(.43)%	(.44)%	(.33)%	(.53)% C	(.52)%
Supplemental Data
Net assets, end of period (000 omitted)	$3,194,599	$2,766,171	$2,747,002	$4,540,695	$2,839,506
Portfolio turnover rate G	84 % H	75% H	79% H	107%	126% H

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.62)%.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Consolidated Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
HPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity Advisor® Small Cap Growth Fund Class I

Years ended July 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$27.36	$24.90	$37.13	$28.15	$27.35
Income from Investment Operations
Net investment income (loss) A,B	(.13)	(.11)	(.10)	(.19) C	(.14)
Net realized and unrealized gain (loss)	5.93	2.57	(6.03)	11.96	2.39
Total from investment operations	5.80	2.46	(6.13)	11.77	2.25
Distributions from net realized gain	-	-	(6.10)	(2.79)	(1.45)
Total distributions	-	-	(6.10)	(2.79)	(1.45)
Net asset value, end of period	$33.16	$27.36	$24.90	$37.13	$28.15
Total Return D	21.20%	9.88%	(20.42)%	44.57%	8.70%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.01%	1.07%	1.04%	1.04%	1.11%
Expenses net of fee waivers, if any	1.01%	1.06%	1.03%	1.04%	1.11%
Expenses net of all reductions	1.01%	1.06%	1.03%	1.03%	1.10%
Net investment income (loss)	(.46)%	(.46)%	(.35)%	(.57)% C	(.54)%
Supplemental Data
Net assets, end of period (000 omitted)	$1,228,751	$660,166	$606,422	$775,746	$540,553
Portfolio turnover rate G	84 % H	75% H	79% H	107%	126% H

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.66)%.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Consolidated Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
HPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity Advisor® Small Cap Growth Fund Class Z

Years ended July 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$27.56	$25.04	$37.32	$28.26	$27.41
Income from Investment Operations
Net investment income (loss) A,B	(.09)	(.08)	(.06)	(.15) C	(.10)
Net realized and unrealized gain (loss)	5.98	2.60	(6.06)	12.01	2.40
Total from investment operations	5.89	2.52	(6.12)	11.86	2.30
Distributions from net realized gain	-	-	(6.16)	(2.80)	(1.45)
Total distributions	-	-	(6.16)	(2.80)	(1.45)
Net asset value, end of period	$33.45	$27.56	$25.04	$37.32	$28.26
Total Return D	21.37%	10.06%	(20.33)%	44.75%	8.87%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.88%	.93%	.90%	.90%	.97%
Expenses net of fee waivers, if any	.88%	.92%	.90%	.90%	.96%
Expenses net of all reductions	.88%	.92%	.90%	.89%	.95%
Net investment income (loss)	(.33)%	(.32)%	(.22)%	(.43)% C	(.40)%
Supplemental Data
Net assets, end of period (000 omitted)	$2,527,880	$1,637,933	$1,465,312	$366,620	$197,764
Portfolio turnover rate G	84 % H	75% H	79% H	107%	126% H

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.52)%.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Consolidated Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
HPortfolio turnover rate excludes securities received or delivered in-kind.
Notes to Consolidated Financial Statements

For the period ended July 31, 2024

1. Organization.
Fidelity Small Cap Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Small Cap Growth, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Consolidated Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the consolidated financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the consolidated financial statements were issued have been evaluated in the preparation of the consolidated financial statements. The Fund's Consolidated Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in InputA
Equities	$168,172,662	Recovery value	Recovery value	$0.00	Increase
		Market approach	Transaction price	$1.13 - $8.61 / $3.69	Increase
			Discount rate	30.0% - 75.0% / 55.8%	Decrease
			Premium rate	10.0% - 15.0% / 13.4%	Increase
		Market comparable	Enterprise value/Revenue multiple (EV/R)	2.8 - 12.0 / 6.7	Increase
			Enterprise value/Net income multiple (EV/NI)	16.0	Increase
		Black scholes	Discount rate	4.1% - 4.2% / 4.2%	Increase
			Volatility	50.0% - 90.0% / 79.2%	Increase
			Term	3.0	Increase
Corporate Bonds	$1,411,227	Recovery value	Recovery value	$0.00	Increase
		Market approach	Transaction price	$100.00	Increase
			Discount rate	23.5%	Decrease
			Probability rate	0.0% - 33.3% / 16.7%	Increase

A Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2024, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Consolidated Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Consolidated Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Consolidated Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Consolidated Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying consolidated financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2024, the Fund did not have any unrecognized tax benefits in the consolidated financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the consolidated financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, redemptions in-kind, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,879,635,386
Gross unrealized depreciation	(382,179,605)
Net unrealized appreciation (depreciation)	$1,497,455,781
Tax Cost	$6,281,743,169

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$66,396,053
Undistributed long-term capital gain	$31,820,656
Net unrealized appreciation (depreciation) on securities and other investments	$1,497,450,690

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Consolidated Schedule of Investments, if applicable.

Commitments. A commitment is an agreement to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Commitments outstanding at period end are presented in the table below. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Consolidated Statement of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Consolidated Statement of Operations, as applicable based on contractual conditions of each commitment.

	Investment to be Acquired	Commitment Amount ($)	Unrealized Appreciation (Depreciation)($)
Fidelity Small Cap Growth Fund	Oruka Therapeutics, Inc.	3,645,180	2,547,122

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	Amount ($)	% of Net Assets
Fidelity Small Cap Growth Fund	10,875,316.15

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Consolidated Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Consolidated Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Consolidated Statement of Assets and Liabilities, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Small Cap Growth Fund	5,749,897,079	5,006,903,091

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the "Net realized gain (loss) on: Redemptions in-kind" line in the accompanying Consolidated Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Consolidated Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity Small Cap Growth Fund	1,196,548	10,828,045	34,928,214

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Consolidated Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity Small Cap Growth Fund	4,832,654	23,556,784	120,866,697
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

Effective March 1, 2024, the Fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. The management fee is determined by calculating a basic fee and then applying a performance adjustment. When determining a class's basic fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual basic fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Class A	.85
Class M	.85
Class C	.86
Small Cap Growth	.83
Class I	.84
Class Z	.70

One-twelfth of the basic fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the basic fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the portion of the reporting period on or after March 1, 2024, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Class A	.81
Class M	.81
Class C	.81
Small Cap Growth	.77
Class I	.81
Class Z	.69

Prior to March 1, 2024, the management fee was the sum of an individual fund fee rate that was based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate was based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreased as assets under management increased and increased as assets under management decreased. For the portion of the reporting period prior to March 1, 2024, the total annualized management fee rate was .67%.

The performance adjustment rate is calculated monthly by comparing over the performance period the Fund's performance to that of the performance adjustment index listed below.

Performance Adjustment Index
Fidelity Small Cap Growth Fund	Russell 2000 Growth Index

For the purposes of calculating the performance adjustment for the Fund, the Fund's investment performance is based on the performance of Small Cap Growth. To the extent that other classes of the Fund have higher expenses, this could result in those classes bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered. The performance period is the most recent 36 month period. The maximum annualized performance adjustment rate is +/-.20% of the Fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the Fund's average net assets over the performance period, and the resulting dollar amount is proportionately added to or subtracted from a class's basic fee. For the entire reporting period, the total annual performance adjustment was .16%.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees ($)	Retained by FDC ($)
Class A	- %	.25%	789,347	450,176
Class M	.25%	.25%	405,736	82,702
Class C	.75%	.25%	476,113	379,176
			1,671,196	912,054

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.
For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC ($)
Class A	117,809
Class M	6,087
Class CA	474
124,370

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. Effective March 1, 2024, the Fund's management contract was amended to incorporate transfer agent services and associated fees previously covered under a separate services agreement. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

During the period December 1, 2023 through February 29, 2024, the transfer agent fees for each class were a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Class A	.1883
Class M	.1896
Class C	.2000
Small Cap Growth	.1646
Class I	.1817
Class Z	.0420

Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC received an asset-based fee of Class Z's average net assets. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

	Amount ($)	% of Class-Level Average Net Assets
Class A	321,427.19
Class M	83,985.19
Class C	54,231.20
Small Cap Growth	2,481,942.17
Class I	769,182.19
Class Z	398,283.04
	4,109,050

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. Effective March 1, 2024, the Fund's management contract was amended to incorporate accounting services and associated fees previously covered under a separate services agreement.

During the period December 1, 2023 through February 29, 2024, the accounting fees were a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Small Cap Growth Fund	.0180

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Small Cap Growth Fund	.02

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Consolidated Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Small Cap Growth Fund	122,065

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
Fidelity Small Cap Growth Fund	Borrower	8,076,631	5.57%	81,218

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss)($)
Fidelity Small Cap Growth Fund	288,042,125	323,786,856	43,282,534
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Consolidated Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount ($)
Fidelity Small Cap Growth Fund	9,691
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Consolidated Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Consolidated Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Consolidated Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Small Cap Growth Fund	204,736	51,633	2,515,345
8. Bank Borrowings.
The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Consolidated Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
Fidelity Small Cap Growth Fund	2,340,000	5.83%	1,516
9. Expense Reductions.
Through arrangements with each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction ($)
Class M	17

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $350,853.
10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2024	Year ended July 31, 2023	Year ended July 31, 2024	Year ended July 31, 2023
Fidelity Small Cap Growth Fund
Class A
Shares sold	3,410,425	1,985,652	$92,435,438	$46,092,120
Shares redeemed	(2,388,084)	(2,766,565)	(62,921,674)	(63,764,686)
Net increase (decrease)	1,022,341	(780,913)	$29,513,764	$(17,672,566)
Class M
Shares sold	725,789	434,136	$18,290,293	$9,560,256
Shares redeemed	(562,338)	(453,165)	(14,055,708)	(9,876,371)
Net increase (decrease)	163,451	(19,029)	$4,234,585	$(316,115)
Class C
Shares sold	528,459	290,539	$11,466,796	$5,509,177
Shares redeemed	(913,022)	(928,922)	(18,978,864)	(17,591,633)
Net increase (decrease)	(384,563)	(638,383)	$(7,512,068)	$(12,082,456)
Small Cap Growth
Shares sold	19,838,628	14,584,621	$590,342,520	$365,567,725
Shares redeemed	(24,637,695)	(23,866,509)	(689,666,536)	(592,542,907)
Net increase (decrease)	(4,799,067)	(9,281,888)	$(99,324,016)	$(226,975,182)
Class I
Shares sold	22,048,418	7,314,970	$626,318,348	$183,764,516
Shares redeemed	(9,119,606)	(7,544,771)	(261,236,897)	(187,661,628)
Net increase (decrease)	12,928,812	(229,801)	$365,081,451	$(3,897,112)
Class Z
Shares sold	20,985,977	8,164,174	$629,325,257	$204,704,877
Shares redeemed	(4,834,752)	(7,246,491)	(137,292,543)	(182,234,815)
Net increase (decrease)	16,151,225	917,683	$492,032,714	$22,470,062
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Strategic Advisers Fidelity U.S. Total Stock Fund
Fidelity Small Cap Growth Fund	18%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity Small Cap Growth Fund	26%
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Securities Fund and Shareholders of Fidelity Small Cap Growth Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Fidelity Small Cap Growth Fund and its subsidiary (one of the funds constituting Fidelity Securities Fund, referred to hereafter as the "Fund") as of July 31, 2024, the related consolidated statement of operations for the year ended July 31, 2024, the consolidated statement of changes in net assets for each of the two years in the period ended July 31, 2024, including the related notes, and the consolidated financial highlights for each of the five years in the period ended July 31, 2024 (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2024 and the financial highlights for each of the five years in the period ended July 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits include performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also include evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of July 31, 2024 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
September 17, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31,2024, $31,820,656, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.

Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
A special meeting of shareholders was held on July 16, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Bettina Doulton
Affirmative	88,756,759,992.17	95.11
Withheld	4,564,750,651.52	4.89
TOTAL	93,321,510,643.68	100.00
Robert A. Lawrence
Affirmative	88,523,438,331.98	94.86
Withheld	4,798,072,311.70	5.14
TOTAL	93,321,510,643.68	100.00
Vijay C. Advani
Affirmative	88,484,371,668.51	94.82
Withheld	4,837,138,975.17	5.18
TOTAL	93,321,510,643.68	100.00
Thomas P. Bostick
Affirmative	88,618,596,648.21	94.96
Withheld	4,702,913,995.47	5.04
TOTAL	93,321,510,643.68	100.00
Donald F. Donahue
Affirmative	88,542,403,002.79	94.88
Withheld	4,779,107,640.89	5.12
TOTAL	93,321,510,643.68	100.00
Vicki L. Fuller
Affirmative	88,788,711,037.44	95.14
Withheld	4,532,799,606.24	4.86
TOTAL	93,321,510,643.68	100.00
Patricia L. Kampling
Affirmative	88,819,315,996.59	95.18
Withheld	4,502,194,647.10	4.82
TOTAL	93,321,510,643.68	100.00
Thomas A. Kennedy
Affirmative	88,667,457,817.34	95.01
Withheld	4,654,052,826.34	4.99
TOTAL	93,321,510,643.68	100.00
Oscar Munoz
Affirmative	88,183,976,568.30	94.49
Withheld	5,137,534,075.39	5.51
TOTAL	93,321,510,643.68	100.00
Karen B. Peetz
Affirmative	88,720,160,318.58	95.07
Withheld	4,601,350,325.11	4.93
TOTAL	93,321,510,643.68	100.00
David M. Thomas
Affirmative	88,471,490,747.86	94.80
Withheld	4,850,019,895.82	5.20
TOTAL	93,321,510,643.68	100.00
Susan Tomasky
Affirmative	88,536,869,646.78	94.87
Withheld	4,784,640,996.90	5.13
TOTAL	93,321,510,643.68	100.00
Michael E. Wiley
Affirmative	88,526,906,267.86	94.86
Withheld	4,794,604,375.83	5.14
TOTAL	93,321,510,643.68	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
Note: This information is disclosed as part of the consolidated financial statements for each Fund as part of Item 7: Consolidated Financial Statements and Consolidated Financial Highlights for Open-End Management Investment companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Small Cap Growth Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2024 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (the retail class, which was selected because it was the largest class without 12b-1 fees); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, shareholder, transfer agency, and pricing and bookkeeping services performed by the Investment Advisers and their affiliates under the Advisory Contracts; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. The Board considered that, effective March 1, 2024, an amended Advisory Contract with FMR went into effect with class-level management fees based on tiered schedules and subject to a maximum class-level rate (the management fee). The Board also considered that in exchange for the variable management fee, each class of the fund receives investment advisory, management, administrative, transfer agent, and pricing and bookkeeping services. In its review of the management fee and total expense ratio of the retail class, the Board considered a pro forma management fee rate the retail class as if it had been in effect for the 12-month period ended September 30, 2023, as well as other third-party fund expenses, as applicable, such as custodial, legal, and audit fees and any fund-paid 12b-1 fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The Board also considered information about the impact of the fund's performance adjustment.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Morningstar) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps and without taking into account the fund's performance adjustment) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the retail class of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the retail class of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the retail class of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2023 and above the competitive median of the asset size peer group for the 12-month period ended September 30, 2023. Further, the information provided to the Board indicated that the total expense ratio of the retail class of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2023 and below the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2023. The Board noted that the fund has a management fee structure that covers expenses for services beyond portfolio management and further noted that Fidelity believes that total expense ratio comparisons are more useful in this context.
The Board noted that a different variable management fee rate is applicable to each class of the fund. The Board considered that the difference in management fee rates between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses and not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class.
The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.
In connection with its consideration of the fund's performance adjustment, the Board noted that the performance of the retail class is used for purposes of determining the performance adjustment. The Board noted that to the extent the performance adjustment was based on the performance of a share class with higher total annual operating expenses, the fund would be subject to a smaller positive and larger negative performance adjustment. The Board considered the appropriateness of the use of the retail class as the basis for the performance adjustment. The Board noted that the retail class is typically the largest class (reflecting the actual investment experience for the plurality of shareholders), employs a standard expense structure, and does not include fund-paid 12b-1 fees, which Fidelity believes makes it a more appropriate measurement of Fidelity's investment skill.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee, including the use of the retail class as the basis for the performance adjustment, is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a variable management fee structure, which provides breakpoints as a way to share, in part, any potential economies of scale that may exist at the asset class level and through a discount that considers both fund size and total assets of the four applicable asset classes. The Board considered that the variable management fee is designed to deliver the benefits of economies of scale to fund shareholders even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all funds subject to the variable management fee, and all such funds benefit if those costs can be allocated among more assets. The Board concluded that, given the variable management fee structure, fund shareholders will benefit from lower management fees due to the application of the breakpoints and discount factor, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) the variable management fee implemented for certain funds effective March 1, 2024; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2025.

1.803695.119
SCP-ANN-0924
Fidelity® Growth & Income Portfolio

Annual Report
July 31, 2024
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Growth & Income Portfolio
Schedule of Investments July 31, 2024
Showing Percentage of Net Assets
Common Stocks - 98.0%
	Shares	Value ($) (000s)
COMMUNICATION SERVICES - 4.0%
Diversified Telecommunication Services - 0.5%
Cellnex Telecom SA (a)	905,000	31,563
Verizon Communications, Inc.	484,274	19,623
		51,186
Entertainment - 1.0%
The Walt Disney Co.	452,490	42,394
Universal Music Group NV	1,949,800	46,453
Warner Music Group Corp. Class A	479,200	14,381
		103,228
Interactive Media & Services - 0.5%
Meta Platforms, Inc. Class A	111,400	52,896
Media - 2.0%
Comcast Corp. Class A	4,074,412	168,151
Interpublic Group of Companies, Inc.	1,624,931	52,274
		220,425
TOTAL COMMUNICATION SERVICES		427,735
CONSUMER DISCRETIONARY - 2.0%
Hotels, Restaurants & Leisure - 0.8%
Booking Holdings, Inc.	3,900	14,489
Churchill Downs, Inc.	71,800	10,308
Domino's Pizza, Inc.	33,200	14,233
Marriott International, Inc. Class A	113,623	25,827
Starbucks Corp.	329,260	25,666
		90,523
Household Durables - 0.1%
Sony Group Corp. sponsored ADR	66,414	5,884
Whirlpool Corp.	76,094	7,759
		13,643
Specialty Retail - 0.8%
Lowe's Companies, Inc.	345,914	84,925
Textiles, Apparel & Luxury Goods - 0.3%
NIKE, Inc. Class B	176,500	13,213
Puma AG	285,554	14,185
		27,398
TOTAL CONSUMER DISCRETIONARY		216,489
CONSUMER STAPLES - 5.9%
Beverages - 2.3%
Davide Campari Milano NV	288,900	2,608
Diageo PLC sponsored ADR	274,211	34,208
Keurig Dr. Pepper, Inc.	2,422,000	83,026
PepsiCo, Inc.	13,100	2,262
Pernod Ricard SA	133,000	17,848
Remy Cointreau SA	46,047	3,633
Remy Cointreau SA rights (b)(c)	46,047	100
The Coca-Cola Co.	1,528,110	101,986
		245,671
Consumer Staples Distribution & Retail - 1.4%
Sysco Corp.	641,736	49,189
Target Corp.	250,100	37,618
Walmart, Inc.	897,900	61,632
		148,439
Food Products - 0.0%
Lamb Weston Holdings, Inc.	68,500	4,111
Household Products - 0.1%
Colgate-Palmolive Co.	62,300	6,180
Procter & Gamble Co.	68,900	11,076
		17,256
Personal Care Products - 1.6%
Estee Lauder Companies, Inc. Class A	216,700	21,585
Haleon PLC ADR	7,861,211	71,930
Kenvue, Inc.	4,178,708	77,264
		170,779
Tobacco - 0.5%
Altria Group, Inc.	438,667	21,499
British American Tobacco PLC sponsored ADR	342,700	12,214
Philip Morris International, Inc.	138,900	15,996
		49,709
TOTAL CONSUMER STAPLES		635,965
ENERGY - 10.0%
Oil, Gas & Consumable Fuels - 10.0%
Enterprise Products Partners LP	217,800	6,286
Exxon Mobil Corp. (d)	6,423,577	761,772
Galp Energia SGPS SA	729,500	15,360
Imperial Oil Ltd. (e)	1,996,626	143,039
Shell PLC ADR	1,968,300	144,119
		1,070,576
FINANCIALS - 18.5%
Banks - 12.4%
Bank of America Corp. (d)	7,343,536	296,018
HDFC Bank Ltd. sponsored ADR	186,700	11,204
JPMorgan Chase & Co. (d)	572,175	121,759
M&T Bank Corp.	363,094	62,514
PNC Financial Services Group, Inc. (d)	769,201	139,302
U.S. Bancorp	2,447,137	109,828
Wells Fargo & Co.	10,068,870	597,487
		1,338,112
Capital Markets - 2.6%
3i Group PLC	495,200	19,922
Brookfield Corp. Class A	658,502	32,102
Charles Schwab Corp.	59,000	3,846
Intercontinental Exchange, Inc.	12,600	1,910
KKR & Co., Inc.	570,552	70,435
Moody's Corp.	23,900	10,910
Morgan Stanley	208,951	21,566
MSCI, Inc.	6,400	3,461
Northern Trust Corp.	1,034,553	91,713
Raymond James Financial, Inc.	213,270	24,739
		280,604
Financial Services - 2.3%
Global Payments, Inc.	204,500	20,785
MasterCard, Inc. Class A	66,567	30,868
Visa, Inc. Class A	725,675	192,790
		244,443
Insurance - 1.2%
American Financial Group, Inc.	40,800	5,343
Arthur J. Gallagher & Co.	130,100	36,882
Brookfield Reinsurance Ltd. (e)	2,086	102
Chubb Ltd.	110,356	30,421
Marsh & McLennan Companies, Inc.	168,770	37,563
The Travelers Companies, Inc.	77,627	16,802
		127,113
TOTAL FINANCIALS		1,990,272
HEALTH CARE - 12.0%
Health Care Equipment & Supplies - 1.9%
Abbott Laboratories	179,700	19,037
Becton, Dickinson & Co.	137,011	33,028
Boston Scientific Corp. (b)	1,594,322	117,789
Koninklijke Philips Electronics NV (depository receipt) (NY Reg.) (e)	1,009,038	28,435
Sonova Holding AG	21,532	6,606
		204,895
Health Care Providers & Services - 5.3%
Cardinal Health, Inc.	416,611	42,007
Cigna Group	433,154	151,028
CVS Health Corp.	275,712	16,634
Humana, Inc.	111,500	40,320
McKesson Corp.	151,534	93,500
UnitedHealth Group, Inc.	393,287	226,596
		570,085
Life Sciences Tools & Services - 0.8%
Danaher Corp.	269,803	74,757
Thermo Fisher Scientific, Inc.	10,700	6,563
		81,320
Pharmaceuticals - 4.0%
Bristol-Myers Squibb Co.	1,691,336	80,440
Eli Lilly & Co. (d)	122,648	98,642
Galderma Group AG	148,300	11,673
GSK PLC sponsored ADR	1,866,528	72,365
Johnson & Johnson	465,366	73,458
Royalty Pharma PLC	322,000	9,071
UCB SA	511,900	85,677
Zoetis, Inc. Class A	13,900	2,503
		433,829
TOTAL HEALTH CARE		1,290,129
INDUSTRIALS - 16.2%
Aerospace & Defense - 8.3%
Airbus Group NV	276,900	41,902
General Dynamics Corp.	153,261	45,781
General Electric Co. (d)	3,168,711	539,315
Howmet Aerospace, Inc.	94,800	9,072
Huntington Ingalls Industries, Inc.	136,484	38,213
Loar Holdings, Inc.	10,200	638
Textron, Inc.	173,400	16,109
The Boeing Co. (b)	1,072,120	204,346
		895,376
Air Freight & Logistics - 1.3%
Expeditors International of Washington, Inc.	8,400	1,048
FedEx Corp.	65,174	19,699
United Parcel Service, Inc. Class B	934,099	121,778
		142,525
Building Products - 0.0%
A.O. Smith Corp.	17,000	1,446
Commercial Services & Supplies - 0.7%
GFL Environmental, Inc.	1,562,900	60,641
Veralto Corp.	80,201	8,546
		69,187
Electrical Equipment - 2.0%
Acuity Brands, Inc.	43,915	11,038
AMETEK, Inc.	36,600	6,349
GE Vernova LLC (d)	927,677	165,349
Regal Rexnord Corp.	153,800	24,713
Rockwell Automation, Inc.	19,318	5,383
		212,832
Ground Transportation - 0.3%
Knight-Swift Transportation Holdings, Inc.	659,809	35,913
Machinery - 1.9%
Allison Transmission Holdings, Inc.	402,000	35,613
Caterpillar, Inc.	15,323	5,305
Cummins, Inc.	57,976	16,917
Deere & Co.	50,400	18,748
Donaldson Co., Inc.	652,212	48,799
Fortive Corp.	244,588	17,574
Nordson Corp.	157,527	39,434
Otis Worldwide Corp.	87,573	8,276
Stanley Black & Decker, Inc.	87,618	9,254
		199,920
Professional Services - 0.6%
Equifax, Inc.	93,923	26,239
RELX PLC (London Stock Exchange)	897,501	42,360
		68,599
Trading Companies & Distributors - 1.0%
Watsco, Inc.	193,591	94,761
WESCO International, Inc.	85,300	14,923
		109,684
Transportation Infrastructure - 0.1%
Aena SME SA (a)	33,500	6,348
TOTAL INDUSTRIALS		1,741,830
INFORMATION TECHNOLOGY - 24.3%
Electronic Equipment, Instruments & Components - 0.1%
CDW Corp.	66,164	14,431
IT Services - 0.6%
Amdocs Ltd.	302,900	26,495
IBM Corp.	184,542	35,458
		61,953
Semiconductors & Semiconductor Equipment - 8.9%
Analog Devices, Inc.	176,208	40,771
Applied Materials, Inc.	183,900	39,024
BE Semiconductor Industries NV	169,000	21,793
Broadcom, Inc.	523,500	84,116
Lam Research Corp.	40,130	36,969
Marvell Technology, Inc.	1,381,186	92,512
Microchip Technology, Inc.	56,900	5,052
NVIDIA Corp.	3,855,550	451,176
NXP Semiconductors NV	212,726	55,981
Qualcomm, Inc.	283,400	51,281
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	327,000	54,217
Teradyne, Inc.	191,000	25,052
		957,944
Software - 11.5%
Dassault Systemes SA	167,900	6,365
Intuit, Inc.	138,100	89,399
Microsoft Corp.	2,110,682	882,997
Oracle Corp.	754,400	105,201
Sage Group PLC	1,616,100	22,562
SAP SE sponsored ADR	598,745	126,694
		1,233,218
Technology Hardware, Storage & Peripherals - 3.2%
Apple, Inc. (d)	1,436,902	319,107
Dell Technologies, Inc.	85,300	9,697
Samsung Electronics Co. Ltd.	321,190	19,673
		348,477
TOTAL INFORMATION TECHNOLOGY		2,616,023
MATERIALS - 1.3%
Chemicals - 0.3%
Air Products & Chemicals, Inc.	79,100	20,871
International Flavors & Fragrances, Inc.	35,300	3,512
PPG Industries, Inc.	54,322	6,898
Sherwin-Williams Co.	14,400	5,052
		36,333
Metals & Mining - 1.0%
First Quantum Minerals Ltd.	5,289,000	64,741
Freeport-McMoRan, Inc.	837,512	38,031
		102,772
TOTAL MATERIALS		139,105
REAL ESTATE - 1.4%
Equity Real Estate Investment Trusts (REITs) - 1.4%
American Tower Corp.	302,978	66,776
Crown Castle, Inc.	596,400	65,652
Public Storage Operating Co.	2,400	710
Simon Property Group, Inc.	85,460	13,113
Terreno Realty Corp.	90,300	6,177
		152,428
UTILITIES - 2.4%
Electric Utilities - 2.3%
Constellation Energy Corp.	48,213	9,151
Duke Energy Corp.	201,121	21,976
Edison International	217,100	17,370
Entergy Corp.	142,463	16,521
Eversource Energy	328,700	21,336
Exelon Corp.	155,840	5,797
FirstEnergy Corp.	125,300	5,251
NextEra Energy, Inc.	53,800	4,110
Southern Co.	1,714,166	143,167
		244,679
Multi-Utilities - 0.1%
Sempra	148,192	11,864
TOTAL UTILITIES		256,543
TOTAL COMMON STOCKS (Cost $6,073,092)		10,537,095

Convertible Bonds - 0.1%
	Principal Amount (f) (000s)	Value ($) (000s)
COMMUNICATION SERVICES - 0.1%
Interactive Media & Services - 0.1%
Snap, Inc. 0.125% 3/1/28 (Cost $10,091)	13,064	10,386

U.S. Treasury Obligations - 0.5%
	Principal Amount (f) (000s)	Value ($) (000s)
U.S. Treasury Bills, yield at date of purchase 5.31% to 5.32% 8/8/24 to 9/12/24 (d) (Cost $52,914)	53,113	52,913

Money Market Funds - 1.6%
	Shares	Value ($) (000s)
Fidelity Cash Central Fund 5.39% (g)	160,701,733	160,734
Fidelity Securities Lending Cash Central Fund 5.39% (g)(h)	16,821,297	16,823
TOTAL MONEY MARKET FUNDS (Cost $177,557)		177,557

TOTAL INVESTMENT IN SECURITIES - 100.2% (Cost $6,313,654)	10,777,951
NET OTHER ASSETS (LIABILITIES) - (0.2)%	(20,922)
NET ASSETS - 100.0%	10,757,029

Written Options
	Counterparty	Number of Contracts	Notional Amount ($) (000s)	Exercise Price ($)	Expiration Date	Value ($) (000s)
Call Options
Apple, Inc.	Chicago Board Options Exchange	676	15,013	235.00	09/20/24	(271)
Bank of America Corp.	Chicago Board Options Exchange	2,250	9,070	47.00	10/18/24	(36)
Bank of America Corp.	Chicago Board Options Exchange	2,250	9,070	48.00	10/18/24	(24)
Eli Lilly & Co.	Chicago Board Options Exchange	67	5,389	850.00	08/16/24	(103)
Exxon Mobil Corp.	Chicago Board Options Exchange	3,225	38,245	125.00	09/20/24	(474)
GE Vernova LLC	Chicago Board Options Exchange	904	16,113	200.00	09/20/24	(542)
General Electric Co.	Chicago Board Options Exchange	1,575	26,807	190.00	09/20/24	(256)
General Electric Co.	Chicago Board Options Exchange	1,651	28,100	185.00	09/20/24	(428)
JPMorgan Chase & Co.	Chicago Board Options Exchange	226	4,809	220.00	09/20/24	(82)
PNC Financial Services Group, Inc.	Chicago Board Options Exchange	376	6,809	190.00	09/20/24	(106)

						(2,322)
Put Options
The Boeing Co.	Chicago Board Options Exchange	1,600	30,496	170.00	08/16/24	(46)

TOTAL WRITTEN OPTIONS						(2,368)

Any values shown as $0 in the Schedule of Investments may reflect amounts less than $500.
Legend

(a)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $37,911,000 or 0.4% of net assets.

(b)	Non-income producing
(c)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(d)	Security or a portion of the security is pledged as collateral for options written. At period end, the value of securities pledged amounted to $187,305,000.
(e)	Security or a portion of the security is on loan at period end.
(f)	Amount is stated in United States dollars unless otherwise noted.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(h)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	498,389	934,674	1,272,329	13,219	-	-	160,734	0.3%
Fidelity Securities Lending Cash Central Fund 5.39%	99,536	943,571	1,026,284	674	-	-	16,823	0.1%
Total	597,925	1,878,245	2,298,613	13,893	-	-	177,557

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of July 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	427,735	349,719	78,016	-
Consumer Discretionary	216,489	216,489	-	-
Consumer Staples	635,965	632,332	3,633	-
Energy	1,070,576	1,070,576	-	-
Financials	1,990,272	1,970,350	19,922	-
Health Care	1,290,129	1,290,129	-	-
Industrials	1,741,830	1,657,568	84,262	-
Information Technology	2,616,023	2,609,658	6,365	-
Materials	139,105	139,105	-	-
Real Estate	152,428	152,428	-	-
Utilities	256,543	256,543	-	-

Corporate Bonds	10,386	-	10,386	-

U.S. Government and Government Agency Obligations	52,913	-	52,913	-

Money Market Funds	177,557	177,557	-	-
Total Investments in Securities:	10,777,951	10,522,454	255,497	-
Derivative Instruments: Liabilities
Written Options	(2,368)	(2,368)	-	-
Total Liabilities	(2,368)	(2,368)	-	-
Total Derivative Instruments:	(2,368)	(2,368)	-	-
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2024. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
(Amounts in thousands)	Asset ($)	Liability ($)
Equity Risk
Written Options (a)	0	(2,368)
Total Equity Risk	0	(2,368)
Total Value of Derivatives	0	(2,368)

(a)Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.
Financial Statements
Statement of Assets and Liabilities
As of July 31, 2024 Amounts in thousands (except per-share amounts)
Assets
Investment in securities, at value (including securities loaned of $16,391) - See accompanying schedule:
Unaffiliated issuers (cost $6,136,097)	$10,600,394
Fidelity Central Funds (cost $177,557)	177,557

Total Investment in Securities (cost $6,313,654)		$10,777,951
Cash		19
Receivable for investments sold		4,601
Receivable for fund shares sold		1,951
Dividends receivable		6,601
Interest receivable		7
Distributions receivable from Fidelity Central Funds		560
Prepaid expenses		2
Other receivables		424
Total assets		10,792,116
Liabilities
Payable for investments purchased
Regular delivery	$7,772
Delayed delivery	100
Payable for fund shares redeemed	2,752
Accrued management fee	4,663
Written options, at value (premium received $3,520)	2,368
Other payables and accrued expenses	609
Collateral on securities loaned	16,823
Total liabilities		35,087
Net Assets		$10,757,029
Net Assets consist of:
Paid in capital		$5,936,869
Total accumulated earnings (loss)		4,820,160
Net Assets		$10,757,029

Net Asset Value and Maximum Offering Price
Growth and Income :
Net Asset Value, offering price and redemption price per share ($9,390,438 ÷ 149,580 shares)		$62.78
Class K :
Net Asset Value, offering price and redemption price per share ($1,366,591 ÷ 21,792 shares)		$62.71
Statement of Operations
Year ended July 31, 2024 Amounts in thousands
Investment Income
Dividends		$186,209
Interest		1,802
Income from Fidelity Central Funds (including $674 from security lending)		13,893
Total income		201,904
Expenses
Management fee	$45,565
Transfer agent fees	6,540
Accounting fees	677
Custodian fees and expenses	298
Independent trustees' fees and expenses	46
Registration fees	88
Audit fees	162
Legal	13
Miscellaneous	136
Total expenses before reductions	53,525
Expense reductions	(629)
Total expenses after reductions		52,896
Net Investment income (loss)		149,008
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	508,685
Foreign currency transactions	(54)
Written options	(9,036)
Total net realized gain (loss)		499,595
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	1,232,859
Assets and liabilities in foreign currencies	(13)
Written options	1,406
Total change in net unrealized appreciation (depreciation)		1,234,252
Net gain (loss)		1,733,847
Net increase (decrease) in net assets resulting from operations		$1,882,855
Statement of Changes in Net Assets

Amount in thousands	Year ended July 31, 2024	Year ended July 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$149,008	$136,852
Net realized gain (loss)	499,595	114,801
Change in net unrealized appreciation (depreciation)	1,234,252	906,093
Net increase (decrease) in net assets resulting from operations	1,882,855	1,157,746
Distributions to shareholders	(367,130)	(270,534)

Share transactions - net increase (decrease)	(115,748)	786,109
Total increase (decrease) in net assets	1,399,977	1,673,321

Net Assets
Beginning of period	9,357,052	7,683,731
End of period	$10,757,029	$9,357,052

Financial Highlights
Fidelity® Growth & Income Portfolio

Years ended July 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$54.20	$48.92	$51.87	$38.15	$38.98
Income from Investment Operations
Net investment income (loss) A,B	.85	.84	.76	.78	.83
Net realized and unrealized gain (loss)	9.84	6.13	(.61)	14.49	(.37)
Total from investment operations	10.69	6.97	.15	15.27	.46
Distributions from net investment income	(.84)	(.86)	(1.06)	(.79)	(.84)
Distributions from net realized gain	(1.27)	(.83)	(2.05)	(.75)	(.46)
Total distributions	(2.11)	(1.69)	(3.10) C	(1.55) C	(1.29) C
Net asset value, end of period	$62.78	$54.20	$48.92	$51.87	$38.15
Total Return D	20.41%	14.77%	.26%	41.01%	1.27%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.56%	.58%	.57%	.58%	.60%
Expenses net of fee waivers, if any	.56%	.58%	.57%	.58%	.60%
Expenses net of all reductions	.56%	.58%	.57%	.58%	.60%
Net investment income (loss)	1.52%	1.71%	1.51%	1.71%	2.18%
Supplemental Data
Net assets, end of period (in millions)	$9,390	$8,277	$7,360	$7,219	$5,451
Portfolio turnover rate G	19%	13%	12%	16%	32%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity® Growth & Income Portfolio Class K

Years ended July 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$54.14	$48.86	$51.82	$38.11	$38.94
Income from Investment Operations
Net investment income (loss) A,B	.90	.89	.81	.81	.86
Net realized and unrealized gain (loss)	9.83	6.13	(.62)	14.48	(.35)
Total from investment operations	10.73	7.02	.19	15.29	.51
Distributions from net investment income	(.89)	(.91)	(1.10)	(.83)	(.88)
Distributions from net realized gain	(1.27)	(.83)	(2.05)	(.75)	(.46)
Total distributions	(2.16)	(1.74)	(3.15)	(1.58)	(1.34)
Net asset value, end of period	$62.71	$54.14	$48.86	$51.82	$38.11
Total Return C	20.52%	14.89%	.33%	41.15%	1.39%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.47%	.49%	.49%	.49%	.50%
Expenses net of fee waivers, if any	.47%	.48%	.48%	.49%	.50%
Expenses net of all reductions	.47%	.48%	.48%	.49%	.50%
Net investment income (loss)	1.61%	1.80%	1.60%	1.80%	2.28%
Supplemental Data
Net assets, end of period (in millions)	$1,367	$1,080	$323	$850	$1,020
Portfolio turnover rate F	19%	13%	12%	16%	32%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Notes to Financial Statements

For the period ended July 31, 2024
(Amounts in thousands except percentages)

1. Organization.
Fidelity Growth & Income Portfolio (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Growth & Income Portfolio and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds and U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in dividends. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Growth & Income Portfolio	$414

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$4,614,412
Gross unrealized depreciation	(181,015)
Net unrealized appreciation (depreciation)	$4,433,397
Tax Cost	$6,342,186

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$14,187
Undistributed long-term capital gain	$374,132
Net unrealized appreciation (depreciation) on securities and other investments	$4,431,976

The tax character of distributions paid was as follows:

	July 31, 2024	July 31, 2023
Ordinary Income	$161,084	$ 140,027
Long-term Capital Gains	206,046	130,507
Total	$367,130	$ 270,534

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)($)	Change in Net Unrealized Appreciation (Depreciation)($)
Fidelity Growth & Income Portfolio
Equity Risk
Purchased Options	(1,022)	-
Written Options	(9,036)	1,406
Total Equity Risk	(10,058)	1,406
Totals	(10,058)	1,406

If there are any open positions at period end, a summary of the value of derivatives by primary risk exposure is included at the end of the Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. Exchange-traded and/or OTC options were used to manage exposure to the market.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected in total accumulated earnings (loss) in the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed, a gain or loss is realized depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included in the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable, and are representative of volume of activity during the period unless an average notional amount is presented.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Growth & Income Portfolio	1,770,543	1,814,367
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

Effective March 1, 2024, the Fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). The amended contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. When determining a class's management fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual management fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Growth and Income	.54
Class K	.45

One-twelfth of the management fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the portion of the reporting period on or after March 1, 2024, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Growth and Income	.54
Class K	.45

Prior to March 1, 2024, the management fee was the sum of an individual fund fee rate that was based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .22 % during the period. The group fee rate was based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreased as assets under management increased and increased as assets under management decreased. For the portion of the reporting period prior to March 1, 2024, the total annualized management fee rate was .42%.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. Effective March 1, 2024, the Fund's management contract was amended to incorporate transfer agent services and associated fees previously covered under a separate services agreement. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

During the period December 1, 2023 through February 29, 2024, the transfer agent fees for each class were a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Growth and Income	.1316
Class K	.0420

Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K. FIIOC received an asset-based fee of Class K's average net assets. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

	Amount ($)	% of Class-Level Average Net Assets
Growth and Income	6,244.13
Class K	296.04
	6,540

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. Effective March 1, 2024, the Fund's management contract was amended to incorporate accounting services and associated fees previously covered under a separate services agreement.

During the period December 1, 2023 through February 29, 2024, the accounting fees were a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Growth & Income Portfolio	.0125

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Growth & Income Portfolio	.01

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Growth & Income Portfolio	24

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss)($)
Fidelity Growth & Income Portfolio	114,833	72,818	16,644

7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount ($)
Fidelity Growth & Income Portfolio	16
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Growth & Income Portfolio	68	- A	-
A Amount represents less than five hundred dollars.
9. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $29.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $600.
10. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended July 31, 2024	Year ended July 31, 2023
Fidelity Growth & Income Portfolio
Distributions to shareholders
Growth and Income	$319,194	$256,486
Class K	47,936	14,048
Total	$367,130	$270,534

11. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2024	Year ended July 31, 2023	Year ended July 31, 2024	Year ended July 31, 2023
Fidelity Growth & Income Portfolio
Growth and Income
Shares sold	8,419	13,611	$472,938	$672,097
Reinvestment of distributions	5,440	4,987	293,667	238,237
Shares redeemed	(17,003)	(16,347)	(945,060)	(803,035)
Net increase (decrease)	(3,144)	2,251	$(178,455)	$107,299
Class K
Shares sold	7,674	14,938	$401,665	$758,212
Reinvestment of distributions	886	291	47,936	14,048
Shares redeemed	(6,715)	(1,898)	(386,894)	(93,450)
Net increase (decrease)	1,845	13,331	$62,707	$678,810
12. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
13. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Securities Fund and Shareholders of Fidelity Growth & Income Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Growth & Income Portfolio (one of the funds constituting Fidelity Securities Fund, referred to hereafter as the "Fund") as of July 31, 2024, the related statement of operations for the year ended July 31, 2024, the statement of changes in net assets for each of the two years in the period ended July 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2024 and the financial highlights for each of the five years in the period ended July 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
September 17, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2024, $493,342,729, or, if subsequently determined to be different, the net capital gain of such year.

A total of 1.59% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 100% of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The fund designates $5,924,638 of distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends.

Growth & Income Portfolio designates 22%, 87%, 100%, 100% and 100% and Class K designates 22%, 82%, 96%, 100% and 100%; distributed in September, October, December, April, and July during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Growth & Income Portfolio and Class K designate 100% of dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.

Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
A special meeting of shareholders was held on July 16, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Bettina Doulton
Affirmative	88,756,759,992.17	95.11
Withheld	4,564,750,651.52	4.89
TOTAL	93,321,510,643.68	100.00
Robert A. Lawrence
Affirmative	88,523,438,331.98	94.86
Withheld	4,798,072,311.70	5.14
TOTAL	93,321,510,643.68	100.00
Vijay C. Advani
Affirmative	88,484,371,668.51	94.82
Withheld	4,837,138,975.17	5.18
TOTAL	93,321,510,643.68	100.00
Thomas P. Bostick
Affirmative	88,618,596,648.21	94.96
Withheld	4,702,913,995.47	5.04
TOTAL	93,321,510,643.68	100.00
Donald F. Donahue
Affirmative	88,542,403,002.79	94.88
Withheld	4,779,107,640.89	5.12
TOTAL	93,321,510,643.68	100.00
Vicki L. Fuller
Affirmative	88,788,711,037.44	95.14
Withheld	4,532,799,606.24	4.86
TOTAL	93,321,510,643.68	100.00
Patricia L. Kampling
Affirmative	88,819,315,996.59	95.18
Withheld	4,502,194,647.10	4.82
TOTAL	93,321,510,643.68	100.00
Thomas A. Kennedy
Affirmative	88,667,457,817.34	95.01
Withheld	4,654,052,826.34	4.99
TOTAL	93,321,510,643.68	100.00
Oscar Munoz
Affirmative	88,183,976,568.30	94.49
Withheld	5,137,534,075.39	5.51
TOTAL	93,321,510,643.68	100.00
Karen B. Peetz
Affirmative	88,720,160,318.58	95.07
Withheld	4,601,350,325.11	4.93
TOTAL	93,321,510,643.68	100.00
David M. Thomas
Affirmative	88,471,490,747.86	94.80
Withheld	4,850,019,895.82	5.20
TOTAL	93,321,510,643.68	100.00
Susan Tomasky
Affirmative	88,536,869,646.78	94.87
Withheld	4,784,640,996.90	5.13
TOTAL	93,321,510,643.68	100.00
Michael E. Wiley
Affirmative	88,526,906,267.86	94.86
Withheld	4,794,604,375.83	5.14
TOTAL	93,321,510,643.68	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Growth & Income Portfolio
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2024 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (the retail class, which was selected because it was the largest class); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, shareholder, transfer agency, and pricing and bookkeeping services performed by the Investment Advisers and their affiliates under the Advisory Contracts; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. The Board considered that, effective March 1, 2024, an amended Advisory Contract with FMR went into effect with class-level management fees based on tiered schedules and subject to a maximum class-level rate (the management fee). The Board also considered that in exchange for the variable management fee, each class of the fund receives investment advisory, management, administrative, transfer agent, and pricing and bookkeeping services. In its review of the management fee and total expense ratio of the retail class, the Board considered a pro forma management fee rate for the retail class as if it had been in effect for the 12-month period ended September 30, 2023, as well as other third-party fund expenses, as applicable, such as custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Morningstar) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the retail class of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the retail class of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the retail class of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2023 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2023. Further, the information provided to the Board indicated that the total expense ratio of the retail class of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2023 and below the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2023.
The Board noted that a different variable management fee rate is applicable to each class of the fund. The Board considered that the difference in management fee rates between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses and not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a variable management fee structure, which provides breakpoints as a way to share, in part, any potential economies of scale that may exist at the asset class level and through a discount that considers both fund size and total assets of the four applicable asset classes. The Board considered that the variable management fee is designed to deliver the benefits of economies of scale to fund shareholders even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all funds subject to the variable management fee, and all such funds benefit if those costs can be allocated among more assets. The Board concluded that, given the variable management fee structure, fund shareholders will benefit from lower management fees due to the application of the breakpoints and discount factor, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) the variable management fee implemented for certain funds effective March 1, 2024; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2025.

1.536189.127
GAI-ANN-0924
Fidelity® Dividend Growth Fund

Annual Report
July 31, 2024
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Dividend Growth Fund
Schedule of Investments July 31, 2024
Showing Percentage of Net Assets
Common Stocks - 99.1%
	Shares	Value ($) (000s)
COMMUNICATION SERVICES - 8.5%
Interactive Media & Services - 5.5%
Alphabet, Inc. Class A	911,500	156,359
Meta Platforms, Inc. Class A	584,900	277,728
		434,087
Media - 1.9%
Comcast Corp. Class A	3,697,392	152,591
Wireless Telecommunication Services - 1.1%
T-Mobile U.S., Inc.	491,100	89,518
TOTAL COMMUNICATION SERVICES		676,196
CONSUMER DISCRETIONARY - 1.8%
Distributors - 0.2%
A-Mark Precious Metals, Inc. (a)	373,321	14,350
Hotels, Restaurants & Leisure - 0.2%
Hilton Worldwide Holdings, Inc.	77,000	16,530
Starbucks Corp.	800	62
		16,592
Household Durables - 1.3%
D.R. Horton, Inc. (a)	61,900	11,138
JM AB (B Shares) (a)	1,195,349	23,239
Lennar Corp. Class A	92,300	16,331
Vistry Group PLC (b)	3,190,900	56,773
		107,481
Textiles, Apparel & Luxury Goods - 0.1%
Gildan Activewear, Inc. (a)	219,000	8,907
TOTAL CONSUMER DISCRETIONARY		147,330
CONSUMER STAPLES - 3.4%
Consumer Staples Distribution & Retail - 0.3%
Albertsons Companies, Inc.	382,300	7,581
Alimentation Couche-Tard, Inc. (multi-vtg.)	202,100	12,458
		20,039
Personal Care Products - 0.3%
Kenvue, Inc.	1,508,200	27,887
Tobacco - 2.8%
Altria Group, Inc.	459,714	22,531
British American Tobacco PLC (United Kingdom)	2,146,913	76,175
Philip Morris International, Inc.	1,094,700	126,066
		224,772
TOTAL CONSUMER STAPLES		272,698
ENERGY - 11.2%
Energy Equipment & Services - 2.3%
Borr Drilling Ltd. (a)	1,111,400	7,558
Borr Drilling Ltd. (a)	5,297,349	36,287
Noble Corp. PLC (a)	810,026	38,249
Seadrill Ltd. (b)	218,900	12,042
Subsea 7 SA sponsored ADR	379,700	7,351
Tidewater, Inc. (b)	771,800	76,377
		177,864
Oil, Gas & Consumable Fuels - 8.9%
Cool Co. Ltd. (a)	1,415,939	17,260
DHT Holdings, Inc.	2,381,900	27,987
Energy Transfer LP	7,160,600	116,503
Enterprise Products Partners LP	2,770,600	79,960
Exxon Mobil Corp.	2,083,097	247,034
Marathon Petroleum Corp.	129,900	22,995
Parkland Corp.	1,567,277	43,965
Reliance Industries Ltd. GDR (c)	527,500	38,033
Sitio Royalties Corp.	1,879,400	45,763
Teekay Tankers Ltd.	1,109,623	72,614
		712,114
TOTAL ENERGY		889,978
FINANCIALS - 13.1%
Banks - 1.2%
HDFC Bank Ltd.	1,153,000	22,281
Wells Fargo & Co.	1,178,493	69,932
		92,213
Capital Markets - 3.8%
Ares Capital Corp. (a)	3,672,112	76,894
Blue Owl Capital, Inc. Class A (a)	2,573,700	49,080
Brookfield Corp. Class A (a)	2,546,100	124,122
BSE Ltd.	651,600	19,895
KKR & Co., Inc.	294,300	36,331
		306,322
Financial Services - 5.7%
Apollo Global Management, Inc.	1,241,800	155,610
Fidelity National Information Services, Inc.	93,000	7,145
Global Payments, Inc.	670,100	68,109
MasterCard, Inc. Class A	189,200	87,734
Visa, Inc. Class A	522,193	138,731
		457,329
Insurance - 2.4%
Arthur J. Gallagher & Co.	169,900	48,165
Chubb Ltd.	222,400	61,307
Fidelity National Financial, Inc.	313,700	17,382
Marsh & McLennan Companies, Inc.	118,100	26,286
The Travelers Companies, Inc.	161,600	34,977
		188,117
TOTAL FINANCIALS		1,043,981
HEALTH CARE - 8.0%
Biotechnology - 0.4%
Gilead Sciences, Inc.	466,000	35,444
Health Care Providers & Services - 4.0%
Cardinal Health, Inc.	116,400	11,737
Cigna Group	360,700	125,765
Elevance Health, Inc.	118,400	62,992
UnitedHealth Group, Inc.	205,006	118,116
		318,610
Life Sciences Tools & Services - 0.2%
Bruker Corp.	190,900	13,079
Pharmaceuticals - 3.4%
Bristol-Myers Squibb Co.	341,200	16,227
Eli Lilly & Co.	142,800	114,850
Merck & Co., Inc.	522,900	59,156
Royalty Pharma PLC	2,940,300	82,828
		273,061
TOTAL HEALTH CARE		640,194
INDUSTRIALS - 16.2%
Aerospace & Defense - 5.4%
BAE Systems PLC	1,474,600	24,594
General Dynamics Corp.	177,000	52,872
General Electric Co.	360,350	61,332
Howmet Aerospace, Inc.	272,900	26,117
Huntington Ingalls Industries, Inc.	149,300	41,801
Spirit AeroSystems Holdings, Inc. Class A (a)(b)	969,000	35,126
Textron, Inc.	213,100	19,797
Thales SA	186,100	29,597
The Boeing Co. (b)	740,700	141,177
		432,413
Commercial Services & Supplies - 0.6%
GFL Environmental, Inc.	174,400	6,767
The Brink's Co.	349,700	38,464
		45,231
Construction & Engineering - 2.3%
Comfort Systems U.S.A., Inc.	85,600	28,455
EMCOR Group, Inc.	333,100	125,059
Quanta Services, Inc.	113,100	30,014
		183,528
Electrical Equipment - 2.5%
GE Vernova LLC	610,787	108,867
nVent Electric PLC	146,400	10,633
Prysmian SpA	209,300	14,393
Vertiv Holdings Co.	874,300	68,807
		202,700
Machinery - 2.4%
Allison Transmission Holdings, Inc.	2,147,602	190,256
Marine Transportation - 0.8%
2020 Bulkers Ltd. (d)	1,271,181	17,371
Himalaya Shipping Ltd.	411,353	3,299
Himalaya Shipping Ltd. (a)	1,333,100	10,825
Stolt-Nielsen SA	881,700	34,587
		66,082
Professional Services - 1.6%
Genpact Ltd.	609,300	21,124
Paycom Software, Inc.	280,400	46,768
SS&C Technologies Holdings, Inc.	811,100	59,170
		127,062
Trading Companies & Distributors - 0.6%
Applied Industrial Technologies, Inc.	93,700	20,444
Watsco, Inc. (a)	55,700	27,265
		47,709
TOTAL INDUSTRIALS		1,294,981
INFORMATION TECHNOLOGY - 26.9%
Electronic Equipment, Instruments & Components - 0.0%
Vontier Corp.	6,702	263
IT Services - 0.1%
Amdocs Ltd.	124,700	10,908
Semiconductors & Semiconductor Equipment - 17.9%
Amkor Technology, Inc.	1,180,000	38,539
ASML Holding NV:
(depository receipt)	8,700	8,149
(Netherlands)	22,600	20,802
BE Semiconductor Industries NV	232,900	30,032
Broadcom, Inc.	1,398,500	224,711
Marvell Technology, Inc.	1,579,105	105,768
Micron Technology, Inc.	1,078,800	118,474
NVIDIA Corp.	4,318,300	505,327
NXP Semiconductors NV	127,800	33,632
Qualcomm, Inc.	983,900	178,037
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	470,400	77,992
Teradyne, Inc.	451,700	59,245
Universal Display Corp.	109,550	24,388
		1,425,096
Software - 7.0%
Intuit, Inc.	65,500	42,401
Microsoft Corp.	1,110,400	464,536
Oracle Corp.	279,200	38,934
Salesforce, Inc.	37,500	9,705
		555,576
Technology Hardware, Storage & Peripherals - 1.9%
Apple, Inc.	103,672	23,023
Dell Technologies, Inc.	209,700	23,839
Samsung Electronics Co. Ltd.	1,753,570	107,407
		154,269
TOTAL INFORMATION TECHNOLOGY		2,146,112
MATERIALS - 2.5%
Metals & Mining - 2.5%
Arch Resources, Inc. Class A,	149,409	21,896
First Quantum Minerals Ltd.	2,150,300	26,321
Franco-Nevada Corp.	465,500	60,031
Freeport-McMoRan, Inc.	320,200	14,540
Glencore PLC	718,200	3,985
Newmont Corp.	447,300	21,949
Royal Gold, Inc.	100,600	13,895
Wheaton Precious Metals Corp.	673,200	40,251
		202,868
REAL ESTATE - 1.2%
Equity Real Estate Investment Trusts (REITs) - 0.4%
Crown Castle, Inc.	295,900	32,573
Real Estate Management & Development - 0.8%
The St. Joe Co. (a)	1,000,000	61,680
TOTAL REAL ESTATE		94,253
UTILITIES - 6.3%
Electric Utilities - 4.8%
Constellation Energy Corp.	143,076	27,156
Edison International	1,047,500	83,810
Exelon Corp.	1,963,930	73,058
FirstEnergy Corp.	1,580,500	66,239
NextEra Energy, Inc.	1,225,200	93,593
Southern Co.	430,700	35,972
		379,828
Independent Power and Renewable Electricity Producers - 1.5%
The AES Corp.	1,229,800	21,878
Vistra Corp.	1,249,250	98,966
		120,844
TOTAL UTILITIES		500,672
TOTAL COMMON STOCKS (Cost $5,746,119)		7,909,263

Money Market Funds - 1.8%
	Shares	Value ($) (000s)
Fidelity Cash Central Fund 5.39% (e)	55,866,024	55,877
Fidelity Securities Lending Cash Central Fund 5.39% (e)(f)	85,651,512	85,660
TOTAL MONEY MARKET FUNDS (Cost $141,537)		141,537

TOTAL INVESTMENT IN SECURITIES - 100.9% (Cost $5,887,656)	8,050,800
NET OTHER ASSETS (LIABILITIES) - (0.9)%	(70,909)
NET ASSETS - 100.0%	7,979,891

Any values shown as $0 in the Schedule of Investments may reflect amounts less than $500.
Legend

(a)	Security or a portion of the security is on loan at period end.
(b)	Non-income producing
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $38,033,000 or 0.5% of net assets.

(d)	Affiliated company
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(f)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	140,298	1,964,202	2,048,625	4,247	2	-	55,877	0.1%
Fidelity Securities Lending Cash Central Fund 5.39%	153,723	1,407,190	1,475,253	1,074	-	-	85,660	0.4%
Total	294,021	3,371,392	3,523,878	5,321	2	-	141,537

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are presented in the table below. Certain corporate actions, such as mergers, are excluded from the amounts in this table if applicable. A dash in the Value end of period ($) column means either the issuer is no longer held at period end, or the issuer is held at period end but is no longer an affiliate.
Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
2020 Bulkers Ltd.	13,037	875	781	3,439	(9)	4,249	17,371
Total	13,037	875	781	3,439	(9)	4,249	17,371

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	676,196	676,196	-	-
Consumer Discretionary	147,330	147,330	-	-
Consumer Staples	272,698	196,523	76,175	-
Energy	889,978	889,978	-	-
Financials	1,043,981	1,021,700	22,281	-
Health Care	640,194	640,194	-	-
Industrials	1,294,981	1,270,387	24,594	-
Information Technology	2,146,112	2,146,112	-	-
Materials	202,868	198,883	3,985	-
Real Estate	94,253	94,253	-	-
Utilities	500,672	500,672	-	-

Money Market Funds	141,537	141,537	-	-
Total Investments in Securities:	8,050,800	7,923,765	127,035	-
Financial Statements
Statement of Assets and Liabilities
As of July 31, 2024 Amounts in thousands (except per-share amounts)
Assets
Investment in securities, at value (including securities loaned of $83,887) - See accompanying schedule:
Unaffiliated issuers (cost $5,731,291)	$7,891,892
Fidelity Central Funds (cost $141,537)	141,537
Other affiliated issuers (cost $14,828)	17,371

Total Investment in Securities (cost $5,887,656)		$8,050,800
Cash		1,020
Receivable for investments sold		38,659
Receivable for fund shares sold		2,962
Dividends receivable		6,209
Distributions receivable from Fidelity Central Funds		344
Prepaid expenses		2
Other receivables		420
Total assets		8,100,416
Liabilities
Payable for investments purchased	$25,895
Payable for fund shares redeemed	3,385
Accrued management fee	4,333
Other payables and accrued expenses	1,257
Collateral on securities loaned	85,655
Total liabilities		120,525
Net Assets		$7,979,891
Net Assets consist of:
Paid in capital		$5,328,289
Total accumulated earnings (loss)		2,651,602
Net Assets		$7,979,891

Net Asset Value and Maximum Offering Price
Dividend Growth :
Net Asset Value, offering price and redemption price per share ($6,859,493 ÷ 172,725 shares)		$39.71
Class K :
Net Asset Value, offering price and redemption price per share ($1,120,398 ÷ 28,260 shares)		$39.65
Statement of Operations
Year ended July 31, 2024 Amounts in thousands
Investment Income
Dividends (including $3,439 earned from affiliated issuers)		$113,241
Income from Fidelity Central Funds (including $1,074 from security lending)		5,321
Total income		118,562
Expenses
Management fee
Basic fee	$37,982
Performance adjustment	3,381
Transfer agent fees	4,574
Accounting fees	586
Custodian fees and expenses	93
Independent trustees' fees and expenses	32
Registration fees	124
Audit fees	78
Legal	11
Interest	8
Miscellaneous	107
Total expenses before reductions	46,976
Expense reductions	(402)
Total expenses after reductions		46,574
Net Investment income (loss)		71,988
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	560,475
Fidelity Central Funds	2
Other affiliated issuers	(9)
Foreign currency transactions	(44)
Total net realized gain (loss)		560,424
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $660)	1,022,360
Affiliated issuers	4,249
Total change in net unrealized appreciation (depreciation)		1,026,609
Net gain (loss)		1,587,033
Net increase (decrease) in net assets resulting from operations		$1,659,021
Statement of Changes in Net Assets

Amount in thousands	Year ended July 31, 2024	Year ended July 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$71,988	$98,453
Net realized gain (loss)	560,424	197,006
Change in net unrealized appreciation (depreciation)	1,026,609	259,059
Net increase (decrease) in net assets resulting from operations	1,659,021	554,518
Distributions to shareholders	(220,829)	(658,335)

Share transactions - net increase (decrease)	321,191	120,909
Total increase (decrease) in net assets	1,759,383	17,092

Net Assets
Beginning of period	6,220,508	6,203,416
End of period	$7,979,891	$6,220,508

Financial Highlights
Fidelity® Dividend Growth Fund

Years ended July 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$32.22	$32.82	$36.80	$26.38	$29.59
Income from Investment Operations
Net investment income (loss) A,B	.37	.47	.44	.42	.58
Net realized and unrealized gain (loss)	8.26	2.26	(1.37)	10.59	(2.29)
Total from investment operations	8.63	2.73	(.93)	11.01	(1.71)
Distributions from net investment income	(.47)	(.47)	(.55)	(.59)	(.49)
Distributions from net realized gain	(.67)	(2.85)	(2.50)	-	(1.01)
Total distributions	(1.14)	(3.33) C	(3.05)	(.59)	(1.50)
Net asset value, end of period	$39.71	$32.22	$32.82	$36.80	$26.38
Total Return D	27.66%	9.39%	(2.83)%	42.42%	(6.24)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.71%	.58%	.48%	.49%	.49%
Expenses net of fee waivers, if any	.70%	.58%	.47%	.49%	.49%
Expenses net of all reductions	.70%	.58%	.47%	.48%	.48%
Net investment income (loss)	1.07%	1.57%	1.27%	1.31%	2.11%
Supplemental Data
Net assets, end of period (in millions)	$6,859	$5,711	$5,661	$6,114	$4,685
Portfolio turnover rate G	70%	66% H	52%	93%	69%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
HPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity® Dividend Growth Fund Class K

Years ended July 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$32.17	$32.77	$36.76	$26.36	$29.56
Income from Investment Operations
Net investment income (loss) A,B	.41	.50	.47	.44	.61
Net realized and unrealized gain (loss)	8.25	2.26	(1.37)	10.57	(2.28)
Total from investment operations	8.66	2.76	(.90)	11.01	(1.67)
Distributions from net investment income	(.50)	(.50)	(.59)	(.61)	(.52)
Distributions from net realized gain	(.67)	(2.85)	(2.50)	-	(1.01)
Total distributions	(1.18) C	(3.36) C	(3.09)	(.61)	(1.53)
Net asset value, end of period	$39.65	$32.17	$32.77	$36.76	$26.36
Total Return D	27.79%	9.51%	(2.75)%	42.53%	(6.11)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.62%	.49%	.38%	.39%	.39%
Expenses net of fee waivers, if any	.61%	.48%	.38%	.39%	.39%
Expenses net of all reductions	.61%	.48%	.38%	.38%	.38%
Net investment income (loss)	1.16%	1.67%	1.36%	1.41%	2.22%
Supplemental Data
Net assets, end of period (in millions)	$1,120	$509	$542	$807	$1,228
Portfolio turnover rate G	70%	66% H	52%	93%	69%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
HPortfolio turnover rate excludes securities received or delivered in-kind.
Notes to Financial Statements

For the period ended July 31, 2024
(Amounts in thousands except percentages)

1. Organization.
Fidelity Dividend Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Dividend Growth and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Dividend Growth Fund	$402

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships and losses deferred due to wash sales.
As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,258,521
Gross unrealized depreciation	(102,910)
Net unrealized appreciation (depreciation)	$2,155,611
Tax Cost	$5,895,189

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$127,570
Undistributed long-term capital gain	$387,800
Net unrealized appreciation (depreciation) on securities and other investments	$2,136,892

The tax character of distributions paid was as follows:

	July 31, 2024	July 31, 2023
Ordinary Income	$91,694	$100,435
Long-term Capital Gains	129,135	557,900
Total	$220,829	$658,335

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Dividend Growth Fund	4,865,046	4,620,232

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity Dividend Growth Fund	5,897	72,578	188,231
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

Effective March 1, 2024, the Fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. The management fee is determined by calculating a basic fee and then applying a performance adjustment. When determining a class's basic fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual basic fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Dividend Growth	.64
Class K	.55

One-twelfth of the basic fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the basic fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the portion of the reporting period on or after March 1, 2024, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Dividend Growth	.63
Class K	.55

Prior to March 1, 2024, the management fee was the sum of an individual fund fee rate that was based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate was based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreased as assets under management increased and increased as assets under management decreased. For the portion of the reporting period prior to March 1, 2024, the total annualized management fee rate was .52%.

The performance adjustment rate is calculated monthly by comparing over the performance period the Fund's performance to that of the performance adjustment index listed below.

Performance Adjustment Index
Fidelity Dividend Growth Fund	S&P 500 Index

For the purposes of calculating the performance adjustment for the Fund, the Fund's investment performance is based on the performance of Dividend Growth. To the extent that other classes of the Fund have higher expenses, this could result in those classes bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered. The performance period is the most recent 36 month period. The maximum annualized performance adjustment rate is ±.20% of the Fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the Fund's average net assets over the performance period, and the resulting dollar amount is proportionately added to or subtracted from a class's basic fee. For the entire reporting period, the total annual performance adjustment was .05%.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. Effective March 1, 2024, the Fund's management contract was amended to incorporate transfer agent services and associated fees previously covered under a separate services agreement. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

During the period December 1, 2023 through February 29, 2024, the transfer agent fees for each class were a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Dividend Growth	.1342
Class K	.0420

Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to the account size and type of account of the shareholders of Dividend Growth. FIIOC received an asset-based fee of Class K's average net assets. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

	Amount ($)	% of Class-Level Average Net Assets
Dividend Growth	4,455.14
Class K	119.04
	4,574

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. Effective March 1, 2024, the Fund's management contract was amended to incorporate accounting services and associated fees previously covered under a separate services agreement.

During the period December 1, 2023 through February 29, 2024, the accounting fees were a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Dividend Growth Fund	.0159

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Dividend Growth Fund	.02

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Dividend Growth Fund	90

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
Fidelity Dividend Growth Fund	Borrower	8,800	5.57%	8

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Dividend Growth Fund	240,934	234,709	30,848

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity Dividend Growth Fund	19
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount ($)
Fidelity Dividend Growth Fund	11
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Dividend Growth Fund	112	48	-
8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $7.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $395.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended July 31, 2024	Year ended July 31, 2023
Fidelity Dividend Growth Fund
Distributions to shareholders
Dividend Growth	$201,199	$576,918
Class K	19,630	81,417
Total	$220,829	$658,335
10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2024	Year ended July 31, 2023	Year ended July 31, 2024	Year ended July 31, 2023
Fidelity Dividend Growth Fund
Dividend Growth
Shares sold	8,681	11,761	$310,821	$365,822
Reinvestment of distributions	5,889	18,481	190,224	548,214
Shares redeemed	(19,111)	(25,467)	(659,172)	(772,029)
Net increase (decrease)	(4,541)	4,775	$(158,127)	$142,007
Class K
Shares sold	15,987	18,841	$599,253	$581,956
Reinvestment of distributions	600	2,752	19,630	81,417
Shares redeemed	(4,160)	(22,314)	(139,565)	(684,471)
Net increase (decrease)	12,427	(721)	$479,318	$(21,098)
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Securities Fund and Shareholders of Fidelity Dividend Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Dividend Growth Fund (one of the funds constituting Fidelity Securities Fund, referred to hereafter as the "Fund") as of July 31, 2024, the related statement of operations for the year ended July 31, 2024, the statement of changes in net assets for each of the two years in the period ended July 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2024 and the financial highlights for each of the five years in the period ended July 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
September 12, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2024, $424,885,003, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.55% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $1,329,690 of distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends.

Dividend Growth designates 80%, 88%, 100% and 100%; Class K designates 77%, 84%, 100% and 100%; of the dividends distributed in October, December, April, and July, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Dividend Growth designates 100%; Class K designates 100%; of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.

Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
A special meeting of shareholders was held on July 16, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Bettina Doulton
Affirmative	88,756,759,992.17	95.11
Withheld	4,564,750,651.52	4.89
TOTAL	93,321,510,643.68	100.00
Robert A. Lawrence
Affirmative	88,523,438,331.98	94.86
Withheld	4,798,072,311.70	5.14
TOTAL	93,321,510,643.68	100.00
Vijay C. Advani
Affirmative	88,484,371,668.51	94.82
Withheld	4,837,138,975.17	5.18
TOTAL	93,321,510,643.68	100.00
Thomas P. Bostick
Affirmative	88,618,596,648.21	94.96
Withheld	4,702,913,995.47	5.04
TOTAL	93,321,510,643.68	100.00
Donald F. Donahue
Affirmative	88,542,403,002.79	94.88
Withheld	4,779,107,640.89	5.12
TOTAL	93,321,510,643.68	100.00
Vicki L. Fuller
Affirmative	88,788,711,037.44	95.14
Withheld	4,532,799,606.24	4.86
TOTAL	93,321,510,643.68	100.00
Patricia L. Kampling
Affirmative	88,819,315,996.59	95.18
Withheld	4,502,194,647.10	4.82
TOTAL	93,321,510,643.68	100.00
Thomas A. Kennedy
Affirmative	88,667,457,817.34	95.01
Withheld	4,654,052,826.34	4.99
TOTAL	93,321,510,643.68	100.00
Oscar Munoz
Affirmative	88,183,976,568.30	94.49
Withheld	5,137,534,075.39	5.51
TOTAL	93,321,510,643.68	100.00
Karen B. Peetz
Affirmative	88,720,160,318.58	95.07
Withheld	4,601,350,325.11	4.93
TOTAL	93,321,510,643.68	100.00
David M. Thomas
Affirmative	88,471,490,747.86	94.80
Withheld	4,850,019,895.82	5.20
TOTAL	93,321,510,643.68	100.00
Susan Tomasky
Affirmative	88,536,869,646.78	94.87
Withheld	4,784,640,996.90	5.13
TOTAL	93,321,510,643.68	100.00
Michael E. Wiley
Affirmative	88,526,906,267.86	94.86
Withheld	4,794,604,375.83	5.14
TOTAL	93,321,510,643.68	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Dividend Growth Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2024 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (the retail class, which was selected because it was the largest class); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, shareholder, transfer agency, and pricing and bookkeeping services performed by the Investment Advisers and their affiliates under the Advisory Contracts; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. The Board considered that, effective March 1, 2024, an amended Advisory Contract with FMR went into effect with class-level management fees based on tiered schedules and subject to a maximum class-level rate (the management fee). The Board also considered that in exchange for the variable management fee, each class of the fund receives investment advisory, management, administrative, transfer agent, and pricing and bookkeeping services. In its review of the management fee and total expense ratio of the retail class, the Board considered a pro forma management fee rate for the retail class as if it had been in effect for the 12-month period ended September 30, 2023, as well as other third-party fund expenses, as applicable, such as custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The Board also considered information about the impact of the fund's performance adjustment.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Morningstar) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps and without taking into account the fund's performance adjustment) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the retail class of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the retail class of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the retail class of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2023 and above the competitive median of the asset size peer group for the 12-month period ended September 30, 2023. Further, the information provided to the Board indicated that the total expense ratio of the retail class of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2023 and below the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2023. The Board considered that Fidelity believes that management fee comparisons are particularly unhelpful in the context of this fund and that total expense comparisons are more useful. The Board noted that the total expense ratio of the representative class ranked below the competitive median.
The Board noted that a different variable management fee rate is applicable to each class of the fund. The Board considered that the difference in management fee rates between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses and not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class.
The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.
In connection with its consideration of the fund's performance adjustment, the Board noted that the performance of the retail class is used for purposes of determining the performance adjustment. The Board noted that to the extent the performance adjustment was based on the performance of a share class with higher total annual operating expenses, the fund would be subject to a smaller positive and larger negative performance adjustment. The Board considered the appropriateness of the use of the retail class as the basis for the performance adjustment. The Board noted that the retail class is typically the largest class (reflecting the actual investment experience for the plurality of shareholders), employs a standard expense structure, and does not include fund-paid 12b-1 fees, which Fidelity believes makes it a more appropriate measurement of Fidelity's investment skill.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee, including the use of the retail class as the basis for the performance adjustment, is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a variable management fee structure, which provides breakpoints as a way to share, in part, any potential economies of scale that may exist at the asset class level and through a discount that considers both fund size and total assets of the four applicable asset classes. The Board considered that the variable management fee is designed to deliver the benefits of economies of scale to fund shareholders even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all funds subject to the variable management fee, and all such funds benefit if those costs can be allocated among more assets. The Board concluded that, given the variable management fee structure, fund shareholders will benefit from lower management fees due to the application of the breakpoints and discount factor, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) the variable management fee implemented for certain funds effective March 1, 2024; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2025.

1.536090.127
DGF-ANN-0924
Fidelity® OTC Portfolio

Annual Report
July 31, 2024
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Consolidated Financial Statements and Consolidated Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® OTC Portfolio
Consolidated Schedule of Investments July 31, 2024
Showing Percentage of Net Assets
Common Stocks - 93.5%
	Shares	Value ($) (000s)
COMMUNICATION SERVICES - 19.1%
Diversified Telecommunication Services - 0.0%
Starry Group Holdings, Inc. Class A (a)(b)	331,308	0
Entertainment - 2.2%
Electronic Arts, Inc.	2,318	350
NetEase, Inc. ADR	14,571	1,342
Netflix, Inc. (a)	1,029,471	646,868
Take-Two Interactive Software, Inc. (a)	11,474	1,727
The Walt Disney Co.	376,500	35,274
		685,561
Interactive Media & Services - 15.3%
Alphabet, Inc.:
Class A	11,735,114	2,013,041
Class C	5,184,601	897,714
Epic Games, Inc. (a)(b)(c)	77,600	46,560
Meta Platforms, Inc. Class A	3,053,668	1,449,973
Reddit, Inc.:
Class A (d)	617,700	37,587
Class B	3,851,357	234,355
Vimeo, Inc. (a)	280,690	1,128
		4,680,358
Media - 1.0%
Charter Communications, Inc. Class A (a)	310,497	117,902
Comcast Corp. Class A	4,347,005	179,401
		297,303
Wireless Telecommunication Services - 0.6%
T-Mobile U.S., Inc.	1,012,100	184,486
TOTAL COMMUNICATION SERVICES		5,847,708
CONSUMER DISCRETIONARY - 12.2%
Automobiles - 0.1%
Rivian Automotive, Inc. (a)	12,976	213
Tesla, Inc. (a)	90,325	20,962
		21,175
Broadline Retail - 8.8%
Alibaba Group Holding Ltd. sponsored ADR	6,312	498
Amazon.com, Inc. (a)	13,741,783	2,569,439
ContextLogic, Inc. (a)	4,887	26
Etsy, Inc. (a)	136,437	8,888
Global-e Online Ltd. (a)(d)	248,592	8,532
JD.com, Inc. Class A	8,560	113
MercadoLibre, Inc. (a)	54,600	91,122
		2,678,618
Hotels, Restaurants & Leisure - 1.5%
Airbnb, Inc. Class A (a)	18,969	2,647
Chipotle Mexican Grill, Inc. (a)	1,203,600	65,380
Churchill Downs, Inc.	296,704	42,595
Domino's Pizza, Inc.	463,129	198,543
Hilton Worldwide Holdings, Inc.	76,465	16,415
Marriott International, Inc. Class A	42,424	9,643
Starbucks Corp.	1,505,777	117,375
Wynn Resorts Ltd.	121,571	10,069
		462,667
Specialty Retail - 0.9%
Lowe's Companies, Inc.	862,817	211,830
Ross Stores, Inc.	462,308	66,216
thredUP, Inc. (a)	86,404	181
		278,227
Textiles, Apparel & Luxury Goods - 0.9%
Figs, Inc. Class A (a)(d)	44,994	292
Kontoor Brands, Inc.	5,808	407
lululemon athletica, Inc. (a)	667,765	172,724
LVMH Moet Hennessy Louis Vuitton SE	160,490	113,204
		286,627
TOTAL CONSUMER DISCRETIONARY		3,727,314
CONSUMER STAPLES - 3.1%
Beverages - 2.3%
Diageo PLC	2,300,248	71,572
Keurig Dr. Pepper, Inc.	10,814,376	370,717
Monster Beverage Corp. (a)	4,887,723	251,473
		693,762
Consumer Staples Distribution & Retail - 0.3%
Costco Wholesale Corp.	94,545	77,716
Dollar Tree, Inc. (a)	286,874	29,932
		107,648
Food Products - 0.4%
Mondelez International, Inc.	1,793,455	122,583
Personal Care Products - 0.1%
Estee Lauder Companies, Inc. Class A	236,100	23,518
The Honest Co., Inc. (a)	157,592	588
		24,106
TOTAL CONSUMER STAPLES		948,099
ENERGY - 1.7%
Energy Equipment & Services - 0.1%
TGS ASA ADR	2,753,862	33,163
Oil, Gas & Consumable Fuels - 1.6%
Cenovus Energy, Inc. (Canada)	164,955	3,324
Diamondback Energy, Inc.	51,218	10,362
EOG Resources, Inc.	13,680	1,735
Exxon Mobil Corp.	3,759,249	445,809
Reliance Industries Ltd. GDR (e)	190,432	13,730
		474,960
TOTAL ENERGY		508,123
FINANCIALS - 2.3%
Banks - 0.1%
Huntington Bancshares, Inc.	2,197,693	32,856
Wintrust Financial Corp.	43,763	4,735
		37,591
Capital Markets - 0.8%
Coinbase Global, Inc. (a)	980,700	220,030
Moody's Corp.	15,161	6,921
S&P Global, Inc.	679	329
		227,280
Financial Services - 1.4%
Ant International Co. Ltd. Class C (a)(b)(c)	10,036,067	17,061
Circle Internet Financial Ltd.:
Class E (b)	1,272,556	36,930
Class F (b)	391,560	11,363
MasterCard, Inc. Class A	775,190	359,463
PayPal Holdings, Inc. (a)	170,153	11,193
		436,010
TOTAL FINANCIALS		700,881
HEALTH CARE - 7.5%
Biotechnology - 3.6%
Alnylam Pharmaceuticals, Inc. (a)	1,967,951	467,310
Argenx SE ADR (a)	159,400	82,230
Ascendis Pharma A/S sponsored ADR (a)	271,220	36,208
GenSight Biologics SA (a)	211,791	77
Grail, Inc. (d)	6,463	99
Ionis Pharmaceuticals, Inc. (a)	31,614	1,564
Legend Biotech Corp. ADR (a)	102,797	5,797
Regeneron Pharmaceuticals, Inc. (a)	461,597	498,151
Trevena, Inc. (a)(d)	17,806	4
		1,091,440
Health Care Equipment & Supplies - 2.4%
Boston Scientific Corp. (a)	2,531,987	187,063
DexCom, Inc. (a)	576,363	39,089
Inspire Medical Systems, Inc. (a)	772,182	108,916
Insulet Corp. (a)	1,420,369	276,049
Intuitive Surgical, Inc. (a)	168,100	74,739
Neuronetics, Inc. (a)	38,510	72
Outset Medical, Inc. (a)	39,921	142
Pulmonx Corp. (a)	26,049	180
TransMedics Group, Inc. (a)	419,700	59,707
		745,957
Health Care Technology - 0.0%
Certara, Inc. (a)	222,626	3,475
Life Sciences Tools & Services - 1.1%
10X Genomics, Inc. (a)	622,621	12,870
Bruker Corp.	2,256,819	154,615
Danaher Corp.	482,800	133,774
Illumina, Inc. (a)	38,780	4,754
Seer, Inc. (a)	587,199	1,163
Thermo Fisher Scientific, Inc.	21,900	13,432
		320,608
Pharmaceuticals - 0.4%
AstraZeneca PLC sponsored ADR	1,590,723	125,906
Elanco Animal Health, Inc. (a)	88,545	1,155
TherapeuticsMD, Inc. (a)(d)	6,826	12
		127,073
TOTAL HEALTH CARE		2,288,553
INDUSTRIALS - 1.7%
Aerospace & Defense - 0.8%
Space Exploration Technologies Corp. (a)(b)(c)	2,034,880	227,907
Space Exploration Technologies Corp. Class C (a)(b)(c)	70,920	7,943
		235,850
Commercial Services & Supplies - 0.0%
Veralto Corp.	15,900	1,694
Construction & Engineering - 0.4%
Bowman Consulting Group Ltd. (a)	80,907	2,890
Comfort Systems U.S.A., Inc.	95,300	31,680
Sterling Construction Co., Inc. (a)	819,877	95,401
		129,971
Electrical Equipment - 0.2%
Eaton Corp. PLC	210,099	64,036
Vertiv Holdings Co.	57,103	4,494
		68,530
Ground Transportation - 0.0%
CSX Corp.	285,633	10,026
Passenger Airlines - 0.0%
Wheels Up Experience, Inc.:
Class A (a)(d)	80,274	211
rights (a)(b)	11,102	0
rights (a)(b)	11,102	0
rights (a)(b)	11,103	0
		211
Professional Services - 0.3%
Verisk Analytics, Inc.	315,306	82,531
TOTAL INDUSTRIALS		528,813
INFORMATION TECHNOLOGY - 44.9%
Communications Equipment - 1.0%
Cisco Systems, Inc.	6,262,500	303,418
IT Services - 1.0%
Gartner, Inc. (a)	378,982	189,942
MongoDB, Inc. Class A (a)	255,600	64,503
Shopify, Inc. Class A (a)	471,500	28,856
Twilio, Inc. Class A (a)	916	54
X Holdings Corp. Class A (a)(b)(c)	709,150	19,814
		303,169
Semiconductors & Semiconductor Equipment - 15.6%
Advanced Micro Devices, Inc. (a)	52,489	7,584
Analog Devices, Inc.	307,372	71,120
Applied Materials, Inc.	479,316	101,711
ASML Holding NV (depository receipt)	223,669	209,511
Astera Labs, Inc.	52,600	2,306
BE Semiconductor Industries NV	927,115	119,552
Broadcom, Inc.	1,834,400	294,751
Lam Research Corp.	185,376	170,776
Marvell Technology, Inc.	10,310,719	690,612
NVIDIA Corp.	20,927,750	2,448,965
NXP Semiconductors NV	586,396	154,316
Qualcomm, Inc.	75,100	13,589
Skyworks Solutions, Inc.	93,002	10,567
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	2,856,054	473,534
		4,768,894
Software - 13.1%
Adobe, Inc. (a)	468,400	258,393
Atom Tickets LLC (a)(b)(c)(f)	516,103	0
Autodesk, Inc. (a)	180,048	44,565
Cadence Design Systems, Inc. (a)	1,129,539	302,332
Dropbox, Inc. Class A (a)	191,949	4,591
Dynatrace, Inc. (a)	9,118	400
Figma, Inc. (b)(c)	234,100	5,429
Five9, Inc. (a)	472,000	21,028
HubSpot, Inc. (a)	108,967	54,160
Intuit, Inc.	282,557	182,913
Microsoft Corp.	7,320,036	3,062,337
Roper Technologies, Inc.	105,500	57,471
Salesforce, Inc.	8,549	2,212
Stripe, Inc. Class B (a)(b)(c)	91,800	2,525
Synopsys, Inc. (a)	18,395	10,270
		4,008,626
Technology Hardware, Storage & Peripherals - 14.2%
Apple, Inc.	18,360,180	4,077,429
Samsung Electronics Co. Ltd.	3,896,270	238,648
Western Digital Corp. (a)	284,421	19,070
		4,335,147
TOTAL INFORMATION TECHNOLOGY		13,719,254
MATERIALS - 0.1%
Chemicals - 0.1%
Linde PLC	100,200	45,441
REAL ESTATE - 0.2%
Equity Real Estate Investment Trusts (REITs) - 0.2%
Equinix, Inc.	94,160	74,409
UTILITIES - 0.7%
Electric Utilities - 0.2%
Constellation Energy Corp.	278,700	52,897
Independent Power and Renewable Electricity Producers - 0.5%
Vistra Corp.	1,886,700	149,464
TOTAL UTILITIES		202,361
TOTAL COMMON STOCKS (Cost $11,746,489)		28,590,956

Preferred Stocks - 0.7%
	Shares	Value ($) (000s)
Convertible Preferred Stocks - 0.7%
COMMUNICATION SERVICES - 0.1%
Interactive Media & Services - 0.1%
ByteDance Ltd. Series E1 (a)(b)(c)	130,752	30,049

CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Waymo LLC:
Series A2(a)(b)(c)	103,940	6,443
Series B2(a)(b)(c)	178,470	11,495
		17,938
Hotels, Restaurants & Leisure - 0.0%
Discord, Inc. Series I (a)(b)(c)	3,300	876

TOTAL CONSUMER DISCRETIONARY		18,814

FINANCIALS - 0.0%
Financial Services - 0.0%
Tenstorrent Holdings, Inc. Series C1 (b)(c)	79,348	5,893

INDUSTRIALS - 0.5%
Aerospace & Defense - 0.5%
Space Exploration Technologies Corp.:
Series G(a)(b)(c)	62,037	69,481
Series H(a)(b)(c)	65,670	73,550
		143,031
INFORMATION TECHNOLOGY - 0.0%
Software - 0.0%
Stripe, Inc. Series H (a)(b)(c)	315,830	8,688

TOTAL CONVERTIBLE PREFERRED STOCKS		206,475
Nonconvertible Preferred Stocks - 0.0%
HEALTH CARE - 0.0%
Biotechnology - 0.0%
Castle Creek Biosciences, Inc. Series A4 (a)(b)(c)	30,303	6,833

TOTAL PREFERRED STOCKS (Cost $82,511)		213,308

Convertible Bonds - 0.3%
	Principal Amount (g) (000s)	Value ($) (000s)
FINANCIALS - 0.3%
Capital Markets - 0.3%
Coinbase Global, Inc. 0.5% 6/1/26 (Cost $68,477)	83,126	85,495

Money Market Funds - 6.4%
	Shares	Value ($) (000s)
Fidelity Cash Central Fund 5.39% (h)	1,911,996,704	1,912,379
Fidelity Securities Lending Cash Central Fund 5.39% (h)(i)	38,183,737	38,188
TOTAL MONEY MARKET FUNDS (Cost $1,950,567)		1,950,567

TOTAL INVESTMENT IN SECURITIES - 100.9% (Cost $13,848,044)	30,840,326
NET OTHER ASSETS (LIABILITIES) - (0.9)%	(264,434)
NET ASSETS - 100.0%	30,575,892

Any values shown as $0 in the Consolidated Schedule of Investments may reflect amounts less than $500.
Legend

(a)	Non-income producing
(b)	Level 3 security
(c)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $540,547,000 or 1.8% of net assets.

(d)	Security or a portion of the security is on loan at period end.
(e)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $13,730,000 or 0.0% of net assets.

(f)	Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.
(g)	Amount is stated in United States dollars unless otherwise noted.
(h)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(i)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($) (000s)
Ant International Co. Ltd. Class C	5/16/18	38,251

Atom Tickets LLC	8/15/17	3,000

ByteDance Ltd. Series E1	11/18/20	14,327

Castle Creek Biosciences, Inc. Series A4	9/29/16	10,011

Discord, Inc. Series I	9/15/21	1,817

Epic Games, Inc.	7/13/20 - 3/29/21	61,546

Figma, Inc.	5/15/24	5,429

Space Exploration Technologies Corp.	10/16/15 - 9/11/17	21,156

Space Exploration Technologies Corp. Class C	9/11/17	957

Space Exploration Technologies Corp. Series G	1/20/15	4,805

Space Exploration Technologies Corp. Series H	8/04/17	8,865

Stripe, Inc. Class B	5/18/21	3,684

Stripe, Inc. Series H	3/15/21 - 5/25/23	12,673

Tenstorrent Holdings, Inc. Series C1	4/23/21	4,718

Waymo LLC Series A2	5/08/20	8,925

Waymo LLC Series B2	6/11/21	16,370

X Holdings Corp. Class A	10/27/21	54,255

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	95,649	4,443,985	2,627,259	2,579	4	-	1,912,379	3.8%
Fidelity Securities Lending Cash Central Fund 5.39%	411	481,673	443,896	219	-	-	38,188	0.2%
Total	96,060	4,925,658	3,071,155	2,798	4	-	1,950,567

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Consolidated Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of July 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Consolidated Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	5,877,757	5,801,148	-	76,609
Consumer Discretionary	3,746,128	3,613,997	113,317	18,814
Consumer Staples	948,099	876,527	71,572	-
Energy	508,123	508,123	-	-
Financials	706,774	635,527	-	71,247
Health Care	2,295,386	2,288,553	-	6,833
Industrials	671,844	292,963	-	378,881
Information Technology	13,727,942	13,691,486	-	36,456
Materials	45,441	45,441	-	-
Real Estate	74,409	74,409	-	-
Utilities	202,361	202,361	-	-

Corporate Bonds	85,495	-	85,495	-

Money Market Funds	1,950,567	1,950,567	-	-
Total Investments in Securities:	30,840,326	29,981,102	270,384	588,840
The following is a reconciliation of consolidated  Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Industrials
Beginning Balance	$274,013
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	104,868
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$378,881
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2024	$104,868
Other Investments in Securities
Beginning Balance	$417,342
Net Realized Gain (Loss) on Investment Securities	(72,104)
Net Unrealized Gain (Loss) on Investment Securities	87,305
Cost of Purchases	5,513
Proceeds of Sales	(91,489)
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	(136,608)
Ending Balance	$209,959
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2024	$(3,121)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions, corporate actions or exchanges. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's consolidated Statement of Operations.

Consolidated Financial Statements
Consolidated Statement of Assets and Liabilities
As of July 31, 2024 Amounts in thousands (except per-share amounts)
Assets
Investment in securities, at value (including securities loaned of $38,795) - See accompanying schedule:
Unaffiliated issuers (cost $11,897,477)	$28,889,759
Fidelity Central Funds (cost $1,950,567)	1,950,567

Total Investment in Securities (cost $13,848,044)		$30,840,326
Receivable for investments sold		658,089
Receivable for fund shares sold		9,124
Dividends receivable		4,016
Interest receivable		69
Distributions receivable from Fidelity Central Funds		1,293
Prepaid expenses		7
Other receivables		692
Total assets		31,513,616
Liabilities
Payable for investments purchased	$870,401
Payable for fund shares redeemed	10,954
Accrued management fee	17,379
Other payables and accrued expenses	826
Collateral on securities loaned	38,164
Total liabilities		937,724
Commitments and contingent liabilities (see Commitments note)
Net Assets		$30,575,892
Net Assets consist of:
Paid in capital		$10,612,599
Total accumulated earnings (loss)		19,963,293
Net Assets		$30,575,892

Net Asset Value and Maximum Offering Price
OTC :
Net Asset Value, offering price and redemption price per share ($22,787,879 ÷ 1,036,033 shares)		$22.00
Class K :
Net Asset Value, offering price and redemption price per share ($7,788,013 ÷ 345,933 shares)		$22.51
Consolidated Statement of Operations
Year ended July 31, 2024 Amounts in thousands
Investment Income
Dividends		$161,048
Interest		7,503
Income from Fidelity Central Funds (including $219 from security lending)		2,798
Total income		171,349
Expenses
Management fee
Basic fee	$165,538
Performance adjustment	16,194
Transfer agent fees	15,934
Accounting fees	1,057
Custodian fees and expenses	359
Independent trustees' fees and expenses	128
Registration fees	129
Audit fees	209
Legal	32
Interest	897
Miscellaneous	273
Total expenses before reductions	200,750
Expense reductions	(1,664)
Total expenses after reductions		199,086
Net Investment income (loss)		(27,737)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $31,354)	3,477,535
Fidelity Central Funds	4
Foreign currency transactions	(368)
Total net realized gain (loss)		3,477,171
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $22,732)	3,230,078
Assets and liabilities in foreign currencies	(12)
Total change in net unrealized appreciation (depreciation)		3,230,066
Net gain (loss)		6,707,237
Net increase (decrease) in net assets resulting from operations		$6,679,500
Consolidated Statement of Changes in Net Assets

Amount in thousands	Year ended July 31, 2024	Year ended July 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(27,737)	$11,206
Net realized gain (loss)	3,477,171	(82,947)
Change in net unrealized appreciation (depreciation)	3,230,066	4,547,283
Net increase (decrease) in net assets resulting from operations	6,679,500	4,475,542
Distributions to shareholders	(16,461)	(782,062)

Share transactions - net increase (decrease)	(1,513,889)	(600,071)
Total increase (decrease) in net assets	5,149,150	3,093,409

Net Assets
Beginning of period	25,426,742	22,333,333
End of period	$30,575,892	$25,426,742

Consolidated Financial Highlights
Fidelity® OTC Portfolio

Years ended July 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$17.29	$14.74	$20.67	$15.61	$12.45
Income from Investment Operations
Net investment income (loss) A,B	(.02)	- C	(.07)	(.06)	(.01)
Net realized and unrealized gain (loss)	4.74	3.07	(3.60)	6.21	4.14
Total from investment operations	4.72	3.07	(3.67)	6.15	4.13
Distributions from net investment income	(.01)	-	-	(.01)	-
Distributions from net realized gain	-	(.52)	(2.26)	(1.08)	(.97)
Total distributions	(.01)	(.52)	(2.26)	(1.09)	(.97)
Net asset value, end of period	$22.00	$17.29	$14.74	$20.67	$15.61
Total Return D	27.31%	21.63%	(20.30)%	41.90%	35.79%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.76%	.79%	.81%	.80%	.87%
Expenses net of fee waivers, if any	.75%	.79%	.81%	.80%	.87%
Expenses net of all reductions	.75%	.78%	.81%	.80%	.87%
Net investment income (loss)	(.12)%	.03%	(.37)%	(.33)%	(.07)%
Supplemental Data
Net assets, end of period (in millions)	$22,788	$18,890	$16,626	$22,273	$16,817
Portfolio turnover rate G	37%	15% H	32% H	28% H	48% H

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CAmount represents less than $.005 per share.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Consolidated Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
HPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity® OTC Portfolio Class K

Years ended July 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$17.69	$15.06	$21.06	$15.88	$12.64
Income from Investment Operations
Net investment income (loss) A,B	(.01)	.02	(.05)	(.05)	- C
Net realized and unrealized gain (loss)	4.85	3.13	(3.68)	6.33	4.21
Total from investment operations	4.84	3.15	(3.73)	6.28	4.21
Distributions from net investment income	(.02)	-	-	(.01)	- C
Distributions from net realized gain	-	(.52)	(2.27)	(1.09)	(.97)
Total distributions	(.02)	(.52)	(2.27)	(1.10)	(.97)
Net asset value, end of period	$22.51	$17.69	$15.06	$21.06	$15.88
Total Return D	27.36%	21.71%	(20.21)%	42.05%	35.94%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.67%	.70%	.73%	.72%	.78%
Expenses net of fee waivers, if any	.67%	.69%	.73%	.71%	.78%
Expenses net of all reductions	.67%	.69%	.73%	.71%	.78%
Net investment income (loss)	(.04)%	.12%	(.29)%	(.25)%	.03%
Supplemental Data
Net assets, end of period (in millions)	$7,788	$6,536	$5,707	$8,072	$7,074
Portfolio turnover rate G	37%	15% H	32% H	28% H	48% H

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CAmount represents less than $.005 per share.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Consolidated Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
HPortfolio turnover rate excludes securities received or delivered in-kind.
Notes to Consolidated Financial Statements

For the period ended July 31, 2024
(Amounts in thousands except percentages)

1. Organization.
Fidelity OTC Portfolio (the Fund) is a non-diversified fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers OTC and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Consolidated Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the consolidated financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the consolidated financial statements were issued have been evaluated in the preparation of the consolidated financial statements. The Fund's Consolidated Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in InputA
Equities	$588,840	Recovery value	Recovery value	$0.00	Increase
		Market approach	Transaction price	$78.20 - $215.03 / $115.94	Increase
			Premium rate	10.0%	Increase
		Market comparable	Enterprise value/Revenue multiple (EV/R)	2.5 - 13.5 / 5.0	Increase
			Enterprise value/EBITDA multiple (EV/EBITDA)	20.6 - 21.3 / 21.2	Increase
		Book value	Book value multiple	1.6	Increase
		Black scholes	Discount rate	4.1% - 4.7% / 4.2%	Increase
			Volatility	70.0% - 85.0% / 75.3%	Increase
			Term	2.0 - 4.0 / 3.4	Increase

A Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2024, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Consolidated Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Consolidated Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Consolidated Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Consolidated Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying consolidated financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Consolidated Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity OTC Portfolio	$520

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2024, the Fund did not have any unrecognized tax benefits in the consolidated financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the consolidated financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$17,288,520
Gross unrealized depreciation	(365,039)
Net unrealized appreciation (depreciation)	$16,923,481
Tax Cost	$13,916,845

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$249,998
Undistributed long-term capital gain	$2,812,967
Net unrealized appreciation (depreciation) on securities and other investments	$16,923,459

The Fund intends to elect to defer to its next fiscal year $23,132,021 of ordinary losses recognized during the period January 1, 2024 to July 31, 2024.

The tax character of distributions paid was as follows:

	July 31, 2024	July 31, 2023
Ordinary Income	$16,461	$ -
Long-term Capital Gains	-	782,062
Total	$16,461	$ 782,062

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Consolidated Schedule of Investments, if applicable.

Commitments. A commitment is an agreement to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Commitments outstanding at period end are presented in the table below. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Consolidated Statement of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Consolidated Statement of Operations, as applicable based on contractual conditions of each commitment.

	Investment to be Acquired	Commitment Amount ($)	Unrealized Appreciation (Depreciation)($)
Fidelity OTC Portfolio	Space Exploration Technologies Corp. Class A	302	-
Fidelity OTC Portfolio	Space Exploration Technologies Corp. Class C	2,442	-

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	Amount ($)	% of Net Assets
Fidelity OTC Portfolio	-A	-B

A In the amount of less than five hundred dollars.
B In the amount of less than 0.005%.

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Consolidated Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Consolidated Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Consolidated Statement of Assets and Liabilities, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity OTC Portfolio	10,060,775	13,187,213

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Consolidated Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity OTC Portfolio	8,690	80,520	126,282

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

Effective March 1, 2024, the Fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. The management fee is determined by calculating a basic fee and then applying a performance adjustment. When determining a class's basic fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual basic fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
OTC	.68
Class K	.59

One-twelfth of the basic fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the basic fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the portion of the reporting period on or after March 1, 2024, the total annualized management fee rates were as follows:

Total Management Fee Rate %
OTC	.67
Class K	.59

Prior to March 1, 2024, the management fee was the sum of an individual fund fee rate that was based on an annual rate of .35% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate was based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreased as assets under management increased and increased as assets under management decreased. For the portion of the reporting period prior to March 1, 2024, the total annualized management fee rate was .57%.

The performance adjustment rate is calculated monthly by comparing over the performance period the Fund's performance to that of the performance adjustment index listed below.

Performance Adjustment Index
Fidelity OTC Portfolio	Nasdaq Composite Index

For the purposes of calculating the performance adjustment for the Fund, the Fund's investment performance is based on the performance of OTC. To the extent that other classes of the Fund have higher expenses, this could result in those classes bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered. The performance period is the most recent 36 month period. The maximum annualized performance adjustment rate is ± .20% of the Fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the Fund's average net assets over the performance period, and the resulting dollar amount is proportionately added to or subtracted from a class's basic fee. For the entire reporting period, the total annual performance adjustment was .06%.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. Effective March 1, 2024, the Fund's management contract was amended to incorporate transfer agent services and associated fees previously covered under a separate services agreement. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

During the period December 1, 2023 through February 29, 2024, the transfer agent fees for each class were a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
OTC	.1300
Class K	.0420

Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K. FIIOC received an asset-based fee of Class K's average net assets. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

	Amount ($)	% of Class-Level Average Net Assets
OTC	14,346.13
Class K	1,588.04
	15,934

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. Effective March 1, 2024, the Fund's management contract was amended to incorporate accounting services and associated fees previously covered under a separate services agreement.

During the period December 1, 2023 through February 29, 2024, the accounting fees were a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity OTC Portfolio	.0071

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity OTC Portfolio	.01

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Consolidated Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity OTC Portfolio	115

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
Fidelity OTC Portfolio	Borrower	21,110	5.57%	859

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss)($)
Fidelity OTC Portfolio	624,575	740,057	338,431

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Consolidated Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount ($)
Fidelity OTC Portfolio	45

7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Consolidated Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Consolidated Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Consolidated Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity OTC Portfolio	24	-A	-

A In the amount of less than five hundred dollars.
8. Bank Borrowings.
The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Consolidated Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:
	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
Fidelity OTC Portfolio	11,205	5.83%	38

9. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $24.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1,640.

10. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended July 31, 2024	Year ended July 31, 2023
Fidelity OTC Portfolio
Distributions to shareholders
OTC	$10,723	$584,667
Class K	5,738	197,395
Total	$16,461	$782,062

11. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2024	Year ended July 31, 2023	Year ended July 31, 2024	Year ended July 31, 2023
Fidelity OTC Portfolio
OTC
Shares sold	82,312	80,927	$1,602,415	$1,192,342
Reinvestment of distributions	566	38,691	9,899	545,928
Shares redeemed	(139,316)	(154,879)	(2,666,023)	(2,208,386)
Net increase (decrease)	(56,438)	(35,261)	$(1,053,709)	$(470,116)
Class K
Shares sold	17,689	22,556	$346,217	$339,915
Reinvestment of distributions	321	13,689	5,738	197,395
Shares redeemed	(41,594)	(45,781)	(812,135)	(667,265)
Net increase (decrease)	(23,584)	(9,536)	$(460,180)	$(129,955)

12. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

13. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Securities Fund and the Shareholders of Fidelity OTC Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying consolidated statement of assets and liabilities of Fidelity OTC Portfolio (the "Fund"), a fund of Fidelity Securities Fund, including the consolidated schedule of investments, as of July 31, 2024, the related consolidated statement of operations for the year then ended, the consolidated statement of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
September 16, 2024
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2024, $2,812,967,408, or, if subsequently determined to be different, the net capital gain of such year.

Retail Class and Class K designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Retail Class and Class K designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.

Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
A special meeting of shareholders was held on July 16, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Bettina Doulton
Affirmative	88,756,759,992.17	95.11
Withheld	4,564,750,651.52	4.89
TOTAL	93,321,510,643.68	100.00
Robert A. Lawrence
Affirmative	88,523,438,331.98	94.86
Withheld	4,798,072,311.70	5.14
TOTAL	93,321,510,643.68	100.00
Vijay C. Advani
Affirmative	88,484,371,668.51	94.82
Withheld	4,837,138,975.17	5.18
TOTAL	93,321,510,643.68	100.00
Thomas P. Bostick
Affirmative	88,618,596,648.21	94.96
Withheld	4,702,913,995.47	5.04
TOTAL	93,321,510,643.68	100.00
Donald F. Donahue
Affirmative	88,542,403,002.79	94.88
Withheld	4,779,107,640.89	5.12
TOTAL	93,321,510,643.68	100.00
Vicki L. Fuller
Affirmative	88,788,711,037.44	95.14
Withheld	4,532,799,606.24	4.86
TOTAL	93,321,510,643.68	100.00
Patricia L. Kampling
Affirmative	88,819,315,996.59	95.18
Withheld	4,502,194,647.10	4.82
TOTAL	93,321,510,643.68	100.00
Thomas A. Kennedy
Affirmative	88,667,457,817.34	95.01
Withheld	4,654,052,826.34	4.99
TOTAL	93,321,510,643.68	100.00
Oscar Munoz
Affirmative	88,183,976,568.30	94.49
Withheld	5,137,534,075.39	5.51
TOTAL	93,321,510,643.68	100.00
Karen B. Peetz
Affirmative	88,720,160,318.58	95.07
Withheld	4,601,350,325.11	4.93
TOTAL	93,321,510,643.68	100.00
David M. Thomas
Affirmative	88,471,490,747.86	94.80
Withheld	4,850,019,895.82	5.20
TOTAL	93,321,510,643.68	100.00
Susan Tomasky
Affirmative	88,536,869,646.78	94.87
Withheld	4,784,640,996.90	5.13
TOTAL	93,321,510,643.68	100.00
Michael E. Wiley
Affirmative	88,526,906,267.86	94.86
Withheld	4,794,604,375.83	5.14
TOTAL	93,321,510,643.68	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
Note: This information is disclosed as part of the consolidated financial statements for each Fund as part of Item 7: Consolidated Financial Statements and Consolidated Financial Highlights for Open-End Management Investment companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
Board Approval of Investment Advisory Contracts and Management Fees
Fidelity OTC Portfolio
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2024 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (the retail class, which was selected because it was the largest class); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, shareholder, transfer agency, and pricing and bookkeeping services performed by the Investment Advisers and their affiliates under the Advisory Contracts; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. The Board considered that, effective March 1, 2024, an amended Advisory Contract with FMR went into effect with class-level management fees based on tiered schedules and subject to a maximum class-level rate (the management fee). The Board also considered that in exchange for the variable management fee, each class of the fund receives investment advisory, management, administrative, transfer agent, and pricing and bookkeeping services. In its review of the management fee and total expense ratio of the retail class, the Board considered a pro forma management fee rate for the retail class as if it had been in effect for the 12-month period ended September 30, 2023, as well as other third-party fund expenses, as applicable, such as custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The Board also considered information about the impact of the fund's performance adjustment.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Morningstar) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps and without taking into account the fund's performance adjustment) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the retail class of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the retail class of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the retail class of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked above the competitive median of the mapped group for the 12-month period ended September 30, 2023 and above the competitive median of the asset size peer group for the 12-month period ended September 30, 2023. Further, the information provided to the Board indicated that the total expense ratio of the retail class of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2023 and below the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2023.
The Board noted that a different variable management fee rate is applicable to each class of the fund. The Board considered that the difference in management fee rates between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses and not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class.
The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.
In connection with its consideration of the fund's performance adjustment, the Board noted that the performance of the retail class is used for purposes of determining the performance adjustment. The Board noted that to the extent the performance adjustment was based on the performance of a share class with higher total annual operating expenses, the fund would be subject to a smaller positive and larger negative performance adjustment. The Board considered the appropriateness of the use of the retail class as the basis for the performance adjustment. The Board noted that the retail class is typically the largest class (reflecting the actual investment experience for the plurality of shareholders), employs a standard expense structure, and does not include fund-paid 12b-1 fees, which Fidelity believes makes it a more appropriate measurement of Fidelity's investment skill.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee, including the use of the retail class as the basis for the performance adjustment, is fair and reasonable in light of the services that the fund receives and the other factors considered.  Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a variable management fee structure, which provides breakpoints as a way to share, in part, any potential economies of scale that may exist at the asset class level and through a discount that considers both fund size and total assets of the four applicable asset classes. The Board considered that the variable management fee is designed to deliver the benefits of economies of scale to fund shareholders even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all funds subject to the variable management fee, and all such funds benefit if those costs can be allocated among more assets. The Board concluded that, given the variable management fee structure, fund shareholders will benefit from lower management fees due to the application of the breakpoints and discount factor, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) the variable management fee implemented for certain funds effective March 1, 2024; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2025.

1.536191.127
OTC-ANN-0924
Fidelity® Series Small Cap Opportunities Fund

Annual Report
July 31, 2024
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Series Small Cap Opportunities Fund
Schedule of Investments July 31, 2024
Showing Percentage of Net Assets
Common Stocks - 99.2%
	Shares	Value ($)
COMMUNICATION SERVICES - 0.9%
Entertainment - 0.3%
Vivid Seats, Inc. Class A (a)(b)	3,223,953	15,732,891
Interactive Media & Services - 0.1%
Ziff Davis, Inc. (a)	173,000	8,283,240
Media - 0.4%
TechTarget, Inc. (a)	441,848	14,139,136
Thryv Holdings, Inc. (a)	586,300	11,421,124
		25,560,260
Wireless Telecommunication Services - 0.1%
Gogo, Inc. (a)(b)	489,700	4,446,476
TOTAL COMMUNICATION SERVICES		54,022,867
CONSUMER DISCRETIONARY - 11.4%
Automobile Components - 1.1%
Adient PLC (a)	495,350	12,760,216
LCI Industries (b)	112,900	13,174,301
Patrick Industries, Inc.	292,500	37,457,550
		63,392,067
Diversified Consumer Services - 0.5%
Laureate Education, Inc.	1,946,720	30,174,160
Hotels, Restaurants & Leisure - 0.9%
Bloomin' Brands, Inc.	686,700	14,317,695
Brinker International, Inc. (a)	218,750	14,614,688
Dutch Bros, Inc. (a)	239,800	9,172,350
Hilton Grand Vacations, Inc. (a)	314,200	13,576,582
		51,681,315
Household Durables - 3.7%
Green Brick Partners, Inc. (a)	891,769	65,232,902
Installed Building Products, Inc.	189,100	51,123,185
Lovesac (a)	274,421	7,508,159
SharkNinja, Inc. (b)	588,492	45,225,610
Skyline Champion Corp. (a)	518,298	42,246,470
		211,336,326
Leisure Products - 1.0%
Acushnet Holdings Corp. (b)	237,700	17,252,266
BRP, Inc.	237,800	17,228,939
Clarus Corp. (b)	1,681,784	10,157,975
Games Workshop Group PLC	109,952	14,558,926
		59,198,106
Specialty Retail - 3.3%
Academy Sports & Outdoors, Inc. (b)	1,427,272	77,172,597
Advance Auto Parts, Inc.	236,500	14,977,545
Boot Barn Holdings, Inc. (a)	207,300	27,670,404
Murphy U.S.A., Inc.	119,991	60,585,856
Upbound Group, Inc.	237,752	8,970,383
		189,376,785
Textiles, Apparel & Luxury Goods - 0.9%
Crocs, Inc. (a)	203,600	27,357,732
Deckers Outdoor Corp. (a)	8,000	7,381,040
Kontoor Brands, Inc.	224,600	15,755,690
		50,494,462
TOTAL CONSUMER DISCRETIONARY		655,653,221
CONSUMER STAPLES - 2.8%
Beverages - 0.6%
Primo Water Corp.	735,900	16,138,287
The Vita Coco Co., Inc. (a)(b)	581,700	15,031,128
		31,169,415
Consumer Staples Distribution & Retail - 0.8%
BJ's Wholesale Club Holdings, Inc. (a)	127,150	11,184,114
Performance Food Group Co. (a)	227,800	15,718,200
Sprouts Farmers Market LLC (a)	197,600	19,738,264
		46,640,578
Food Products - 1.4%
Nomad Foods Ltd.	2,019,901	38,600,308
Post Holdings, Inc. (a)	158,100	17,289,816
The Simply Good Foods Co. (a)	722,800	24,517,376
		80,407,500
TOTAL CONSUMER STAPLES		158,217,493
ENERGY - 6.5%
Energy Equipment & Services - 4.5%
Cactus, Inc.	1,060,231	66,921,781
CES Energy Solutions Corp.	580,500	3,472,951
Championx Corp.	1,051,200	36,014,112
Liberty Energy, Inc. Class A (b)	3,533,454	85,332,912
TechnipFMC PLC	1,250,600	36,892,700
Valaris Ltd. (a)	379,100	29,793,469
		258,427,925
Oil, Gas & Consumable Fuels - 2.0%
Antero Resources Corp. (a)	1,181,958	34,300,421
Chord Energy Corp.	120,100	20,616,366
Northern Oil & Gas, Inc. (b)	1,326,245	57,280,522
		112,197,309
TOTAL ENERGY		370,625,234
FINANCIALS - 16.9%
Banks - 7.8%
ConnectOne Bancorp, Inc.	514,618	12,464,048
East West Bancorp, Inc.	237,600	20,882,664
First Bancorp, Puerto Rico	2,798,900	60,036,405
First Interstate Bancsystem, Inc.	743,400	23,469,138
Glacier Bancorp, Inc. (b)	435,850	19,486,854
Independent Bank Group, Inc.	504,300	29,783,958
Metropolitan Bank Holding Corp. (a)	270,040	14,239,209
Pathward Financial, Inc.	596,402	40,280,991
Pinnacle Financial Partners, Inc.	322,100	31,024,672
Synovus Financial Corp.	1,667,995	77,978,766
Trico Bancshares	833,080	38,763,212
United Community Bank, Inc.	1,350,000	41,782,500
Western Alliance Bancorp.	441,950	35,559,297
		445,751,714
Capital Markets - 4.0%
Houlihan Lokey	358,079	53,801,370
Lazard, Inc. Class A	939,967	46,218,177
Piper Sandler Cos.	105,300	28,776,384
Stifel Financial Corp.	426,500	37,817,755
TMX Group Ltd.	2,029,720	61,686,199
		228,299,885
Consumer Finance - 1.1%
FirstCash Holdings, Inc.	411,525	45,926,190
SLM Corp.	920,100	20,877,069
		66,803,259
Financial Services - 1.9%
Essent Group Ltd.	1,023,800	64,335,592
Mr. Cooper Group, Inc. (a)	246,500	22,155,420
Walker & Dunlop, Inc. (b)	201,740	21,566,006
		108,057,018
Insurance - 2.1%
First American Financial Corp.	337,496	20,445,508
Genworth Financial, Inc. Class A (a)	2,550,700	17,268,239
Primerica, Inc.	221,980	55,887,905
Selective Insurance Group, Inc.	286,457	25,872,796
TWFG, Inc. (b)	34,700	876,522
		120,350,970
TOTAL FINANCIALS		969,262,846
HEALTH CARE - 17.0%
Biotechnology - 9.4%
Allogene Therapeutics, Inc. (a)(b)	3,680,300	10,820,082
ALX Oncology Holdings, Inc. (a)	1,044,189	5,012,107
AnaptysBio, Inc. (a)	386,400	13,462,176
Arcellx, Inc. (a)	355,100	21,948,731
Argenx SE ADR (a)	43,000	22,182,410
Ascendis Pharma A/S sponsored ADR (a)	96,248	12,849,108
Astria Therapeutics, Inc. (a)	824,805	9,633,722
Astria Therapeutics, Inc. warrants (a)	183,003	1,182,524
Autolus Therapeutics PLC ADR (a)	2,513,475	11,788,198
Blueprint Medicines Corp. (a)	187,900	20,349,570
Boundless Bio, Inc. (b)	26,709	102,830
Boundless Bio, Inc.	251,973	970,096
Cargo Therapeutics, Inc.	458,678	7,811,286
Cargo Therapeutics, Inc. (c)	242,628	4,131,955
Celldex Therapeutics, Inc. (a)	520,700	19,843,877
Cogent Biosciences, Inc. (a)	1,389,993	13,107,634
Crinetics Pharmaceuticals, Inc. (a)	481,700	25,587,904
Cytokinetics, Inc. (a)	502,245	29,637,477
Dianthus Therapeutics, Inc. (a)	558,654	16,636,716
Immunovant, Inc. (a)	440,700	12,811,149
Insmed, Inc. (a)	242,400	17,634,600
Keros Therapeutics, Inc. (a)	336,000	16,853,760
Madrigal Pharmaceuticals, Inc. (a)(b)	76,500	21,776,490
Merus BV (a)	257,600	13,663,104
Moonlake Immunotherapeutics Class A (a)(b)	290,841	12,113,528
Nuvalent, Inc. Class A (a)	157,200	12,566,568
Revolution Medicines, Inc. (a)	487,200	22,235,808
Shattuck Labs, Inc. (a)(b)	604,679	2,406,622
Spyre Therapeutics, Inc. (a)(b)	515,166	14,167,065
Tango Therapeutics, Inc. (a)	111,676	1,100,009
Tango Therapeutics, Inc. (c)	772,654	7,610,642
Tyra Biosciences, Inc. (a)	727,917	16,130,641
Vaxcyte, Inc. (a)	470,940	37,152,457
Vericel Corp. (a)	515,786	26,057,509
Viking Therapeutics, Inc. (a)(b)	495,600	28,249,200
Viridian Therapeutics, Inc. (a)	774,652	13,052,886
Xenon Pharmaceuticals, Inc. (a)	393,130	16,955,697
		539,596,138
Health Care Equipment & Supplies - 3.0%
Glaukos Corp. (a)	270,200	31,659,334
Integer Holdings Corp. (a)	222,000	26,364,720
Lantheus Holdings, Inc. (a)	196,518	20,600,982
Masimo Corp. (a)	126,500	13,532,970
Penumbra, Inc. (a)	127,710	21,339,064
PROCEPT BioRobotics Corp. (a)	186,900	11,834,508
TransMedics Group, Inc. (a)	323,147	45,970,892
		171,302,470
Health Care Providers & Services - 3.1%
agilon health, Inc. (a)	1,207,099	8,316,912
Encompass Health Corp.	264,300	24,564,042
HealthEquity, Inc. (a)	381,300	29,924,424
Hims & Hers Health, Inc. (a)	605,000	12,850,200
Privia Health Group, Inc. (a)	682,109	14,146,941
Surgery Partners, Inc. (a)	769,492	23,361,777
Tenet Healthcare Corp. (a)	201,640	30,185,508
The Ensign Group, Inc.	255,600	35,975,700
		179,325,504
Life Sciences Tools & Services - 0.1%
10X Genomics, Inc. (a)	255,700	5,285,319
Pharmaceuticals - 1.4%
Axsome Therapeutics, Inc. (a)(b)	141,548	12,358,556
Enliven Therapeutics, Inc. (a)(b)	459,207	12,113,881
Enliven Therapeutics, Inc. (c)	224,300	5,917,034
Longboard Pharmaceuticals, Inc. (a)	499,800	16,613,352
Neumora Therapeutics, Inc. (b)	692,200	8,901,692
Prestige Consumer Healthcare, Inc. (a)	233,900	16,562,459
Structure Therapeutics, Inc. ADR (a)	168,500	6,300,215
		78,767,189
TOTAL HEALTH CARE		974,276,620
INDUSTRIALS - 18.4%
Building Products - 1.3%
AAON, Inc.	267,600	23,690,628
Simpson Manufacturing Co. Ltd.	266,708	51,231,940
		74,922,568
Commercial Services & Supplies - 0.6%
The Brink's Co.	196,932	21,660,551
Vestis Corp.	1,038,400	13,468,048
		35,128,599
Construction & Engineering - 4.1%
Comfort Systems U.S.A., Inc.	64,722	21,514,887
Construction Partners, Inc. Class A (a)	331,255	21,415,636
Dycom Industries, Inc. (a)	160,910	29,528,594
EMCOR Group, Inc.	69,660	26,153,150
Granite Construction, Inc. (b)	440,100	30,129,246
IES Holdings, Inc. (a)	433,118	66,687,178
MDU Resources Group, Inc.	608,100	16,382,214
Sterling Construction Co., Inc. (a)	183,387	21,338,911
		233,149,816
Electrical Equipment - 1.7%
Array Technologies, Inc. (a)(b)	945,000	9,941,400
Atkore, Inc. (b)	262,324	35,413,740
Nextracker, Inc. Class A (a)	404,200	19,862,388
Thermon Group Holdings, Inc. (a)	1,042,062	34,190,054
		99,407,582
Ground Transportation - 0.9%
ArcBest Corp.	390,200	49,184,710
Machinery - 4.4%
Astec Industries, Inc.	737,289	25,871,471
Atmus Filtration Technologies, Inc.	561,689	17,322,489
Federal Signal Corp.	409,130	40,900,726
Kadant, Inc. (b)	90,756	31,899,826
REV Group, Inc.	118,500	3,457,830
SPX Technologies, Inc. (a)	380,344	56,115,954
Terex Corp.	950,400	60,122,304
Timken Co.	205,600	17,876,920
		253,567,520
Professional Services - 2.3%
CACI International, Inc. (a)	42,700	19,705,196
CRA International, Inc.	135,374	23,663,375
ExlService Holdings, Inc. (a)	819,455	28,893,983
First Advantage Corp. (b)	1,244,714	21,433,975
KBR, Inc.	336,900	22,434,171
WNS Holdings Ltd.	316,137	18,835,442
		134,966,142
Trading Companies & Distributors - 3.1%
Applied Industrial Technologies, Inc.	133,700	29,172,003
Beacon Roofing Supply, Inc. (a)	149,057	15,323,060
FTAI Aviation Ltd.	217,700	24,262,665
GMS, Inc. (a)	534,000	51,386,820
Rush Enterprises, Inc. Class A	1,112,851	56,766,530
		176,911,078
TOTAL INDUSTRIALS		1,057,238,015
INFORMATION TECHNOLOGY - 12.9%
Communications Equipment - 0.4%
Ciena Corp. (a)	390,300	20,584,422
Electronic Equipment, Instruments & Components - 5.5%
Advanced Energy Industries, Inc.	527,399	61,373,422
Celestica, Inc. (a)	230,900	12,108,396
ePlus, Inc. (a)	142,600	13,107,792
Fabrinet (a)	284,556	62,761,671
Insight Enterprises, Inc. (a)	369,007	82,842,072
Napco Security Technologies, Inc. (b)	266,200	14,856,622
Sanmina Corp. (a)	369,764	27,854,322
TD SYNNEX Corp.	359,700	42,865,449
		317,769,746
IT Services - 1.3%
ASGN, Inc. (a)	408,650	38,686,896
Endava PLC ADR (a)	339,600	10,819,656
Wix.com Ltd. (a)	146,100	22,780,643
		72,287,195
Semiconductors & Semiconductor Equipment - 2.2%
Allegro MicroSystems LLC (a)	675,100	16,229,404
Diodes, Inc. (a)	483,751	37,829,328
MACOM Technology Solutions Holdings, Inc. (a)	493,300	49,783,836
Nova Ltd. (a)	75,900	15,671,073
Onto Innovation, Inc. (a)	46,892	8,970,440
		128,484,081
Software - 3.5%
Five9, Inc. (a)	160,700	7,159,185
Intapp, Inc. (a)	374,318	13,411,814
Lumine Group, Inc. (a)	712,100	19,057,759
Manhattan Associates, Inc. (a)	39,500	10,087,510
Progress Software Corp.	423,900	24,755,760
PROS Holdings, Inc. (a)	159,826	3,851,807
Rapid7, Inc. (a)	173,500	6,825,490
SPS Commerce, Inc. (a)	259,550	55,912,261
Tenable Holdings, Inc. (a)	867,700	39,844,784
Vertex, Inc. Class A (a)	507,354	20,116,586
		201,022,956
TOTAL INFORMATION TECHNOLOGY		740,148,400
MATERIALS - 6.0%
Chemicals - 1.1%
Element Solutions, Inc.	1,294,717	34,892,623
Minerals Technologies, Inc.	203,563	15,955,268
Tronox Holdings PLC	877,247	14,176,312
		65,024,203
Construction Materials - 1.1%
Eagle Materials, Inc.	229,900	62,601,770
Metals & Mining - 3.1%
Carpenter Technology Corp.	172,600	25,177,162
Commercial Metals Co.	1,202,684	72,281,308
Constellium NV (a)	3,000,295	53,435,254
Lundin Mining Corp.	2,530,200	25,546,654
		176,440,378
Paper & Forest Products - 0.7%
Louisiana-Pacific Corp.	203,300	19,955,928
Sylvamo Corp.	283,200	20,874,672
		40,830,600
TOTAL MATERIALS		344,896,951
REAL ESTATE - 4.5%
Equity Real Estate Investment Trusts (REITs) - 3.1%
CareTrust (REIT), Inc.	1,225,200	33,031,392
Elme Communities (SBI)	651,900	10,730,274
Essential Properties Realty Trust, Inc.	1,919,300	56,792,087
Lamar Advertising Co. Class A	246,300	29,521,518
Terreno Realty Corp.	645,296	44,144,699
		174,219,970
Real Estate Management & Development - 1.4%
Colliers International Group, Inc.	341,100	45,969,997
Jones Lang LaSalle, Inc. (a)	139,800	35,075,820
		81,045,817
TOTAL REAL ESTATE		255,265,787
UTILITIES - 1.9%
Gas Utilities - 1.9%
Brookfield Infrastructure Corp. A Shares	1,563,866	60,834,387
Southwest Gas Holdings, Inc.	663,760	49,224,442
		110,058,829
TOTAL COMMON STOCKS (Cost $3,919,666,303)		5,689,666,263

Money Market Funds - 6.3%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (d)	138,271,307	138,298,961
Fidelity Securities Lending Cash Central Fund 5.39% (d)(e)	221,677,662	221,699,830
TOTAL MONEY MARKET FUNDS (Cost $359,998,790)		359,998,791

TOTAL INVESTMENT IN SECURITIES - 105.5% (Cost $4,279,665,093)	6,049,665,054
NET OTHER ASSETS (LIABILITIES) - (5.5)%	(314,287,008)
NET ASSETS - 100.0%	5,735,378,046

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME E-mini Russell 2000 Index Contracts (United States)	233	Sep 2024	26,480,450	2,726,240	2,726,240

The notional amount of futures purchased as a percentage of Net Assets is 0.5%

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $17,659,631 or 0.3% of net assets.

(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(e)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Cargo Therapeutics, Inc.	5/28/24	4,124,676

Enliven Therapeutics, Inc.	3/19/24	3,140,200

Tango Therapeutics, Inc.	8/09/23	3,979,168

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	83,542,137	1,998,587,410	1,943,830,874	4,874,755	287	1	138,298,961	0.3%
Fidelity Securities Lending Cash Central Fund 5.39%	139,488,836	1,772,784,700	1,690,573,706	652,514	-	-	221,699,830	1.0%
Total	223,030,973	3,771,372,110	3,634,404,580	5,527,269	287	1	359,998,791

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of July 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	54,022,867	54,022,867	-	-
Consumer Discretionary	655,653,221	655,653,221	-	-
Consumer Staples	158,217,493	158,217,493	-	-
Energy	370,625,234	370,625,234	-	-
Financials	969,262,846	969,262,846	-	-
Health Care	974,276,620	973,094,096	1,182,524	-
Industrials	1,057,238,015	1,057,238,015	-	-
Information Technology	740,148,400	740,148,400	-	-
Materials	344,896,951	344,896,951	-	-
Real Estate	255,265,787	255,265,787	-	-
Utilities	110,058,829	110,058,829	-	-

Money Market Funds	359,998,791	359,998,791	-	-
Total Investments in Securities:	6,049,665,054	6,048,482,530	1,182,524	-
Derivative Instruments: Assets
Futures Contracts	2,726,240	2,726,240	-	-
Total Assets	2,726,240	2,726,240	-	-
Total Derivative Instruments:	2,726,240	2,726,240	-	-
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2024. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	2,726,240	0
Total Equity Risk	2,726,240	0
Total Value of Derivatives	2,726,240	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).
Financial Statements
Statement of Assets and Liabilities
As of July 31, 2024
Assets
Investment in securities, at value (including securities loaned of $217,102,756) - See accompanying schedule:
Unaffiliated issuers (cost $3,919,666,303)	$5,689,666,263
Fidelity Central Funds (cost $359,998,790)	359,998,791

Total Investment in Securities (cost $4,279,665,093)		$6,049,665,054
Segregated cash with brokers for derivative instruments		6,337,600
Cash		321
Foreign currency held at value (cost $181)		181
Receivable for investments sold		81,261,319
Receivable for fund shares sold		261,591
Dividends receivable		78,917
Distributions receivable from Fidelity Central Funds		374,148
Receivable for daily variation margin on futures contracts		398,871
Other receivables		49,665
Total assets		6,138,427,667
Liabilities
Payable for investments purchased	$5,304,705
Payable for fund shares redeemed	175,964,552
Other payables and accrued expenses	90,971
Collateral on securities loaned	221,689,393
Total liabilities		403,049,621
Net Assets		$5,735,378,046
Net Assets consist of:
Paid in capital		$3,595,988,387
Total accumulated earnings (loss)		2,139,389,659
Net Assets		$5,735,378,046
Net Asset Value, offering price and redemption price per share ($5,735,378,046 ÷ 353,207,879 shares)		$16.24
Statement of Operations
Year ended July 31, 2024
Investment Income
Dividends		$53,243,256
Interest		24,914
Income from Fidelity Central Funds (including $652,514 from security lending)		5,527,269
Total income		58,795,439
Expenses
Custodian fees and expenses	$92,893
Independent trustees' fees and expenses	24,504
Interest	1,887
Miscellaneous	86
Total expenses		119,370
Net Investment income (loss)		58,676,069
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	523,985,638
Fidelity Central Funds	287
Foreign currency transactions	(12,789)
Futures contracts	(1,679,584)
Total net realized gain (loss)		522,293,552
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	533,996,971
Affiliated issuers	1
Unfunded commitments	280,277
Assets and liabilities in foreign currencies	(541)
Futures contracts	1,904,067
Total change in net unrealized appreciation (depreciation)		536,180,775
Net gain (loss)		1,058,474,327
Net increase (decrease) in net assets resulting from operations		$1,117,150,396
Statement of Changes in Net Assets

	Year ended July 31, 2024	Year ended July 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$58,676,069	$52,688,477
Net realized gain (loss)	522,293,552	19,192,336
Change in net unrealized appreciation (depreciation)	536,180,775	504,653,297
Net increase (decrease) in net assets resulting from operations	1,117,150,396	576,534,110
Distributions to shareholders	(51,550,987)	(230,929,095)

Share transactions
Proceeds from sales of shares	1,049,687,400	674,296,906
Reinvestment of distributions	51,550,987	230,929,095
Cost of shares redeemed	(1,373,931,544)	(1,348,316,619)

Net increase (decrease) in net assets resulting from share transactions	(272,693,157)	(443,090,618)
Total increase (decrease) in net assets	792,906,252	(97,485,603)

Net Assets
Beginning of period	4,942,471,794	5,039,957,397
End of period	$5,735,378,046	$4,942,471,794

Other Information
Shares
Sold	77,896,664	55,711,299
Issued in reinvestment of distributions	4,018,606	19,053,605
Redeemed	(95,509,377)	(108,966,202)
Net increase (decrease)	(13,594,107)	(34,201,298)

Financial Highlights
Fidelity® Series Small Cap Opportunities Fund

Years ended July 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$13.47	$12.57	$18.08	$12.66	$14.04
Income from Investment Operations
Net investment income (loss) A,B	.16	.14	.12	.12	.15
Net realized and unrealized gain (loss)	2.75	1.36	(1.03)	5.62	(.60)
Total from investment operations	2.91	1.50	(.91)	5.74	(.45)
Distributions from net investment income	(.14)	(.14)	(.12)	(.14)	(.16)
Distributions from net realized gain	-	(.47)	(4.48)	(.19)	(.77)
Total distributions	(.14)	(.60) C	(4.60)	(.32) C	(.93)
Net asset value, end of period	$16.24	$13.47	$12.57	$18.08	$12.66
Total Return D	21.85%	12.51%	(7.62)%	45.98%	(3.44)%
Ratios to Average Net Assets B,E,F
Expenses before reductions G	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any G	- %	-%	-%	-%	-%
Expenses net of all reductions G	-%	-%	-%	-%	-%
Net investment income (loss)	1.14%	1.11%	.86%	.77%	1.17%
Supplemental Data
Net assets, end of period (000 omitted)	$5,735,378	$4,942,472	$5,039,957	$6,012,414	$4,931,192
Portfolio turnover rate H	47%	34%	39%	96%	61% I

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount represents less than .005%.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
IPortfolio turnover rate excludes securities received or delivered in-kind.
Notes to Financial Statements

For the period ended July 31, 2024

1. Organization.
Fidelity Series Small Cap Opportunities Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds, Fidelity managed 529 plans, and Fidelity managed collective investment trusts. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to primarily due to futures contracts, foreign currency transactions, partnerships, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,940,836,852
Gross unrealized depreciation	(215,296,935)
Net unrealized appreciation (depreciation)	$1,725,539,917
Tax Cost	$4,324,125,137

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$77,060,079
Undistributed long-term capital gain	$336,807,589
Net unrealized appreciation (depreciation) on securities and other investments	$1,725,521,991

The tax character of distributions paid was as follows:

	July 31, 2024	July 31, 2023
Ordinary Income	$51,550,987	$52,416,681
Long-term Capital Gains	-	178,512,414
Total	$51,550,987	$230,929,095

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Small Cap Opportunities Fund	2,379,653,937	2,611,641,774
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Series Small Cap Opportunities Fund	55,287

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
Fidelity Series Small Cap Opportunities Fund	Borrower	12,163,000	5.59%	1,887

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Series Small Cap Opportunities Fund	120,946,422	260,840,912	53,176,256

Sub-Advisory Arrangements. Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Series Small Cap Opportunities Fund	67,841	7,223	-
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Series Small Cap Opportunities Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Series Small Cap Opportunities Fund (the "Fund"), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2024, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
September 16, 2024
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2024, $354,691,846, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates $3,908,768 of distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 68%, and 56% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 69.62%, and 71.72% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 15.58%, and 10.38% of the dividends distributed in September and December, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
A special meeting of shareholders was held on July 16, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Bettina Doulton
Affirmative	88,756,759,992.17	95.11
Withheld	4,564,750,651.52	4.89
TOTAL	93,321,510,643.68	100.00
Robert A. Lawrence
Affirmative	88,523,438,331.98	94.86
Withheld	4,798,072,311.70	5.14
TOTAL	93,321,510,643.68	100.00
Vijay C. Advani
Affirmative	88,484,371,668.51	94.82
Withheld	4,837,138,975.17	5.18
TOTAL	93,321,510,643.68	100.00
Thomas P. Bostick
Affirmative	88,618,596,648.21	94.96
Withheld	4,702,913,995.47	5.04
TOTAL	93,321,510,643.68	100.00
Donald F. Donahue
Affirmative	88,542,403,002.79	94.88
Withheld	4,779,107,640.89	5.12
TOTAL	93,321,510,643.68	100.00
Vicki L. Fuller
Affirmative	88,788,711,037.44	95.14
Withheld	4,532,799,606.24	4.86
TOTAL	93,321,510,643.68	100.00
Patricia L. Kampling
Affirmative	88,819,315,996.59	95.18
Withheld	4,502,194,647.10	4.82
TOTAL	93,321,510,643.68	100.00
Thomas A. Kennedy
Affirmative	88,667,457,817.34	95.01
Withheld	4,654,052,826.34	4.99
TOTAL	93,321,510,643.68	100.00
Oscar Munoz
Affirmative	88,183,976,568.30	94.49
Withheld	5,137,534,075.39	5.51
TOTAL	93,321,510,643.68	100.00
Karen B. Peetz
Affirmative	88,720,160,318.58	95.07
Withheld	4,601,350,325.11	4.93
TOTAL	93,321,510,643.68	100.00
David M. Thomas
Affirmative	88,471,490,747.86	94.80
Withheld	4,850,019,895.82	5.20
TOTAL	93,321,510,643.68	100.00
Susan Tomasky
Affirmative	88,536,869,646.78	94.87
Withheld	4,784,640,996.90	5.13
TOTAL	93,321,510,643.68	100.00
Michael E. Wiley
Affirmative	88,526,906,267.86	94.86
Withheld	4,794,604,375.83	5.14
TOTAL	93,321,510,643.68	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Series Small Cap Opportunities Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2024 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. The Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable in light of all of the surrounding circumstances.

Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.

Investment Performance. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, and noted that the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer an investment option for other investment companies, 529 plans, and collective investment trusts managed by Fidelity and ultimately to enhance the performance of those investment companies, 529 plans, and collective investment trusts.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board considered that the fund does not pay FMR a management fee for investment advisory services, but that FMR receives fees for providing services to funds that invest in the fund. The Board noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b-1 fees, Independent Trustee fees and expenses, custodian fees and expenses, proxy and shareholder meeting expenses, interest, taxes, and extraordinary expenses (such as litigation expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.
The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.003% through November 30, 2026.
Based on its review, the Board considered that the fund does not pay a management fee and concluded that the total expense ratio of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions.
Economies of Scale. The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) the variable management fee implemented for certain funds effective March 1, 2024; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2025.

1.839807.117
SMO-ANN-0924
Fidelity® Blue Chip Value Fund

Annual Report
July 31, 2024
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Blue Chip Value Fund
Schedule of Investments July 31, 2024
Showing Percentage of Net Assets
Common Stocks - 95.1%
	Shares	Value ($)
COMMUNICATION SERVICES - 8.1%
Entertainment - 3.3%
The Walt Disney Co.	265,000	24,827,850
Media - 4.8%
Comcast Corp. Class A	854,100	35,248,707
TOTAL COMMUNICATION SERVICES		60,076,557
CONSUMER DISCRETIONARY - 4.8%
Diversified Consumer Services - 4.8%
H&R Block, Inc.	617,420	35,773,315
CONSUMER STAPLES - 7.8%
Beverages - 1.6%
Keurig Dr. Pepper, Inc.	350,100	12,001,428
Food Products - 3.1%
Mondelez International, Inc.	165,700	11,325,595
Tyson Foods, Inc. Class A	185,700	11,309,130
		22,634,725
Personal Care Products - 3.1%
Kenvue, Inc.	1,250,100	23,114,349
TOTAL CONSUMER STAPLES		57,750,502
ENERGY - 10.4%
Oil, Gas & Consumable Fuels - 10.4%
Exxon Mobil Corp.	261,300	30,987,567
Parex Resources, Inc.	1,053,900	15,808,691
Shell PLC ADR	417,900	30,598,638
		77,394,896
FINANCIALS - 22.4%
Banks - 16.4%
Bank of America Corp.	772,500	31,139,475
JPMorgan Chase & Co.	192,300	40,921,440
PNC Financial Services Group, Inc.	91,500	16,570,650
U.S. Bancorp	385,000	17,278,800
Wells Fargo & Co.	277,100	16,443,114
		122,353,479
Insurance - 6.0%
Chubb Ltd.	84,800	23,375,968
The Travelers Companies, Inc.	98,600	21,340,984
		44,716,952
TOTAL FINANCIALS		167,070,431
HEALTH CARE - 18.4%
Health Care Providers & Services - 16.5%
Centene Corp. (a)	418,000	32,152,560
Cigna Group	108,800	37,935,296
Elevance Health, Inc.	19,000	10,108,570
UnitedHealth Group, Inc.	73,700	42,462,992
		122,659,418
Pharmaceuticals - 1.9%
AstraZeneca PLC sponsored ADR	179,167	14,181,068
TOTAL HEALTH CARE		136,840,486
INDUSTRIALS - 7.7%
Air Freight & Logistics - 1.1%
FedEx Corp.	27,000	8,160,750
Building Products - 1.0%
Johnson Controls International PLC	105,700	7,561,778
Electrical Equipment - 0.9%
Regal Rexnord Corp.	43,000	6,909,240
Industrial Conglomerates - 1.9%
Siemens AG	77,800	14,244,955
Machinery - 2.8%
Deere & Co.	54,900	20,421,702
TOTAL INDUSTRIALS		57,298,425
INFORMATION TECHNOLOGY - 6.6%
IT Services - 3.1%
Amdocs Ltd.	266,700	23,328,249
Software - 3.5%
Gen Digital, Inc.	995,000	25,860,050
TOTAL INFORMATION TECHNOLOGY		49,188,299
MATERIALS - 1.8%
Chemicals - 1.8%
CF Industries Holdings, Inc.	90,400	6,905,656
Nutrien Ltd.	133,600	6,840,320
		13,745,976
UTILITIES - 7.1%
Electric Utilities - 5.6%
Edison International	209,600	16,770,096
PG&E Corp.	1,353,600	24,703,200
		41,473,296
Independent Power and Renewable Electricity Producers - 1.5%
The AES Corp.	622,700	11,077,833
TOTAL UTILITIES		52,551,129
TOTAL COMMON STOCKS (Cost $551,886,621)		707,690,016

Nonconvertible Preferred Stocks - 3.4%
	Shares	Value ($)
INFORMATION TECHNOLOGY - 3.4%
Technology Hardware, Storage & Peripherals - 3.4%
Samsung Electronics Co. Ltd. (Cost $23,044,773)	538,420	25,510,084

Money Market Funds - 1.4%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (b) (Cost $10,247,856)	10,245,807	10,247,856

TOTAL INVESTMENT IN SECURITIES - 99.9% (Cost $585,179,250)	743,447,956
NET OTHER ASSETS (LIABILITIES) - 0.1%	381,996
NET ASSETS - 100.0%	743,829,952

Legend

(a)	Non-income producing
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	14,455,664	362,929,282	367,138,166	840,722	1,076	-	10,247,856	0.0%
Fidelity Securities Lending Cash Central Fund 5.39%	11,310,750	93,166,316	104,477,066	34,954	-	-	-	0.0%
Total	25,766,414	456,095,598	471,615,232	875,676	1,076	-	10,247,856

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of July 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	60,076,557	60,076,557	-	-
Consumer Discretionary	35,773,315	35,773,315	-	-
Consumer Staples	57,750,502	57,750,502	-	-
Energy	77,394,896	77,394,896	-	-
Financials	167,070,431	167,070,431	-	-
Health Care	136,840,486	136,840,486	-	-
Industrials	57,298,425	43,053,470	14,244,955	-
Information Technology	74,698,383	74,698,383	-	-
Materials	13,745,976	13,745,976	-	-
Utilities	52,551,129	52,551,129	-	-

Money Market Funds	10,247,856	10,247,856	-	-
Total Investments in Securities:	743,447,956	729,203,001	14,244,955	-
Financial Statements
Statement of Assets and Liabilities
As of July 31, 2024
Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $574,931,394)	$733,200,100
Fidelity Central Funds (cost $10,247,856)	10,247,856

Total Investment in Securities (cost $585,179,250)		$743,447,956
Receivable for fund shares sold		476,598
Dividends receivable		669,541
Distributions receivable from Fidelity Central Funds		29,464
Prepaid expenses		119
Other receivables		1,753
Total assets		744,625,431
Liabilities
Payable for fund shares redeemed	$262,545
Accrued management fee	449,988
Audit fee payable	50,993
Other payables and accrued expenses	31,953
Total liabilities		795,479
Net Assets		$743,829,952
Net Assets consist of:
Paid in capital		$544,950,094
Total accumulated earnings (loss)		198,879,858
Net Assets		$743,829,952
Net Asset Value, offering price and redemption price per share ($743,829,952 ÷ 27,550,605 shares)		$27.00
Statement of Operations
Year ended July 31, 2024
Investment Income
Dividends		$16,251,302
Income from Fidelity Central Funds (including $34,954 from security lending)		875,676
Total income		17,126,978
Expenses
Management fee
Basic fee	$4,246,865
Performance adjustment	929,588
Transfer agent fees	702,175
Accounting fees	133,172
Custodian fees and expenses	19,348
Independent trustees' fees and expenses	3,565
Registration fees	38,324
Audit fees	64,136
Legal	2,241
Miscellaneous	29,748
Total expenses before reductions	6,169,162
Expense reductions	(45,884)
Total expenses after reductions		6,123,278
Net Investment income (loss)		11,003,700
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	50,455,675
Fidelity Central Funds	1,076
Foreign currency transactions	(15,867)
Total net realized gain (loss)		50,440,884
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	15,176,276
Assets and liabilities in foreign currencies	(16,863)
Total change in net unrealized appreciation (depreciation)		15,159,413
Net gain (loss)		65,600,297
Net increase (decrease) in net assets resulting from operations		$76,603,997
Statement of Changes in Net Assets

	Year ended July 31, 2024	Year ended July 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$11,003,700	$9,952,789
Net realized gain (loss)	50,440,884	5,830,795
Change in net unrealized appreciation (depreciation)	15,159,413	42,743,630
Net increase (decrease) in net assets resulting from operations	76,603,997	58,527,214
Distributions to shareholders	(26,427,278)	(19,890,909)

Share transactions
Proceeds from sales of shares	121,817,314	338,713,904
Reinvestment of distributions	16,188,102	12,947,154
Cost of shares redeemed	(196,908,578)	(378,726,174)

Net increase (decrease) in net assets resulting from share transactions	(58,903,162)	(27,065,116)
Total increase (decrease) in net assets	(8,726,443)	11,571,189

Net Assets
Beginning of period	752,556,395	740,985,206
End of period	$743,829,952	$752,556,395

Other Information
Shares
Sold	4,927,367	14,601,230
Issued in reinvestment of distributions	666,826	548,797
Redeemed	(7,943,369)	(16,401,327)
Net increase (decrease)	(2,349,176)	(1,251,300)

Financial Highlights
Fidelity® Blue Chip Value Fund

Years ended July 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$25.17	$23.79	$23.11	$17.02	$19.71
Income from Investment Operations
Net investment income (loss) A,B	.38	.31	.33	.27	.31
Net realized and unrealized gain (loss)	2.36	1.69	.66	6.03	(2.63)
Total from investment operations	2.74	2.00	.99	6.30	(2.32)
Distributions from net investment income	(.38)	(.26)	(.31)	(.21)	(.31)
Distributions from net realized gain	(.53)	(.37)	-	-	(.06)
Total distributions	(.91)	(.62) C	(.31)	(.21)	(.37)
Net asset value, end of period	$27.00	$25.17	$23.79	$23.11	$17.02
Total Return D	11.31%	8.61%	4.28%	37.36%	(12.03)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.85%	.80%	.63%	.58%	.63%
Expenses net of fee waivers, if any	.85%	.79%	.63%	.58%	.63%
Expenses net of all reductions	.85%	.79%	.63%	.58%	.61%
Net investment income (loss)	1.52%	1.32%	1.38%	1.35%	1.71%
Supplemental Data
Net assets, end of period (000 omitted)	$743,830	$752,556	$740,985	$525,809	$375,786
Portfolio turnover rate G	39%	32%	41%	52%	119%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Notes to Financial Statements

For the period ended July 31, 2024

1. Organization.
Fidelity Blue Chip Value Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$174,039,764
Gross unrealized depreciation	(16,426,049)
Net unrealized appreciation (depreciation)	$157,613,715
Tax Cost	$585,834,241

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$5,856,667
Undistributed long-term capital gain	$35,402,900
Net unrealized appreciation (depreciation) on securities and other investments	$157,620,291

The tax character of distributions paid was as follows:

	July 31, 2024	July 31, 2023
Ordinary Income	$14,423,903	$8,258,374
Long-term Capital Gains	12,003,375	11,632,535
Total	$26,427,278	$19,890,909
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Blue Chip Value Fund	277,266,635	303,843,598
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

Effective March 1, 2024, the Fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). Any reference to "class" in this note shall mean "the Fund" as the Fund currently offers only one class of shares. The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. The management fee is determined by calculating a basic fee and then applying a performance adjustment. When determining a class's basic fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual basic fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Fidelity Blue Chip Value Fund	.68

One-twelfth of the basic fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the basic fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the portion of the reporting period on or after March 1, 2024, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Fidelity Blue Chip Value Fund	.67

Prior to March 1, 2024, the management fee was the sum of an individual fund fee rate that was based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate was based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreased as assets under management increased and increased as assets under management decreased. For the portion of the reporting period prior to March 1, 2024, the total annualized management fee rate was .52%.

The performance adjustment rate is calculated monthly by comparing over the performance period the Fund's performance to that of the performance adjustment index listed below.

Performance Adjustment Index
Fidelity Blue Chip Value Fund	Russell 1000 Value Index

For the purposes of calculating the performance adjustment for the Fund, the Fund's investment performance is based on the performance of the Fund. To the extent that other classes of the Fund have higher expenses, this could result in those classes bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered. The performance period is the most recent 36 month period. The maximum annualized performance adjustment rate is ± .20% of the Fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the Fund's average net assets over the performance period, and the resulting dollar amount is proportionately added to or subtracted from a class's basic fee. For the entire reporting period, the total annual performance adjustment was .13%.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. Effective March 1, 2024, each Fund's management contract was amended to incorporate transfer agent services and associated fees previously covered under a separate services agreement. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

During the period December 1, 2023 through February 29, 2024, the transfer agent fees were a fixed annual rate of average net assets of .1688%.

Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to account size and type of account.

For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the annualized rate of .17% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. Effective March 1, 2024, the Fund's management contract was amended to incorporate accounting services and associated fees previously covered under a separate services agreement.

During the period December 1, 2023 through February 29, 2024, the accounting fees were a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Blue Chip Value Fund	.0316

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Blue Chip Value Fund	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Blue Chip Value Fund	1,731

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss)($)
Fidelity Blue Chip Value Fund	11,245,855	23,889,071	693,915
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount ($)
Fidelity Blue Chip Value Fund	1,219
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Blue Chip Value Fund	3,055	-	-
8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $425.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $45,459.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Securities Fund and Shareholders of Fidelity Blue Chip Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Blue Chip Value Fund (one of the funds constituting Fidelity Securities Fund, referred to hereafter as the "Fund") as of July 31, 2024, the related statement of operations for the year ended July 31, 2024, the statement of changes in net assets for each of the two years in the period ended July 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2024 and the financial highlights for each of the five years in the period ended July 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2024 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
September 16, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2024, $50,226,590, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the short-term capital gain dividends distributed in September during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The fund designates $626,546 of distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 80% and 100% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
A special meeting of shareholders was held on July 16, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Bettina Doulton
Affirmative	88,756,759,992.17	95.11
Withheld	4,564,750,651.52	4.89
TOTAL	93,321,510,643.68	100.00
Robert A. Lawrence
Affirmative	88,523,438,331.98	94.86
Withheld	4,798,072,311.70	5.14
TOTAL	93,321,510,643.68	100.00
Vijay C. Advani
Affirmative	88,484,371,668.51	94.82
Withheld	4,837,138,975.17	5.18
TOTAL	93,321,510,643.68	100.00
Thomas P. Bostick
Affirmative	88,618,596,648.21	94.96
Withheld	4,702,913,995.47	5.04
TOTAL	93,321,510,643.68	100.00
Donald F. Donahue
Affirmative	88,542,403,002.79	94.88
Withheld	4,779,107,640.89	5.12
TOTAL	93,321,510,643.68	100.00
Vicki L. Fuller
Affirmative	88,788,711,037.44	95.14
Withheld	4,532,799,606.24	4.86
TOTAL	93,321,510,643.68	100.00
Patricia L. Kampling
Affirmative	88,819,315,996.59	95.18
Withheld	4,502,194,647.10	4.82
TOTAL	93,321,510,643.68	100.00
Thomas A. Kennedy
Affirmative	88,667,457,817.34	95.01
Withheld	4,654,052,826.34	4.99
TOTAL	93,321,510,643.68	100.00
Oscar Munoz
Affirmative	88,183,976,568.30	94.49
Withheld	5,137,534,075.39	5.51
TOTAL	93,321,510,643.68	100.00
Karen B. Peetz
Affirmative	88,720,160,318.58	95.07
Withheld	4,601,350,325.11	4.93
TOTAL	93,321,510,643.68	100.00
David M. Thomas
Affirmative	88,471,490,747.86	94.80
Withheld	4,850,019,895.82	5.20
TOTAL	93,321,510,643.68	100.00
Susan Tomasky
Affirmative	88,536,869,646.78	94.87
Withheld	4,784,640,996.90	5.13
TOTAL	93,321,510,643.68	100.00
Michael E. Wiley
Affirmative	88,526,906,267.86	94.86
Withheld	4,794,604,375.83	5.14
TOTAL	93,321,510,643.68	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Blue Chip Value Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2024 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.  The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, shareholder, transfer agency, and pricing and bookkeeping services performed by the Investment Advisers and their affiliates under the Advisory Contracts; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance.  In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. The Board considered that, effective March 1, 2024, an amended Advisory Contract with FMR went into effect with a fee based on tiered schedules and subject to a maximum class-level rate (the management fee). The Board also considered that in exchange for the management fee, the fund receives investment advisory, management, administrative, transfer agent, and pricing and bookkeeping services. In its review of the fund's management fee and total expense ratio, the Board considered the fund's pro forma management fee rate as if it had been in effect for the 12-month period ended September 30, 2023, as well as other third-party fund expenses, such as custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The Board also considered information about the impact of the fund's performance adjustment.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Morningstar) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps and without taking into account the fund's performance adjustment) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked above the competitive median of the mapped group for the 12-month period ended September 30, 2023 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2023. Further, the information provided to the Board indicated that the total expense ratio of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2023 and below the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2023. The Board noted that the fund has a management fee structure that covers expenses for services beyond portfolio management and further noted that Fidelity believes that total expense ratio comparisons are more useful in this context.
The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a variable management fee structure, which provides breakpoints as a way to share, in part, any potential economies of scale that may exist at the asset class level and through a discount that considers both fund size and total assets of the four applicable asset classes. The Board considered that the variable management fee is designed to deliver the benefits of economies of scale to fund shareholders even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all funds subject to the variable management fee, and all such funds benefit if those costs can be allocated among more assets. The Board concluded that, given the variable management fee structure, fund shareholders will benefit from lower management fees due to the application of the breakpoints and discount factor, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) the variable management fee implemented for certain funds effective March 1, 2024; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2025.

1.788861.121
BCV-ANN-0924
Fidelity® Small Cap Growth K6 Fund

Annual Report
July 31, 2024
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Consolidated Financial Statements and Consolidated Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Small Cap Growth K6 Fund
Consolidated Schedule of Investments July 31, 2024
Showing Percentage of Net Assets
Common Stocks - 95.8%
	Shares	Value ($)
COMMUNICATION SERVICES - 0.9%
Entertainment - 0.1%
IMAX Corp. (a)	87,001	1,835,721
Interactive Media & Services - 0.6%
Cars.com, Inc. (a)	546,953	11,278,171
Reddit, Inc. Class B	46,800	2,847,780
Yelp, Inc. (a)	109,476	3,988,211
		18,114,162
Media - 0.2%
TechTarget, Inc. (a)	232,154	7,428,928
TOTAL COMMUNICATION SERVICES		27,378,811
CONSUMER DISCRETIONARY - 12.3%
Automobile Components - 0.3%
Autoliv, Inc.	77,925	7,881,335
Diversified Consumer Services - 2.1%
Duolingo, Inc. (a)	102,606	17,642,076
Grand Canyon Education, Inc. (a)	112,719	17,578,528
H&R Block, Inc.	129,505	7,503,520
OneSpaWorld Holdings Ltd.	321,306	5,169,814
Stride, Inc. (a)(b)	80,373	6,106,741
Udemy, Inc. (a)	357,434	3,302,690
Universal Technical Institute, Inc. (a)	238,300	4,513,402
		61,816,771
Hotels, Restaurants & Leisure - 2.3%
Brinker International, Inc. (a)	373,986	24,986,005
Cava Group, Inc. (a)	105,083	8,850,090
Dutch Bros, Inc. (a)	313,548	11,993,211
GEN Restaurant Group, Inc. (a)	13,748	118,920
Kura Sushi U.S.A., Inc. Class A (a)(b)	125,002	7,186,365
Red Rock Resorts, Inc.	229,462	13,079,334
		66,213,925
Household Durables - 2.7%
Installed Building Products, Inc. (b)	99,628	26,934,430
KB Home	147,313	12,680,703
Lovesac (a)(b)	448,972	12,283,874
SharkNinja, Inc.	199,209	15,309,212
TopBuild Corp. (a)	25,569	12,235,789
		79,444,008
Leisure Products - 0.3%
Games Workshop Group PLC	53,133	7,035,428
Specialty Retail - 4.0%
Abercrombie & Fitch Co. Class A (a)	145,730	21,492,260
Aritzia, Inc. (a)	314,555	10,325,305
BARK, Inc. warrants 6/1/26 (a)	54	3
Boot Barn Holdings, Inc. (a)	145,883	19,472,463
Chewy, Inc. (a)	413,737	10,004,161
Fanatics, Inc. Class A (a)(c)(d)	163,048	10,722,036
Group 1 Automotive, Inc.	37,560	13,736,443
Murphy U.S.A., Inc.	35,292	17,819,637
Valvoline, Inc. (a)	293,539	13,649,564
		117,221,872
Textiles, Apparel & Luxury Goods - 0.6%
Crocs, Inc. (a)	127,760	17,167,111
TOTAL CONSUMER DISCRETIONARY		356,780,450
CONSUMER STAPLES - 2.6%
Beverages - 0.2%
The Vita Coco Co., Inc. (a)	215,085	5,557,796
Consumer Staples Distribution & Retail - 2.0%
Casey's General Stores, Inc.	23,997	9,306,996
Sprouts Farmers Market LLC (a)(b)	245,774	24,550,365
U.S. Foods Holding Corp. (a)	458,180	24,920,410
		58,777,771
Food Products - 0.2%
Lamb Weston Holdings, Inc.	72,293	4,339,026
Vital Farms, Inc. (a)	65,590	2,393,379
		6,732,405
Personal Care Products - 0.2%
elf Beauty, Inc. (a)	25,908	4,471,203
TOTAL CONSUMER STAPLES		75,539,175
ENERGY - 4.6%
Energy Equipment & Services - 3.4%
Cactus, Inc. Class A	290,746	18,351,888
Championx Corp.	168,367	5,768,253
Expro Group Holdings NV (a)	466,187	10,824,862
Liberty Energy, Inc. Class A	795,545	19,212,412
TechnipFMC PLC	434,473	12,816,954
Tidewater, Inc. (a)	117,737	11,651,254
Weatherford International PLC	158,447	18,674,563
		97,300,186
Oil, Gas & Consumable Fuels - 1.2%
Antero Resources Corp. (a)	328,133	9,522,420
Northern Oil & Gas, Inc. (b)	412,584	17,819,503
Range Resources Corp.	237,767	7,425,463
		34,767,386
TOTAL ENERGY		132,067,572
FINANCIALS - 6.6%
Banks - 1.0%
Eastern Bankshares, Inc.	512,600	8,529,664
Pinnacle Financial Partners, Inc.	193,867	18,673,269
Starling Bank Ltd. Series D (a)(c)(d)	431,700	1,759,261
		28,962,194
Capital Markets - 2.5%
Houlihan Lokey	89,251	13,409,963
Perella Weinberg Partners (c)	457,262	8,642,252
Perella Weinberg Partners Class A	474,317	8,964,591
StepStone Group, Inc. Class A	386,622	19,431,622
Stifel Financial Corp.	219,140	19,431,144
WisdomTree Investments, Inc. (b)	353,325	4,218,701
		74,098,273
Consumer Finance - 0.4%
FirstCash Holdings, Inc.	49,470	5,520,852
PROG Holdings, Inc.	124,185	5,595,776
		11,116,628
Financial Services - 1.5%
AvidXchange Holdings, Inc. (a)(b)	822,670	7,354,670
Flywire Corp. (a)	763,215	13,974,467
HA Sustainable Infrastructure Capital, Inc. (b)	312,940	10,255,044
Walker & Dunlop, Inc.	116,177	12,419,321
		44,003,502
Insurance - 1.2%
Selective Insurance Group, Inc.	53,760	4,855,603
Stewart Information Services Corp.	117,729	8,323,440
The Baldwin Insurance Group, Inc. Class A, (a)	464,194	20,303,846
TWFG, Inc.	16,700	421,842
		33,904,731
TOTAL FINANCIALS		192,085,328
HEALTH CARE - 22.3%
Biotechnology - 11.0%
ADMA Biologics, Inc. (a)	504,690	6,197,593
Allogene Therapeutics, Inc. (a)	520,834	1,531,252
ALX Oncology Holdings, Inc. (a)(b)	646,526	3,103,325
AnaptysBio, Inc. (a)	238,400	8,305,856
Annexon, Inc. (a)(b)	495,357	3,175,238
Apogee Therapeutics, Inc. (b)	108,780	5,297,586
Arcellx, Inc. (a)	206,740	12,778,599
Arrowhead Pharmaceuticals, Inc. (a)	324,431	9,265,749
Ascendis Pharma A/S sponsored ADR (a)	61,485	8,208,248
Astria Therapeutics, Inc. (a)	514,290	6,006,907
Autolus Therapeutics PLC ADR (a)	986,472	4,626,554
Avidity Biosciences, Inc. (a)	191,700	8,737,686
Blueprint Medicines Corp. (a)	167,013	18,087,508
Boundless Bio, Inc.	65,974	254,000
Boundless Bio, Inc. (b)	13,065	50,300
Cargo Therapeutics, Inc. (c)	121,347	2,066,539
Cargo Therapeutics, Inc.	235,392	4,008,726
Celldex Therapeutics, Inc. (a)	177,124	6,750,196
Crinetics Pharmaceuticals, Inc. (a)	185,190	9,837,293
Cytokinetics, Inc. (a)	325,082	19,183,089
Denali Therapeutics, Inc. (a)	22,474	547,691
Dyne Therapeutics, Inc. (a)	102,574	4,401,450
Insmed, Inc. (a)	211,720	15,402,630
Janux Therapeutics, Inc. (a)	236,878	9,617,247
Keros Therapeutics, Inc. (a)	142,562	7,150,910
Kiniksa Pharmaceuticals Intern (a)	146,101	3,886,287
Legend Biotech Corp. ADR (a)	73,066	4,120,192
Madrigal Pharmaceuticals, Inc. (a)(b)	51,888	14,770,438
Merus BV (a)(b)	174,991	9,281,523
Monte Rosa Therapeutics, Inc. (a)	229,755	1,038,493
Moonlake Immunotherapeutics Class A (a)	52,805	2,199,328
Neurogene, Inc. (a)(b)	63,600	2,616,504
Nuvalent, Inc. Class A (a)	182,627	14,599,202
ORIC Pharmaceuticals, Inc. (a)(b)	483,017	5,409,790
Revolution Medicines, Inc. (a)	234,600	10,707,144
Spyre Therapeutics, Inc. (a)	146,547	4,030,043
Tango Therapeutics, Inc. (a)	468,833	4,618,005
Tyra Biosciences, Inc. (c)	182,289	4,039,524
Tyra Biosciences, Inc. (a)	245,358	5,437,133
Vaxcyte, Inc. (a)	284,159	22,417,304
Vericel Corp. (a)	313,957	15,861,108
Viking Therapeutics, Inc. (a)(b)	163,164	9,300,348
Viridian Therapeutics, Inc. (a)	292,689	4,931,810
Xenon Pharmaceuticals, Inc. (a)	131,467	5,670,172
Zentalis Pharmaceuticals, Inc. (a)	267,841	1,041,901
		320,568,421
Health Care Equipment & Supplies - 4.7%
Atricure, Inc. (a)	198,244	4,276,123
Glaukos Corp. (a)	178,434	20,907,112
Integer Holdings Corp. (a)	75,188	8,929,327
Lantheus Holdings, Inc. (a)	209,302	21,941,129
Masimo Corp. (a)	71,659	7,666,080
NeuroPace, Inc. (a)	68,127	526,622
Nyxoah SA (a)(b)	254,353	2,154,370
Penumbra, Inc. (a)	34,720	5,801,365
PROCEPT BioRobotics Corp. (a)(b)	239,057	15,137,089
Pulmonx Corp. (a)	561,570	3,880,449
RxSight, Inc. (a)	182,662	8,360,440
TransMedics Group, Inc. (a)(b)	256,708	36,519,280
		136,099,386
Health Care Providers & Services - 4.5%
agilon health, Inc. (a)	682,830	4,704,699
Astrana Health, Inc. (a)	56,900	2,984,974
BrightSpring Health Services, Inc.	922,071	11,424,460
Guardant Health, Inc. (a)	121,960	4,284,455
HealthEquity, Inc. (a)	265,057	20,801,673
Hims & Hers Health, Inc. (a)	686,491	14,581,069
LifeStance Health Group, Inc. (a)	893,899	4,925,383
Molina Healthcare, Inc. (a)	25,116	8,571,337
Option Care Health, Inc. (a)	179,335	5,324,456
Pennant Group, Inc. (a)	191,008	5,693,948
Privia Health Group, Inc. (a)	375,573	7,789,384
Progyny, Inc. (a)	310,265	8,749,473
Surgery Partners, Inc. (a)	355,418	10,790,490
The Ensign Group, Inc.	141,274	19,884,316
		130,510,117
Health Care Technology - 0.3%
Evolent Health, Inc. Class A (a)	209,144	4,877,238
Schrodinger, Inc. (a)(b)	128,043	2,852,798
		7,730,036
Life Sciences Tools & Services - 0.6%
10X Genomics, Inc. (a)	118,872	2,457,084
Charles River Laboratories International, Inc. (a)	45,734	11,163,669
Veterinary Emergency Group LLC Class A (a)(c)(d)(e)	68,413	3,904,330
		17,525,083
Pharmaceuticals - 1.2%
Alto Neuroscience, Inc. (b)	161,351	1,739,364
Corcept Therapeutics, Inc. (a)(b)	211,546	8,180,484
Edgewise Therapeutics, Inc. (a)	375,520	6,395,106
Enliven Therapeutics, Inc. (c)	100,587	2,653,485
Enliven Therapeutics, Inc. (a)	271,682	7,166,971
Pharvaris BV (a)	269,422	4,617,893
Rapport Therapeutics, Inc.	20,800	472,576
Structure Therapeutics, Inc. ADR (a)	74,849	2,798,604
Terns Pharmaceuticals, Inc. (a)	297,123	2,302,703
		36,327,186
TOTAL HEALTH CARE		648,760,229
INDUSTRIALS - 21.0%
Aerospace & Defense - 0.2%
BWX Technologies, Inc.	47,934	4,768,954
Building Products - 3.4%
AAON, Inc.	79,825	7,066,907
AZZ, Inc.	313,824	25,093,367
CSW Industrials, Inc.	36,183	11,738,489
Fortune Brands Innovations, Inc.	197,368	15,949,308
Simpson Manufacturing Co. Ltd.	62,354	11,977,580
Tecnoglass, Inc. (b)	83,357	4,485,440
The AZEK Co., Inc. Class A, (a)	272,490	12,232,076
UFP Industries, Inc.	72,894	9,616,905
		98,160,072
Commercial Services & Supplies - 1.2%
ACV Auctions, Inc. Class A (a)(b)	510,790	8,724,293
HNI Corp.	45,859	2,519,952
The Brink's Co.	66,768	7,343,812
The GEO Group, Inc. (a)	1,099,733	15,946,129
		34,534,186
Construction & Engineering - 3.4%
Comfort Systems U.S.A., Inc.	35,567	11,823,182
Dycom Industries, Inc. (a)	88,945	16,322,297
Fluor Corp. (a)	653,233	31,420,507
Sterling Construction Co., Inc. (a)	191,971	22,337,746
Valmont Industries, Inc.	60,020	17,907,567
		99,811,299
Electrical Equipment - 2.1%
Acuity Brands, Inc.	47,127	11,845,371
Nextracker, Inc. Class A (a)	320,644	15,756,446
nVent Electric PLC	193,725	14,070,247
Prysmian SpA	170,292	11,710,328
Sunrun, Inc. (a)(b)	436,400	7,650,092
		61,032,484
Machinery - 3.9%
Crane Co.	90,955	14,591,001
ESAB Corp.	106,628	10,833,405
Federal Signal Corp.	156,416	15,636,908
Gates Industrial Corp. PLC (a)	603,775	11,224,177
ITT, Inc.	117,137	16,570,200
Mueller Industries, Inc. (b)	273,704	19,416,562
Oshkosh Corp.	49,300	5,356,445
REV Group, Inc.	251,100	7,327,098
Terex Corp.	83,600	5,288,536
Timken Co.	67,611	5,878,776
		112,123,108
Marine Transportation - 0.3%
Kirby Corp. (a)	82,462	10,132,931
Professional Services - 2.8%
CACI International, Inc. (a)	43,208	19,939,628
CBIZ, Inc. (a)	112,034	7,775,160
ExlService Holdings, Inc. (a)	571,531	20,152,183
Insperity, Inc. (b)	99,892	10,260,906
KBR, Inc.	151,053	10,058,619
Verra Mobility Corp. (a)	422,479	12,729,292
		80,915,788
Trading Companies & Distributors - 3.7%
Alligo AB (B Shares)	342,593	4,504,267
Applied Industrial Technologies, Inc.	161,780	35,298,778
FTAI Aviation Ltd. (b)	379,546	42,300,402
GMS, Inc. (a)	157,197	15,127,067
Herc Holdings, Inc.	29,681	4,625,487
Xometry, Inc. (a)(b)	399,009	5,837,502
		107,693,503
TOTAL INDUSTRIALS		609,172,325
INFORMATION TECHNOLOGY - 18.9%
Communications Equipment - 0.2%
Lumentum Holdings, Inc. (a)	92,789	4,804,614
Electronic Equipment, Instruments & Components - 6.9%
Advanced Energy Industries, Inc.	171,363	19,941,512
Belden, Inc.	121,440	11,256,274
Cognex Corp.	110,118	5,464,055
Coherent Corp. (a)	138,300	9,636,744
Crane NXT Co.	194,518	12,231,292
Fabrinet (a)	104,132	22,967,354
Insight Enterprises, Inc. (a)	211,227	47,420,462
Littelfuse, Inc.	6,046	1,614,947
OSI Systems, Inc. (a)	20,500	3,033,590
Par Technology Corp. (a)(b)	201,690	10,213,582
Sanmina Corp. (a)	157,040	11,829,823
TD SYNNEX Corp.	216,998	25,859,652
Vontier Corp.	466,615	18,305,306
		199,774,593
IT Services - 1.5%
Kyndryl Holdings, Inc. (a)	244,540	6,570,790
Wix.com Ltd. (a)	234,774	36,607,136
		43,177,926
Semiconductors & Semiconductor Equipment - 3.6%
AEHR Test Systems (a)(b)	213,200	4,023,084
Allegro MicroSystems LLC (a)	550,818	13,241,665
Axcelis Technologies, Inc. (a)	72,730	9,189,436
Camtek Ltd. (b)	49,820	5,231,100
MACOM Technology Solutions Holdings, Inc. (a)	138,056	13,932,612
MKS Instruments, Inc.	55,580	6,997,522
Nova Ltd. (a)	91,179	18,825,728
Onto Innovation, Inc. (a)	56,743	10,854,936
Ultra Clean Holdings, Inc. (a)	225,830	9,769,406
Veeco Instruments, Inc. (a)	340,763	14,110,996
		106,176,485
Software - 6.7%
Agilysys, Inc. (a)	34,700	3,889,523
Algolia, Inc. (a)(c)(d)	43,269	721,727
Alkami Technology, Inc. (a)	378,932	12,402,444
Altair Engineering, Inc. Class A (a)	53,470	4,724,609
Cellebrite DI Ltd. (a)	560,050	7,672,685
CommVault Systems, Inc. (a)	106,795	16,323,616
Convoy, Inc. warrants (a)(c)(d)	12,642	0
CyberArk Software Ltd. (a)	32,595	8,356,706
Intapp, Inc. (a)	220,185	7,889,229
JFrog Ltd. (a)	293,239	11,307,296
Life360, Inc. (b)	78,099	2,620,221
Lightspeed Commerce, Inc. Subordinate (vtg.) Shares (United States) (a)(b)	15,519	207,799
Lumine Group, Inc. (a)	186,500	4,991,254
Monday.com Ltd. (a)	64,720	14,873,303
nCino, Inc. (a)	329,923	10,808,277
Onestream, Inc.	3,800	105,830
Q2 Holdings, Inc. (a)(b)	130,390	8,797,413
Semrush Holdings, Inc. (a)	940,244	13,859,197
SPS Commerce, Inc. (a)	55,753	12,010,311
TECSYS, Inc. (b)	262,342	7,604,336
Tenable Holdings, Inc. (a)	477,415	21,922,897
Varonis Systems, Inc. (a)	156,972	8,653,866
Vertex, Inc. Class A (a)	368,410	14,607,457
		194,349,996
TOTAL INFORMATION TECHNOLOGY		548,283,614
MATERIALS - 5.1%
Chemicals - 2.5%
Aspen Aerogels, Inc. (a)(b)	216,050	4,409,581
Axalta Coating Systems Ltd. (a)	582,175	20,754,539
Cabot Corp.	233,388	23,406,483
Element Solutions, Inc.	424,371	11,436,798
Orion SA	470,005	11,571,523
		71,578,924
Construction Materials - 0.5%
Eagle Materials, Inc.	57,289	15,599,795
Metals & Mining - 1.8%
ATI, Inc. (a)(b)	366,347	24,805,355
Carpenter Technology Corp.	186,410	27,191,627
		51,996,982
Paper & Forest Products - 0.3%
Louisiana-Pacific Corp.	95,320	9,356,611
TOTAL MATERIALS		148,532,312
REAL ESTATE - 1.3%
Equity Real Estate Investment Trusts (REITs) - 0.8%
Ryman Hospitality Properties, Inc.	158,177	15,898,370
Terreno Realty Corp.	100,910	6,903,253
		22,801,623
Real Estate Management & Development - 0.5%
Compass, Inc. (a)	2,911,361	12,780,875
LandBridge Co. LLC	101,500	3,346,455
		16,127,330
TOTAL REAL ESTATE		38,928,953
UTILITIES - 0.2%
Independent Power and Renewable Electricity Producers - 0.2%
Sunnova Energy International, Inc. (a)(b)	793,600	5,610,752
TOTAL COMMON STOCKS (Cost $2,179,443,163)		2,783,139,521

Convertible Preferred Stocks - 0.8%
	Shares	Value ($)
HEALTH CARE - 0.3%
Biotechnology - 0.3%
Bright Peak Therapeutics, Inc.:
Series B (a)(c)(d)	199,331	324,910
Series C (c)(d)	1,323,335	1,508,602
Caris Life Sciences, Inc. Series D (a)(c)(d)	144,435	395,752
Endeavor BioMedicines, Inc. Series C (c)(d)	210,174	1,509,049
LifeMine Therapeutics, Inc. Series C (a)(c)(d)	402,743	833,678
Sonoma Biotherapeutics, Inc.:
Series B (a)(c)(d)	438,013	1,257,097
Series B1 (a)(c)(d)	233,603	756,874
T-Knife Therapeutics, Inc. Series B (a)(c)(d)	201,583	336,644
Treeline Biosciences Series A (a)(c)(d)	21,246	190,789
		7,113,395
Health Care Technology - 0.0%
Wugen, Inc. Series B (a)(c)(d)	59,982	249,525
TOTAL HEALTH CARE		7,362,920
INDUSTRIALS - 0.3%
Construction & Engineering - 0.3%
Beta Technologies, Inc.:
Series A (a)(c)(d)	62,752	6,915,898
Series B, 6.00% (a)(c)(d)	11,821	1,482,472
		8,398,370
INFORMATION TECHNOLOGY - 0.2%
Communications Equipment - 0.1%
Astranis Space Technologies Corp.:
Series C (a)(c)(d)	125,912	1,612,933
Series C Prime (a)(c)(d)	26,805	343,372
Series D (c)(d)	181,965	1,701,373
		3,657,678
IT Services - 0.0%
Yanka Industries, Inc.:
Series E (a)(c)(d)	191,029	939,863
Series F (a)(c)(d)	28,989	180,022
		1,119,885
Software - 0.1%
Algolia, Inc. Series D (a)(c)(d)	9,900	165,132
Convoy, Inc. Series D (a)(c)(d)	192,936	2
Mountain Digital, Inc. Series D (a)(c)(d)	140,383	1,881,132
Skyryse, Inc. Series B (a)(c)(d)	12,000	254,400
		2,300,666
TOTAL INFORMATION TECHNOLOGY		7,078,229
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $29,511,177)		22,839,519

Investment Companies - 2.0%
	Shares	Value ($)
iShares Russell 2000 Growth ETF (b) (Cost $47,620,860)	206,535	58,647,672

Convertible Bonds - 0.0%
	Principal Amount (f)	Value ($)
HEALTH CARE - 0.0%
Health Care Technology - 0.0%
Wugen, Inc. 10% 6/14/25 (c)(d)	253,458	259,262
INFORMATION TECHNOLOGY - 0.0%
Software - 0.0%
Convoy, Inc. 15% 9/30/26 (c)(d)	84,195	0
TOTAL CONVERTIBLE BONDS (Cost $337,653)		259,262

Money Market Funds - 7.2%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (g)	41,148,829	41,157,059
Fidelity Securities Lending Cash Central Fund 5.39% (g)(h)	167,872,223	167,889,010
TOTAL MONEY MARKET FUNDS (Cost $209,046,069)		209,046,069

TOTAL INVESTMENT IN SECURITIES - 105.8% (Cost $2,465,958,922)	3,073,932,043
NET OTHER ASSETS (LIABILITIES) - (5.8)%	(168,574,036)
NET ASSETS - 100.0%	2,905,358,007

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $57,607,935 or 2.0% of net assets.

(d)	Level 3 security
(e)	Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.
(f)	Amount is stated in United States dollars unless otherwise noted.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(h)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Algolia, Inc.	10/27/21	1,265,404

Algolia, Inc. Series D	7/23/21	289,526

Astranis Space Technologies Corp. Series C	3/19/21	2,760,108

Astranis Space Technologies Corp. Series C Prime	4/05/23	587,591

Astranis Space Technologies Corp. Series D	4/25/24	1,699,990

Beta Technologies, Inc. Series A	4/09/21	4,597,839

Beta Technologies, Inc. Series B, 6.00%	4/04/22	1,219,573

Bright Peak Therapeutics, Inc. Series B	5/14/21	778,587

Bright Peak Therapeutics, Inc. Series C	5/07/24	1,500,000

Cargo Therapeutics, Inc.	5/28/24	2,062,899

Caris Life Sciences, Inc. Series D	5/11/21	1,169,924

Convoy, Inc. Series D	10/30/19	2,612,353

Convoy, Inc. warrants	3/24/23	0

Convoy, Inc. 15% 9/30/26	3/24/23	84,195

Endeavor BioMedicines, Inc. Series C	4/22/24	1,371,301

Enliven Therapeutics, Inc.	3/19/24	1,408,218

Fanatics, Inc. Class A	8/13/20 - 3/22/21	2,891,600

LifeMine Therapeutics, Inc. Series C	2/15/22	820,222

Mountain Digital, Inc. Series D	11/05/21	3,223,938

Perella Weinberg Partners	12/29/20	4,572,620

Skyryse, Inc. Series B	10/21/21	296,160

Sonoma Biotherapeutics, Inc. Series B	7/26/21	865,645

Sonoma Biotherapeutics, Inc. Series B1	7/26/21	692,516

Starling Bank Ltd. Series D	6/18/21 - 4/05/22	824,189

T-Knife Therapeutics, Inc. Series B	6/30/21	1,162,892

Treeline Biosciences Series A	7/30/21	166,303

Tyra Biosciences, Inc.	2/02/24	2,371,580

Veterinary Emergency Group LLC Class A	9/16/21 - 10/31/23	3,598,868

Wugen, Inc. Series B	7/09/21	465,154

Wugen, Inc. 10% 6/14/25	6/14/24	253,458

Yanka Industries, Inc. Series E	5/15/20	2,307,478

Yanka Industries, Inc. Series F	4/08/21	924,077

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	7,708,078	806,105,609	772,654,508	1,304,150	(2,120)	-	41,157,059	0.1%
Fidelity Securities Lending Cash Central Fund 5.39%	99,066,859	913,343,678	844,521,527	845,184	-	-	167,889,010	0.8%
Total	106,774,937	1,719,449,287	1,617,176,035	2,149,334	(2,120)	-	209,046,069

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Consolidated Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of July 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Consolidated Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	27,378,811	27,378,811	-	-
Consumer Discretionary	356,780,450	346,058,414	-	10,722,036
Consumer Staples	75,539,175	75,539,175	-	-
Energy	132,067,572	132,067,572	-	-
Financials	192,085,328	190,326,067	-	1,759,261
Health Care	656,123,149	644,855,899	-	11,267,250
Industrials	617,570,695	609,172,325	-	8,398,370
Information Technology	555,361,843	547,561,887	-	7,799,956
Materials	148,532,312	148,532,312	-	-
Real Estate	38,928,953	38,928,953	-	-
Utilities	5,610,752	5,610,752	-	-

Investment Companies	58,647,672	58,647,672	-	-

Corporate Bonds	259,262	-	-	259,262

Money Market Funds	209,046,069	209,046,069	-	-
Total Investments in Securities:	3,073,932,043	3,033,725,908	-	40,206,135

Net Unrealized Appreciation on Unfunded Commitments	946,702	-	-	946,702
Total	946,702	-	-	946,702
The following is a reconciliation of consolidated  Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Beginning Balance	$43,464,598
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	(7,137,851)
Cost of Purchases	6,549,126
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	(2,669,738)
Ending Balance	$40,206,135
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2024	$(7,137,851)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions, corporate actions or exchanges. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's consolidated Statement of Operations.

Consolidated Financial Statements
Consolidated Statement of Assets and Liabilities
As of July 31, 2024
Assets
Investment in securities, at value (including securities loaned of $166,693,901) - See accompanying schedule:
Unaffiliated issuers (cost $2,256,912,853)	$2,864,885,974
Fidelity Central Funds (cost $209,046,069)	209,046,069

Total Investment in Securities (cost $2,465,958,922)		$3,073,932,043
Cash		43,369
Foreign currency held at value (cost $8,977)		8,888
Receivable for investments sold		2,940,595
Unrealized appreciation on unfunded commitments		946,702
Receivable for fund shares sold		5,622,517
Dividends receivable		130,410
Interest receivable		20,452
Distributions receivable from Fidelity Central Funds		292,339
Total assets		3,083,937,315
Liabilities
Payable for investments purchased	$7,494,320
Payable for fund shares redeemed	1,736,842
Accrued management fee	1,379,463
Other payables and accrued expenses	81,082
Collateral on securities loaned	167,887,601
Total liabilities		178,579,308
Commitments and contingent liabilities (see Commitments note)
Net Assets		$2,905,358,007
Net Assets consist of:
Paid in capital		$2,273,570,432
Total accumulated earnings (loss)		631,787,575
Net Assets		$2,905,358,007
Net Asset Value, offering price and redemption price per share ($2,905,358,007 ÷ 163,737,257 shares)		$17.74
Consolidated Statement of Operations
Year ended July 31, 2024
Investment Income
Dividends		$10,308,318
Interest		16,153
Income from Fidelity Central Funds (including $845,184 from security lending)		2,149,334
Total income		12,473,805
Expenses
Management fee	$13,079,066
Independent trustees' fees and expenses	9,841
Interest	2,502
Miscellaneous	37,673
Total expenses before reductions	13,129,082
Expense reductions	(2,681)
Total expenses after reductions		13,126,401
Net Investment income (loss)		(652,596)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	137,638,798
Fidelity Central Funds	(2,120)
Foreign currency transactions	21,731
Total net realized gain (loss)		137,658,409
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	339,867,724
Unfunded commitments	946,702
Assets and liabilities in foreign currencies	2,516
Total change in net unrealized appreciation (depreciation)		340,816,942
Net gain (loss)		478,475,351
Net increase (decrease) in net assets resulting from operations		$477,822,755
Consolidated Statement of Changes in Net Assets

	Year ended July 31, 2024	Year ended July 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(652,596)	$603,569
Net realized gain (loss)	137,658,409	(52,602,775)
Change in net unrealized appreciation (depreciation)	340,816,942	220,666,945
Net increase (decrease) in net assets resulting from operations	477,822,755	168,667,739
Distributions to shareholders	(4,542,314)	(610,119)

Share transactions
Proceeds from sales of shares	1,018,435,284	854,639,564
Reinvestment of distributions	4,525,279	609,972
Cost of shares redeemed	(485,070,208)	(394,346,321)

Net increase (decrease) in net assets resulting from share transactions	537,890,355	460,903,215
Total increase (decrease) in net assets	1,011,170,796	628,960,835

Net Assets
Beginning of period	1,894,187,211	1,265,226,376
End of period	$2,905,358,007	$1,894,187,211

Other Information
Shares
Sold	65,251,514	63,751,832
Issued in reinvestment of distributions	329,111	45,351
Redeemed	(31,765,326)	(29,606,029)
Net increase (decrease)	33,815,299	34,191,154

Consolidated Financial Highlights
Fidelity® Small Cap Growth K6 Fund

Years ended July 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$14.58	$13.22	$21.55	$15.32	$13.96
Income from Investment Operations
Net investment income (loss) A,B	- C	.01	.01	(.03) D	- C
Net realized and unrealized gain (loss)	3.20	1.36	(3.11)	6.81	1.36
Total from investment operations	3.20	1.37	(3.10)	6.78	1.36
Distributions from net investment income	(.04)	(.01)	-	-	-
Distributions from net realized gain	-	-	(5.23)	(.55)	-
Total distributions	(.04)	(.01)	(5.23)	(.55)	-
Net asset value, end of period	$17.74	$14.58	$13.22	$21.55	$15.32
Total Return E	21.98%	10.34%	(20.31)%	44.76%	9.74%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.60%	.60%	.60%	.60%	.60%
Expenses net of fee waivers, if any	.60%	.60%	.60%	.60%	.60%
Expenses net of all reductions	.60%	.60%	.60%	.59%	.59%
Net investment income (loss)	(.03)%	.04%	.09%	(.14)% D	(.02)%
Supplemental Data
Net assets, end of period (000 omitted)	$2,905,358	$1,894,187	$1,265,226	$1,154,380	$899,926
Portfolio turnover rate H	85 % I	76% I	81% I	119%	137% I

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CAmount represents less than $.005 per share.
DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.01 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.22)%.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Consolidated Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
IPortfolio turnover rate excludes securities received or delivered in-kind.
Notes to Consolidated Financial Statements

For the period ended July 31, 2024

1. Organization.
Fidelity Small Cap Growth K6 Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Consolidated Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Consolidated Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the consolidated financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the consolidated financial statements were issued have been evaluated in the preparation of the consolidated financial statements. The Fund's Consolidated Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. Exchange-Traded Funds (ETFs) are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in InputA
Equities	$39,946,873	Recovery value	Recovery value	$0.00	Increase
		Market approach	Transaction price	$1.13 - $8.61 / $3.60	Increase
			Discount rate	30.0% - 75.0% / 55.8%	Decrease
			Premium rate	10.0% - 15.0% / 12.7%	Increase
		Market comparable	Enterprise value/Revenue multiple (EV/R)	2.8 - 12.0 / 6.4	Increase
			Enterprise value/Net income multiple (EV/NI)	16.0	Increase
		Black scholes	Discount rate	4.1% - 4.2% / 4.2%	Increase
			Volatility	50.0% - 90.0% / 78.9%	Increase
			Term	3.0	Increase
Corporate Bonds	$259,262	Recovery value	Recovery value	$0.00	Increase
		Market approach	Transaction price	$100.00	Increase
			Discount rate	23.5%	Decrease
			Probability rate	0.0% - 33.3% / 16.7%	Increase

A Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2024, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Consolidated Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Consolidated Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Consolidated Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Consolidated Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying consolidated financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2024, the Fund did not have any unrecognized tax benefits in the consolidated financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the consolidated financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$687,978,243
Gross unrealized depreciation	(118,567,912)
Net unrealized appreciation (depreciation)	$569,410,331
Tax Cost	$2,505,468,414

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$41,010,986
Undistributed long-term capital gain	$21,367,800
Net unrealized appreciation (depreciation) on securities and other investments	$569,408,790

The tax character of distributions paid was as follows:

	July 31, 2024	July 31, 2023
Ordinary Income	$4,542,314	$610,119

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Consolidated Schedule of Investments, if applicable.

Commitments. A commitment is an agreement to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Commitments outstanding at period end are presented in the table below. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Consolidated Statement of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Consolidated Statement of Operations, as applicable based on contractual conditions of each commitment.

	Investment to be Acquired	Commitment Amount ($)	Unrealized Appreciation (Depreciation)($)
Fidelity Small Cap Growth K6 Fund	Oruka Therapeutics, Inc.	1,354,823	946,702

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	Amount ($)	% of Net Assets
Fidelity Small Cap Growth K6 Fund	3,904,330.13

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Consolidated Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Consolidated Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Consolidated Statement of Assets and Liabilities, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Small Cap Growth K6 Fund	2,320,433,462	1,850,809,009

Unaffiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Consolidated Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Small Cap Growth K6 Fund	2,235,792	34,928,214

Prior Year Unaffiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Consolidated Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Small Cap Growth K6 Fund	9,092,844	120,866,697
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .60% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Consolidated Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Small Cap Growth K6 Fund	45,987

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
Fidelity Small Cap Growth K6 Fund	Borrower	8,086,000	5.57%	2,502

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss)($)
Fidelity Small Cap Growth K6 Fund	107,857,174	115,949,869	8,830,170

Sub-Advisory Arrangements. Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Consolidated Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Consolidated Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Consolidated Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Small Cap Growth K6 Fund	90,760	12,954	275,110
8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $2,681.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Securities Fund and Shareholders of Fidelity Small Cap Growth K6 Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Fidelity Small Cap Growth K6 Fund and its subsidiary (one of the funds constituting Fidelity Securities Fund, referred to hereafter as the "Fund") as of July 31, 2024, the related consolidated statement of operations for the year ended July 31, 2024, the consolidated statement of changes in net assets for each of the two years in the period ended July 31, 2024, including the related notes, and the consolidated financial highlights for each of the five years in the period ended July 31, 2024 (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2024 and the financial highlights for each of the five years in the period ended July 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of July 31, 2024 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
September 17, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31,2024, $21,367,800, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
A special meeting of shareholders was held on July 16, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Bettina Doulton
Affirmative	88,756,759,992.17	95.11
Withheld	4,564,750,651.52	4.89
TOTAL	93,321,510,643.68	100.00
Robert A. Lawrence
Affirmative	88,523,438,331.98	94.86
Withheld	4,798,072,311.70	5.14
TOTAL	93,321,510,643.68	100.00
Vijay C. Advani
Affirmative	88,484,371,668.51	94.82
Withheld	4,837,138,975.17	5.18
TOTAL	93,321,510,643.68	100.00
Thomas P. Bostick
Affirmative	88,618,596,648.21	94.96
Withheld	4,702,913,995.47	5.04
TOTAL	93,321,510,643.68	100.00
Donald F. Donahue
Affirmative	88,542,403,002.79	94.88
Withheld	4,779,107,640.89	5.12
TOTAL	93,321,510,643.68	100.00
Vicki L. Fuller
Affirmative	88,788,711,037.44	95.14
Withheld	4,532,799,606.24	4.86
TOTAL	93,321,510,643.68	100.00
Patricia L. Kampling
Affirmative	88,819,315,996.59	95.18
Withheld	4,502,194,647.10	4.82
TOTAL	93,321,510,643.68	100.00
Thomas A. Kennedy
Affirmative	88,667,457,817.34	95.01
Withheld	4,654,052,826.34	4.99
TOTAL	93,321,510,643.68	100.00
Oscar Munoz
Affirmative	88,183,976,568.30	94.49
Withheld	5,137,534,075.39	5.51
TOTAL	93,321,510,643.68	100.00
Karen B. Peetz
Affirmative	88,720,160,318.58	95.07
Withheld	4,601,350,325.11	4.93
TOTAL	93,321,510,643.68	100.00
David M. Thomas
Affirmative	88,471,490,747.86	94.80
Withheld	4,850,019,895.82	5.20
TOTAL	93,321,510,643.68	100.00
Susan Tomasky
Affirmative	88,536,869,646.78	94.87
Withheld	4,784,640,996.90	5.13
TOTAL	93,321,510,643.68	100.00
Michael E. Wiley
Affirmative	88,526,906,267.86	94.86
Withheld	4,794,604,375.83	5.14
TOTAL	93,321,510,643.68	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
Note: This information is disclosed as part of the consolidated financial statements for each Fund as part of Item 7: Consolidated Financial Statements and Consolidated Financial Highlights for Open-End Management Investment companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Small Cap Growth K6 Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2024 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and total expense ratio, the Board considered the fund's unitary fee rate as well as other fund expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Morningstar) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2023 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2023. Further, the information provided to the Board indicated that the total expense ratio of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2023 and below the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2023.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.  Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow or rise as assets decrease. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) the variable management fee implemented for certain funds effective March 1, 2024; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2025.

1.9884011.107
SCPK6-ANN-0924
Fidelity® Series Blue Chip Growth Fund

Annual Report
July 31, 2024
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Consolidated Financial Statements and Consolidated Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Series Blue Chip Growth Fund
Consolidated Schedule of Investments July 31, 2024
Showing Percentage of Net Assets
Common Stocks - 94.8%
	Shares	Value ($)
COMMUNICATION SERVICES - 15.0%
Diversified Telecommunication Services - 0.1%
Indus Towers Ltd. (a)	1,429,900	7,397,318
Entertainment - 2.2%
Netflix, Inc. (a)	336,824	211,643,360
Sea Ltd. ADR Class A (a)	184,675	12,133,148
Sphere Entertainment Co. (a)(b)	15,700	698,336
Spotify Technology SA (a)	22,100	7,601,074
Take-Two Interactive Software, Inc. (a)	23,100	3,477,243
TKO Group Holdings, Inc.	48,200	5,270,670
		240,823,831
Interactive Media & Services - 12.5%
Alphabet, Inc. Class A	4,006,260	687,233,840
Epic Games, Inc. (a)(c)(d)	1,076	645,600
Meta Platforms, Inc. Class A	1,033,010	490,504,138
Pinterest, Inc. Class A (a)	147,800	4,722,210
Reddit, Inc. Class B	134,285	8,171,242
Snap, Inc. Class A (a)	14,724,100	196,125,012
Webtoon Entertainment, Inc.	51,300	1,095,255
		1,388,497,297
Media - 0.0%
The Trade Desk, Inc. Class A (a)	41,700	3,747,996
Wireless Telecommunication Services - 0.2%
T-Mobile U.S., Inc.	38,300	6,981,324
Vodafone Idea Ltd. (a)	70,627,924	13,724,430
		20,705,754
TOTAL COMMUNICATION SERVICES		1,661,172,196
CONSUMER DISCRETIONARY - 18.4%
Automobiles - 1.1%
General Motors Co.	112,900	5,003,728
Mahindra & Mahindra Ltd.	70,600	2,451,882
Neutron Holdings, Inc. (a)(c)(d)	691,699	21,304
Rad Power Bikes, Inc. (a)(c)(d)	110,210	27,553
Rad Power Bikes, Inc. warrants 10/6/33 (a)(c)(d)	74,246	115,081
Rivian Automotive, Inc. (a)(b)	1,464,695	24,035,645
Tesla, Inc. (a)	377,905	87,700,413
		119,355,606
Broadline Retail - 8.5%
Amazon.com, Inc. (a)	4,752,300	888,585,054
Dollarama, Inc.	34,100	3,196,728
JD.com, Inc. sponsored ADR	67,000	1,768,130
Lenskart Solutions Pvt Ltd. (a)(c)(d)	1,852,090	5,087,685
Ollie's Bargain Outlet Holdings, Inc. (a)	102,000	9,959,280
PDD Holdings, Inc. ADR (a)	229,700	29,606,033
		938,202,910
Diversified Consumer Services - 0.0%
Duolingo, Inc. (a)	21,400	3,679,516
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	10,876	683,230
		4,362,746
Hotels, Restaurants & Leisure - 2.2%
Airbnb, Inc. Class A (a)	354,600	49,487,976
Caesars Entertainment, Inc. (a)	171,147	6,837,323
Carnival Corp. (a)	184,200	3,068,772
Cava Group, Inc. (a)	31,000	2,610,820
Chipotle Mexican Grill, Inc. (a)	844,700	45,884,104
Draftkings Holdings, Inc. (a)	422,800	15,622,460
Flutter Entertainment PLC (a)	14,600	2,882,040
Flutter Entertainment PLC (a)	38,900	7,688,714
Hilton Worldwide Holdings, Inc.	5,200	1,116,284
MakeMyTrip Ltd. (a)	23,100	2,161,929
Marriott International, Inc. Class A	36,500	8,296,450
McDonald's Corp.	45,300	12,022,620
Penn Entertainment, Inc. (a)	459,843	9,183,065
Restaurant Brands International, Inc.	85,700	6,000,521
Royal Caribbean Cruises Ltd.	20,300	3,181,416
Starbucks Corp.	436,400	34,017,380
Sweetgreen, Inc. Class A (a)	684,981	18,823,278
Viking Holdings Ltd. (b)	111,600	3,984,120
Wingstop, Inc.	5,600	2,093,728
Zomato Ltd. (a)	1,684,900	4,617,347
		239,580,347
Household Durables - 0.3%
D.R. Horton, Inc.	48,700	8,762,591
Garmin Ltd.	25,300	4,332,625
PulteGroup, Inc.	44,900	5,926,800
SharkNinja, Inc.	132,600	10,190,310
TopBuild Corp. (a)	15,300	7,321,662
		36,533,988
Specialty Retail - 3.8%
Abercrombie & Fitch Co. Class A (a)	287,625	42,418,935
American Eagle Outfitters, Inc.	1,379,086	30,408,846
Aritzia, Inc. (a)	349,900	11,485,509
Carvana Co. Class A (a)(b)	342,300	45,604,629
Dick's Sporting Goods, Inc.	128,700	27,844,245
Fanatics, Inc. Class A (a)(c)(d)	159,285	10,474,582
Five Below, Inc. (a)	90,384	6,574,532
Floor & Decor Holdings, Inc. Class A (a)	16,400	1,607,200
Foot Locker, Inc.	109,800	3,190,788
Gap, Inc. (b)	274,800	6,452,304
Lowe's Companies, Inc.	382,506	93,909,048
RH (a)(b)	178,004	51,635,400
The Home Depot, Inc.	15,500	5,706,480
TJX Companies, Inc.	467,200	52,802,944
Warby Parker, Inc. (a)	637,879	10,505,867
Wayfair LLC Class A (a)	280,720	15,279,590
Williams-Sonoma, Inc.	36,200	5,599,416
		421,500,315
Textiles, Apparel & Luxury Goods - 2.5%
adidas AG	33,000	8,260,706
Amer Sports, Inc. (b)	479,400	5,565,834
Birkenstock Holding PLC	19,600	1,158,556
Compagnie Financiere Richemont SA Series A	39,340	6,000,584
Crocs, Inc. (a)	180,584	24,265,072
Deckers Outdoor Corp. (a)	90,616	83,605,040
Hermes International SCA	3,101	6,789,304
lululemon athletica, Inc. (a)	222,474	57,545,125
LVMH Moet Hennessy Louis Vuitton SE	21,061	14,855,638
NIKE, Inc. Class B	452,113	33,845,179
On Holding AG (a)	288,600	11,953,812
Prada SpA	382,600	2,761,942
PVH Corp.	140,000	14,278,600
Ralph Lauren Corp. Class A	14,200	2,493,378
Tapestry, Inc.	82,900	3,323,461
Tory Burch LLC (a)(c)(d)(e)	106,817	3,751,413
		280,453,644
TOTAL CONSUMER DISCRETIONARY		2,039,989,556
CONSUMER STAPLES - 1.1%
Beverages - 0.1%
Celsius Holdings, Inc. (a)	130,345	6,104,056
Consumer Staples Distribution & Retail - 0.5%
Costco Wholesale Corp.	6,100	5,014,200
Maplebear, Inc. (NASDAQ)	36,065	1,243,882
Target Corp.	70,300	10,573,823
Walmart, Inc.	497,500	34,148,400
		50,980,305
Food Products - 0.1%
Patanjali Foods Ltd.	266,300	5,470,855
The Hershey Co.	19,900	3,929,852
The Real Good Food Co., Inc. Class A (a)(b)	49,300	25,143
		9,425,850
Household Products - 0.2%
Procter & Gamble Co.	170,500	27,409,580
Personal Care Products - 0.1%
elf Beauty, Inc. (a)	22,100	3,814,018
Estee Lauder Companies, Inc. Class A	52,000	5,179,720
Kenvue, Inc.	297,000	5,491,530
Oddity Tech Ltd.	61,224	2,476,205
		16,961,473
Tobacco - 0.1%
JUUL Labs, Inc. Class B (a)(c)(d)	2,450	2,622
Philip Morris International, Inc.	88,700	10,214,692
		10,217,314
TOTAL CONSUMER STAPLES		121,098,578
ENERGY - 1.2%
Energy Equipment & Services - 0.0%
Secure Energy Services, Inc.	319,400	2,820,038
Oil, Gas & Consumable Fuels - 1.2%
Cameco Corp.	202,200	9,203,091
Cheniere Energy, Inc.	21,700	3,963,288
Diamondback Energy, Inc.	151,700	30,690,427
EOG Resources, Inc.	185,400	23,508,720
Exxon Mobil Corp.	156,100	18,511,899
Occidental Petroleum Corp.	280,200	17,041,764
Reliance Industries Ltd.	518,049	18,629,032
Reliance Industries Ltd. GDR (f)	24,800	1,788,080
Shell PLC ADR	47,400	3,470,628
		126,806,929
TOTAL ENERGY		129,626,967
FINANCIALS - 3.4%
Banks - 0.2%
Citigroup, Inc.	265,200	17,206,176
KeyCorp	205,000	3,306,650
U.S. Bancorp	62,600	2,809,488
		23,322,314
Capital Markets - 1.1%
3i Group PLC	142,590	5,736,500
Blue Owl Capital, Inc. Class A	589,800	11,247,486
Coinbase Global, Inc. (a)	168,900	37,894,404
CVC Capital Partners PLC (f)	159,700	2,999,557
Goldman Sachs Group, Inc.	47,600	24,229,828
Interactive Brokers Group, Inc.	9,100	1,085,357
Jefferies Financial Group, Inc.	74,200	4,338,474
KKR & Co., Inc.	82,800	10,221,660
Moody's Corp.	19,200	8,764,416
Morgan Stanley	113,800	11,745,298
Northern Trust Corp.	16,900	1,498,185
Robinhood Markets, Inc. (a)	60,100	1,236,257
		120,997,422
Consumer Finance - 0.3%
American Express Co.	143,300	36,260,632
Kaspi.KZ JSC ADR	9,500	1,236,235
		37,496,867
Financial Services - 1.6%
Ant International Co. Ltd. Class C (a)(c)(d)	784,278	1,333,273
Apollo Global Management, Inc.	74,100	9,285,471
Berkshire Hathaway, Inc. Class B (a)	7,300	3,201,050
Block, Inc. Class A (a)	401,100	24,820,068
Jio Financial Services Ltd.	726,649	2,850,955
MasterCard, Inc. Class A	216,900	100,578,699
Rocket Companies, Inc. (a)	25,000	404,750
Toast, Inc. (a)	220,800	5,776,128
Visa, Inc. Class A	83,800	22,263,146
		170,513,540
Insurance - 0.2%
Progressive Corp.	89,100	19,078,092
TOTAL FINANCIALS		371,408,235
HEALTH CARE - 7.6%
Biotechnology - 1.2%
Alnylam Pharmaceuticals, Inc. (a)	30,481	7,238,018
Apogee Therapeutics, Inc.	51,300	2,498,310
Arcellx, Inc. (a)	15,400	951,874
Ascendis Pharma A/S sponsored ADR (a)	129,996	17,354,466
Avidity Biosciences, Inc. (a)	37,900	1,727,482
Cibus, Inc. (a)	32,171	318,171
Janux Therapeutics, Inc. (a)	21,800	885,080
Legend Biotech Corp. ADR (a)	81,700	4,607,063
Moderna, Inc. (a)	57,100	6,807,462
Moonlake Immunotherapeutics Class A (a)	81,300	3,386,145
Natera, Inc. (a)(b)	24,100	2,467,599
Regeneron Pharmaceuticals, Inc. (a)	77,900	84,068,901
Viking Therapeutics, Inc. (a)	124,500	7,096,500
		139,407,071
Health Care Equipment & Supplies - 1.2%
Blink Health LLC Series A1 (a)(c)(d)	8,180	343,560
Boston Scientific Corp. (a)	930,400	68,737,952
Glaukos Corp. (a)	33,700	3,948,629
Intuitive Surgical, Inc. (a)	78,600	34,946,346
Masimo Corp. (a)	22,300	2,385,654
Stryker Corp.	52,300	17,125,635
TransMedics Group, Inc. (a)	18,800	2,674,488
		130,162,264
Health Care Providers & Services - 1.2%
Hims & Hers Health, Inc. (a)	90,000	1,911,600
McKesson Corp.	3,800	2,344,676
Tenet Healthcare Corp. (a)	82,800	12,395,160
UnitedHealth Group, Inc.	202,200	116,499,552
		133,150,988
Health Care Technology - 0.0%
MultiPlan Corp. warrants (a)(c)	24,206	0
Life Sciences Tools & Services - 0.3%
Danaher Corp.	103,800	28,760,904
Revvity, Inc.	4,100	515,001
Thermo Fisher Scientific, Inc.	9,200	5,642,728
		34,918,633
Pharmaceuticals - 3.7%
Eli Lilly & Co.	342,579	275,526,012
Galderma Group AG	34,400	2,707,714
Merck & Co., Inc.	173,200	19,594,116
Novo Nordisk A/S:
Series B	57,400	7,605,092
Series B sponsored ADR	329,300	43,675,059
Structure Therapeutics, Inc. ADR (a)	18,800	702,932
Teva Pharmaceutical Industries Ltd. sponsored ADR (a)	536,600	9,352,938
UCB SA	32,300	5,406,050
Zoetis, Inc. Class A	236,679	42,611,687
		407,181,600
TOTAL HEALTH CARE		844,820,556
INDUSTRIALS - 3.7%
Aerospace & Defense - 1.2%
General Electric Co.	129,200	21,989,840
Howmet Aerospace, Inc.	175,300	16,776,210
Loar Holdings, Inc. (b)	10,100	631,250
Space Exploration Technologies Corp. (a)(c)(d)	227,030	25,427,360
Space Exploration Technologies Corp. Class C (a)(c)(d)	6,860	768,320
Spirit AeroSystems Holdings, Inc. Class A (a)	150,600	5,459,250
The Boeing Co. (a)	268,300	51,137,980
TransDigm Group, Inc.	5,400	6,988,788
		129,178,998
Air Freight & Logistics - 0.1%
C.H. Robinson Worldwide, Inc.	55,500	4,942,275
FedEx Corp.	31,600	9,551,100
		14,493,375
Building Products - 0.1%
Builders FirstSource, Inc. (a)	30,100	5,037,837
Fortune Brands Innovations, Inc.	7,000	565,670
Lennox International, Inc.	2,600	1,517,100
The AZEK Co., Inc. Class A, (a)	67,700	3,039,053
Trane Technologies PLC	9,400	3,142,232
		13,301,892
Commercial Services & Supplies - 0.1%
ACV Auctions, Inc. Class A (a)	318,200	5,434,856
Construction & Engineering - 0.1%
EMCOR Group, Inc.	11,900	4,467,736
Fluor Corp. (a)	64,700	3,112,070
Larsen & Toubro Ltd.	82,900	3,777,282
		11,357,088
Electrical Equipment - 0.2%
Acuity Brands, Inc.	17,400	4,373,490
Eaton Corp. PLC	29,300	8,930,347
GE Vernova LLC	48,700	8,680,288
		21,984,125
Ground Transportation - 1.5%
Bird Global, Inc.:
Stage 1 rights (a)(d)	549	0
Stage 2 rights (a)(d)	549	0
Stage 3 rights (a)(d)	549	0
Lyft, Inc. (a)	4,066,489	49,001,192
Uber Technologies, Inc. (a)	1,769,475	114,078,053
		163,079,245
Machinery - 0.0%
Mitsubishi Heavy Industries Ltd.	113,300	1,358,023
Professional Services - 0.0%
Timee, Inc.	124,900	1,208,938
Trading Companies & Distributors - 0.4%
Ferguson PLC	34,800	7,748,220
FTAI Aviation Ltd.	291,200	32,454,240
United Rentals, Inc.	1,400	1,059,940
Watsco, Inc.	6,200	3,034,838
		44,297,238
Transportation Infrastructure - 0.0%
JSW Infrastructure Ltd.	320,400	1,297,055
TOTAL INDUSTRIALS		406,990,833
INFORMATION TECHNOLOGY - 43.4%
Communications Equipment - 0.1%
Arista Networks, Inc. (a)	28,200	9,772,710
Ciena Corp. (a)	129,200	6,814,008
		16,586,718
Electronic Equipment, Instruments & Components - 0.1%
Celestica, Inc. (a)	38,800	2,034,672
Coherent Corp. (a)	28,300	1,971,944
Corning, Inc.	288,600	11,546,886
		15,553,502
IT Services - 0.6%
MongoDB, Inc. Class A (a)	34,580	8,726,609
Okta, Inc. (a)	403,700	37,923,578
Shopify, Inc. Class A (a)	184,300	11,287,733
Snowflake, Inc. (a)	89,200	11,629,896
		69,567,816
Semiconductors & Semiconductor Equipment - 21.7%
Advanced Micro Devices, Inc. (a)	239,419	34,591,257
Allegro MicroSystems LLC (a)	160,200	3,851,208
Applied Materials, Inc.	27,100	5,750,620
ASML Holding NV (depository receipt)	25,000	23,417,500
Astera Labs, Inc.	78,400	3,437,056
Broadcom, Inc.	379,700	61,010,196
Enphase Energy, Inc. (a)	40,800	4,696,488
First Solar, Inc. (a)	22,900	4,946,171
GlobalFoundries, Inc. (a)	919,660	46,911,857
Impinj, Inc. (a)	49,400	7,868,926
Lam Research Corp.	10,900	10,041,516
Marvell Technology, Inc.	5,221,395	349,729,037
Micron Technology, Inc.	261,800	28,750,876
Monolithic Power Systems, Inc.	50,300	43,413,427
NVIDIA Corp.	11,977,660	1,401,625,776
NXP Semiconductors NV	683,235	179,800,123
ON Semiconductor Corp. (a)	779,413	60,989,067
Qorvo, Inc. (a)	46,200	5,534,760
Qualcomm, Inc.	109,000	19,723,550
Synaptics, Inc. (a)	13,600	1,187,552
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	444,500	73,698,100
Teradyne, Inc.	212,200	27,832,152
Xsight Labs Ltd. warrants 1/11/34 (a)(c)(d)	15,421	32,538
		2,398,839,753
Software - 9.6%
Adobe, Inc. (a)	17,200	9,488,380
Applied Intuition, Inc. Class A (c)(d)	5,601	334,324
AppLovin Corp. Class A, (a)	71,300	5,497,230
Atom Tickets LLC (a)(c)(d)(e)	344,068	3
CoreWeave, Inc. Class A (d)	26,920	20,944,298
Datadog, Inc. Class A (a)	93,900	10,933,716
Figma, Inc. (c)(d)	43,744	1,014,423
HubSpot, Inc. (a)	47,992	23,853,464
Intuit, Inc.	41,800	27,059,230
Life360, Inc.	70,700	2,371,985
Microsoft Corp.	2,110,500	882,927,675
Onestream, Inc.	13,700	381,545
Oracle Corp.	114,000	15,897,300
Palantir Technologies, Inc. Class A (a)	137,600	3,700,064
SAP SE sponsored ADR	24,700	5,226,520
ServiceNow, Inc. (a)	38,223	31,128,429
Stripe, Inc. Class B (a)(c)(d)	19,900	547,449
Synopsys, Inc. (a)	12,300	6,867,336
Tanium, Inc. Class B (a)(c)(d)	151,000	1,312,190
Zoom Video Communications, Inc. Class A (a)	160,900	9,718,360
		1,059,203,921
Technology Hardware, Storage & Peripherals - 11.3%
Apple, Inc.	5,439,536	1,208,012,155
Dell Technologies, Inc.	171,500	19,496,120
Western Digital Corp. (a)	278,400	18,666,720
		1,246,174,995
TOTAL INFORMATION TECHNOLOGY		4,805,926,705
MATERIALS - 0.7%
Chemicals - 0.1%
Linde PLC	12,900	5,850,150
Sherwin-Williams Co.	13,900	4,876,120
Westlake Corp.	11,300	1,670,818
		12,397,088
Construction Materials - 0.2%
CRH PLC	44,300	3,796,510
Eagle Materials, Inc.	19,300	5,255,390
Grasim Industries Ltd.	100,100	3,319,718
Martin Marietta Materials, Inc.	8,300	4,924,805
Vulcan Materials Co.	18,300	5,023,533
		22,319,956
Containers & Packaging - 0.1%
Aptargroup, Inc.	8,900	1,308,122
Crown Holdings, Inc.	15,700	1,392,590
International Paper Co.	45,700	2,124,136
Smurfit Westrock PLC	22,700	1,017,868
		5,842,716
Metals & Mining - 0.3%
ATI, Inc. (a)	127,200	8,612,712
Carpenter Technology Corp.	98,000	14,295,260
Freeport-McMoRan, Inc.	101,100	4,590,951
Hindalco Industries Ltd.	136,700	1,093,237
Welspun Gujarat Stahl Rohren Ltd.	476,500	3,646,263
		32,238,423
TOTAL MATERIALS		72,798,183
REAL ESTATE - 0.3%
Equity Real Estate Investment Trusts (REITs) - 0.2%
Welltower, Inc.	188,700	20,992,875
Real Estate Management & Development - 0.1%
Zillow Group, Inc. Class C (a)	149,600	7,285,520
TOTAL REAL ESTATE		28,278,395
TOTAL COMMON STOCKS (Cost $4,647,433,124)		10,482,110,204

Preferred Stocks - 1.2%
	Shares	Value ($)
Convertible Preferred Stocks - 1.2%
COMMUNICATION SERVICES - 0.1%
Interactive Media & Services - 0.1%
ByteDance Ltd. Series E1 (a)(c)(d)	37,119	8,530,689

CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.0%
Neutron Holdings, Inc. Series 1C (a)(c)(d)	12,405,800	382,099
Rad Power Bikes, Inc.:
Series A(a)(c)(d)	14,368	3,592
Series C(a)(c)(d)	56,537	27,138
Waymo LLC Series A2 (a)(c)(d)	15,200	942,248
		1,355,077
Broadline Retail - 0.1%
Meesho:
Series D2(c)(d)	32,839	1,831,431
Series E(c)(d)	5,470	305,062
Series F(a)(c)(d)	5,077	288,069
		2,424,562
Hotels, Restaurants & Leisure - 0.0%
MOD Super Fast Pizza Holdings LLC:
Series 3(a)(c)(d)(e)	22,518	0
Series 4(a)(c)(d)(e)	2,055	0
Series 5(a)(c)(d)(e)	8,253	0
		0
TOTAL CONSUMER DISCRETIONARY		3,779,639

CONSUMER STAPLES - 0.0%
Consumer Staples Distribution & Retail - 0.0%
GoBrands, Inc. Series G (a)(c)(d)	19,600	485,296

Food Products - 0.0%
AgBiome LLC Series C (a)(c)(d)	266,499	3

Tobacco - 0.0%
JUUL Labs, Inc.:
Series C(a)(c)(d)	660,029	706,231
Series D(a)(c)(d)	5,110	5,468
		711,699
TOTAL CONSUMER STAPLES		1,196,998

FINANCIALS - 0.0%
Financial Services - 0.0%
Akeana Series C (c)(d)	65,000	856,050
Tenstorrent Holdings, Inc. Series D1 (c)(d)	16,400	1,292,812
		2,148,862
HEALTH CARE - 0.0%
Biotechnology - 0.0%
Castle Creek Biosciences, Inc.:
Series B(a)(c)(d)	1,069	231,642
Series D2(a)(c)(d)	642	130,724
		362,366
Health Care Equipment & Supplies - 0.0%
Blink Health LLC:
Series C(a)(c)(d)	27,197	1,142,274
Series D(c)(d)	5,797	243,474
		1,385,748
TOTAL HEALTH CARE		1,748,114

INDUSTRIALS - 0.7%
Aerospace & Defense - 0.7%
Space Exploration Technologies Corp.:
Series G(a)(c)(d)	43,447	48,660,640
Series H(a)(c)(d)	6,348	7,109,760
Series J(c)(d)	5,376	6,021,120
Series N(a)(c)(d)	12,799	14,334,880
		76,126,400
Air Freight & Logistics - 0.0%
Zipline International, Inc. Series G (c)(d)	46,703	1,959,191

Construction & Engineering - 0.0%
Beta Technologies, Inc. Series A (a)(c)(d)	12,033	1,326,157

TOTAL INDUSTRIALS		79,411,748

INFORMATION TECHNOLOGY - 0.3%
Electronic Equipment, Instruments & Components - 0.0%
Enevate Corp. Series E (a)(c)(d)	1,441,706	1,009,194
Frore Systems, Inc. Series C (c)(d)	63,198	1,020,016
		2,029,210
Semiconductors & Semiconductor Equipment - 0.1%
Retym, Inc. Series C (a)(c)(d)	168,905	1,455,961
Xsight Labs Ltd.:
Series D(a)(c)(d)	140,500	781,180
Series D1(c)(d)	51,402	407,104
		2,644,245
Software - 0.2%
Anthropic PBC Series D (c)(d)	67,650	2,029,500
Applied Intuition, Inc.:
Series A2(c)(d)	7,292	435,259
Series B2(c)(d)	3,516	209,870
Bolt Technology OU Series E (a)(c)(d)	18,160	2,446,684
CoreWeave, Inc. Series C (c)(d)	1,727	1,388,111
Databricks, Inc.:
Series G(a)(c)(d)	51,900	4,013,946
Series I(c)(d)	1,191	92,112
Dataminr, Inc. Series D (a)(c)(d)	115,901	1,471,943
Moloco, Inc. Series A (a)(c)(d)	19,537	1,065,353
Stripe, Inc.:
Series H(a)(c)(d)	8,700	239,337
Series I(a)(c)(d)	135,124	3,717,261
xAI Corp. Series B (c)(d)	635,731	7,609,700
		24,719,076
Technology Hardware, Storage & Peripherals - 0.0%
Lightmatter, Inc.:
Series C(a)(c)(d)	77,697	1,699,233
Series C2(c)(d)	12,204	318,646
		2,017,879
TOTAL INFORMATION TECHNOLOGY		31,410,410

MATERIALS - 0.0%
Metals & Mining - 0.0%
Diamond Foundry, Inc. Series C (a)(c)(d)	125,000	3,442,500

TOTAL CONVERTIBLE PREFERRED STOCKS		131,668,960
Nonconvertible Preferred Stocks - 0.0%
HEALTH CARE - 0.0%
Biotechnology - 0.0%
Castle Creek Biosciences, Inc. Series A4 (a)(c)(d)	9,636	2,172,822

TOTAL PREFERRED STOCKS (Cost $79,643,258)		133,841,782

Convertible Bonds - 0.0%
	Principal Amount (g)	Value ($)
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Neutron Holdings, Inc.:
4% 5/22/27 (c)(d)	433,800	553,008
4% 6/12/27 (c)(d)	115,200	146,857
(Cost $549,000)		699,865

Preferred Securities - 0.0%
	Principal Amount (g)	Value ($)
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Rad Power Bikes, Inc. 8% 12/31/25 (c)(d)	74,246	108,091
INFORMATION TECHNOLOGY - 0.0%
Electronic Equipment, Instruments & Components - 0.0%
Enevate Corp. 6% (c)(d)(h)	74,970	85,119
TOTAL PREFERRED SECURITIES (Cost $149,216)		193,210

Money Market Funds - 0.6%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (i)	44,523,722	44,532,626
Fidelity Securities Lending Cash Central Fund 5.39% (i)(j)	21,445,359	21,447,503
TOTAL MONEY MARKET FUNDS (Cost $65,980,129)		65,980,129

TOTAL INVESTMENT IN SECURITIES - 96.6% (Cost $4,793,754,727)	10,682,825,190
NET OTHER ASSETS (LIABILITIES) - 3.4%	378,400,128
NET ASSETS - 100.0%	11,061,225,318

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $185,974,137 or 1.7% of net assets.

(d)	Level 3 security
(e)	Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.
(f)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,787,637 or 0.0% of net assets.

(g)	Amount is stated in United States dollars unless otherwise noted.
(h)	Security is perpetual in nature with no stated maturity date.
(i)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(j)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
AgBiome LLC Series C	6/29/18	1,687,925

Akeana Series C	1/23/24	829,452

Ant International Co. Ltd. Class C	5/16/18	2,989,179

Anthropic PBC Series D	5/31/24	2,029,804

Applied Intuition, Inc. Class A	7/02/24	334,351

Applied Intuition, Inc. Series A2	7/02/24	435,295

Applied Intuition, Inc. Series B2	7/02/24	209,887

Atom Tickets LLC	8/15/17	1,999,998

Beta Technologies, Inc. Series A	4/09/21	881,658

Blink Health LLC Series A1	12/30/20 - 6/17/24	233,945

Blink Health LLC Series C	11/07/19 - 1/21/21	1,038,273

Blink Health LLC Series D	6/17/24 - 6/25/24	243,474

Bolt Technology OU Series E	1/03/22	4,717,904

ByteDance Ltd. Series E1	11/18/20	4,067,284

Castle Creek Biosciences, Inc. Series A4	9/29/16	3,185,523

Castle Creek Biosciences, Inc. Series B	10/09/18	440,268

Castle Creek Biosciences, Inc. Series D2	6/28/21	110,200

CoreWeave, Inc. Series C	5/17/24	1,345,419

Databricks, Inc. Series G	2/01/21	3,068,465

Databricks, Inc. Series I	9/14/23	87,539

Dataminr, Inc. Series D	3/06/15	1,477,738

Diamond Foundry, Inc. Series C	3/15/21	3,000,000

Enevate Corp. Series E	1/29/21	1,598,398

Enevate Corp. 6%	11/02/23	74,970

Epic Games, Inc.	7/30/20	618,700

Fanatics, Inc. Class A	8/13/20	2,754,038

Figma, Inc.	5/15/24	1,014,555

Frore Systems, Inc. Series C	5/10/24	1,015,617

GoBrands, Inc. Series G	3/02/21	4,894,459

JUUL Labs, Inc. Class B	11/21/17	0

JUUL Labs, Inc. Series C	5/22/15 - 7/06/18	0

JUUL Labs, Inc. Series D	6/25/18 - 7/06/18	0

Lenskart Solutions Pvt Ltd.	4/30/24	5,104,010

Lightmatter, Inc. Series C	5/19/23	1,278,644

Lightmatter, Inc. Series C2	12/18/23	317,326

Meesho Series D2	7/15/24	1,838,984

Meesho Series E	7/15/24	306,320

Meesho Series F	7/15/24	284,312

MOD Super Fast Pizza Holdings LLC Series 3	11/03/16	3,084,966

MOD Super Fast Pizza Holdings LLC Series 4	12/14/17	287,556

MOD Super Fast Pizza Holdings LLC Series 5	5/15/19	1,176,218

Moloco, Inc. Series A	6/26/23	1,172,220

MultiPlan Corp. warrants	10/08/20	0

Neutron Holdings, Inc.	2/04/21	6,918

Neutron Holdings, Inc. Series 1C	7/03/18	2,268,276

Neutron Holdings, Inc. 4% 5/22/27	6/04/20	433,800

Neutron Holdings, Inc. 4% 6/12/27	6/12/20	115,200

Rad Power Bikes, Inc.	1/21/21	531,635

Rad Power Bikes, Inc. warrants 10/6/33	10/06/23	0

Rad Power Bikes, Inc. Series A	1/21/21	69,309

Rad Power Bikes, Inc. Series C	1/21/21	272,725

Rad Power Bikes, Inc. 8% 12/31/25	10/06/23	74,246

Retym, Inc. Series C	5/17/23 - 6/20/23	1,314,384

Space Exploration Technologies Corp.	4/06/17 - 9/11/17	2,534,625

Space Exploration Technologies Corp. Class C	9/11/17	92,610

Space Exploration Technologies Corp. Series G	1/20/15 - 9/07/23	3,949,239

Space Exploration Technologies Corp. Series H	8/04/17	856,980

Space Exploration Technologies Corp. Series J	9/07/23	4,354,560

Space Exploration Technologies Corp. Series N	8/04/20	3,455,730

Stripe, Inc. Class B	5/18/21	798,555

Stripe, Inc. Series H	3/15/21	349,088

Stripe, Inc. Series I	3/20/23 - 5/12/23	2,720,605

Tanium, Inc. Class B	4/21/17	749,609

Tenstorrent Holdings, Inc. Series D1	7/16/24	1,292,754

Tory Burch LLC	5/14/15	7,600,030

Waymo LLC Series A2	5/08/20	1,305,181

xAI Corp. Series B	5/13/24	7,609,700

Xsight Labs Ltd. warrants 1/11/34	1/11/24	0

Xsight Labs Ltd. Series D	2/16/21	1,123,438

Xsight Labs Ltd. Series D1	1/11/24	411,010

Zipline International, Inc. Series G	6/07/24	1,959,018

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	5,676,177	908,722,301	869,866,213	1,513,041	361	-	44,532,626	0.1%
Fidelity Securities Lending Cash Central Fund 5.39%	97,203,814	807,079,169	882,835,480	182,651	-	-	21,447,503	0.1%
Total	102,879,991	1,715,801,470	1,752,701,693	1,695,692	361	-	65,980,129

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Consolidated Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of July 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Consolidated Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	1,669,702,885	1,660,526,596	-	9,176,289
Consumer Discretionary	2,043,769,195	1,999,655,716	20,856,222	23,257,257
Consumer Staples	122,295,576	121,095,956	-	1,199,620
Energy	129,626,967	129,626,967	-	-
Financials	373,557,097	364,338,462	5,736,500	3,482,135
Health Care	848,741,492	836,871,904	7,605,092	4,264,496
Industrials	486,402,581	379,437,130	1,358,023	105,607,428
Information Technology	4,837,337,115	4,781,741,480	-	55,595,635
Materials	76,240,683	72,798,183	-	3,442,500
Real Estate	28,278,395	28,278,395	-	-

Corporate Bonds	699,865	-	-	699,865

Preferred Securities	193,210	-	-	193,210

Money Market Funds	65,980,129	65,980,129	-	-
Total Investments in Securities:	10,682,825,190	10,440,350,918	35,555,837	206,918,435

Net Unrealized Appreciation on Unfunded Commitments	12,600	-	-	12,600
Total	12,600	-	-	12,600
The following is a reconciliation of consolidated  Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Beginning Balance	$153,420,248
Net Realized Gain (Loss) on Investment Securities	(1,745,977)
Net Unrealized Gain (Loss) on Investment Securities	28,945,474
Cost of Purchases	40,717,098
Proceeds of Sales	(7,341,688)
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	(7,076,720)
Ending Balance	$206,918,435
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2024	$26,191,087

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions, corporate actions or exchanges. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's consolidated Statement of Operations.

Consolidated Financial Statements
Consolidated Statement of Assets and Liabilities
As of July 31, 2024
Assets
Investment in securities, at value (including securities loaned of $21,153,167) - See accompanying schedule:
Unaffiliated issuers (cost $4,727,774,598)	$10,616,845,061
Fidelity Central Funds (cost $65,980,129)	65,980,129

Total Investment in Securities (cost $4,793,754,727)		$10,682,825,190
Restricted cash		487,313
Foreign currency held at value (cost $147,742)		147,464
Receivable for investments sold		12,652,088
Unrealized appreciation on unfunded commitments		12,600
Receivable for fund shares sold		593,143,972
Dividends receivable		1,494,085
Interest receivable		91,291
Distributions receivable from Fidelity Central Funds		92,342
Other receivables		3,923
Total assets		11,290,950,268
Liabilities
Payable for investments purchased	$204,748,725
Payable for fund shares redeemed	3,436
Other payables and accrued expenses	3,536,725
Collateral on securities loaned	21,436,064
Total liabilities		229,724,950
Commitments and contingent liabilities (see Commitments note)
Net Assets		$11,061,225,318
Net Assets consist of:
Paid in capital		$4,293,802,119
Total accumulated earnings (loss)		6,767,423,199
Net Assets		$11,061,225,318
Net Asset Value, offering price and redemption price per share ($11,061,225,318 ÷ 578,052,408 shares)		$19.14
Consolidated Statement of Operations
Year ended July 31, 2024
Investment Income
Dividends		$44,239,341
Interest		57,840
Income from Fidelity Central Funds (including $182,651 from security lending)		1,695,692
Total income		45,992,873
Expenses
Custodian fees and expenses	$170,017
Independent trustees' fees and expenses	45,583
Legal	10,188
Interest	307,526
Total expenses		533,314
Net Investment income (loss)		45,459,559
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $716,104)	1,175,734,249
Fidelity Central Funds	361
Foreign currency transactions	205,463
Total net realized gain (loss)		1,175,940,073
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $1,821,380)	1,461,618,876
Unfunded commitments	12,600
Assets and liabilities in foreign currencies	(40,421)
Total change in net unrealized appreciation (depreciation)		1,461,591,055
Net gain (loss)		2,637,531,128
Net increase (decrease) in net assets resulting from operations		$2,682,990,687
Consolidated Statement of Changes in Net Assets

	Year ended July 31, 2024	Year ended July 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$45,459,559	$50,535,378
Net realized gain (loss)	1,175,940,073	(20,293,200)
Change in net unrealized appreciation (depreciation)	1,461,591,055	2,175,349,626
Net increase (decrease) in net assets resulting from operations	2,682,990,687	2,205,591,804
Distributions to shareholders	(50,271,974)	(244,959,359)

Share transactions
Proceeds from sales of shares	2,049,908,079	2,616,003,821
Reinvestment of distributions	50,271,974	244,959,359
Cost of shares redeemed	(2,532,092,535)	(3,086,112,083)

Net increase (decrease) in net assets resulting from share transactions	(431,912,482)	(225,148,903)
Total increase (decrease) in net assets	2,200,806,231	1,735,483,542

Net Assets
Beginning of period	8,860,419,087	7,124,935,545
End of period	$11,061,225,318	$8,860,419,087

Other Information
Shares
Sold	122,702,414	241,750,189
Issued in reinvestment of distributions	3,456,580	21,469,993
Redeemed	(151,297,981)	(254,587,125)
Net increase (decrease)	(25,138,987)	8,633,057

Consolidated Financial Highlights
Fidelity® Series Blue Chip Growth Fund

Years ended July 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$14.69	$11.98	$19.34	$19.25	$15.57
Income from Investment Operations
Net investment income (loss) A,B	.08	.07	.07	.06	.09
Net realized and unrealized gain (loss)	4.45	3.03	(3.37)	6.76	5.30
Total from investment operations	4.53	3.10	(3.30)	6.82	5.39
Distributions from net investment income	(.08)	(.06)	(.05)	(.10)	(.11)
Distributions from net realized gain	-	(.33)	(4.00)	(6.63)	(1.60)
Total distributions	(.08)	(.39)	(4.06) C	(6.73)	(1.71)
Net asset value, end of period	$19.14	$14.69	$11.98	$19.34	$19.25
Total Return D	31.05%	26.84%	(22.51)%	46.98%	39.00%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.01%	-% G	-% G	-% G	-% G
Expenses net of fee waivers, if any	.01%	-% G	-% G	-% G	-% G
Expenses net of all reductions	.01%	-% G	-% G	-% G	-% G
Net investment income (loss)	.47%	.64%	.45%	.31%	.59%
Supplemental Data
Net assets, end of period (000 omitted)	$11,061,225	$8,860,419	$7,124,936	$6,279,875	$5,789,434
Portfolio turnover rate H	29%	38%	48%	53%	52% I

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Consolidated Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount represents less than .005%.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
IPortfolio turnover rate excludes securities received or delivered in-kind.
Notes to Consolidated Financial Statements

For the period ended July 31, 2024

1. Organization.
Fidelity Series Blue Chip Growth Fund (the Fund) is a non-diversified fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds, Fidelity managed 529 plans, and Fidelity managed collective investment trusts. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Consolidated Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the consolidated financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the consolidated financial statements were issued have been evaluated in the preparation of the consolidated financial statements. The Fund's Consolidated Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds and preferred securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in InputA
Equities	$206,025,360	Recovery value	Recovery value	$0.00	Increase
		Market approach	Transaction price	$1.10 - $215.03 / $110.33	Increase
			Premium rate	10.0%	Increase
		Market comparable	Enterprise value/Revenue multiple (EV/R)	0.8 - 61.0 / 12.0	Increase
			Enterprise value/EBITDA multiple (EV/EBITDA)	6.5 - 21.3 / 20.8	Increase
		Discounted cash flow	Yield	33.0%	Decrease
		Book value	Book value multiple	1.6	Increase
		Black scholes	Discount rate	4.1% - 5.0% / 4.3%	Increase
			Volatility	40.0% - 100.0% / 68.6%	Increase
			Term	0.7 - 4.0 / 3.0	Increase
Corporate Bonds	$699,865	Market comparable	Enterprise value/Revenue multiple (EV/R)	2.0	Increase
Preferred Securities	$193,210	Recovery value	Recovery value	$0.00	Increase
		Market approach	Transaction price	$100.00	Increase
			Discount rate	35.4%	Decrease
			Probability rate	0.0% - 60.0% / 33.3%	Increase
		Market comparable	Enterprise value/Revenue multiple (EV/R)	1.6	Increase
		Black scholes	Discount rate	4.4% - 5.4% / 4.9%	Increase
			Volatility	60.0% - 100.0% / 77.6%	Increase
			Term	0.3 - 2.1 / 1.3	Increase

A Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2024, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Consolidated Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Consolidated Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Consolidated Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Consolidated Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying consolidated financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2024, the Fund did not have any unrecognized tax benefits in the consolidated financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Consolidated Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the consolidated financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$6,020,821,849
Gross unrealized depreciation	(215,987,211)
Net unrealized appreciation (depreciation)	$5,804,834,638
Tax Cost	$4,878,003,152

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$49,942,738
Undistributed long-term capital gain	$916,106,409
Net unrealized appreciation (depreciation) on securities and other investments	$5,804,827,532

The tax character of distributions paid was as follows:

	July 31, 2024	July 31, 2023
Ordinary Income	$50,271,974	$42,071,482
Long-term Capital Gains	-	202,887,877
Total	$50,271,974	$ 244,959,359

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Consolidated Schedule of Investments, if applicable.

Commitments. A commitment is an agreement to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Commitments outstanding at period end are presented in the table below. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Consolidated Statement of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Consolidated Statement of Operations, as applicable based on contractual conditions of each commitment.

	Investment to be Acquired	Commitment Amount ($)	Unrealized Appreciation (Depreciation)($)
Fidelity Series Blue Chip Growth Fund	JUUL Labs, Inc. Class A	5,152,785	12,600

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	Amount ($)	% of Net Assets
Fidelity Series Blue Chip Growth Fund	4,238,729.04

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Consolidated Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Consolidated Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Consolidated Statement of Assets and Liabilities, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Blue Chip Growth Fund	2,743,448,208	3,611,189,872
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Consolidated Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Series Blue Chip Growth Fund	47,134

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
Fidelity Series Blue Chip Growth Fund	Borrower	48,449,902	5.57%	307,526

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss)($)
Fidelity Series Blue Chip Growth Fund	121,308,759	160,732,993	19,932,875

Sub-Advisory Arrangements. Effective March 1, 2024, the Fund's sub-advisory agreements with Fidelity Management & Research (Hong Kong) Limited and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Consolidated Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Consolidated Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Consolidated Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Series Blue Chip Growth Fund	19,542	13,553	-
8. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.
9. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Series Blue Chip Growth Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying consolidated statement of assets and liabilities of Fidelity Series Blue Chip Growth Fund (the "Fund"), a fund of Fidelity Securities Fund, including the consolidated schedule of investments, as of July 31, 2024, the related consolidated statement of operations for the year then ended, the consolidated statement of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
September 16, 2024
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2024, $967,149,789, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates $3,099,728 of distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 82% and 64% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 90.79% and 76.93% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 0.07% and 0.66% of the dividends distributed in September and December, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
A special meeting of shareholders was held on July 16, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Bettina Doulton
Affirmative	88,756,759,992.17	95.11
Withheld	4,564,750,651.52	4.89
TOTAL	93,321,510,643.68	100.00
Robert A. Lawrence
Affirmative	88,523,438,331.98	94.86
Withheld	4,798,072,311.70	5.14
TOTAL	93,321,510,643.68	100.00
Vijay C. Advani
Affirmative	88,484,371,668.51	94.82
Withheld	4,837,138,975.17	5.18
TOTAL	93,321,510,643.68	100.00
Thomas P. Bostick
Affirmative	88,618,596,648.21	94.96
Withheld	4,702,913,995.47	5.04
TOTAL	93,321,510,643.68	100.00
Donald F. Donahue
Affirmative	88,542,403,002.79	94.88
Withheld	4,779,107,640.89	5.12
TOTAL	93,321,510,643.68	100.00
Vicki L. Fuller
Affirmative	88,788,711,037.44	95.14
Withheld	4,532,799,606.24	4.86
TOTAL	93,321,510,643.68	100.00
Patricia L. Kampling
Affirmative	88,819,315,996.59	95.18
Withheld	4,502,194,647.10	4.82
TOTAL	93,321,510,643.68	100.00
Thomas A. Kennedy
Affirmative	88,667,457,817.34	95.01
Withheld	4,654,052,826.34	4.99
TOTAL	93,321,510,643.68	100.00
Oscar Munoz
Affirmative	88,183,976,568.30	94.49
Withheld	5,137,534,075.39	5.51
TOTAL	93,321,510,643.68	100.00
Karen B. Peetz
Affirmative	88,720,160,318.58	95.07
Withheld	4,601,350,325.11	4.93
TOTAL	93,321,510,643.68	100.00
David M. Thomas
Affirmative	88,471,490,747.86	94.80
Withheld	4,850,019,895.82	5.20
TOTAL	93,321,510,643.68	100.00
Susan Tomasky
Affirmative	88,536,869,646.78	94.87
Withheld	4,784,640,996.90	5.13
TOTAL	93,321,510,643.68	100.00
Michael E. Wiley
Affirmative	88,526,906,267.86	94.86
Withheld	4,794,604,375.83	5.14
TOTAL	93,321,510,643.68	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
Note: This information is disclosed as part of the consolidated financial statements for each Fund as part of Item 7: Consolidated Financial Statements and Consolidated Financial Highlights for Open-End Management Investment companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Series Blue Chip Growth Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2024 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. The Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
Investment Performance. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, and noted that the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer an investment option for other investment companies, 529 plans, and collective investment trusts managed by Fidelity and ultimately to enhance the performance of those investment companies, 529 plans, and collective investment trusts.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board considered that the fund does not pay FMR a management fee for investment advisory services, but that FMR receives fees for providing services to funds that invest in the fund. The Board noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b-1 fees, Independent Trustee fees and expenses, custodian fees and expenses, proxy and shareholder meeting expenses, interest, taxes, and extraordinary expenses (such as litigation expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.
The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.003% through November 30, 2026.
Based on its review, the Board considered that the fund does not pay a management fee and concluded that the total expense ratio of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions.
Economies of Scale. The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) the variable management fee implemented for certain funds effective March 1, 2024; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2025.

1.967985.110
XS1-ANN-0924
Fidelity® OTC K6 Portfolio

Annual Report
July 31, 2024
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® OTC K6 Portfolio
Schedule of Investments July 31, 2024
Showing Percentage of Net Assets
Common Stocks - 94.6%
	Shares	Value ($)
COMMUNICATION SERVICES - 19.0%
Diversified Telecommunication Services - 0.0%
Starry Group Holdings, Inc. Class A (a)(b)	1,498	0
Entertainment - 2.5%
Electronic Arts, Inc.	176	26,565
NetEase, Inc. ADR	1,159	106,755
Netflix, Inc. (a)	95,316	59,891,809
Take-Two Interactive Software, Inc. (a)	1,611	242,504
The Walt Disney Co.	34,700	3,251,043
		63,518,676
Interactive Media & Services - 14.9%
Alphabet, Inc.:
Class A	961,395	164,917,698
Class C	438,258	75,884,373
Epic Games, Inc. (a)(b)(c)	5,200	3,120,000
Meta Platforms, Inc. Class A	257,114	122,085,441
Reddit, Inc.:
Class A (d)	51,000	3,103,350
Class B	111,612	6,791,590
Vimeo, Inc. (a)	24,964	100,355
Yandex NV Series A (a)(b)(d)	200,900	1,213,436
		377,216,243
Media - 1.0%
Charter Communications, Inc. Class A (a)	25,931	9,846,519
Comcast Corp. Class A	359,572	14,839,536
		24,686,055
Wireless Telecommunication Services - 0.6%
T-Mobile U.S., Inc.	85,200	15,530,256
TOTAL COMMUNICATION SERVICES		480,951,230
CONSUMER DISCRETIONARY - 12.4%
Automobiles - 0.1%
Rivian Automotive, Inc. (a)	1,247	20,463
Tesla, Inc. (a)	7,667	1,779,281
		1,799,744
Broadline Retail - 8.9%
Alibaba Group Holding Ltd. sponsored ADR	522	41,160
Amazon.com, Inc. (a)	1,161,359	217,150,906
ContextLogic, Inc. (a)	565	3,051
Etsy, Inc. (a)	11,427	744,355
Global-e Online Ltd. (a)(d)	20,061	688,494
JD.com, Inc. Class A	739	9,744
MercadoLibre, Inc. (a)	4,600	7,676,940
		226,314,650
Hotels, Restaurants & Leisure - 1.6%
Airbnb, Inc. Class A (a)	1,530	213,527
Chipotle Mexican Grill, Inc. (a)	99,500	5,404,840
Churchill Downs, Inc.	27,316	3,921,485
Domino's Pizza, Inc.	40,221	17,242,743
Hilton Worldwide Holdings, Inc.	7,600	1,631,492
Marriott International, Inc. Class A	4,294	976,026
Starbucks Corp.	124,983	9,742,425
Wynn Resorts Ltd.	12,478	1,033,428
		40,165,966
Specialty Retail - 0.9%
Lowe's Companies, Inc.	72,459	17,789,409
Ross Stores, Inc.	38,672	5,538,991
thredUP, Inc. (a)	7,523	15,798
		23,344,198
Textiles, Apparel & Luxury Goods - 0.9%
Figs, Inc. Class A (a)(d)	3,944	25,636
Kontoor Brands, Inc.	476	33,391
lululemon athletica, Inc. (a)	47,996	12,414,645
LVMH Moet Hennessy Louis Vuitton SE	13,322	9,396,838
		21,870,510
TOTAL CONSUMER DISCRETIONARY		313,495,068
CONSUMER STAPLES - 3.4%
Beverages - 2.5%
Diageo PLC	189,220	5,887,577
Keurig Dr. Pepper, Inc.	987,157	33,839,742
Monster Beverage Corp. (a)	455,922	23,457,187
		63,184,506
Consumer Staples Distribution & Retail - 0.4%
Costco Wholesale Corp.	8,692	7,144,824
Dollar Tree, Inc. (a)	26,467	2,761,567
		9,906,391
Food Products - 0.4%
Mondelez International, Inc.	150,764	10,304,719
Personal Care Products - 0.1%
Estee Lauder Companies, Inc. Class A	19,500	1,942,395
The Honest Co., Inc. (a)	1,176	4,386
		1,946,781
TOTAL CONSUMER STAPLES		85,342,397
ENERGY - 1.8%
Energy Equipment & Services - 0.1%
TGS ASA ADR	255,936	3,082,109
Oil, Gas & Consumable Fuels - 1.7%
Cenovus Energy, Inc. (Canada)	12,509	252,055
Diamondback Energy, Inc.	4,854	982,013
EOG Resources, Inc.	1,000	126,800
Exxon Mobil Corp.	345,000	40,913,550
Reliance Industries Ltd. GDR (e)	14,624	1,054,390
		43,328,808
TOTAL ENERGY		46,410,917
FINANCIALS - 2.5%
Banks - 0.1%
Huntington Bancshares, Inc.	184,422	2,757,109
Wintrust Financial Corp.	3,087	334,013
		3,091,122
Capital Markets - 0.9%
Coinbase Global, Inc. (a)	90,300	20,259,708
Moody's Corp.	5,500	2,510,640
S&P Global, Inc.	149	72,225
		22,842,573
Financial Services - 1.5%
Circle Internet Financial Ltd.:
Class E (b)	108,317	3,143,359
Class F (b)	33,481	971,619
Jio Financial Services Ltd.	155,400	609,701
MasterCard, Inc. Class A	65,753	30,490,324
PayPal Holdings, Inc. (a)	18,083	1,189,500
		36,404,503
TOTAL FINANCIALS		62,338,198
HEALTH CARE - 8.2%
Biotechnology - 3.9%
Alnylam Pharmaceuticals, Inc. (a)	177,698	42,196,167
Argenx SE ADR (a)	13,200	6,809,484
Ascendis Pharma A/S sponsored ADR (a)	22,142	2,955,957
GenSight Biologics SA (a)(d)	16,039	5,798
Grail, Inc. (d)	527	8,105
Ionis Pharmaceuticals, Inc. (a)	2,430	120,188
Legend Biotech Corp. ADR (a)	9,600	541,344
Regeneron Pharmaceuticals, Inc. (a)	41,821	45,132,805
Trevena, Inc. (a)	1,349	295
		97,770,143
Health Care Equipment & Supplies - 2.7%
Boston Scientific Corp. (a)	221,200	16,342,256
DexCom, Inc. (a)	53,079	3,599,818
Inspire Medical Systems, Inc. (a)	83,000	11,707,150
Insulet Corp. (a)	132,273	25,707,258
Intuitive Surgical, Inc. (a)	13,900	6,180,079
Neuronetics, Inc. (a)	2,922	5,464
Outset Medical, Inc. (a)	3,171	11,257
Pulmonx Corp. (a)	2,888	19,956
TransMedics Group, Inc. (a)	38,700	5,505,462
		69,078,700
Health Care Technology - 0.0%
Certara, Inc. (a)	21,121	329,699
Life Sciences Tools & Services - 1.1%
10X Genomics, Inc. (a)	53,091	1,097,391
Bruker Corp.	188,308	12,900,981
Danaher Corp.	44,500	12,330,060
Illumina, Inc. (a)	3,166	388,152
Seer, Inc. (a)	38,113	75,464
Thermo Fisher Scientific, Inc.	2,300	1,410,682
		28,202,730
Pharmaceuticals - 0.5%
AstraZeneca PLC sponsored ADR	146,532	11,598,008
Elanco Animal Health, Inc. (a)	6,694	87,290
TherapeuticsMD, Inc. (a)(d)	519	903
		11,686,201
TOTAL HEALTH CARE		207,067,473
INDUSTRIALS - 1.0%
Commercial Services & Supplies - 0.0%
Veralto Corp.	1,333	142,044
Construction & Engineering - 0.4%
Bowman Consulting Group Ltd. (a)	8,395	299,869
Comfort Systems U.S.A., Inc.	8,200	2,725,844
Sterling Construction Co., Inc. (a)	68,068	7,920,392
		10,946,105
Electrical Equipment - 0.2%
Eaton Corp. PLC	17,200	5,242,388
Vertiv Holdings Co.	4,898	385,473
		5,627,861
Ground Transportation - 0.1%
CSX Corp.	25,387	891,084
Passenger Airlines - 0.0%
Wheels Up Experience, Inc. Class A (a)(d)	7,082	18,626
Professional Services - 0.3%
Verisk Analytics, Inc.	26,453	6,924,073
TOTAL INDUSTRIALS		24,549,793
INFORMATION TECHNOLOGY - 45.1%
Communications Equipment - 1.0%
Cisco Systems, Inc.	518,200	25,106,790
IT Services - 1.0%
Gartner, Inc. (a)	31,523	15,799,012
MongoDB, Inc. Class A (a)	21,200	5,350,032
Shopify, Inc. Class A (a)	38,800	2,374,560
Twilio, Inc. Class A (a)	133	7,864
X Holdings Corp. Class A (a)(b)(c)	57,830	1,615,770
		25,147,238
Semiconductors & Semiconductor Equipment - 15.7%
Advanced Micro Devices, Inc. (a)	4,845	700,006
Analog Devices, Inc.	25,475	5,894,406
Applied Materials, Inc.	39,323	8,344,341
ASML Holding NV (depository receipt)	19,496	18,261,903
Astera Labs, Inc.	4,300	188,512
BE Semiconductor Industries NV	85,300	10,999,443
Broadcom, Inc.	155,100	24,921,468
Lam Research Corp.	15,731	14,492,026
Marvell Technology, Inc.	854,319	57,222,287
NVIDIA Corp.	1,711,330	200,259,837
NXP Semiconductors NV	50,632	13,324,317
Qualcomm, Inc.	6,100	1,103,795
Skyworks Solutions, Inc.	8,215	933,388
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	242,051	40,132,056
		396,777,785
Software - 13.3%
Adobe, Inc. (a)	38,700	21,348,855
Autodesk, Inc. (a)	14,686	3,635,079
Cadence Design Systems, Inc. (a)	95,410	25,537,441
Dropbox, Inc. Class A (a)	8,630	206,430
Dynatrace, Inc. (a)	3,034	133,253
Figma, Inc. (b)(c)	19,200	445,248
Five9, Inc. (a)	38,900	1,732,995
HubSpot, Inc. (a)	10,000	4,970,300
Intuit, Inc.	23,615	15,287,170
Microsoft Corp.	614,386	257,028,383
Roper Technologies, Inc.	8,700	4,739,325
Salesforce, Inc.	645	166,926
Stripe, Inc. Class B (a)(b)(c)	7,800	214,578
Synopsys, Inc. (a)	1,562	872,096
		336,318,079
Technology Hardware, Storage & Peripherals - 14.1%
Apple, Inc.	1,510,100	335,363,007
Samsung Electronics Co. Ltd.	334,000	20,457,588
Western Digital Corp. (a)	22,977	1,540,608
		357,361,203
TOTAL INFORMATION TECHNOLOGY		1,140,711,095
MATERIALS - 0.2%
Chemicals - 0.2%
Linde PLC	9,300	4,217,550
REAL ESTATE - 0.2%
Equity Real Estate Investment Trusts (REITs) - 0.2%
Equinix, Inc.	8,383	6,624,582
UTILITIES - 0.8%
Electric Utilities - 0.2%
Constellation Energy Corp.	29,100	5,523,180
Independent Power and Renewable Electricity Producers - 0.6%
Vistra Corp.	187,700	14,869,594
TOTAL UTILITIES		20,392,774
TOTAL COMMON STOCKS (Cost $1,463,563,216)		2,392,101,077

Convertible Preferred Stocks - 0.2%
	Shares	Value ($)
COMMUNICATION SERVICES - 0.1%
Interactive Media & Services - 0.1%
ByteDance Ltd. Series E1 (a)(b)(c)	6,135	1,409,946
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Waymo LLC:
Series A2 (a)(b)(c)	2,467	152,929
Series B2 (a)(b)(c)	15,200	979,032
		1,131,961
Hotels, Restaurants & Leisure - 0.0%
Discord, Inc. Series I (a)(b)(c)	300	79,623
TOTAL CONSUMER DISCRETIONARY		1,211,584
FINANCIALS - 0.0%
Financial Services - 0.0%
Tenstorrent Holdings, Inc. Series C1 (b)(c)	6,595	489,811
INFORMATION TECHNOLOGY - 0.0%
Software - 0.0%
Stripe, Inc. Series H (a)(b)(c)	24,206	665,907
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $3,806,844)		3,777,248

Convertible Bonds - 0.3%
	Principal Amount (f)	Value ($)
FINANCIALS - 0.3%
Capital Markets - 0.3%
Coinbase Global, Inc. 0.5% 6/1/26 (Cost $6,492,839)	7,653,938	7,872,075

Money Market Funds - 5.9%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (g)	141,703,346	141,731,687
Fidelity Securities Lending Cash Central Fund 5.39% (g)(h)	7,701,522	7,702,292
TOTAL MONEY MARKET FUNDS (Cost $149,433,979)		149,433,979

TOTAL INVESTMENT IN SECURITIES - 101.0% (Cost $1,623,296,878)	2,553,184,379
NET OTHER ASSETS (LIABILITIES) - (1.0)%	(24,783,751)
NET ASSETS - 100.0%	2,528,400,628

Legend

(a)	Non-income producing
(b)	Level 3 security
(c)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $9,172,844 or 0.4% of net assets.

(d)	Security or a portion of the security is on loan at period end.
(e)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,054,390 or 0.0% of net assets.

(f)	Amount is stated in United States dollars unless otherwise noted.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(h)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
ByteDance Ltd. Series E1	11/18/20	672,238

Discord, Inc. Series I	9/15/21	165,187

Epic Games, Inc.	7/13/20 - 3/29/21	4,292,000

Figma, Inc.	5/15/24	445,306

Stripe, Inc. Class B	5/18/21	313,001

Stripe, Inc. Series H	3/15/21 - 5/25/23	971,266

Tenstorrent Holdings, Inc. Series C1	4/23/21	392,145

Waymo LLC Series A2	5/08/20	211,834

Waymo LLC Series B2	6/11/21	1,394,174

X Holdings Corp. Class A	10/27/21	5,743,370

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	13,190,730	482,939,674	354,398,636	397,681	(81)	-	141,731,687	0.3%
Fidelity Securities Lending Cash Central Fund 5.39%	6,208,769	63,438,524	61,945,001	262,525	-	-	7,702,292	0.0%
Total	19,399,499	546,378,198	416,343,637	660,206	(81)	-	149,433,979

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of July 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	482,361,176	476,617,794	-	5,743,382
Consumer Discretionary	314,706,652	304,088,486	9,406,582	1,211,584
Consumer Staples	85,342,397	79,454,820	5,887,577	-
Energy	46,410,917	46,410,917	-	-
Financials	62,828,009	58,223,220	-	4,604,789
Health Care	207,067,473	207,067,473	-	-
Industrials	24,549,793	24,549,793	-	-
Information Technology	1,141,377,002	1,138,435,499	-	2,941,503
Materials	4,217,550	4,217,550	-	-
Real Estate	6,624,582	6,624,582	-	-
Utilities	20,392,774	20,392,774	-	-

Corporate Bonds	7,872,075	-	7,872,075	-

Money Market Funds	149,433,979	149,433,979	-	-
Total Investments in Securities:	2,553,184,379	2,515,516,887	23,166,234	14,501,258
Financial Statements
Statement of Assets and Liabilities
As of July 31, 2024
Assets
Investment in securities, at value (including securities loaned of $6,822,876) - See accompanying schedule:
Unaffiliated issuers (cost $1,473,862,899)	$2,403,750,400
Fidelity Central Funds (cost $149,433,979)	149,433,979

Total Investment in Securities (cost $1,623,296,878)		$2,553,184,379
Receivable for investments sold		54,019,349
Receivable for fund shares sold		1,584,890
Dividends receivable		346,224
Interest receivable		6,381
Distributions receivable from Fidelity Central Funds		102,300
Other receivables		131,174
Total assets		2,609,374,697
Liabilities
Payable to custodian bank	$3
Payable for investments purchased	70,903,473
Payable for fund shares redeemed	1,259,224
Accrued management fee	1,099,761
Other payables and accrued expenses	9,035
Collateral on securities loaned	7,702,573
Total liabilities		80,974,069
Commitments and contingent liabilities (see Commitments note)
Net Assets		$2,528,400,628
Net Assets consist of:
Paid in capital		$1,559,325,460
Total accumulated earnings (loss)		969,075,168
Net Assets		$2,528,400,628
Net Asset Value, offering price and redemption price per share ($2,528,400,628 ÷ 104,590,963 shares)		$24.17
Statement of Operations
Year ended July 31, 2024
Investment Income
Dividends		$13,562,506
Interest		614,722
Income from Fidelity Central Funds (including $262,525 from security lending)		660,206
Total income		14,837,434
Expenses
Management fee	$11,306,227
Independent trustees' fees and expenses	10,577
Interest	43,385
Miscellaneous	9,035
Total expenses before reductions	11,369,224
Expense reductions	(2,427)
Total expenses after reductions		11,366,797
Net Investment income (loss)		3,470,637
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $1,450,036)	200,439,818
Fidelity Central Funds	(81)
Foreign currency transactions	(24,484)
Total net realized gain (loss)		200,415,253
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $806,834)	346,937,917
Assets and liabilities in foreign currencies	(2,454)
Total change in net unrealized appreciation (depreciation)		346,935,463
Net gain (loss)		547,350,716
Net increase (decrease) in net assets resulting from operations		$550,821,353
Statement of Changes in Net Assets

	Year ended July 31, 2024	Year ended July 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,470,637	$5,971,479
Net realized gain (loss)	200,415,253	(1,451,997)
Change in net unrealized appreciation (depreciation)	346,935,463	373,992,624
Net increase (decrease) in net assets resulting from operations	550,821,353	378,512,106
Distributions to shareholders	(5,362,699)	(1,170,775)

Share transactions
Proceeds from sales of shares	388,050,779	352,174,249
Reinvestment of distributions	5,362,699	1,170,775
Cost of shares redeemed	(521,643,391)	(543,863,297)

Net increase (decrease) in net assets resulting from share transactions	(128,229,913)	(190,518,273)
Total increase (decrease) in net assets	417,228,741	186,823,058

Net Assets
Beginning of period	2,111,171,887	1,924,348,829
End of period	$2,528,400,628	$2,111,171,887

Other Information
Shares
Sold	18,515,596	22,429,283
Issued in reinvestment of distributions	286,663	76,322
Redeemed	(24,953,544)	(34,918,758)
Net increase (decrease)	(6,151,285)	(12,413,153)

Financial Highlights
Fidelity® OTC K6 Portfolio

Years ended July 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$19.06	$15.63	$20.36	$14.29	$10.50
Income from Investment Operations
Net investment income (loss) A,B	.03	.05	(.01)	(.01)	.02
Net realized and unrealized gain (loss)	5.13	3.39	(3.93)	6.15	3.81
Total from investment operations	5.16	3.44	(3.94)	6.14	3.83
Distributions from net investment income	(.05)	(.01)	-	(.01)	(.01)
Distributions from net realized gain	-	-	(.79)	(.06)	(.02)
Total distributions	(.05)	(.01)	(.79)	(.07)	(.04) C
Net asset value, end of period	$24.17	$19.06	$15.63	$20.36	$14.29
Total Return D	27.14%	22.03%	(20.27)%	43.11%	36.54%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.50%	.50%	.50%	.50%	.50%
Expenses net of fee waivers, if any	.50%	.50%	.50%	.50%	.50%
Expenses net of all reductions	.50%	.50%	.50%	.50%	.49%
Net investment income (loss)	.15%	.34%	(.05)%	(.05)%	.16%
Supplemental Data
Net assets, end of period (000 omitted)	$2,528,401	$2,111,172	$1,924,349	$2,630,559	$1,026,111
Portfolio turnover rate G	41%	20% H	39% H	36% H	102% H

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
HPortfolio turnover rate excludes securities received or delivered in-kind.
Notes to Financial Statements

For the period ended July 31, 2024

1. Organization.
Fidelity OTC K6 Portfolio (the Fund) is a non-diversified fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$965,644,107
Gross unrealized depreciation	(46,120,557)
Net unrealized appreciation (depreciation)	$919,523,550
Tax Cost	$1,633,660,829

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$4,134,928
Undistributed long-term capital gain	$45,416,309
Net unrealized appreciation (depreciation) on securities and other investments	$919,523,931

The tax character of distributions paid was as follows:

	July 31, 2024	July 31, 2023
Ordinary Income	$5,362,699	$ 1,170,775

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Commitments. A commitment is an agreement to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Commitments outstanding at period end are presented in the table below. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Statement of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Statement of Operations, as applicable based on contractual conditions of each commitment.

	Investment to be Acquired	Commitment Amount ($)	Unrealized Appreciation (Depreciation)($)
Fidelity OTC K6 Portfolio	Space Exploration Technologies Corp. Class A	24,640	-
Fidelity OTC K6 Portfolio	Space Exploration Technologies Corp. Class C	199,360	-

4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity OTC K6 Portfolio	915,698,340	1,153,944,850

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity OTC K6 Portfolio	13,676,855	71,430,269	211,033,879

Prior Year Unaffiliated Exchanges In-Kind.  Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity OTC K6 Portfolio	5,832,617	89,538,335
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .50% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity OTC K6 Portfolio	9,938

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
Fidelity OTC K6 Portfolio	Borrower	6,208,474	5.57%	36,503

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss)($)
Fidelity OTC K6 Portfolio	67,473,300	64,263,551	10,209,355

Sub-Advisory Arrangements. Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity OTC K6 Portfolio	28,153	3	-

8. Bank Borrowings.
The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:
	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
Fidelity OTC K6 Portfolio	3,863,455	5.83%	6,882

9. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $2,427.
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Securities Fund and the Shareholders of Fidelity OTC K6 Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity OTC K6 Portfolio (the "Fund"), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2024, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
September 16, 2024
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2024, $45,416,308, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
A special meeting of shareholders was held on July 16, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Bettina Doulton
Affirmative	88,756,759,992.17	95.11
Withheld	4,564,750,651.52	4.89
TOTAL	93,321,510,643.68	100.00
Robert A. Lawrence
Affirmative	88,523,438,331.98	94.86
Withheld	4,798,072,311.70	5.14
TOTAL	93,321,510,643.68	100.00
Vijay C. Advani
Affirmative	88,484,371,668.51	94.82
Withheld	4,837,138,975.17	5.18
TOTAL	93,321,510,643.68	100.00
Thomas P. Bostick
Affirmative	88,618,596,648.21	94.96
Withheld	4,702,913,995.47	5.04
TOTAL	93,321,510,643.68	100.00
Donald F. Donahue
Affirmative	88,542,403,002.79	94.88
Withheld	4,779,107,640.89	5.12
TOTAL	93,321,510,643.68	100.00
Vicki L. Fuller
Affirmative	88,788,711,037.44	95.14
Withheld	4,532,799,606.24	4.86
TOTAL	93,321,510,643.68	100.00
Patricia L. Kampling
Affirmative	88,819,315,996.59	95.18
Withheld	4,502,194,647.10	4.82
TOTAL	93,321,510,643.68	100.00
Thomas A. Kennedy
Affirmative	88,667,457,817.34	95.01
Withheld	4,654,052,826.34	4.99
TOTAL	93,321,510,643.68	100.00
Oscar Munoz
Affirmative	88,183,976,568.30	94.49
Withheld	5,137,534,075.39	5.51
TOTAL	93,321,510,643.68	100.00
Karen B. Peetz
Affirmative	88,720,160,318.58	95.07
Withheld	4,601,350,325.11	4.93
TOTAL	93,321,510,643.68	100.00
David M. Thomas
Affirmative	88,471,490,747.86	94.80
Withheld	4,850,019,895.82	5.20
TOTAL	93,321,510,643.68	100.00
Susan Tomasky
Affirmative	88,536,869,646.78	94.87
Withheld	4,784,640,996.90	5.13
TOTAL	93,321,510,643.68	100.00
Michael E. Wiley
Affirmative	88,526,906,267.86	94.86
Withheld	4,794,604,375.83	5.14
TOTAL	93,321,510,643.68	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
Board Approval of Investment Advisory Contracts and Management Fees
Fidelity OTC K6 Portfolio
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2024 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and total expense ratio, the Board considered the fund's unitary fee rate as well as other fund expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Morningstar) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2023 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2023. Further, the information provided to the Board indicated that the total expense ratio of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2023 and below the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2023.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) the variable management fee implemented for certain funds effective March 1, 2024; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2025.

1.9893897.105
OTC-K6-ANN-0924
Fidelity® Blue Chip Growth K6 Fund

Annual Report
July 31, 2024
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Consolidated Financial Statements and Consolidated Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Blue Chip Growth K6 Fund
Consolidated Schedule of Investments July 31, 2024
Showing Percentage of Net Assets
Common Stocks - 92.7%
	Shares	Value ($)
COMMUNICATION SERVICES - 15.2%
Diversified Telecommunication Services - 0.1%
Indus Towers Ltd. (a)	1,818,200	9,406,115
Entertainment - 2.5%
Netflix, Inc. (a)	516,467	324,522,039
Sea Ltd. ADR Class A (a)	587,271	38,583,705
Sphere Entertainment Co. (a)	7,870	350,058
Spotify Technology SA (a)	31,771	10,927,318
Take-Two Interactive Software, Inc. (a)	51,316	7,724,597
TKO Group Holdings, Inc.	63,000	6,889,050
		388,996,767
Interactive Media & Services - 12.3%
Alphabet, Inc. Class A	5,042,674	865,020,298
Epic Games, Inc. (a)(b)(c)	607	364,200
Meta Platforms, Inc. Class A	1,625,611	771,888,871
Pinterest, Inc. Class A (a)	278,853	8,909,353
Reddit, Inc. Class B	55,991	3,407,052
Snap, Inc. Class A (a)	19,415,987	258,620,947
Webtoon Entertainment, Inc.	75,600	1,614,060
		1,909,824,781
Media - 0.0%
The Trade Desk, Inc. Class A (a)	55,843	5,019,169
Wireless Telecommunication Services - 0.3%
T-Mobile U.S., Inc.	109,007	19,869,796
Vodafone Idea Ltd. (a)	110,777,732	21,526,347
		41,396,143
TOTAL COMMUNICATION SERVICES		2,354,642,975
CONSUMER DISCRETIONARY - 16.9%
Automobiles - 1.2%
General Motors Co.	159,339	7,061,904
Mahindra & Mahindra Ltd.	97,800	3,396,516
Neutron Holdings, Inc. (a)(b)(c)	491,550	15,140
Rad Power Bikes, Inc. (a)(b)(c)	101,681	25,420
Rad Power Bikes, Inc. warrants 10/6/33 (a)(b)(c)	110,642	171,495
Rivian Automotive, Inc. (a)(d)	2,134,069	35,020,072
Tesla, Inc. (a)	613,593	142,396,528
		188,087,075
Broadline Retail - 5.7%
Amazon.com, Inc. (a)	4,271,440	798,673,851
Dollarama, Inc.	35,223	3,302,005
JD.com, Inc. sponsored ADR	98,658	2,603,585
Lenskart Solutions Pvt Ltd. (a)(b)(c)	2,525,460	6,937,431
Ollie's Bargain Outlet Holdings, Inc. (a)	127,917	12,489,816
PDD Holdings, Inc. ADR (a)	392,163	50,545,889
		874,552,577
Diversified Consumer Services - 0.1%
Duolingo, Inc. (a)	29,427	5,059,678
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	7,169	450,357
		5,510,035
Hotels, Restaurants & Leisure - 2.7%
Airbnb, Inc. Class A (a)	570,536	79,624,004
Caesars Entertainment, Inc. (a)	390,073	15,583,416
Carnival Corp. (a)	268,893	4,479,757
Cava Group, Inc. (a)	43,598	3,671,824
Chipotle Mexican Grill, Inc. (a)	1,329,147	72,199,265
Draftkings Holdings, Inc. (a)	655,497	24,220,614
Flutter Entertainment PLC (a)	50,013	9,885,235
Flutter Entertainment PLC (a)	21,265	4,197,711
Hilton Worldwide Holdings, Inc.	7,407	1,590,061
MakeMyTrip Ltd. (a)	34,000	3,182,060
Marriott International, Inc. Class A	76,360	17,356,628
McDonald's Corp.	176,883	46,944,748
Penn Entertainment, Inc. (a)(d)	803,711	16,050,109
Restaurant Brands International, Inc.	101,759	7,124,936
Royal Caribbean Cruises Ltd.	28,622	4,485,640
Sonder Holdings, Inc.:
Stage 1 rights (a)(c)	1,448	0
Stage 2 rights (a)(c)	1,447	0
Stage 3 rights (a)(c)	1,447	0
Stage 4 rights (a)(c)	1,447	0
Stage 5:
rights (a)(c)	1,447	0
rights (a)(c)	1,447	0
Starbucks Corp.	792,966	61,811,700
Sweetgreen, Inc. Class A (a)	1,122,179	30,837,479
Viking Holdings Ltd.	157,886	5,636,530
Wingstop, Inc.	8,282	3,096,474
Zomato Ltd. (a)	2,310,000	6,330,388
		418,308,579
Household Durables - 0.3%
D.R. Horton, Inc.	67,725	12,185,759
Garmin Ltd.	33,908	5,806,745
PulteGroup, Inc.	65,099	8,593,068
SharkNinja, Inc.	186,025	14,296,021
TopBuild Corp. (a)	21,567	10,320,672
		51,202,265
Specialty Retail - 4.2%
Abercrombie & Fitch Co. Class A (a)	463,652	68,379,397
American Eagle Outfitters, Inc.	2,175,032	47,959,456
Aritzia, Inc. (a)	408,829	13,419,860
Carvana Co. Class A (a)	501,508	66,815,911
Dick's Sporting Goods, Inc.	153,668	33,246,072
Fanatics, Inc. Class A (a)(b)(c)	225,366	14,820,068
Five Below, Inc. (a)	154,698	11,252,733
Floor & Decor Holdings, Inc. Class A (a)	23,749	2,327,402
Foot Locker, Inc.	136,442	3,965,005
Gap, Inc.	343,694	8,069,935
Lowe's Companies, Inc.	631,896	155,136,787
RH (a)	252,291	73,184,573
The Home Depot, Inc.	21,635	7,965,142
TJX Companies, Inc.	955,161	107,952,296
Warby Parker, Inc. (a)	1,085,026	17,870,378
Wayfair LLC Class A (a)	257,058	13,991,667
Williams-Sonoma, Inc.	46,178	7,142,813
		653,499,495
Textiles, Apparel & Luxury Goods - 2.7%
adidas AG	53,300	13,342,292
Amer Sports, Inc.	688,342	7,991,651
Birkenstock Holding PLC (d)	29,000	1,714,190
Compagnie Financiere Richemont SA Series A	39,650	6,047,869
Crocs, Inc. (a)	303,714	40,810,050
Deckers Outdoor Corp. (a)	139,378	128,594,324
Hermes International SCA	4,011	8,781,650
lululemon athletica, Inc. (a)	266,213	68,858,655
LVMH Moet Hennessy Louis Vuitton SE	35,291	24,892,945
NIKE, Inc. Class B	793,718	59,417,729
On Holding AG (a)	484,993	20,088,410
Prada SpA	538,000	3,883,756
PVH Corp.	192,101	19,592,381
Ralph Lauren Corp. Class A	21,000	3,687,390
Tapestry, Inc.	115,703	4,638,533
		412,341,825
TOTAL CONSUMER DISCRETIONARY		2,603,501,851
CONSUMER STAPLES - 2.4%
Beverages - 0.1%
Celsius Holdings, Inc. (a)(d)	298,193	13,964,378
Consumer Staples Distribution & Retail - 1.4%
Costco Wholesale Corp.	106,693	87,701,646
Maplebear, Inc. (NASDAQ)	37,348	1,288,133
Target Corp.	146,893	22,094,176
Walmart, Inc.	1,429,284	98,106,054
		209,190,009
Food Products - 0.2%
Bowery Farming, Inc. (a)(c)	48,375	968
Bowery Farming, Inc. warrants (a)(b)(c)	30,501	610
Patanjali Foods Ltd.	312,400	6,417,931
The Hershey Co.	129,584	25,590,248
The Real Good Food Co. LLC:
Class B (a)(c)	139,521	1
Class B unit (a)(e)	139,521	71,156
The Real Good Food Co., Inc. Class A (a)	51,122	26,072
		32,106,986
Household Products - 0.4%
Procter & Gamble Co.	424,036	68,168,027
Personal Care Products - 0.2%
elf Beauty, Inc. (a)	31,785	5,485,455
Estee Lauder Companies, Inc. Class A	123,135	12,265,477
Kenvue, Inc.	353,587	6,537,824
Oddity Tech Ltd. (e)	42,893	1,734,807
Oddity Tech Ltd.	70,650	2,857,439
		28,881,002
Tobacco - 0.1%
JUUL Labs, Inc. Class A (a)(b)(c)	23,134	24,753
Philip Morris International, Inc.	182,593	21,027,410
		21,052,163
TOTAL CONSUMER STAPLES		373,362,565
ENERGY - 1.2%
Energy Equipment & Services - 0.0%
Secure Energy Services, Inc.	353,481	3,120,945
Oil, Gas & Consumable Fuels - 1.2%
Cameco Corp.	312,108	14,205,531
Cheniere Energy, Inc.	18,664	3,408,793
Diamondback Energy, Inc.	206,975	41,873,112
EOG Resources, Inc.	288,658	36,601,834
Exxon Mobil Corp.	238,402	28,272,093
Occidental Petroleum Corp.	407,469	24,782,265
Reliance Industries Ltd.	788,991	28,372,100
Reliance Industries Ltd. GDR (e)	39,585	2,854,079
Shell PLC ADR	69,900	5,118,078
		185,487,885
TOTAL ENERGY		188,608,830
FINANCIALS - 4.0%
Banks - 0.2%
Citigroup, Inc.	389,039	25,240,850
HDFC Bank Ltd.	109,468	2,115,412
KeyCorp	302,900	4,885,777
U.S. Bancorp	92,100	4,133,448
		36,375,487
Capital Markets - 1.1%
3i Group PLC	208,800	8,400,177
Blue Owl Capital, Inc. Class A	830,859	15,844,481
Coinbase Global, Inc. (a)	254,902	57,189,813
CVC Capital Partners PLC (e)	224,787	4,222,050
Goldman Sachs Group, Inc.	64,717	32,942,895
Interactive Brokers Group, Inc.	13,500	1,610,145
Jefferies Financial Group, Inc. (d)	109,783	6,419,012
KKR & Co., Inc.	116,273	14,353,902
Moody's Corp.	27,948	12,757,703
Morgan Stanley	169,245	17,467,776
Northern Trust Corp.	24,700	2,189,655
Robinhood Markets, Inc. (a)	88,369	1,817,750
		175,215,359
Consumer Finance - 0.4%
American Express Co.	210,040	53,148,522
Kaspi.KZ JSC ADR	13,626	1,773,151
		54,921,673
Financial Services - 2.0%
Ant International Co. Ltd. Class C (a)(b)(c)	201,988	343,380
Apollo Global Management, Inc.	103,908	13,020,711
Berkshire Hathaway, Inc. Class B (a)	10,617	4,655,555
Block, Inc. Class A (a)	580,938	35,948,443
Circle Internet Financial Ltd. Class E (c)	137,547	3,991,614
Jio Financial Services Ltd.	747,491	2,932,727
MasterCard, Inc. Class A	391,096	181,355,126
Rocket Companies, Inc. (a)	36,943	598,107
Toast, Inc. (a)	324,901	8,499,410
Visa, Inc. Class A	214,647	57,025,268
		308,370,341
Insurance - 0.3%
Progressive Corp.	205,296	43,957,980
TOTAL FINANCIALS		618,840,840
HEALTH CARE - 8.4%
Biotechnology - 1.3%
Alnylam Pharmaceuticals, Inc. (a)	59,674	14,170,188
Apogee Therapeutics, Inc.	53,884	2,624,151
Arcellx, Inc. (a)	21,190	1,309,754
Ascendis Pharma A/S sponsored ADR (a)	71,803	9,585,701
Avidity Biosciences, Inc. (a)	53,162	2,423,124
Cibus, Inc. (a)	8,450	83,571
Janux Therapeutics, Inc. (a)	29,155	1,183,693
Legend Biotech Corp. ADR (a)	111,477	6,286,188
Moderna, Inc. (a)	84,325	10,053,227
Moonlake Immunotherapeutics Class A (a)	73,768	3,072,437
Natera, Inc. (a)	35,500	3,634,845
Regeneron Pharmaceuticals, Inc. (a)	133,567	144,144,171
Viking Therapeutics, Inc. (a)	144,384	8,229,888
		206,800,938
Health Care Equipment & Supplies - 1.2%
Blink Health LLC Series A1 (a)(b)(c)	7,044	295,848
Boston Scientific Corp. (a)	1,497,133	110,608,186
Glaukos Corp. (a)	41,525	4,865,484
Intuitive Surgical, Inc. (a)	85,194	37,878,104
Masimo Corp. (a)	29,452	3,150,775
Stryker Corp.	77,082	25,240,501
TransMedics Group, Inc. (a)	18,997	2,702,513
		184,741,411
Health Care Providers & Services - 1.5%
Hims & Hers Health, Inc. (a)	132,753	2,819,674
McKesson Corp.	4,474	2,760,547
Tenet Healthcare Corp. (a)	118,766	17,779,270
UnitedHealth Group, Inc.	347,994	200,500,223
		223,859,714
Health Care Technology - 0.0%
MultiPlan Corp. warrants (a)(b)	13,856	0
Life Sciences Tools & Services - 0.4%
Danaher Corp.	178,171	49,367,621
Revvity, Inc.	6,100	766,221
Thermo Fisher Scientific, Inc.	18,512	11,354,150
Veterinary Emergency Group LLC Class A (a)(b)(c)(f)	62,379	3,559,970
		65,047,962
Pharmaceuticals - 4.0%
Eli Lilly & Co.	524,221	421,615,224
Galderma Group AG	47,224	3,717,125
Merck & Co., Inc.	251,388	28,439,524
Novo Nordisk A/S:
Series B	49,781	6,595,629
Series B sponsored ADR	546,571	72,491,712
Structure Therapeutics, Inc. ADR (a)	27,459	1,026,692
Teva Pharmaceutical Industries Ltd. sponsored ADR (a)	772,648	13,467,255
UCB SA	45,800	7,665,544
Zoetis, Inc. Class A	360,655	64,932,326
		619,951,031
TOTAL HEALTH CARE		1,300,401,056
INDUSTRIALS - 4.6%
Aerospace & Defense - 1.7%
ABL Space Systems warrants 12/14/30 (a)(b)(c)	7,180	78,765
General Electric Co.	345,684	58,835,417
Howmet Aerospace, Inc.	248,103	23,743,457
Loar Holdings, Inc. (d)	14,139	883,688
Space Exploration Technologies Corp. (a)(b)(c)	473,993	53,087,216
Space Exploration Technologies Corp. Class C (a)(b)(c)	151,589	16,977,968
Spirit AeroSystems Holdings, Inc. Class A (a)	185,887	6,738,404
The Boeing Co. (a)	447,322	85,259,573
TransDigm Group, Inc.	15,403	19,934,871
		265,539,359
Air Freight & Logistics - 0.3%
C.H. Robinson Worldwide, Inc.	81,700	7,275,385
FedEx Corp.	116,133	35,101,199
		42,376,584
Building Products - 0.1%
Builders FirstSource, Inc. (a)	42,030	7,034,561
Fortune Brands Innovations, Inc.	10,200	824,262
Lennox International, Inc.	3,800	2,217,300
The AZEK Co., Inc. Class A, (a)	95,681	4,295,120
Trane Technologies PLC	13,109	4,382,077
		18,753,320
Commercial Services & Supplies - 0.0%
ACV Auctions, Inc. Class A (a)	310,028	5,295,278
Construction & Engineering - 0.1%
EMCOR Group, Inc.	14,703	5,520,094
Fluor Corp. (a)	93,594	4,501,871
Larsen & Toubro Ltd.	113,200	5,157,881
		15,179,846
Electrical Equipment - 0.3%
Acuity Brands, Inc.	23,348	5,868,520
Eaton Corp. PLC	65,629	20,003,063
GE Vernova LLC	109,223	19,467,908
		45,339,491
Ground Transportation - 1.6%
Bird Global, Inc. (a)(b)	8,055	8
Bird Global, Inc.:
Stage 1 rights (a)(c)	1,029	0
Stage 2 rights (a)(c)	1,029	0
Stage 3 rights (a)(c)	1,029	0
Lyft, Inc. (a)	4,990,970	60,141,189
Uber Technologies, Inc. (a)	2,975,718	191,844,539
		251,985,736
Machinery - 0.0%
Mitsubishi Heavy Industries Ltd.	165,657	1,985,579
Professional Services - 0.0%
Timee, Inc.	184,000	1,780,982
Trading Companies & Distributors - 0.5%
Ferguson PLC	47,317	10,535,130
FTAI Aviation Ltd.	459,964	51,262,988
United Rentals, Inc.	2,100	1,589,910
Watsco, Inc.	8,606	4,212,551
ZKH Group Ltd. (A Shares) (a)	30	3
		67,600,582
Transportation Infrastructure - 0.0%
JSW Infrastructure Ltd.	451,700	1,828,589
TOTAL INDUSTRIALS		717,665,346
INFORMATION TECHNOLOGY - 39.1%
Communications Equipment - 0.2%
Arista Networks, Inc. (a)	53,994	18,711,621
Ciena Corp. (a)	172,370	9,090,794
		27,802,415
Electronic Equipment, Instruments & Components - 0.1%
Celestica, Inc. (a)	57,200	2,999,568
Coherent Corp. (a)	40,439	2,817,790
Corning, Inc.	421,030	16,845,410
		22,662,768
IT Services - 0.7%
MongoDB, Inc. Class A (a)	74,807	18,878,295
Okta, Inc. (a)	637,437	59,880,832
Shopify, Inc. Class A (a)	264,110	16,175,817
Snowflake, Inc. (a)	131,668	17,166,874
X Holdings Corp. Class A (a)(b)(c)	24,710	690,397
		112,792,215
Semiconductors & Semiconductor Equipment - 23.2%
Advanced Micro Devices, Inc. (a)	435,915	62,980,999
Allegro MicroSystems LLC (a)	235,399	5,658,992
Applied Materials, Inc.	37,004	7,852,249
ASML Holding NV (depository receipt)	41,327	38,711,001
Astera Labs, Inc.	305,325	13,385,448
Astera Labs, Inc.	105,860	4,640,902
Broadcom, Inc.	1,424,180	228,837,242
Enphase Energy, Inc. (a)	53,450	6,152,630
First Solar, Inc. (a)	29,833	6,443,630
GlobalFoundries, Inc. (a)	1,456,250	74,283,313
Impinj, Inc. (a)	52,819	8,413,539
Lam Research Corp.	16,541	15,238,231
Marvell Technology, Inc.	5,432,562	363,873,003
Micron Technology, Inc.	366,882	40,290,981
Monolithic Power Systems, Inc.	66,723	57,587,954
NVIDIA Corp.	18,087,892	2,116,645,113
NXP Semiconductors NV	839,105	220,818,872
ON Semiconductor Corp. (a)	1,182,446	92,526,400
Qorvo, Inc. (a)	39,958	4,786,968
Qualcomm, Inc.	134,818	24,395,317
Synaptics, Inc. (a)	15,761	1,376,251
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	865,730	143,538,034
Teradyne, Inc.	318,899	41,826,793
Xsight Labs Ltd. warrants 1/11/34 (a)(b)(c)	14,367	30,314
		3,580,294,176
Software - 8.6%
Adobe, Inc. (a)	218,242	120,393,199
Applied Intuition, Inc. Class A (b)(c)	7,903	471,730
AppLovin Corp. Class A, (a)	99,087	7,639,608
CoreWeave, Inc. Class A (c)	30,838	23,992,581
Datadog, Inc. Class A (a)	179,648	20,918,213
Figma, Inc. (b)(c)	60,051	1,392,583
HubSpot, Inc. (a)	84,604	42,050,726
Intuit, Inc.	133,766	86,593,420
Life360, Inc.	103,121	3,459,710
Microsoft Corp.	1,822,436	762,416,101
Onestream, Inc.	20,200	562,570
Oracle Corp.	426,921	59,534,133
Palantir Technologies, Inc. Class A (a)	182,399	4,904,709
Pine Labs Private Ltd. (a)(b)(c)	1,109	357,730
Salesforce, Inc.	208,101	53,856,539
SAP SE sponsored ADR	36,500	7,723,400
ServiceNow, Inc. (a)	122,312	99,609,670
Stripe, Inc. Class B (a)(b)(c)	19,200	528,192
Synopsys, Inc. (a)	19,222	10,732,027
Zoom Video Communications, Inc. Class A (a)	229,517	13,862,827
		1,320,999,668
Technology Hardware, Storage & Peripherals - 6.3%
Apple, Inc.	4,082,571	906,657,368
Dell Technologies, Inc.	342,211	38,902,546
Western Digital Corp. (a)	411,934	27,620,175
		973,180,089
TOTAL INFORMATION TECHNOLOGY		6,037,731,331
MATERIALS - 0.6%
Chemicals - 0.1%
Linde PLC	14,213	6,445,596
Sherwin-Williams Co.	19,207	6,737,816
Westlake Corp.	16,700	2,469,262
		15,652,674
Construction Materials - 0.2%
CRH PLC	61,503	5,270,807
Eagle Materials, Inc.	28,762	7,831,893
Grasim Industries Ltd.	136,600	4,530,204
Martin Marietta Materials, Inc.	12,085	7,170,635
Vulcan Materials Co.	26,966	7,402,437
		32,205,976
Containers & Packaging - 0.0%
Aptargroup, Inc.	13,100	1,925,438
Crown Holdings, Inc.	23,200	2,057,840
International Paper Co.	67,400	3,132,752
Smurfit Westrock PLC	33,400	1,497,656
		8,613,686
Metals & Mining - 0.3%
ATI, Inc. (a)	143,922	9,744,959
Carpenter Technology Corp.	123,971	18,083,650
Freeport-McMoRan, Inc.	142,143	6,454,714
Hindalco Industries Ltd.	192,800	1,541,888
Welspun Gujarat Stahl Rohren Ltd.	676,700	5,178,229
		41,003,440
TOTAL MATERIALS		97,475,776
REAL ESTATE - 0.3%
Equity Real Estate Investment Trusts (REITs) - 0.2%
Welltower, Inc.	271,599	30,215,389
Real Estate Management & Development - 0.1%
Zillow Group, Inc. Class C (a)	183,872	8,954,566
TOTAL REAL ESTATE		39,169,955
TOTAL COMMON STOCKS (Cost $8,401,829,265)		14,331,400,525

Convertible Preferred Stocks - 0.9%
	Shares	Value ($)
COMMUNICATION SERVICES - 0.1%
Interactive Media & Services - 0.1%
ByteDance Ltd. Series E1 (a)(b)(c)	31,950	7,342,749
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.0%
Neutron Holdings, Inc.:
Series 1C (a)(b)(c)	3,178,083	97,885
Series 1D (a)(b)(c)	5,904,173	181,849
Rad Power Bikes, Inc.:
Series A (a)(b)(c)	13,256	3,314
Series C (a)(b)(c)	52,162	25,038
Series D (a)(b)(c)	102,800	74,016
Waymo LLC Series A2 (a)(b)(c)	7,817	484,576
		866,678
Broadline Retail - 0.1%
Meesho:
Series D2 (b)(c)	46,549	2,596,038
Series E (b)(c)	7,754	432,441
Series E1 (b)(c)	4,649	259,275
Series F (a)(b)(c)	70,797	4,017,022
		7,304,776
Hotels, Restaurants & Leisure - 0.0%
Discord, Inc. Series I (a)(b)(c)	700	185,787
TOTAL CONSUMER DISCRETIONARY		8,357,241
CONSUMER STAPLES - 0.0%
Consumer Staples Distribution & Retail - 0.0%
GoBrands, Inc.:
Series G (a)(b)(c)	18,300	453,108
Series H (a)(b)(c)	11,467	365,224
		818,332
Food Products - 0.0%
AgBiome LLC Series C (a)(b)(c)	68,700	1
Tobacco - 0.0%
JUUL Labs, Inc. Series E (a)(b)(c)	12,508	13,384
TOTAL CONSUMER STAPLES		831,717
FINANCIALS - 0.0%
Financial Services - 0.0%
Akeana Series C (b)(c)	85,300	1,123,401
Tenstorrent Holdings, Inc.:
Series C1 (b)(c)	16,673	1,238,304
Series D1 (b)(c)	24,300	1,915,569
Series D2 (b)(c)	7,862	597,355
		4,874,629
HEALTH CARE - 0.0%
Health Care Equipment & Supplies - 0.0%
Blink Health LLC:
Series C (a)(b)(c)	16,970	712,740
Series D (b)(c)	3,936	165,312
		878,052
INDUSTRIALS - 0.4%
Aerospace & Defense - 0.4%
ABL Space Systems:
Series B (a)(b)(c)	29,724	713,079
Series B2 (a)(b)(c)	17,155	454,264
Series C1 (b)(c)	9,574	190,523
Relativity Space, Inc. Series E (a)(b)(c)	276,014	5,945,342
Space Exploration Technologies Corp.:
Series G (a)(b)(c)	4,374	4,898,880
Series J (b)(c)	29,526	33,069,120
Series N (a)(b)(c)	8,141	9,117,920
		54,389,128
Air Freight & Logistics - 0.0%
Zipline International, Inc. Series G (b)(c)	65,890	2,764,086
Construction & Engineering - 0.0%
Beta Technologies, Inc. Series A (a)(b)(c)	11,104	1,223,772
TOTAL INDUSTRIALS		58,376,986
INFORMATION TECHNOLOGY - 0.3%
Electronic Equipment, Instruments & Components - 0.0%
CelLink Corp. Series D (a)(b)(c)	92,760	692,917
Enevate Corp. Series E (a)(b)(c)	1,325,513	927,859
Frore Systems, Inc. Series C (b)(c)	85,893	1,386,313
Menlo Micro, Inc. Series C (a)(b)(c)	560,500	392,350
		3,399,439
IT Services - 0.0%
Gupshup, Inc. (a)(b)(c)	78,911	696,784
Yanka Industries, Inc. Series F (a)(b)(c)	55,991	347,704
		1,044,488
Semiconductors & Semiconductor Equipment - 0.1%
Alif Semiconductor Series C (a)(b)(c)	47,598	882,467
Retym, Inc. Series C (a)(b)(c)	154,149	1,328,764
Sima Technologies, Inc.:
Series B (a)(b)(c)	313,000	2,043,890
Series B1 (a)(b)(c)	20,966	158,293
Xsight Labs Ltd.:
Series D (a)(b)(c)	130,900	727,804
Series D1 (b)(c)	47,890	379,289
		5,520,507
Software - 0.2%
Algolia, Inc. Series D (a)(b)(c)	30,436	507,672
Anthropic PBC Series D (b)(c)	92,022	2,760,660
Applied Intuition, Inc.:
Series A2 (b)(c)	10,287	614,031
Series B2 (b)(c)	4,960	296,062
Bolt Technology OU Series E (a)(b)(c)	20,165	2,716,816
CoreWeave, Inc. Series C (b)(c)	1,978	1,589,857
Databricks, Inc.:
Series G (a)(b)(c)	48,000	3,712,320
Series H (a)(b)(c)	31,572	2,441,778
Series I (b)(c)	1,359	105,105
Moloco, Inc. Series A (a)(b)(c)	20,180	1,100,415
Mountain Digital, Inc. Series D (a)(b)(c)	62,139	832,663
Pine Labs Private Ltd.:
Series 1 (a)(b)(c)	2,652	855,456
Series A (a)(b)(c)	663	213,864
Series B (a)(b)(c)	721	232,573
Series B2 (a)(b)(c)	583	188,058
Series C (a)(b)(c)	1,085	349,988
Series C1 (a)(b)(c)	228	73,546
Series D (a)(b)(c)	244	78,707
Skyryse, Inc. Series B (a)(b)(c)	67,400	1,428,880
Stripe, Inc.:
Series H (a)(b)(c)	8,086	222,446
Series I (a)(b)(c)	124,536	3,425,985
xAI Corp. Series B (b)(c)	872,295	10,441,371
		34,188,253
Technology Hardware, Storage & Peripherals - 0.0%
Lightmatter, Inc.:
Series C (a)(b)(c)	70,909	1,550,780
Series C2 (b)(c)	11,138	290,813
		1,841,593
TOTAL INFORMATION TECHNOLOGY		45,994,280
MATERIALS - 0.0%
Metals & Mining - 0.0%
Diamond Foundry, Inc. Series C (a)(b)(c)	249,802	6,879,547
UTILITIES - 0.0%
Independent Power and Renewable Electricity Producers - 0.0%
Redwood Materials:
Series C (a)(b)(c)	37,990	1,355,483
Series D (a)(b)(c)	10,886	388,412
		1,743,895
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $134,726,921)		135,279,096

Convertible Bonds - 0.0%
	Principal Amount (g)	Value ($)
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Neutron Holdings, Inc.:
4% 5/22/27 (b)(c)	237,400	302,638
4% 6/12/27 (b)(c)	64,200	81,842
6.5% 10/29/26 (b)(c)(h)	2,708,561	2,716,416
(Cost $3,010,161)		3,100,896

Preferred Securities - 0.0%
	Principal Amount (g)	Value ($)
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Rad Power Bikes, Inc. 8% 12/31/25 (b)(c)	110,642	161,079
INFORMATION TECHNOLOGY - 0.0%
Electronic Equipment, Instruments & Components - 0.0%
Enevate Corp. 6% (b)(c)(i)	68,928	78,259
Semiconductors & Semiconductor Equipment - 0.0%
Sima Technologies, Inc. 10% 12/31/27 (b)(c)	310,637	313,848
TOTAL INFORMATION TECHNOLOGY		392,107
TOTAL PREFERRED SECURITIES (Cost $490,207)		553,186

Money Market Funds - 6.3%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (j)	922,295,176	922,479,635
Fidelity Securities Lending Cash Central Fund 5.39% (j)(k)	49,439,878	49,444,822
TOTAL MONEY MARKET FUNDS (Cost $971,924,457)		971,924,457

TOTAL INVESTMENT IN SECURITIES - 99.9% (Cost $9,511,981,011)	15,442,258,160
NET OTHER ASSETS (LIABILITIES) - 0.1%	11,217,896
NET ASSETS - 100.0%	15,453,476,056

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	966	Sep 2024	268,451,400	2,613,477	2,613,477
CME Micro E-mini NASDAQ 100 Index Contracts (United States)	1,373	Sep 2024	535,614,165	(12,225,212)	(12,225,212)

TOTAL FUTURES CONTRACTS					(9,611,735)
The notional amount of futures purchased as a percentage of Net Assets is 5.2%

Legend

(a)	Non-income producing
(b)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $239,106,396 or 1.5% of net assets.

(c)	Level 3 security
(d)	Security or a portion of the security is on loan at period end.
(e)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $8,882,092 or 0.1% of net assets.

(f)	Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.
(g)	Amount is stated in United States dollars unless otherwise noted.
(h)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(i)	Security is perpetual in nature with no stated maturity date.
(j)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(k)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
ABL Space Systems warrants 12/14/30	12/14/23	0

ABL Space Systems Series B	3/24/21	1,338,638

ABL Space Systems Series B2	10/22/21	1,166,473

ABL Space Systems Series C1	12/14/23	313,081

AgBiome LLC Series C	6/29/18	435,125

Akeana Series C	1/23/24	1,088,496

Algolia, Inc. Series D	7/23/21	890,102

Alif Semiconductor Series C	3/08/22	966,170

Ant International Co. Ltd. Class C	5/16/18	769,853

Anthropic PBC Series D	5/31/24	2,761,074

Applied Intuition, Inc. Class A	7/02/24	471,769

Applied Intuition, Inc. Series A2	7/02/24	614,081

Applied Intuition, Inc. Series B2	7/02/24	296,087

Beta Technologies, Inc. Series A	4/09/21	813,590

Bird Global, Inc.	5/11/21	2,013,670

Blink Health LLC Series A1	12/30/20 - 6/17/24	199,200

Blink Health LLC Series C	11/07/19 - 7/14/21	647,847

Blink Health LLC Series D	6/17/24 - 6/25/24	165,312

Bolt Technology OU Series E	1/03/22	5,238,796

Bowery Farming, Inc. warrants	10/25/23	0

ByteDance Ltd. Series E1	11/18/20	3,500,895

CelLink Corp. Series D	1/20/22	1,931,625

CoreWeave, Inc. Series C	5/17/24	1,540,961

Databricks, Inc. Series G	2/01/21	2,837,886

Databricks, Inc. Series H	8/31/21	2,320,041

Databricks, Inc. Series I	9/14/23	99,887

Diamond Foundry, Inc. Series C	3/15/21	5,995,248

Discord, Inc. Series I	9/15/21	385,437

Enevate Corp. Series E	1/29/21	1,469,576

Enevate Corp. 6%	11/02/23	68,928

Epic Games, Inc.	7/30/20	349,025

Fanatics, Inc. Class A	8/13/20 - 10/24/22	10,009,624

Figma, Inc.	5/15/24	1,392,763

Frore Systems, Inc. Series C	5/10/24	1,380,335

GoBrands, Inc. Series G	3/02/21	4,569,827

GoBrands, Inc. Series H	7/22/21	4,454,821

Gupshup, Inc.	6/08/21	1,804,316

JUUL Labs, Inc. Class A	12/20/17 - 7/06/18	645,585

JUUL Labs, Inc. Series E	12/20/17 - 7/06/18	342,963

Lenskart Solutions Pvt Ltd.	4/30/24	6,959,691

Lightmatter, Inc. Series C	5/19/23	1,166,935

Lightmatter, Inc. Series C2	12/18/23	289,608

Meesho Series D2	7/15/24	2,606,744

Meesho Series E	7/15/24	434,224

Meesho Series E1	4/18/24	260,344

Meesho Series F	9/21/21 - 7/15/24	5,279,390

Menlo Micro, Inc. Series C	2/09/22	742,943

Moloco, Inc. Series A	6/26/23	1,210,800

Mountain Digital, Inc. Series D	11/05/21	1,427,041

MultiPlan Corp. warrants	10/08/20	0

Neutron Holdings, Inc.	2/04/21	4,916

Neutron Holdings, Inc. Series 1C	7/03/18	581,081

Neutron Holdings, Inc. Series 1D	1/25/19	1,431,762

Neutron Holdings, Inc. 4% 5/22/27	6/04/20	237,400

Neutron Holdings, Inc. 4% 6/12/27	6/12/20	64,200

Neutron Holdings, Inc. 6.5% 10/29/26	10/29/21 - 4/29/24	2,708,561

Pine Labs Private Ltd.	6/30/21	413,502

Pine Labs Private Ltd. Series 1	6/30/21	988,825

Pine Labs Private Ltd. Series A	6/30/21	247,206

Pine Labs Private Ltd. Series B	6/30/21	268,832

Pine Labs Private Ltd. Series B2	6/30/21	217,377

Pine Labs Private Ltd. Series C	6/30/21	404,553

Pine Labs Private Ltd. Series C1	6/30/21	85,012

Pine Labs Private Ltd. Series D	6/30/21	90,978

Rad Power Bikes, Inc.	1/21/21	490,493

Rad Power Bikes, Inc. warrants 10/6/33	10/06/23	0

Rad Power Bikes, Inc. Series A	1/21/21	63,945

Rad Power Bikes, Inc. Series C	1/21/21	251,621

Rad Power Bikes, Inc. Series D	9/17/21	985,215

Rad Power Bikes, Inc. 8% 12/31/25	10/06/23	110,642

Redwood Materials Series C	5/28/21	1,800,858

Redwood Materials Series D	6/02/23	519,653

Relativity Space, Inc. Series E	5/27/21	6,302,807

Retym, Inc. Series C	5/17/23 - 6/20/23	1,199,557

Sima Technologies, Inc. Series B	5/10/21	1,604,876

Sima Technologies, Inc. Series B1	4/25/22	148,668

Sima Technologies, Inc. 10% 12/31/27	4/08/24 - 7/05/24	310,637

Skyryse, Inc. Series B	10/21/21	1,663,430

Space Exploration Technologies Corp.	2/16/21 - 4/02/24	40,573,525

Space Exploration Technologies Corp. Class C	12/15/22 - 4/02/24	13,293,333

Space Exploration Technologies Corp. Series G	9/07/23	3,542,940

Space Exploration Technologies Corp. Series J	9/07/23	23,916,060

Space Exploration Technologies Corp. Series N	8/04/20	2,198,070

Stripe, Inc. Class B	5/18/21	770,465

Stripe, Inc. Series H	3/15/21	324,451

Stripe, Inc. Series I	3/20/23 - 5/12/23	2,507,425

Tenstorrent Holdings, Inc. Series C1	4/23/21	991,307

Tenstorrent Holdings, Inc. Series D1	7/16/24	1,915,483

Tenstorrent Holdings, Inc. Series D2	7/17/24	597,355

Veterinary Emergency Group LLC Class A	9/16/21 - 3/17/22	2,585,288

Waymo LLC Series A2	5/08/20	671,224

X Holdings Corp. Class A	10/25/22	2,471,000

xAI Corp. Series B	5/13/24	10,441,371

Xsight Labs Ltd. warrants 1/11/34	1/11/24	0

Xsight Labs Ltd. Series D	2/16/21	1,046,676

Xsight Labs Ltd. Series D1	1/11/24	382,928

Yanka Industries, Inc. Series F	4/08/21	1,784,814

Zipline International, Inc. Series G	6/07/24	2,763,842

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	665,660,945	3,044,268,942	2,787,449,520	50,171,965	(732)	-	922,479,635	1.8%
Fidelity Securities Lending Cash Central Fund 5.39%	161,527,112	586,005,132	698,087,422	167,909	-	-	49,444,822	0.2%
Total	827,188,057	3,630,274,074	3,485,536,942	50,339,874	(732)	-	971,924,457

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Consolidated Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of July 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Consolidated Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	2,361,985,724	2,354,278,775	-	7,706,949
Consumer Discretionary	2,611,859,092	2,550,591,483	30,940,814	30,326,795
Consumer Staples	374,194,282	373,336,233	-	858,049
Energy	188,608,830	188,608,830	-	-
Financials	623,715,469	603,990,257	10,515,589	9,209,623
Health Care	1,301,279,108	1,289,949,609	6,595,629	4,733,870
Industrials	776,042,332	645,535,818	1,985,579	128,520,935
Information Technology	6,083,725,611	6,010,267,804	-	73,457,807
Materials	104,355,323	97,475,776	-	6,879,547
Real Estate	39,169,955	39,169,955	-	-
Utilities	1,743,895	-	-	1,743,895

Corporate Bonds	3,100,896	-	-	3,100,896

Preferred Securities	553,186	-	-	553,186

Money Market Funds	971,924,457	971,924,457	-	-
Total Investments in Securities:	15,442,258,160	15,125,128,997	50,037,611	267,091,552

Net Unrealized Appreciation on Unfunded Commitments	17,285	-	-	17,285
Total	17,285	-	-	17,285
Derivative Instruments: Assets
Futures Contracts	2,613,477	2,613,477	-	-
Total Assets	2,613,477	2,613,477	-	-
Liabilities
Futures Contracts	(12,225,212)	(12,225,212)	-	-
Total Liabilities	(12,225,212)	(12,225,212)	-	-
Total Derivative Instruments:	(9,611,735)	(9,611,735)	-	-
The following is a reconciliation of consolidated  Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Beginning Balance	$141,097,621
Net Realized Gain (Loss) on Investment Securities	345,760
Net Unrealized Gain (Loss) on Investment Securities	34,976,677
Cost of Purchases	109,874,818
Proceeds of Sales	(7,647,998)
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	(11,555,326)
Ending Balance	$267,091,552
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2024	$34,279,386

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions, corporate actions or exchanges. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's consolidated Statement of Operations.

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2024. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Consolidated Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	2,613,477	(12,225,212)
Total Equity Risk	2,613,477	(12,225,212)
Total Value of Derivatives	2,613,477	(12,225,212)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Consolidated Schedule of Investments. In the Consolidated Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).
Consolidated Financial Statements
Consolidated Statement of Assets and Liabilities
As of July 31, 2024
Assets
Investment in securities, at value (including securities loaned of $48,792,097) - See accompanying schedule:
Unaffiliated issuers (cost $8,540,056,554)	$14,470,333,703
Fidelity Central Funds (cost $971,924,457)	971,924,457

Total Investment in Securities (cost $9,511,981,011)		$15,442,258,160
Segregated cash with brokers for derivative instruments		39,840,000
Foreign currency held at value (cost $84)		84
Receivable for investments sold		17,651,279
Unrealized appreciation on unfunded commitments		17,285
Receivable for fund shares sold		13,991,945
Dividends receivable		2,632,194
Interest receivable		95,347
Distributions receivable from Fidelity Central Funds		4,325,177
Receivable for daily variation margin on futures contracts		19,754,390
Other receivables		4,323
Total assets		15,540,570,184
Liabilities
Payable to custodian bank	$27,344
Payable for investments purchased	16,122,448
Payable for fund shares redeemed	10,766,845
Accrued management fee	5,971,358
Deferred taxes	4,659,094
Other payables and accrued expenses	99,489
Collateral on securities loaned	49,447,550
Total liabilities		87,094,128
Commitments and contingent liabilities (see Commitments note)
Net Assets		$15,453,476,056
Net Assets consist of:
Paid in capital		$9,608,936,244
Total accumulated earnings (loss)		5,844,539,812
Net Assets		$15,453,476,056
Net Asset Value, offering price and redemption price per share ($15,453,476,056 ÷ 472,442,902 shares)		$32.71
Consolidated Statement of Operations
Year ended July 31, 2024
Investment Income
Dividends		$59,374,506
Interest		1,996,257
Income from Fidelity Central Funds (including $167,909 from security lending)		50,339,874
Total income		111,710,637
Expenses
Management fee	$56,871,896
Independent trustees' fees and expenses	56,183
Total expenses before reductions	56,928,079
Expense reductions	(7,065)
Total expenses after reductions		56,921,014
Net Investment income (loss)		54,789,623
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $18,676)	165,155,307
Redemptions in-kind	507,463,162
Fidelity Central Funds	(732)
Foreign currency transactions	315,894
Futures contracts	165,907,997
Total net realized gain (loss)		838,841,628
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $3,189,960)	2,598,040,345
Unfunded commitments	17,285
Assets and liabilities in foreign currencies	(217)
Futures contracts	(26,801,415)
Total change in net unrealized appreciation (depreciation)		2,571,255,998
Net gain (loss)		3,410,097,626
Net increase (decrease) in net assets resulting from operations		$3,464,887,249
Consolidated Statement of Changes in Net Assets

	Year ended July 31, 2024	Year ended July 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$54,789,623	$16,349,999
Net realized gain (loss)	838,841,628	(122,918,771)
Change in net unrealized appreciation (depreciation)	2,571,255,998	2,066,089,574
Net increase (decrease) in net assets resulting from operations	3,464,887,249	1,959,520,802
Distributions to shareholders	(28,694,920)	(7,284,411)

Share transactions
Proceeds from sales of shares	5,483,488,662	2,691,780,500
Reinvestment of distributions	28,606,071	7,274,331
Cost of shares redeemed	(3,383,723,047)	(1,583,663,662)

Net increase (decrease) in net assets resulting from share transactions	2,128,371,686	1,115,391,169
Total increase (decrease) in net assets	5,564,564,015	3,067,627,560

Net Assets
Beginning of period	9,888,912,041	6,821,284,481
End of period	$15,453,476,056	$9,888,912,041

Other Information
Shares
Sold	197,114,419	131,770,510
Issued in reinvestment of distributions	1,142,603	380,059
Redeemed	(116,394,378)	(79,361,422)
Net increase (decrease)	81,862,644	52,789,147

Consolidated Financial Highlights
Fidelity® Blue Chip Growth K6 Fund

Years ended July 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$25.32	$20.19	$27.89	$19.32	$13.69
Income from Investment Operations
Net investment income (loss) A,B	.12	.05	- C	(.03)	.03
Net realized and unrealized gain (loss)	7.34	5.10	(5.83)	8.91	5.64
Total from investment operations	7.46	5.15	(5.83)	8.88	5.67
Distributions from net investment income	(.07)	(.02)	-	(.02)	(.04)
Distributions from net realized gain	-	-	(1.87)	(.29)	- C
Total distributions	(.07)	(.02)	(1.87)	(.31)	(.04)
Net asset value, end of period	$32.71	$25.32	$20.19	$27.89	$19.32
Total Return D	29.54%	25.55%	(22.62)%	46.28%	41.55%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.45%	.45%	.45%	.45%	.45%
Expenses net of fee waivers, if any	.45%	.45%	.45%	.45%	.45%
Expenses net of all reductions	.45%	.45%	.45%	.45%	.45%
Net investment income (loss)	.43%	.23%	.01%	(.10)%	.19%
Supplemental Data
Net assets, end of period (000 omitted)	$15,453,476	$9,888,912	$6,821,284	$6,455,689	$3,854,348
Portfolio turnover rate G,H	17%	24%	37%	44%	49%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CAmount represents less than $.005 per share.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Consolidated Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
HPortfolio turnover rate excludes securities received or delivered in-kind.
Notes to Consolidated Financial Statements

For the period ended July 31, 2024

1. Organization.
Fidelity Blue Chip Growth K6 Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Consolidated Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Consolidated Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the consolidated financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the consolidated financial statements were issued have been evaluated in the preparation of the consolidated financial statements. The Fund's Consolidated Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds and preferred securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in InputA
Equities	$263,437,470	Recovery value	Recovery value	$0.00	Increase
		Market approach	Transaction price	$1.10 - $78.20 / $13.61	Increase
			Discount rate	10.0% - 55.0% / 23.8%	Decrease
			Premium rate	10.0% - 30.0% / 23.2%	Increase
		Market comparable	Enterprise value/Revenue multiple (EV/R)	0.8 - 61.0 / 11.3	Increase
			Enterprise value/EBITDA multiple (EV/EBITDA)	20.6 - 21.3 / 21.3	Increase
		Discounted cash flow	Weighted average cost of capital (WACC)	30.6%	Decrease
			Yield	33.0%	Decrease
			Exit multiple	1.5	Increase
		Book value	Book value multiple	1.6	Increase
		Black scholes	Discount rate	4.1% - 5.0% / 4.3%	Increase
			Volatility	40.0% - 100.0% / 68.5%	Increase
			Term	0.7 - 5.0 / 3.3	Increase
Corporate Bonds	$3,100,896	Market comparable	Enterprise value/Revenue multiple (EV/R)	2.0	Increase
			Discount rate	29.2%	Decrease
			Probability rate	10.0% - 75.0% / 33.3%	Increase
		Black scholes	Discount rate	4.6%	Increase
			Volatility	75.0%	Increase
			Term	1.4	Increase
Preferred Securities	$553,186	Recovery value	Recovery value	$0.00	Increase
		Market approach	Transaction price	$100.00	Increase
			Discount rate	35.4% - 37.9% / 37.4%	Decrease
			Probability rate	0.0% - 60.0% / 36.4%	Increase
		Market comparable	Enterprise value/Revenue multiple (EV/R)	1.6	Increase
		Black scholes	Discount rate	4.4% - 5.4% / 4.8%	Increase
			Volatility	50.0% - 100.0% / 60.0%	Increase
			Term	0.3 - 2.1 / 1.2	Increase

A Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2024, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Consolidated Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Consolidated Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Consolidated Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Consolidated Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying consolidated financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2024, the Fund did not have any unrecognized tax benefits in the consolidated financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes on the Consolidated Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the consolidated financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), redemptions in-kind, partnerships, capital loss carryforwards, losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$6,254,446,784
Gross unrealized depreciation	(390,518,415)
Net unrealized appreciation (depreciation)	$5,863,928,369
Tax Cost	$9,578,347,075

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$78,365,780
Capital loss carryforward	$(93,095,425)
Net unrealized appreciation (depreciation) on securities and other investments	$5,863,928,552

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(93,095,425)
Long-term	(-)
Total capital loss carryforward	$(93,095,425)

The tax character of distributions paid was as follows:

	July 31, 2024	July 31, 2023
Ordinary Income	$28,694,920	$7,284,411

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Consolidated Schedule of Investments, if applicable.

Commitments. A commitment is an agreement to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Commitments outstanding at period end are presented in the table below. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Consolidated Statement of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Consolidated Statement of Operations, as applicable based on contractual conditions of each commitment.

	Investment to be Acquired	Commitment Amount ($)	Unrealized Appreciation (Depreciation)($)
Fidelity Blue Chip Growth K6 Fund	JUUL Labs, Inc. Class A	7,068,734	17,285
Fidelity Blue Chip Growth K6 Fund	Space Exploration Technologies Corp. Class A	149,184	-
Fidelity Blue Chip Growth K6 Fund	Space Exploration Technologies Corp. Class C	1,206,016	-

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	Amount ($)	% of Net Assets
Fidelity Blue Chip Growth K6 Fund	3,559,970.02

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Consolidated Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Consolidated Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Consolidated Statement of Assets and Liabilities, if applicable.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Consolidated Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Consolidated Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Consolidated Statement of Operations.

Any open futures contracts at period end are presented in the Consolidated Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Consolidated Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Consolidated Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Blue Chip Growth K6 Fund	4,587,833,670	2,018,102,092

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the "Net realized gain (loss) on: Redemptions in-kind" line in the accompanying Consolidated Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Consolidated Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity Blue Chip Growth K6 Fund	30,604,532	507,463,162	914,880,637

Unaffiliated Exchanges In-Kind.  Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Consolidated Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Blue Chip Growth K6 Fund	9,377,884	299,672,435

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Consolidated Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity Blue Chip Growth K6 Fund	9,258,498	74,495,434	187,379,094

Prior Year Unaffiliated Exchanges In-Kind.  Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Consolidated Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Blue Chip Growth K6 Fund	19,728,593	383,753,808
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .45% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Consolidated Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Blue Chip Growth K6 Fund	54,442

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss)($)
Fidelity Blue Chip Growth K6 Fund	346,898,991	66,864,036	(3,562,169)

Sub-Advisory Arrangements. Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Consolidated Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Consolidated Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Consolidated Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Blue Chip Growth K6 Fund	17,885	38,066	-
9. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $7,065.
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Blue Chip Growth K6 Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying consolidated statement of assets and liabilities of Fidelity Blue Chip Growth K6 Fund (the "Fund"), a fund of Fidelity Securities Fund, including the consolidated schedule of investments, as of July 31, 2024, the related consolidated statement of operations for the year then ended, the consolidated statement of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
September 16, 2024
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 98.34% and 73.76% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 0.02% and 0.31% of the dividends distributed in September and December, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
A special meeting of shareholders was held on July 16, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Bettina Doulton
Affirmative	88,756,759,992.17	95.11
Withheld	4,564,750,651.52	4.89
TOTAL	93,321,510,643.68	100.00
Robert A. Lawrence
Affirmative	88,523,438,331.98	94.86
Withheld	4,798,072,311.70	5.14
TOTAL	93,321,510,643.68	100.00
Vijay C. Advani
Affirmative	88,484,371,668.51	94.82
Withheld	4,837,138,975.17	5.18
TOTAL	93,321,510,643.68	100.00
Thomas P. Bostick
Affirmative	88,618,596,648.21	94.96
Withheld	4,702,913,995.47	5.04
TOTAL	93,321,510,643.68	100.00
Donald F. Donahue
Affirmative	88,542,403,002.79	94.88
Withheld	4,779,107,640.89	5.12
TOTAL	93,321,510,643.68	100.00
Vicki L. Fuller
Affirmative	88,788,711,037.44	95.14
Withheld	4,532,799,606.24	4.86
TOTAL	93,321,510,643.68	100.00
Patricia L. Kampling
Affirmative	88,819,315,996.59	95.18
Withheld	4,502,194,647.10	4.82
TOTAL	93,321,510,643.68	100.00
Thomas A. Kennedy
Affirmative	88,667,457,817.34	95.01
Withheld	4,654,052,826.34	4.99
TOTAL	93,321,510,643.68	100.00
Oscar Munoz
Affirmative	88,183,976,568.30	94.49
Withheld	5,137,534,075.39	5.51
TOTAL	93,321,510,643.68	100.00
Karen B. Peetz
Affirmative	88,720,160,318.58	95.07
Withheld	4,601,350,325.11	4.93
TOTAL	93,321,510,643.68	100.00
David M. Thomas
Affirmative	88,471,490,747.86	94.80
Withheld	4,850,019,895.82	5.20
TOTAL	93,321,510,643.68	100.00
Susan Tomasky
Affirmative	88,536,869,646.78	94.87
Withheld	4,784,640,996.90	5.13
TOTAL	93,321,510,643.68	100.00
Michael E. Wiley
Affirmative	88,526,906,267.86	94.86
Withheld	4,794,604,375.83	5.14
TOTAL	93,321,510,643.68	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
Note: This information is disclosed as part of the consolidated financial statements for each Fund as part of Item 7: Consolidated Financial Statements and Consolidated Financial Highlights for Open-End Management Investment companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Blue Chip Growth K6 Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2024 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.  The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and total expense ratio, the Board considered the fund's unitary fee rate as well as other fund expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Morningstar) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2023 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2023. Further, the information provided to the Board indicated that the total expense ratio of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2023 and below the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2023.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) the variable management fee implemented for certain funds effective March 1, 2024; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2025.

1.9884007.107
BCFK6-ANN-0924

Item 8.

Changes in and Disagreements with Accountants for Open-End Management Investment Companies

See Item 7.

Item 9.

Proxy Disclosures for Open-End Management Investment Companies

See Item 7.

Item 10.

Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

See Item 7.

Item 11.

Statement Regarding Basis for Approval of Investment Advisory Contract

See Item 7.

Item 12.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 13.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 14.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 15.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 16.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 17.

Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 18.

Recovery of Erroneously Awarded Compensation

(a)

Not applicable.

(b)

Not applicable.

Item 19.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Securities Fund

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer (Principal Executive Officer)

Date:	September 20, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer (Principal Executive Officer)

Date:	September 20, 2024

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer (Principal Financial Officer)

Date:	September 20, 2024